As filed with the Securities and Exchange Commission on April 12, 2018

Registration No. 333-48300

811-07697

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 38	☒

and

REGISTRATION STATEMENT UNDER	☒
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 65	☒

NYLIAC CORPORATE SPONSORED VARIABLE

UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Charles F. Furtado, Jr., Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq.	Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP	Senior Vice President, Deputy General Counsel
1275 Pennsylvania Avenue, NW	and Chief Insurance Counsel
Washington, DC 20004-2415	New York Life Insurance Company
51 Madison Avenue
New York, New York 10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2018, pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

☐ on                      pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

CorpExec VUL II-V

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2018

A flexible premium corporate sponsored variable universal life insurance policy offered to individuals under

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This prospectus describes four-policy series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies: CorpExec VUL II, CorpExec VUL III, CorpExec VUL IV & CorpExec VUL V. New policies are no longer offered under this four-policy series. Unless otherwise indicated, all information in this Prospectus pertains to all policies in this series. In this prospectus, the words, “We,” “Our” or “Us” refer to NYLIAC and the words “you” or “your” refer to the policyowner.

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway,

Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_ Service@newyorklife.com

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

2

In certain jurisdictions, different provisions may apply to the policy. Please refer to the policy or ask your registered representative for details regarding your particular policy.

3

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before making additional premium payments to the policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI. Capitalized terms used in this prospectus have the same meaning as in the section on “Definitions” below.

Benefits

Protection

We designed Corp Exec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

●	the number of Accumulation Units held in each Investment Division for the policy;

●	the performance of each Investment Division in the Separate Account;

●	the amount in and interest rate credited on the amount held in the Fixed Account, if any; and

●	the amount in and interest rate credited on the amount held in the Loan Account, if any.

With the CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the Loan Value of the policy.

Liquidity through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event.

Partial withdrawal requests must be made in writing and must be in Good Order. (See “Partial Withdrawals and Surrenders—Partial Withdrawals.”)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 134 Allocation Alternatives (122 of which are available to all policyowners). Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 133 Investment Divisions (121 of which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

4

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request in Good Order. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

●	Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

●	Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

●	Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

If the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations: Life Insurance Status of Policy, and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging. Please see “Description of the Policy-Options Available at No Additional Charge” for complete information.

Additional Benefits through Riders

CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life. New York Life has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, are applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not

5

guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims and financial strength and are not backed or guaranteed by New York Life.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force. Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested.

A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuations and other performance-related risks. To continue to keep your policy in force, premium payments significantly higher than the planned premiums may be required. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Depending on the timing and degree of fluctuations in investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement—Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In

6

addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount.

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Cybersecurity Risk

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber attack risks that are common to all insurers and financial service providers. (See “Management and Organization – Cybersecurity Risks” for more information on cybersecurity risks.)

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interest of other policyowners (see “Description of the Policy—Limits on Transfers” for more information). However, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other

7

policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

●	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

●	Increased administrative and Fund brokerage expenses and/or

●	Dilution of the interests of long-term investors.

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

8

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Allocation Alternatives.

CorpExec VUL II:

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 13.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid
State Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00 % of premiums paid Guaranteed Maximum: 2.00 % of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25
(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

9

CorpExec VUL III and CorpExec VUL IV:

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 10.75% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: None Guaranteed Maximum: 3.00% of premiums paid
State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25
(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

10

CorpExec VUL V:

TRANSACTION FEES
Charge Sales Expense Charge for premiums paid up to the Target Premium	When Charge Is Deducted When premium payment is applied up to age 100	Amount Deducted Current: 14.00% of premiums paid(1) Guaranteed Maximum: 14.00% of premiums paid(2)
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 1.00% of premiums paid(3) Guaranteed Maximum: 3.00% of premiums paid
State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid(4) Guaranteed Maximum: 2.00% of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	Current: 1.25% of premiums paid(5) Guaranteed Maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	At time of transfer	Current: No charge Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	At the time of withdrawal	Current: No charge Guaranteed Maximum: $25

(1)	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.
(2)	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.
(3)	Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.
(4)	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.
(5)	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

11

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES(A)
Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge(1)	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $90.90 per $1,000 of Net Amount at Risk(2)

Guaranteed Minimum: $0.08 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day applied to Age 100

CorpExec VUL II:

Current: $5.00 ($60.00 annually)

Guaranteed Maximum: $9.00 ($108 annually)

CorpExec VUL III, IV, and V:

Current: $0.00 Policy Year 1, $5.00 thereafter ($60 annually)

Guaranteed Maximum: $9.00 ($108 annually)

Mortality and Expense Risk Charge	Daily Monthly

CorpExec VUL II:

Current: An annual rate of 0.25% of the average daily Accumulation Value

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

CorpExec VUL III and IV:

Current: An annual rate of 0.25% of the Accumulation Value in Policy Year 1, 0.45% of the Accumulation Value in Policy Years 2-25, and 0.25% of the Accumulation Value thereafter.

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

CorpExec VUL V:

Current: An annual rate of 0.50% of the Accumulation Value in Policy Years 1-10 and 0.25% of the Accumulation Value thereafter

Guaranteed Maximum: An annual rate of 0.90% of the Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% Guaranteed Maximum: 6.00%
Riders
Supplementary Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of term insurance benefit.

Guaranteed Minimum: $0.08 per $1,000 of term insurance benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of term insurance benefit.

Level Term Rider(1)	Monthly until rider expires

Guaranteed Maximum: $90.90 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.08 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.38 per $1,000 of Term Insurance Benefit.

(A)	Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.
(1)	This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2)	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

12

The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2017. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1,2]

	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	3.33%

(1)  Expressed as a percentage of average net assets for the fiscal year ended December 31, 2017. This information is provided by the Funds and their agents. The information is based on 2017 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information provided by Funds that are not affiliated with Us.

(2)  Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 133 Investment Divisions of the Separate Account (121 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time, but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

CorpExec VUL: NYLIAC Corporate Executive Series Variable Universal Life insurance.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This amount is used to calculate Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account, an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

13

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Good Order: We consider a notice, request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a notice, request or a transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested notice, request or transaction in writing at the Service Office noted on the first page of this prospectus (or, if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular notice, request or transaction is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form, notice or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Loan Value: Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Value less any Policy Debt as of that date.

LTR: Level Term Rider.

Monthly Deduction Day (CorpExec VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly

14

Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Monthly Deduction Day (CorpExec VUL III/IV/V): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will, on average, not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies may be greater than We have estimated (expense risk).

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

New York Life: New York Life Insurance Company.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any benefits provided under any riders you have chosen, minus any outstanding loans (including any accrued loan interest) and charges.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include a term rider, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the sales expense charge that is based on the Face Amount of the policy or the Target Face Amount if a term rider is elected.

Term Insurance Benefit: The dollar amount of life insurance under a term rider as determined at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

15

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of New York Life)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

CorpExec VUL is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996, and/or the Fixed Account. CorpExec VUL offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the Face Amount of the policy, and the ability to invest in any of the Allocation Alternatives, including the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. See “State Variations” for specific information that may be applicable to your state and that describes all material state variations to the policies consistent with the disclosure standards under the federal securities laws.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment

16

performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other separate account of NYLIAC.

The Separate Account currently consists of 133 Investment Divisions (121 of the Investment Divisions are available to all policyowners.) Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. (Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information.) Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

●	add, close, substitute or remove any Investment Division (and the shares of an associated Eligible Portfolio);

●	create new separate accounts;

●	combine the Separate Account with one or more other separate accounts;

●	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

●	deregister the Separate Account under the 1940 Act;

●	manage the Separate Account under the direction of a committee or discharge such committee at any time;

●	transfer the assets of the Separate Account to one or more other separate accounts;

●	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

●	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CorpExec VUL IV Only:

We also offer an enhanced current Fixed Account interest crediting rate for plans where the aggregate premium allocated to the Fixed Account for policies owned under such a plan is $5,000,000 or more on the

17

plan issue date. Policies will also qualify for this enhancement if, on the plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

The qualification date for each policy under the plan for the enhanced current Fixed Account interest crediting rate is the plan anniversary date. Some policy anniversary dates may differ from the plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Years	9-10	0.60%
Policy Year	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

CorpExec VUL V Only:

For plans with assets allocated to the Fixed Account, We offer an enhanced current Fixed Account interest crediting rate.

The current Fixed Account crediting rate is increased by the following rates:

Policy Years	2-5	0.35%
Policy Years	6-8	0.65%
Policy Year	9-10	0.60%
Policy Years	11	0.40%
Policy Years	12-13	0.20%
Policy Years	14-15	0.10%

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at the Service Office noted on the first page of this prospectus, or if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com.

All requests for policy service must be in Good Order. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, We will make every reasonable attempt to notify you in writing. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed requests may be acceptable for a limited number of policy transactions.

CYBERSECURITY RISKS

Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners. Therefore, Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruptions, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting New York Life, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect Us and Your policy Cash Value. For instance, cyber-attacks may (i) interfere with Our processing of policy transactions (including surrenders, withdrawals,

18

loans, and transfers) and the processing of orders with the underlying funds; (ii) impact Our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause Us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that We, the underlying funds or Our service providers will avoid losses affecting Your policy due to cyber-attacks or information security breaches in the future.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in Our selection of Funds and Eligible Portfolios. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in

19

amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio. Please contact us at (888) 695-4748, or contact your registered representative, if you do not have the accompanying book of underlying Fund prospectuses.

20

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy—Initial Class***	New York Life Investment Management LLC (or “New York Life Investments”)* Subadvisers: Candriam France S.A.S.*, Cushing® Asset Management, LP (“Cushing®”)* and MacKay Shields LLC (“MacKay”)*	• Seeks to achieve long-term growth of capital.
MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYL Investors LLC (“NYLI”)*	• Seeks total return.
MainStay VP Eagle Small Cap Growth— Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.
MainStay VP Emerging Markets Equity— Initial Class***	New York Life Investments Subadviser: Candriam Belgium* and MacKay	• Seeks long-term capital appreciation.
MainStay VP Epoch U.S. Equity Yield— Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	• Seeks current income and capital appreciation.
MainStay VP Epoch U.S. Small Cap— Initial Class	New York Life Investments Subadviser: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.
MainStay VP Janus Henderson Balanced (formerly MainStay VP Janus Balanced)— Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.
MainStay VP MacKay Common Stock (formerly MainStay VP Common Stock)— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Convertible (formerly MainStay VP Convertible)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.
MainStay VP MacKay Government (formerly MainStay VP Government)— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.
MainStay VP MacKay Growth (formerly MainStay VP Cornerstone Growth)—Initial Class***	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay High Yield Corporate Bond (formerly MainStay VP High Yield Corporate Bond)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
MainStay VP MacKay International Equity (formerly MainStay VP International Equity)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Mid Cap Core (formerly MainStay VP Mid Cap Core)— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay S&P 500 Index (formerly MainStay VP S&P 500 Index)— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP MacKay Small Cap Core (formerly MainStay VP Small Cap Core)— Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

21

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company	• Seeks total return.
MainStay VP T. Rowe Price Equity Income—Initial Class***	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
MainStay VP U.S. Government Money Market—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
AB® Variable Products Series Fund, Inc.: AB® VPS International Value Portfolio—Class A**	AllianceBernstein L.P.	• Seeks long-term growth of capital
AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund— Series I Shares	Invesco Advisers, Inc. (“Invesco”)	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco Subadviser: Invesco Asset Management Limited	• Seeks total return through growth of capital and current income.
Invesco V.I. International Growth Fund—Series I Shares	Invesco	• Seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares***	Invesco	• Seeks long-term growth of capital.
The Alger Portfolios: Alger SMid Cap Focus Portfolio (formerly Alger SMid Cap Growth Portfolio)— Class I-2 Shares	Weatherbie Capital, LLC

•  Seeks long-term capital appreciation. The portfolio primarily invests in a focused portfolio of approximately 50 holdings of small and mid cap companies identified through our fundamental research as demonstrating promising growth potential.

American Century Variable Portfolios, Inc.: American Century Investments® VP Inflation Protection Fund—Class II	American Century Investment Management, Inc. (“ACIM”)	• Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Investments® VP Mid Cap Value Fund—Class II**	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Century Investments® VP Value Fund—Class II	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series®: American Funds IS Asset Allocation Fund—Class 1	Capital Research and Management CompanySM (“CRMC”)	• Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds IS Blue Chip Income and Growth Fund—Class 1	CRMC	• Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
American Funds IS Global Bond Fund—Class 1	CRMC	• Seeks long-term, high level total return consistent with prudent investment management.
American Funds IS Global Growth Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS Global Small Capitalization Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS Growth Fund—Class 1	CRMC	• Seeks growth of capital.
American Funds IS Growth-Income Fund—Class 1	CRMC	• Seeks long-term growth of capital and income.

22

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
American Funds IS International Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS New World Fund® —Class 1	CRMC	• Seeks long-term capital appreciation.
BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC (“BlackRock”)	• Seeks high total investment return.
BlackRock® High Yield V.I. Fund—Class I	BlackRock	• Seeks to maximize total return, consistent with income generation and prudent investment management.
Davis Variable Account Fund, Inc.: Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	• Seeks long-term growth of capital.
Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company (“DMC”)	• Seeks long-term capital appreciation.
Delaware VIP® International Value Equity Series—Standard Class	DMC	• Seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series—Standard Class	DMC	• Seeks capital appreciation.
Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP—Class A	Deutsche Investment Management Americas Inc. (“DIMA”) Subadviser: Northern Trust Investments, Inc.	• Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
Deutsche Variable Series I: Deutsche Global Small Cap VIP—Class A	DIMA	• Seeks above-average capital appreciation over the long term.
Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	DIMA Subadviser: RREEF America LLC	• Seeks capital appreciation.
Deutsche Small Mid Cap Value VIP—Class A	DIMA	• Seeks long-term capital appreciation.
DFA Investment Dimensions Group Inc.: DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP (“DFA”) Subadvisers: Dimensional Fund Advisors Ltd. (“DFA Ltd.”) and DFA Australia Limited (“DFAA”)	• To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA Global Moderate Allocation Portfolio	DFA

•  To seek total return consisting of capital appreciation and current income. The Portfolio is a “fund of funds”, which means that the Portfolio uses its assets to purchase other mutual funds managed by DFA.

DFA VA International Small Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To achieve long-term capital appreciation.
DFA VA U.S. Large Value Portfolio	DFA	• To achieve long-term capital appreciation.
DFA VA U.S. Targeted Value Portfolio	DFA	• To achieve long-term capital appreciation.
DFA VIT Inflation-Protected Securities Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To provide inflation protection and earn current income consistent with inflation-protected securities.
Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• Seeks capital appreciation.
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares**	The Dreyfus Corporation	• Seeks capital growth.

23

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	• Seeks long-term capital appreciation.
Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2010 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2050 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Government Money Market Portfolio—Initial Class	FMR Subadvisers: Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	• Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks to achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio—Initial Class	FMR Subadvisers: FMRC and Geode Capital Management, Inc.	• Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: FIMM and other investment advisers	• Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Overseas Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: FMRC and other investment advisers	• Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.

24

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® VIP Strategic Income Portfolio—Initial Class	FMR Subadvisers: FIMM, FMRC, FIL Investment Advisors (UK) Limited and other investment advisers	• Seeks a high level of current income and may also seek capital appreciation.
Fidelity® VIP Value Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Value Strategies Portfolio—Service Class 2	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Janus Aspen Series: Janus Henderson VIT Enterprise Portfolio (formerly Janus Aspen Enterprise Portfolio)—Institutional Shares	Janus	• Seeks long-term growth of capital.
Janus Henderson VIT Flexible Bond Portfolio (formerly Janus Aspen Flexible Bond Portfolio)—Institutional Shares	Janus	• Seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson VIT Forty Portfolio (formerly Janus Aspen Forty Portfolio)—Institutional Shares	Janus	• Seeks long-term growth of capital.
Janus Henderson VIT Global Research Portfolio (formerly Janus Aspen Global Research Portfolio)—Institutional Shares	Janus	• Seeks long-term growth of capital.
Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares	Lazard Asset Management LLC	• Seeks long-term capital appreciation.
Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) Subadviser: ClearBridge Investments, LLC (“ClearBridge”)	• Seeks long-term appreciation of capital.
ClearBridge Variable Large Cap Growth Portfolio—Class I	Legg Mason Subadviser: ClearBridge	• Seeks long-term growth of capital.
Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation (“LIAC”) Subadviser—BAMCO, Inc.	• Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.
LVIP Mondrian International Value Fund—Standard Class	LIAC Subadviser: Mondrian Investment Partners Limited	• Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
LVIP SSgA Bond Index Fund—Standard Class	LIAC Subadviser: SSgA Funds Management, Inc. (“SSgA”)	• Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
LVIP SSgA Developed International 150 Fund—Standard Class	LIAC Subadviser: SSgA	• Seeks to maximize long-term capital appreciation.
LVIP SSgA Emerging Markets 100 Fund—Standard Class	LIAC Subadviser: SSgA	• Seeks to maximize long-term capital appreciation.
LVIP SSgA International Index Fund—Standard Class	LIAC Subadviser: SSgA	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.
Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio—Class VC	Lord, Abbett & Co. LLC (“Lord Abbett”)	• Seeks to deliver long-term growth of capital by investing primarily in stocks of small U.S. companies.
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	Lord Abbett	• Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.
MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class**	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation

25

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MFS® New Discovery Series—Initial Class**	MFS	• Seeks capital appreciation
MFS® Value Series—Initial Class	MFS	• Seeks capital appreciation
MFS® Variable Insurance Trust II: MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	• Seeks total return.
MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	• Seeks total return.
MFS® Mid Cap Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc. (VIF): Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc. (“MSIM”)	• Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	MSIM and Morgan Stanley Investment Management Limited	• Seeks both capital appreciation and current income.
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	MSIM

•  Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Large Cap Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC (“Neuberger Berman”)	• Seeks long-term growth of capital.
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	Neuberger Berman	• Seeks growth of capital.
Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC (“ValMark”) Subadviser: Milliman, Inc. (“Milliman”)	• Seeks capital appreciation.
TOPS® Balanced ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks income and capital appreciation.
TOPS® Conservative ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks to preserve capital and provide moderate income and moderate capital appreciation.
TOPS® Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation.
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation.
Oppenheimer Variable Account Funds: Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	• Seeks capital appreciation.
Oppenheimer Total Return Bond Fund/VA —Non-Service Shares**	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	• Seeks total return.
PIMCO Variable Insurance Trust: PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

26

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc. (“T. Rowe Price”)	• Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price	• Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.
T. Rowe Price New America Growth Portfolio	T. Rowe Price	• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price	• Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.
T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price	• Seeks a high level of income consistent with moderate fluctuations in principal value.
T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	• Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
Thrivent Series Fund, Inc.: Thrivent Small Cap Index Portfolio	Thrivent Financial	• Seeks growth that tracks the performance of the S&P SmallCap 600 Index.
VanEck VIP Trust: VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares***	Van Eck Associates Corporation	• Seeks high total return–income plus capital appreciation–by investing globally, primarily in a variety of debt securities.
Victory Variable Insurance Funds: Victory RS Small Cap Growth Equity VIP Series—Class I Shares	Victory Capital Management Inc.	• Seeks to provide long-term capital growth.
Voya Variable Portfolios, Inc.: Voya MidCap Opportunities Portfolio—Class I	Voya Investments, LLC (“Voya”) Sub-Adviser: Voya Investment Management Co. LLC (“VIM”)	• Seeks long-term capital appreciation.
Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Subadviser: VIM	• Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index
Voya Small Company Portfolio—Class I	Voya Subadviser: VIM	• Seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.

    *An affiliate of NYLIAC.

  **Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

***No premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

27

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which Investment Options are most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Although We do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount

28

redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities, and/or repurchase agreements that are secured by cash or U.S. government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio and the Fidelity® VIP Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

INVESTMENT RETURN

The investment return of a policy is based on:

●	the number of Accumulation Units held in each Investment Division for the policy;

●	the investment experience of each Investment Division as measured by its actual net rate of return;

●	the amount in and the interest rate credited on amounts held in the Fixed Account, if any; and

●	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, any dividend or capital gains distributions declared by the Fund, and the policy’s Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Eligible Portfolio, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Eligible Portfolios may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charge, sales expense charge, state and federal premium tax charges, cost of insurance charge, Mortality and Expense Risk charges and rider charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

29

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions, and any other shares that we (or our affiliates) own in our own right, in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

CorpExec VUL II:

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through seven, We currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During each of Policy Years eight through ten, We currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium

30

for that Policy Year has been reached, We currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year.

CorpExec VUL III and IV:

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a sales expense charge from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through five, We currently expect to deduct a sales expense charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (3) During each of Policy Years six and seven, We currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in that Policy Year.

CorpExec VUL V:

Current—The sales expense charge is deducted as follows: (1) During the First Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached, We currently deduct a sales expense charge of 1.00% from any additional premiums paid in that Policy Year. (2) During each of Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in Policy Years two through five. (3) During each of Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We currently do not expect to deduct a sales expense charge from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

CorpExec VUL II, III, IV and V:

Guaranteed maximum—

During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 14.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge for more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 10.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected a term rider, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Face Amount or Target Face Amount, will change the Target Premium.

31

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.50% (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a “State Premium Tax Charge Back”, and the rate may not be changed for the life of the policy. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

CorpExec VUL II:

We currently deduct 2.00% of each premium payment you make.

CorpExec VUL III and IV:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

CorpExec VUL V:

We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

CorpExec VUL II, III and IV:

We deduct 1.25% of each premium payment you make.

CorpExec VUL V:

During the first seven Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) for CorpExec VUL II policies and a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner) and a Mortality and Expense Risk charge for CEVUL III-V policies. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in proportion to the policy’s Cash Value in each.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

32

CorpExec VUL II:

The monthly charge is currently equal to $5.00 ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CorpExec VUL III, IV and V:

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)

Where: a =	the applicable cost of insurance rate per $1,000 of insurance

b =	the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and for

CorpExec VUL II:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).

CorpExec VUL III, IV and V:

c =	the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

  The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional Flat Extra may be assessed as part of the cost of insurance charge due to an insured’s circumstances including, but not limited to, his or her medical condition, occupation, motor vehicle or aviation record. Any additional Flat Extras (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

We will no longer deduct cost of insurance charges after the insured reaches age 95.

RIDER CHARGES

Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders’ charges, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan

33

Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before these transfers.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

Current—We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the average daily Accumulation Value.

CorpExec VUL III and IV:

Current—We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 through 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL V:

Current— We currently deduct on each Monthly Deduction Day from the policy’s Cash Surrender Value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years 1 through 10, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the Accumulation Value.

CorpExec VUL II, III, IV and V:

Guaranteed Maximum—

We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9.00 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies will, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified

34

under the terms of the policy and may vary from year to year. These fees and expenses are described in the relevant Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal. Currently, we do not charge a fee when you make a partial surrender.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

35

HOW THE POLICY WORKS

CorpExec VUL II:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual effective investment return of 4.93% for all years:

Premium Paid		$7,000
less:	Below Target Premium Sales Expense Charge	963
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	87

equals:	Net Premium	$5,810
less:	Monthly contract charge (5.00 per month)	60
less:	Charges for cost of insurance (varies monthly)	635
plus:	Net investment performance (varies daily)	268

equals:	Cash Value	$5,383
plus:	DPL Account	1,190

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$6,573

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

36

CorpExec VUL III:

This example is based on the charges applicable to a policy during the first Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,180, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.19% for all years:

Premium Paid		$7,000
less:	Below Target Premium Sales Expense Charge	753
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	87

equals:	Net Premium	$6,020
less:	Mortality and Expense Risk charge (varies monthly)	15
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0
less	Charges for cost of insurance (varies monthly)	254
plus:	Net investment performance (varies daily)	305

equals:	Cash Value	$6,056
plus:	DPL Account	980

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,036

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

37

CorpExec VUL IV:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking Insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.19% for all years:

Premium Paid		$7,000
less:	Below Target Premium Sales Expense Charge	753
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	87

equals:	Net Premium	$6,020
less:	Mortality and Expense Risk charge (varies monthly)	15
less:	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0
less	Charges for cost of insurance (varies monthly)	254
plus:	Net investment performance (varies daily)	305

equals:	Cash Value	$6,056
plus:	DPL Account	1,078

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,134

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

38

CorpExec VUL V:

This example is based on the charges applicable to a policy during the First Policy Year, issued on a guaranteed issue basis, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $22,564, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.19% for all years:

Premium Paid		$7,000
less:	Below Target Premium Sales Expense Charge	980
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	87

equals:	Net Premium	$5,793
less:	Mortality and Expense Risk charge (varies monthly)	29
less:	Charges for Cost of Insurance (varies monthly)	254
less	Monthly contract charge (5.00 per month in Policy Years 2 and following)	0
plus:	Net investment performance (varies daily)	293

equals:	Cash Value	$5,803
plus:	DPL Account	1,328

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,131

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

●	increase/decrease the Face Amount;

●	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3);

●	terminate riders;

●	change Beneficiaries;

●	change investment allocations; and/or

●	take a loan against or take a partial withdrawal from the value of the policy.

39

The current Policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent in Good Order. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

INSURED: This individual’s personal information determines the cost of the life insurance coverage.

BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies in Our records to receive the proceeds from the policy. If the Policyowner is an individual, he or she may name his or her estate as the Beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy and IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a Allocation Alternatives, including 133 Investment Divisions (121 of which are available to all policyowners) and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue and full medical underwriting. Under certain arrangements, if Our procedures permit guaranteed issue underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy on a unisex basis in certain states or under certain plan types. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

40

CASH VALUE

After the free look period has expired, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

●	the amount and frequency of premium payments;

●	the investment experience of the Investment Divisions you choose;

●	the interest credited on the amount in the Fixed Account;

●	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

●	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 134 Allocation Alternatives (122 of which are available to all policyowners). Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

CorpExec VUL II:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b) - c

Where: a = the sum of:

41

(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

c =	the Mortality and Expense Risk charge. This charge is deducted on a daily basis. It is currently equal to an annual rate of 0.25% of the average daily Accumulation Value of each Investment Division’s assets.

CorpExec VUL III, IV and V:

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1)	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2)	the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b =	the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;

 plus (2) any transfers you have made from the Separate Account to the Fixed Account;

 plus (3) any interest credited to the Fixed Account;

 less (4) any amounts you have withdrawn from the Fixed Account;

 less (5) any charges We have deducted from the Fixed Account;

 less (6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

42

TRANFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations.

The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

In each Policy Year, the Policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

●	Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate on the application), or another date you request We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

●	Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is $500.

●	Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfer requests must be made in writing and in Good Order. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received in Good Order. We may permit, in certain limited circumstances, for a limited category of policies, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

●	reject a transfer request from you or from any person acting on your behalf,

●	restrict the method of making a transfer,

●	charge you for any redemption fee imposed by an underlying Fund, and/or

●	limit the dollar amount, frequency or number of transfers.

The following transfers will not be subject to the general limitations outlined above, although We reserve

43

the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, and the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer requests must be sent in Good Order. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

●	We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

●	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

●

Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible

44

Portfolios.

●	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:

 (1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Eligible Portfolio.

 (2) increased administrative and Fund brokerage expenses.

 (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on Our standards and limits for issuing insurance and classifying risks. An additional “Term Insurance Benefit” is provided by a rider and is subject to the terms of both the policy and the rider. The Policyowner may select either the Supplementary Term Rider (“STR”) or the Level Term Rider (“LTR”), but not both riders. Also, the STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information). If desired, the riders must have been elected at the time the policy application was completed. Unlike the STR (which adjusts to maintain a targeted life insurance benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

Supplementary Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount, when added to the initial Face Amount of the base policy, equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table,” the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

●	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

●	Option 2— The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

●	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in

45

Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

●	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

●	Convert the STR to increase the Face Amount of the policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The Policyowner may request changes to the policy under the STR if:

(a)	the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

(b)	the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a)	the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b)	the policy anniversary on which the Insured is or would have been 100, as required by law,

(c)	the date the STR is fully converted, or

(d)	the date the policy ends or is surrendered.

Level Term Rider

This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit of this rider is the amount specified in the application and is shown on the Policy Data Page.

Within certain limits, the Policyowner may:

●	Increase or decrease the Term Insurance Benefit of the rider; and/or

●	Convert this rider to increase the Face Amount of Policyowner’s base policy.

If the LTR is in effect, the Policyowner may request changes to the policy if:

(a)	The total of the Term Insurance Benefit of this rider and the Face Amount of the policy is not decreased to an amount below $150,000 unless the decrease is due to a partial withdrawal under the policy.

(b)	The Face Amount of the rider does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit of the rider or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the LTR ends on the earliest of:

(a)	the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the LTR,

(b)	the policy anniversary on which the Insured is or would have been 100, as required by law,

(c)	the date the LTR is fully converted, or

(d)	the date the policy ends or is surrendered.

46

Term Rider vs. Base Policy Coverage

You should consider a number of factors when deciding whether to purchase life insurance benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial life insurance benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider may have. See “Charges Associated with the Policy—Deductions From Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under a term rider. In general, these rates are lower for life insurance benefit coverage provided under a term rider than coverage under the policy for the first six Policy Years. Usually, beginning in Policy Year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

You should review several illustrations with various combinations of base policy and term rider coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your Registered Representative to review your various options.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form in Good Order. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

●	the dollar amount you want to have transferred (minimum transfer $100);

●	the Investment Division you want to transfer money from;

●	the Investment Division(s) and/or Fixed Account you want to transfer money to;

47

●	the date on which you want the transfers to be made, within limits; and

●	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account, subject to any limits specified in the section, “Description of the Policy-Transfers Among Investment Divisions and the Fixed Account.” We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request in Good Order. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, We must receive a written request in Good Order. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the AAR feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in Good Order. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in Good Order. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, the Policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured that We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request in Good Order for this exchange to Us at the Service Office noted on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these

48

requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends Us the policy along with a signed request in Good Order; or (b) the Business Day We receive the policy in Good Order and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect, the Cash Value applied to your new policy.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. However, because We have discontinued sales of this policy, you may not exchange another policy for one described in this prospectus. Before making an exchange, you should compare both policies carefully. Remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for the new policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent in Good Order. You selected a premium payment schedule in the application and these amounts, along with the amount of the first premium, are designated as the Planned Premium. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent in Good Order.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

49

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the opportunity to build up significant Cash Value in the policy. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received in Good Order, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. (See “State Variations” for specific information that may be applicable for your state and that describes all material state variations to the policies consistent with the disclosure standards under the federal securities laws.) To receive a refund, you must return the policy to the Service Office noted on the first page of the prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in Good Order.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions or the Fixed Account according to the instructions on your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information - Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

50

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form in Good Order. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time as We agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in Good Order. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in Good Order.

A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in Good Order. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in the Face Amount (or for policyowners who have elected to include a term rider, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen,

    valued as of the date of death;

plus 2) any additional death benefits available under the term riders you have chosen;

less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4) any outstanding policy charges;

51

plus 5)	any interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be 3% per year, and will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the Life Insurance Benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the date the insured reaches 100 or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the insured last resided, as shown on Our books and records, or to Delaware (Our state of domicile). This escheatment is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact Us at 1 (888) 695-4748 or send written notice to NYLIAC at the address noted on the first page of this prospectus (or any other address We indicate to you in writing).

B ENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

●	You name the Beneficiary when you apply for the policy.

●	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

●	To change a revocable Beneficiary while the Insured is living, you must send a written request in Good Order. Generally, the change will take effect as of the date the request is signed subject to any payments We made or actions We have already taken.

●	If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value, Alternative Cash Surrender Value, if applicable, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements in Good Order.

●	We may delay payment of any loan proceeds attributable to the Separate Account, any partial

52

withdrawal from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Policy Proceeds during any period that:

(a)	We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b)	the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

●	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

●	We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

●	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

●	If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, Policy Proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law.

Payment Options

We will pay the Policy Proceeds in one sum unless the Beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year and not less than that required by law.

●	Interest Accumulation Option (Option 1 A)

Under this option, the portion of the Policy Proceeds the Beneficiary chooses to keep with Us will earn interest each year. The Beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

●	Interest Payment Option (Option 1 B)

Under this option, We will pay interest on all or part of the Policy Proceeds you choose to keep with Us. We will pay interest monthly, quarterly, semi-annually or annually, as directed, on amounts remaining on deposit with Us.

●	Life Income Option (Option 2)

Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a

53

corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table “a” with Projection Scale G and with interest compounded each year at 3%.

If you make a written request to the Service Office, in Good Order, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We decrease the payee’s age at that time, as follows:

2018-2026	2027-2036	2037 and later
–1	–2	–3

A decrease in the payee’s age results in lower payments than if no decrease was made.

Electing or Changing a Payment Option

While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request in Good Order. You can also name or change one or more of the Beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing to the Service Office and We agree.

If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in Our General Account.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death in Good Order, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. All or part of the Policy Proceeds can be paid in cash or applied under one or more of Our payment options described under “Policy Payment Information—When We Pay Policy Proceeds—Payment Options.”

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(3) Life Insurance Benefit Option 3 provides a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash

54

Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by a term rider is added to the amount of the Life Insurance Benefit. We pay interest on the Policy Proceeds from the date of death to the date the Policy Proceeds are paid or a payment option becomes effective. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than that required by law. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—Life Insurance Status of Policy—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a GPT and a cash value corridor test or (2) a CVAT. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the CVAT. A policy using the Corridor table must also satisfy the GPT of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFF ECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the GPT Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by
Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

55

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	288%	288%
(4) Alternative Cash Surrender Value multiplied by
Percentage from Corridor Table	$144,000	$115,200
(5) Life Insurance Benefit = Greater of (1) and (4)	$144,000	$115,200

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However, changes to Life Insurance Benefit Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request in Good Order.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request in Good Order. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request in Good Order. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that, We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit provided by a rider, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, We will not contest the policy after it has been in effect during the lifetime of the Insured for two years from the date of reinstatement.

56

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law, and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

If the Policyowner increased the Face Amount, Target Face Amount or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to such an increase the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit under any attached rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment in Good Order. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and/or the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in Good Order.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as

57

shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, no adjustment will be made to the Face Amount.

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b) where:

(a) is zero, and (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in Good Order.

A partial withdrawal may result in taxable income to you and a 10% penalty may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

The Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SU RRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon surrender, you will receive the full Cash Surrender Value, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request, in Good Order, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at the Service Office.

You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

58

CorpExec VUL II:

The DPL Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year.

The DPL Account value on each Monthly Deduction Day on and or after the first policy anniversary will be equal to (a) multiplied by (b), where:

(a) is the cumulative sales expense charge and state and federal premium tax charges; and

(b) is (i) divided by (ii), where:

(i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

(ii) 72.

After the first seven policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL III:

The DPL Account value during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the DPL Account will be amortized monthly on a straight-line basis. The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

(a)	is the value of the DPL Account as of the prior Monthly Deduction Day;

(b)	is the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

(c)	is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

After the first eight policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL IV:

We will credit interest on any amount placed in the DPL Account as of the Business Day We receive it. The value of the DPL Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each policy anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	11.1%
Policy Anniversary 2	12.5%
Policy Anniversary 3	14.3%
Policy Anniversary 4	16.7%
Policy Anniversary 5	20.0%

Policy Anniversary 6	25.0%
Policy Anniversary 7	33.3%
Policy Anniversary 8	50.0%
Policy Anniversary 9	100.00%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a)	is the value of the DPL Account as of the prior Monthly Deduction Day;

(b)	is the amount amortized;

(c)	is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	88.9%

Policy Year 6	80.0%

59

Policy Year 3	87.5%
Policy Year 4	85.7%
Policy Year 5	83.3%

Policy Year 7	75.0%
Policy Year 8	66.7%
Policy Year 9	50.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

After the first nine policy years or upon termination of the policy, the value of the DPL Account is zero.

CorpExec VUL V:

We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to the cumulative sales expense charge and state and federal premium tax charges collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on each policy anniversary. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1	9.5%
Policy Anniversary 2	10.0%
Policy Anniversary 3	10.5%
Policy Anniversary 4	12.0%
Policy Anniversary 5	17.0%

Policy Anniversary 6	20.0%
Policy Anniversary 7	23.0%
Policy Anniversary 8	24.0%
Policy Anniversary 9	25.0%
Policy Anniversary 10	100.0%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge and state and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	90.5%
Policy Year 3	90.0%
Policy Year 4	89.5%
Policy Year 5	88.0%
Policy Year 6	83.0%

Policy Year 7	80.0%
Policy Year 8	77.0%
Policy Year 9	76.0%
Policy Year 10	75.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

After the first ten policy years or upon termination of the policy, the value of the DPL Account is zero.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in Good Order. Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender

60

will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

LOANS

Using the policy as sole security, you may borrow up to the Loan Value of the policy. Your state may have a different limit for Loan Value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) the loan interest to the next policy anniversary; plus (3) any Policy Debt; minus (4) the amount in the Loan Account before these transfers. The effective date of the loan is the Business Day We receive your loan request in Good Order, if We receive it before the close of regular trading on the NYSE, generally 4 P.M. EST. Requests received after the NYSE closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine which will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Data Page, and (2) the effective annual loan rate less 2%. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

L OAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the policy anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

61

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by Us will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See “TERMINATION AND REINSTATEMENT—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you. (See “Federal Income Tax Considerations” for more information.) Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

62

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in Good Order within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement that is in Good Order.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for

63

information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividend received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance

64

on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIF E INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies,” We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy Beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are owners of more than 5 percent of the employer, employees who for the preceding year received in excess of $120,000 (for 2018), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated Beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or Beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, Beneficiary, trust or estate.

65

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFI ED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions

66

from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches, in the case of this policy, age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the Insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

P OLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

67

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value or, if applicable the Alternative Cash Surrender Value, is more than the Cumulative Premium Amount you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

68

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer (“GST”) taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have GST tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,180,000, as adjusted for inflation, and 40%, respectively.

69

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies were sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.

The total commissions paid during the fiscal years ended December 31, 2017, 2016 and 2015 were $0.00, $0.00 and $12,867, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive service fees and/or compensation based on a percentage of a policy’s Cash Value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

70

Please refer to the Statement of Additional Information (“SAI”) for additional information on distribution and compensation arrangements. The SAI is posted on Our website, www.newyorklife.com. For a paper copy of the SAI, call (888) 695-4748 or write to the Service Office noted on the first page of this prospectus.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value, (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2017, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review your policy.

California:

Free Look. Within 20 days after delivery (30 days if you are 60 or more and you, not your employer, own the policy), you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy’s Cash Value as of the date

71

the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

District of Columbia:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

New York:

Free Look. Within 10 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned to the Home Office, the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

North Carolina:

Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

Oklahoma:

Free Look. Within 20 days after delivery, you can return the policy to NYLIAC or to the registered representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy’s Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

72

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting NYLIAC at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on Our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page
Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

Information about CorpExec VUL, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your Registered Representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

73

Statement of Additional Information

dated

May 1, 2018

for

Corporate Executive Series

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2018 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.

TABLE OF CONTENTS

Page
DISTRIBUTION AND COMPENSATION ARRANGEMENTS	2
FINANCIAL STATEMENTS	3
NYLIAC & SEPARATE ACCOUNT FINANCIAL STATEMENTS	F-1

CorpExec VUL is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.

The commissions paid during the fiscal years ended December 31, 2017, 2016 and 2015 were $0.00, $0.00 and $12,867, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

The Newport Group, Inc., 300 International Parkway, Suite 270, Heathrow, Florida 32746 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2017, in addition to the commissions described above, the Newport Group, Inc. received override payments of $119,746 based on persistency and premiums paid under the policies it services.

AFS Securities, LLC, 404 Wyman Street, Suite 100, Waltham, Massachusetts is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2017, in addition to the commissions described above, AFS Securities, LLC received override payments of $20,472 based on commissions and/or service fees paid and a percentage of cash value under the policies it services.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

Although the policies are no longer sold, premium payments are accepted on a continuous basis.

2

FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2017 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

3

New York Life Insurance and Annuity Corporation

CorpExec VUL VI

Corporate Executive Series Variable Universal Life

Prospectus—May 1, 2018

A flexible premium corporate sponsored variable universal life insurance policy offered to individuals under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Please use the following address to send policy premium payments and service requests to Us:

Service Office:

New York Life Insurance and Annuity Corporation

NYLIFE Distributors, LLC

Attention: Executive Benefits

11400 Tomahawk Creek Parkway, Suite 200

Leawood, KS 66211

Telephone: (888) 695-4748

Fax: (913) 906-4129

E-mail: NYLAMN_ Service@newyorklife.com

This prospectus describes NYLIAC CorpExec VUL VI, which is part of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. The other policies in the NYLIAC Corporate Executive Series are described in a separate prospectus. In this prospectus, the words “We,” “Our” or “Us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. If you already own a life insurance policy, it may not be to your advantage to replace your policy with the policy described in this prospectus. And, it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

2

    The CEVUL VI Policy may not be available in your jurisdiction. Please ask your registered representative for more information.

3

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of CorpExec VUL. Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase or make additional premium payments to a policy. More complete and detailed information regarding these features is provided later in this prospectus and in the SAI. Capitalized terms used in this prospectus have the same meaning as in the section on “Definitions” below.

Benefits

Protection

We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

The policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are allocated to the Investment Divisions and/or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

●	the number of Accumulation Units held in each Investment Division for the policy;

●	the performance of each Investment Division in the Separate Account;

●	the amount in and the interest credited on the amount held in the Fixed Account, if any; and

●	the amount in and the interest rate credited on the amount held in the Loan Account, if any.

With the policy, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

Flexible Premium Payments

Policy premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy’s monthly deductions, you can increase, decrease, or stop making premium payments to meet your needs.

Liquidity through Loans

Using the policy as sole security, you may borrow any amount up to the Loan Value of the policy.

Liquidity through Withdrawals

You may withdraw an amount up to the Cash Surrender Value of your policy, within limits. Partial withdrawals will reduce the policy’s Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, if applicable, and the Cumulative Premium Amount, and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy’s Face Amount to drop below Our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and must be in Good Order. (See “Partial Withdrawals and Surrenders—Partial Withdrawals”.)

Allocation Alternatives

After We deduct the sales expense charge and the state and federal premium tax charges from your premium, you may allocate the remaining amount among up to any 20 of 131 Allocation Alternatives (122 of which are available to all policyowners). Certain policies can allocate among up to 35 Allocation Alternatives; please contact Us for more information. The Allocation Alternatives consist of 130 Investment Divisions (121 of which are available to all policyowners) and the Fixed Account. You can change Allocation Alternatives while your policy is in force.

4

Change the Amount of Coverage

After the first Policy Year, you may request an increase or decrease in the policy’s Face Amount. In order to request an increase or decrease in the policy’s Face Amount, you must send a written request in Good Order. (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Increases are subject to underwriting and Our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See “Federal Income Tax Considerations—Modified Endowment Contract Status”). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase the Term Insurance Benefit rather than increasing the Face Amount under your policy.

Three Life Insurance Benefit Options

The policy offers three different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

●	Option 1—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

●	Option 2—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

●	Option 3—a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC, as amended.

If the Insured dies on or after the policy anniversary on which the Insured is age 100, the Life Insurance Benefit will equal the Alternative Cash Surrender Value less any Policy Debt.

Automated Investment Features

There are two administrative features available to help you manage the policy’s Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging. Please see “Description of the Policy-Options Available at No Additional Charge” for complete information.

Additional Benefits through Riders

The policy offers additional insurance coverage and other benefits through the Supplementary Term Rider. This rider has a cost associated with it.

•	Supplementary Term Rider (“STR”). The Supplementary Term Rider allows term insurance coverage to be added to the permanent life insurance coverage provided by the base policy, thus increasing the overall amount of life insurance coverage. The blend of base policy life insurance coverage and STR life insurance coverage affects the sales expense charges and cost of insurance charges that you pay and the compensation the registered representative selling your policy receives. Generally, the STR offers life insurance coverage that is less expensive (particularly for younger insureds) than base policy coverage, but offers no cash value accumulation.

For some policies, you may select the proportion of base coverage and term coverage. You should carefully consider the total amount of insurance coverage needed, and the need for permanent cash value life insurance, when deciding how much term coverage, if any, to add to the base policy

5

coverage. You should also consider how the proportion of base coverage and term coverage you choose affects policy charges.

While you cannot change the initial proportion of base and term coverage chosen, you may make certain changes after your policy is issued. Before you purchase a policy, you should carefully consider both the cost of the pre-selected blend of coverage offered to you and whether the blend meets your life insurance needs.

Please see “Description of the Policy – Additional Benefits Through Riders – Supplementary Term Rider” for complete information about the STR, including factors to consider in determining the coverage blend and limits on changes in the amount of term coverage after your policy is issued.

A Highly Rated Company

NYLIAC is a subsidiary of New York Life. New York Life has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC’s General Account, are applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its ability to pay claims and financial strength and are not backed or guaranteed by New York Life.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objectives.

Risk of Termination (especially on minimally-funded policies)

The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. Payment of these premiums, however, does not guarantee the policy will remain in force. Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested.

A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuations and other performance-related risks. To continue to keep your policy in force, premium payments significantly higher than the planned premiums may be required. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Depending on the timing and degree of fluctuations in investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.

If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate,

6

and there will be no Cash Value or Life Insurance Benefit. Note that “termination” and “lapse” have the same meaning and effect throughout this prospectus.

We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records, if applicable, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the Policy Proceeds. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and the STR, if elected when the policy was first purchased) under certain circumstances. See “Termination and Reinstatement— Reinstatement Option.”

Potential for Increased Charges

The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Termination from Policy Loans

The larger a loan becomes relative to the policy’s Cash Value, the greater the risk that the policy’s remaining Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

A loan, repaid or not, has a permanent effect on Cash Value. The effect could be favorable, if the Investment Divisions earn less than the Loan Account crediting rate, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the Cumulative Premium Amount, a policy surrender or lapse will result in a taxable event to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in your being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the Insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount.

7

Portfolio Risks

A discussion of the risks of allocating Cash Value to one or more of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Cybersecurity Risk

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber attack risks that are common to all insurers and financial service providers. (See “Management and Organization – Cybersecurity Risks” for more information on cybersecurity risks.)

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege could disadvantage or potentially hurt the rights or interests of other policyowners. Generally, We require that all transfer requests be submitted in writing through the U.S. Mail or an overnight carrier. However, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. We cannot guarantee that this limitation will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

●	Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

●	Increased administrative and Fund brokerage expenses and/or

●	Dilution of the interests of long-term investors.

An underlying Fund may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing Us from implementing your request for a transfer. (See “Description of the Policy - Limits on Transfers” for more information on the risks of frequent trading.)

8

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make premium payments under the policy, make a partial withdrawal, or transfer Cash Value between Allocation Alternatives.

TRANSACTION FEES

Charge	When Charge Is Deducted	Amount Deducted

Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	Current: 14.00% of premiums paid[1] Guaranteed maximum: 15.75% of premiums paid[2]
Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	Current: 2.00% of premiums paid[3] Guaranteed maximum: 3.00% of premiums paid
State Premium Tax Charge for premiums paid up to the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 2.00% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
State Premium Tax Charge for premiums paid over the Target Premium	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.75% of premiums paid[4] Guaranteed maximum: 2.00% of premiums paid, subject to tax law changes
Federal Premium Tax Charge	When premium payment is applied up to age 100	All taxes may vary over time. Current: 1.25% of premiums paid[5] Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes
Transfer Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $30 per transfer after 12 transfers in a Policy Year
Partial Withdrawal Charge	When premium payment is applied up to age 100	Current: No charge Guaranteed maximum: $25

[1]	Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.

[2]	Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 11.75% in Policy Years 2-7; and 5.00% in Policy Years 8 and beyond.

[3]	Current sales expense charges for premium payments made over the Target Premium are 2.00% in Years 1-7 and 0.00% in Years 8 and beyond.

[4]	Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

[5]	Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

9

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES

Charge	When Charge Is Deducted	Amount Deducted
Cost of Insurance Charge[1]	Each Monthly Deduction Day applied to Age 100

Guaranteed Maximum: $83.33 per $1,000 of Net Amount at Risk[2]

Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Net Amount at Risk (Guaranteed Maximum Charge for Representative Insured)

Monthly Contract Charge	Each Monthly Deduction Day	Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00 annually) Guaranteed Maximum: $11.00 ($132 annually)

Mortality and Expense Risk Charge as a % of Accumulation Value	Each Monthly Deduction Day

Current: An annual rate of 0.25% in Policy Year 1 0.45% in Policy Years 2-10 and 0.25% thereafter of the Accumulation Value[3]

Guaranteed Maximum: An annual rate of 0.90% of the average daily Accumulation Value

Loan Interest	Monthly while loan balance is outstanding	Current: 4.00% per year. Guaranteed Maximum: 6.00% per year.

Rider Supplementary Term Rider[1]	Each Monthly Deduction Day until the rider expires

Guaranteed Maximum: $83.33 per $1,000 of Term Insurance Benefit.

Guaranteed Minimum: $0.04 per $1,000 of Term Insurance Benefit.

Representative Insured (Male, Age 45, Non-Smoker, Guaranteed Issue): $0.22 per $1,000 of Term Insurance Benefit.

[1]	This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.

[2]	“Net Amount at Risk” is equal to the Life Insurance Benefit divided by 1.0032737 minus the policy’s Alternative Cash Surrender Value. See “Life Insurance Benefit Options” for more information.

[3]	We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of Policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify Policyowners at least 30 days before the change by prospectus supplement and letter.

10

The table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2017. Fund expenses may be higher or lower in the future.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1,2]
	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.10%	3.33%

(1)  Expressed as a percentage of average net assets for the fiscal year ended December 31, 2017. This information is provided by the Funds and their agents. The information is based on 2017 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information provided by Funds that are not affiliated with Us.

(2)  Expenses that are deducted from Fund company assets, including management fees, distribution (12b-1) fees, and other expenses.

More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Reallocation.

Accumulation Unit: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

Accumulation Value: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.

Allocation Alternatives: The 130 Investment Divisions of the Separate Account (121 of which are available to all policyowners) and the Fixed Account. Generally, policyowners may invest their Net Premiums in a total of 20 Allocation Alternatives at any one time but certain policies may invest in 35 Allocation Alternatives.

Alternative Cash Surrender Value (“ACSV”): The Cash Value of the policy plus the value of the DPL Account.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value less Policy Debt.

Cash Value: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information-Life Insurance Benefit Options” for more information.

CorpExec VUL: CorpExec VUL VI, a series of NYLIAC Corporate Executive Variable Universal Life insurance.

Cumulative Premium Amount: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This amount is used to calculate Life Insurance Benefit Option 3.

DPL Account: The Deferred Premium Load Account, an account representing a portion of the cumulative sales expense charge and state and federal premium tax charges collected.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

11

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner at the time of issue. It equals the initial Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Face Amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC’s General Account.

Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

Good Order: We consider a notice, request or transaction to be in “Good Order” if it complies generally with our administrative procedures, and the required information is complete and correct. We may delay or reject a notice, request or a transaction if it is not in Good Order. Good Order generally means the actual receipt by us of instructions relating to the requested notice, request or transaction in writing at the Service Office noted on the first page of this prospectus (or, if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com), along with all forms and other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular notice, request or transaction is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form, notice or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Insured: The person whose life the policy insures.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date We issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Loan Account: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC’s General Account.

Loan Value: Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of an amount equal to the Cash Value less any Policy Debt as of that date.

Monthly Deduction Day: The date as of which We deduct from Cash Value the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of the STR. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

Mortality and Expense Risk: The risk that the group of lives We have insured under Our policies will, on average, not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).

12

Net Premium: Premium you pay less the sales expense charge and the state and federal premium tax charges.

New York Life: New York Life Insurance Company.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

NYSE: The New York Stock Exchange.

Planned Premium: The initial premium and the premium amounts for policy years 2-10 as set forth in the policy application and/or on Policy Data Page 2.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date We use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy’s Issue Date. You can find your Policy Date on the Policy Data Page.

Policy Debt: The amount of any outstanding loans under the policy, including accrued interest.

Policy Proceeds: The benefit We will pay to your Beneficiary when We receive proof that the Insured died while the policy is in effect.

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

STR: Supplementary Term Rider.

Target Face Amount: The Face Amount of the policy or, for policyowners who have elected to include the STR, the Target Face Amount is the sum of the Face Amount plus the Term Insurance Benefit.

Target Premium: An amount used to determine the Sales Expense Charge that is based on the Face Amount of the policy or the Target Face Amount if the STR is included.

Term Insurance Benefit: The dollar amount of life insurance under the STR as determined at the time of issue. It equals the initial Term Face Amount shown on the Policy Data Page, plus or minus any changes made to the initial Term Face Amount.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation

(a wholly owned subsidiary of New York Life)

51 Madison Avenue

New York, NY 10010

13

YOUR POLICY

The policy is offered by NYLIAC. Policy assets are invested in the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since May 24, 1996 or to the Fixed Account.

The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DPL Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC’s other assets. It is important to note that the policy’s assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus; certain options or the STR may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. See “State Variations” for specific information that may be applicable to your state and that describes all material state variations to the policies consistent with the disclosure standards under the federal securities laws.

ABOUT THE SEPARATE ACCOUNT

The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of Our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC’s Fixed Account and the performance of any other separate account of NYLIAC.

The Separate Account currently consists of 130 Investment Divisions (121 of the Investment Divisions are available to all policyowners.) Generally, you may invest your Net Premiums in a total of 20 Allocation Alternatives at any one time. Certain policies may invest in a total of 35 Allocation Alternatives; contact Us for more information. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds. While the policy is in force, you may transfer assets between Allocation Alternatives.

14

OUR RIGHTS

We may take certain actions relating to Our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of Our policyowners.

Specifically, We reserve the right to:

●	add, close, substitute or remove any Investment Division (and the shares of an associated Eligible Portfolio);

●	create new separate accounts;

●	combine the Separate Account with one or more other separate accounts;

●	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

●	deregister the Separate Account under the 1940 Act;

●	manage the Separate Account under the direction of a committee or discharge such committee at any time;

●	transfer the assets of the Separate Account to one or more other separate accounts;

●	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

●	change the name of the Separate Account.

THE FIXED ACCOUNT

The Fixed Account is supported by the assets in Our General Account, which includes all of Our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of Our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. For policies issued before May 1, 2012, this rate will never be less than 3% per year. For policies issued on or after May 1, 2012, this rate will never be less than 1% per year.

Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

You may reach Us at the Service Office noted on the first page of this prospectus, or if permitted, by telephone or electronically to NYLAMN_Service@newyorklife.com.

All requests for policy service must be in Good Order. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, We will make every reasonable attempt to notify you in writing. It is important that you inform NYLIAC of an address change so that you can receive important statements.

Faxed or e-mailed service requests may be acceptable for a limited number of policy transactions.

15

CYBERSECURITY RISKS

Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners. Therefore, Our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruptions, and unauthorized release of confidential customer (including policyowner and insured) information. Cyber-attacks affecting New York Life, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party service providers may adversely affect Us and Your policy Cash Value. For instance, cyber-attacks may (i) interfere with Our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders with the underlying funds; (ii) impact Our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release and possible destruction of confidential customer or business information; and (iv) subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause Us reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that We, the underlying funds or Our service providers will avoid losses affecting Your policy due to cyber-attacks or information security breaches in the future.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each Eligible Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will achieve their respective stated objectives.

The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called “mixed funding.” Except for the MainStay VP Funds Trust, all Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund’s investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC, New York Life Investment Management LLC, manages the MainStay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may also receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund

16

assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in Our selection of Funds and Eligible Portfolios. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and, in its role as an intermediary of the Funds.

The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the Fund prospectuses. You should read a Fund’s prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio. Please contact us at (888) 695-4748, or contact your registered representative, if you do not have the accompanying book of underlying Fund prospectuses.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Absolute Return Multi-Strategy—Initial Class***	New York Life Investment Management LLC (or “New York Life Investments”)* Subadvisers: Candriam France S.A.S.*, Cushing® Asset Management, LP (“Cushing®”)* and MacKay Shields LLC (“MacKay”)*	• Seeks to achieve long-term growth of capital.
MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYL Investors LLC (“NYLI”)*	• Seeks total return.
MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.
MainStay VP Emerging Markets Equity—Initial Class***	New York Life Investments Subadviser: Candriam Belgium* and MacKay	• Seeks long-term capital appreciation.
MainStay VP Epoch U.S. Equity Yield—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	• Seeks current income and capital appreciation.
MainStay VP Epoch U.S. Small Cap—Initial Class	New York Life Investments Subadviser: Epoch	• Seeks long-term capital appreciation by investing primarily in securities of small-cap companies.
MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.
MainStay VP Janus Henderson Balanced (formerly MainStay VP Janus Balanced)—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.
MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.
MainStay VP MacKay Common Stock (formerly MainStay VP Common Stock)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Convertible (formerly MainStay VP Convertible)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.

17

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP MacKay Government (formerly MainStay VP Government)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.
MainStay VP MacKay Growth (formerly MainStay VP Cornerstone Growth)—Initial Class***	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay High Yield Corporate Bond (formerly MainStay VP High Yield Corporate Bond)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
MainStay VP MacKay International Equity (formerly MainStay VP International Equity)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay Mid Cap Core (formerly MainStay VP Mid Cap Core)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MacKay S&P 500 Index (formerly MainStay VP S&P 500 Index)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.
MainStay VP MacKay Small Cap Core (formerly MainStay VP Small Cap Core)—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.
MainStay VP MFS® Utilities—Initial Class	New York Life Investments Subadviser: Massachusetts Financial Services Company	• Seeks total return.
MainStay VP T. Rowe Price Equity Income—Initial Class***	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.
MainStay VP U.S. Government Money Market—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.
MainStay VP VanEck Global Hard Assets—Initial Class	New York Life Investments Subadviser: Van Eck Associates Corporation	• Seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
AB® Variable Products Series Fund, Inc.: AB® VPS International Value Portfolio—Class A**	AllianceBernstein L.P.	• Seeks long-term growth of capital
AB® VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc. (“Invesco”)	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco Subadviser: Invesco Asset Management Limited	• Seeks total return through growth of capital and current income.
Invesco V.I. International Growth Fund—Series I Shares	Invesco	• Seeks long-term growth of capital.
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares***	Invesco	• Seeks long-term growth of capital.
The Alger Portfolios: Alger SMid Cap Focus Portfolio (formerly Alger SMid Cap Growth Portfolio)—Class I-2 Shares	Weatherbie Capital, LLC

•  Seeks long-term capital appreciation. The portfolio primarily invests in a focused portfolio of approximately 50 holdings of small and mid cap companies identified through our fundamental research as demonstrating promising growth potential.

18

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
American Century Variable Portfolios, Inc.: American Century Investments® VP Inflation Protection Fund—Class II	American Century Investment Management, Inc. (“ACIM”)	• Pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Century Investments® VP Mid Cap Value Fund—Class II**	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Century Investments® VP Value Fund—Class II	ACIM	• Seeks long-term capital growth. Income is a secondary objective.
American Funds Insurance Series®: American Funds IS Asset Allocation Fund—Class 1	Capital Research and Management CompanySM (“CRMC”)	• Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds IS Blue Chip Income and Growth Fund—Class 1	CRMC	• Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
American Funds IS Global Bond Fund—Class 1	CRMC	• Seeks long-term, high level total return consistent with prudent investment management.
American Funds IS Global Growth Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS Global Small Capitalization Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS Growth Fund—Class 1	CRMC	• Seeks growth of capital.
American Funds IS Growth-Income Fund—Class 1	CRMC	• Seeks long-term growth of capital and income.
American Funds IS International Fund—Class 1	CRMC	• Seeks long-term growth of capital.
American Funds IS New World Fund®—Class 1	CRMC	• Seeks long-term capital appreciation.
BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC (“BlackRock”)	• Seeks high total investment return.
BlackRock® High Yield V.I. Fund—Class I	BlackRock	• Seeks to maximize total return, consistent with income generation and prudent investment management.
Davis Variable Account Fund, Inc.: Davis Value Portfolio	Davis Selected Advisers, L.P. Subadviser: Davis Selected Advisers—NY, Inc.	• Seeks long-term growth of capital.
Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company (“DMC”)	• Seeks long-term capital appreciation.
Delaware VIP® International Value Equity Series—Standard Class	DMC	• Seeks long-term growth without undue risk to principal.
Delaware VIP® Small Cap Value Series—Standard Class	DMC	• Seeks capital appreciation.
Deutsche Investments VIT Funds: Deutsche Small Cap Index VIP—Class A	Deutsche Investment Management Americas Inc. (“DIMA”) Subadviser: Northern Trust Investments, Inc.	• Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
Deutsche Variable Series I: Deutsche Global Small Cap VIP—Class A	DIMA	• Seeks above-average capital appreciation over the long term.
Deutsche Variable Series II: Deutsche Alternative Asset Allocation VIP—Class A	DIMA Subadviser: RREEF America LLC	• Seeks capital appreciation.
Deutsche Small Mid Cap Value VIP—Class A	DIMA	• Seeks long-term capital appreciation.

19

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
DFA Investment Dimensions Group Inc.: DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP (“DFA”) Subadvisers: Dimensional Fund Advisors Ltd. (“DFA Ltd.”) and DFA Australia Limited (“DFAA”)	• To provide a market rate of return for a fixed income portfolio with low relative volatility of returns.
DFA VA Global Moderate Allocation Portfolio	DFA

•  To seek total return consisting of capital appreciation and current income. The Portfolio is a “fund of funds”, which means that the Portfolio uses its assets to purchase other mutual funds managed by DFA.

DFA VA International Small Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To achieve long-term capital appreciation.
DFA VA U.S. Large Value Portfolio	DFA	• To achieve long-term capital appreciation.
DFA VA U.S. Targeted Value Portfolio	DFA	• To achieve long-term capital appreciation.
DFA VIT Inflation-Protected Securities Portfolio	DFA Subadvisers: DFA Ltd. and DFAA	• To provide inflation protection and earn current income consistent with inflation-protected securities.
Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• Seeks capital appreciation.
Fidelity® Variable Insurance Products Funds: Fidelity® VIP Contrafund® Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	• Seeks long-term capital appreciation.
Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Equity-Income Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•  Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2010 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Freedom 2050 Portfolio—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
Fidelity® VIP Government Money Market Portfolio—Initial Class	FMR Subadvisers: Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers	• Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

20

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Fidelity® VIP Growth Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks to achieve capital appreciation.
Fidelity® VIP Index 500 Portfolio—Initial Class	FMR Subadvisers: FMRC and Geode Capital Management, Inc.	• Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	FMR Subadvisers: FIMM and other investment advisers	• Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Overseas Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.
Fidelity® VIP Real Estate Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: FMRC and other investment advisers	• Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.
Fidelity® VIP Strategic Income Portfolio—Initial Class	FMR Subadvisers: FIMM, FMRC, FIL Investment Advisors (UK) Limited and other investment advisers	• Seeks a high level of current income and may also seek capital appreciation.
Fidelity® VIP Value Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Fidelity® VIP Value Strategies Portfolio—Service Class 2	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.
Janus Aspen Series: Janus Henderson VIT Enterprise Portfolio (formerly Janus Aspen Enterprise Portfolio)—Institutional Shares	Janus	• Seeks long-term growth of capital.
Janus Henderson VIT Flexible Bond Portfolio (formerly Janus Aspen Flexible Bond Portfolio)—Institutional Shares	Janus	• Seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson VIT Forty Portfolio (formerly Janus Aspen Forty Portfolio)—Institutional Shares	Janus	• Seeks long-term growth of capital.
Janus Henderson VIT Global Research Portfolio (formerly Janus Aspen Global Research Portfolio)—Institutional Shares	Janus	• Seeks long-term growth of capital.
Lazard Retirement Series, Inc.: Lazard Retirement International Equity Portfolio—Service Shares	Lazard Asset Management LLC	• Seeks long-term capital appreciation.
Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) Subadviser: ClearBridge Investments, LLC (“ClearBridge”)	• Seeks long-term appreciation of capital.
ClearBridge Variable Large Cap Growth Portfolio—Class I	Legg Mason Subadviser: ClearBridge	• Seeks long-term growth of capital.

21

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
Lincoln Variable Insurance Products Trust: LVIP Baron Growth Opportunities Fund—Service Class	Lincoln Investment Advisors Corporation (“LIAC”) Subadviser—BAMCO, Inc.	• Seeks capital appreciation through long-term investments in securities of small and mid-sized companies with undervalued assets or favorable growth prospects.
LVIP Mondrian International Value Fund—Standard Class	LIAC Subadviser: Mondrian Investment Partners Limited	• Seeks long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
LVIP SSgA Bond Index Fund—Standard Class	LIAC Subadviser: SSgA Funds Management, Inc. (“SSgA”)	• Seeks to match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
LVIP SSgA Developed International 150 Fund—Standard Class	LIAC Subadviser: SSgA	• Seeks to maximize long-term capital appreciation.
LVIP SSgA Emerging Markets 100 Fund—Standard Class	LIAC Subadviser: SSgA	• Seeks to maximize long-term capital appreciation.
LVIP SSgA International Index Fund—Standard Class	LIAC Subadviser: SSgA	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non U.S.-foreign securities.
Lord Abbett Series Fund, Inc.: Lord Abbett Series Fund Developing Growth Portfolio—Class VC	Lord, Abbett & Co. LLC (“Lord Abbett”)	• Seeks to deliver long-term growth of capital by investing primarily in stocks of small U.S. companies.
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	Lord Abbett	• Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.
MFS® Variable Insurance Trust: MFS® Value Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.
MFS® Variable Insurance Trust II: MFS® Global Tactical Allocation Portfolio—Initial Class	MFS	• Seeks total return.
MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
MFS® Variable Insurance Trust III: MFS® Global Real Estate Portfolio—Initial Class	MFS	• Seeks total return.
MFS® Mid Cap Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc.: Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	Morgan Stanley Investment Management Inc. (“MSIM”)	• Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	MSIM and Morgan Stanley Investment Management Limited	• Seeks both capital appreciation and current income.
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	MSIM

•  Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Large Cap Value Portfolio—Class I	Neuberger Berman Investment Advisers LLC (“Neuberger Berman”)	• Seeks long-term growth of capital.
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	Neuberger Berman	• Seeks growth of capital.
Northern Lights Variable Trust: TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	ValMark Advisers, LLC (“ValMark”) Subadviser: Milliman, Inc. (“Milliman”)	• Seeks capital appreciation.
TOPS® Balanced ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks income and capital appreciation.
TOPS® Conservative ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks to preserve capital and provide moderate income and moderate capital appreciation.

22

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
TOPS® Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation.
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	ValMark Subadviser: Milliman	• Seeks capital appreciation.
Oppenheimer Variable Account Funds: Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	• Seeks capital appreciation.
Oppenheimer Total Return Bond Fund/VA—Non-Service Shares**	OFI Global Asset Management Inc. Subadviser: OppenheimerFunds, Inc.	• Seeks total return.
PIMCO Variable Insurance Trust: PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT High Yield Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Low Duration Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Real Return Portfolio—Administrative Class	PIMCO	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
PIMCO VIT Total Return Portfolio—Administrative Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.
T. Rowe Price Equity Series, Inc.: T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Associates, Inc. (“T. Rowe Price”)	• Seeks to provide long-term capital growth. Income is a secondary objective.
T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price	• Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization U.S. stocks.
T. Rowe Price New America Growth Portfolio	T. Rowe Price	• Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.
T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price	• Seeks the highest total return over time consistent with an emphasis on both capital appreciation and income.
T. Rowe Price Fixed Income Series, Inc.: T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price	• Seeks a high level of income consistent with moderate fluctuations in principal value.
T. Rowe Price International Series, Inc.: T. Rowe Price International Stock Portfolio	T. Rowe Price Subadviser: T. Rowe Price International Ltd. and T. Rowe Price Singapore Private Ltd.	• Seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
Thrivent Series Fund, Inc.: Thrivent Small Cap Index Portfolio	Thrivent Financial	• Seeks growth that tracks the performance of the S&P SmallCap 600 Index.

23

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
VanEck VIP Trust: VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares***	Van Eck Associates Corporation	• Seeks high total return–income plus capital appreciation–by investing globally, primarily in a variety of debt securities.
Victory Variable Insurance Funds: Victory RS Small Cap Growth Equity VIP Series—Class I Shares	Victory Capital Management Inc.	• Seeks to provide long-term capital growth.
Voya Variable Portfolios, Inc.: Voya MidCap Opportunities Portfolio—Class I	Voya Investments, LLC (“Voya”) Sub-Adviser: Voya Investment Management Co. LLC (“VIM”)	• Seeks long-term capital appreciation.
Voya Russell™ Mid Cap Index Portfolio—Class I	Voya Subadviser: VIM	• Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index
Voya Small Company Portfolio—Class I	Voya Subadviser: VIM	• Seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.
*	An affiliate of NYLIAC.

**	Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

***	No premiums or transfers will be accepted into this Investment Division. Policyowners who remove any Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing your specific Investment Divisions or the amounts allocated to each within your policy. You are responsible for making choices that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions about investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen. You should consult with your registered representative to determine which Investment Options are most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Although We do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively

24

impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. Any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Cash Value. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

The Investment Divisions invest in the corresponding Eligible Portfolios. Generally, you can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives. (Certain policies may allocate among 35 Allocation Alternatives; contact Us for more information.)

Investment selections should be based on a thorough investigation of all of the information about the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Eligible Portfolios for your initial premium, you should monitor and periodically reevaluate your allocations to see if they are still appropriate.

MONEY MARKET FUND FEES AND GATES

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities, and/or repurchase agreements that are secured by cash or U.S. government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio and the Fidelity® VIP Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

INVESTMENT RETURN

The investment return of a policy is based on:

●	the number of Accumulation Units held in each Investment Division for that policy;

●	the investment experience of each Investment Division as measured by its actual net rate of return;

●	the amount in and the interest rate credited on amounts held in the Fixed Account, if any and

●	the amount in and the interest rate credited on amounts held in the Loan Account, if any.

The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, and any dividend or capital gains distributions declared by the Fund. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

Funds may lose value; are not guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

25

PERFORMANCE CALCULATIONS

From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the monthly contract charge, sales expense charge, state and federal premium tax charges, cost of insurance charge, Mortality and Expense Risk charges or STR charges.

Performance data for the Investment Divisions may be compared in advertisements, sales literature or other marketing materials, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services or Morningstar Inc. (both of which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody’s (for financial stability and strength) and Standard and Poor’s and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from Our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in Our own right, We may decide to do so.

While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which We do not receive timely instructions, and any other shares that we (or our affiliates) own in our own right, in the same proportion as the shares for which We receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges.

DEDUCTIONS FROM PREMIUM PAYMENTS

When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

26

SALES EXPENSE CHARGE

We reserve the right to increase this charge in the future, but it will never exceed the maximums stated below. The amount of the sales expense charge in a Policy Year is not necessarily related to Our actual sales expenses for that particular year. To the extent that the sales expense charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

Current—The sales expense charge is deducted as follows: (1) During the first Policy Year, We currently deduct a sales expense charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for that first Policy Year has been reached, We currently deduct a sales expense charge of 2.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a sales expense charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for each of those Policy Years has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for each of those Policy Years. Once the Target Premium for either such Policy Year has been reached, We expect to deduct a sales expense charge of 2.00% from any additional premiums paid in such Policy Years. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

Guaranteed maximum—During the first Policy Year, We guarantee that any sales expense charge We deduct will never exceed 15.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any sales expense charge We deduct will never exceed 11.75% of any premiums paid up to the Target Premium. Once the Target Premium for each of those Policy Years has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums in each of these Policy Years. Beginning in the eighth Policy Year, We guarantee that any sales expense charge We deduct will never exceed 5.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a sales expense charge of more than 3.00% from any additional premiums paid in that Policy Year.

The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy or, for policyowners who have elected the STR, on the Target Face Amount of the policy. Any change to the policy which results in a change to the Target Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

Various states and jurisdictions impose a tax on premium payments received by insurance companies. State premium tax rates vary from state to state and currently range from 0% to 3.50% of the premium payment (and sometimes higher in certain jurisdictions).

We may increase this charge to reflect changes in applicable law. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2.00%) represents the approximate average of taxes assessed by the jurisdictions.

During the first 7 Policy Years, We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. We will not impose a state premium tax charge greater than 2.00% unless there is a change in applicable law.

Beginning in the eighth Policy Year, We currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

NYLIAC’s federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25% unless there is a change in applicable law.

27

During the first 7 Policy Years, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

On each Monthly Deduction Day, We deduct a monthly contract charge, a cost of insurance charge (which will include a charge for the cost of the STR, if selected by the policyowner), the Mortality and Expense Risk Charge, and applicable loan charges. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy’s Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the policy application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

The monthly contract charge compensates Us for the costs of providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 per year).

If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $11.00 ($132.00 per year).

CHARGE FOR COST OF INSURANCE

A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit may vary based on the performance of the Investment Divisions selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class and, issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

a times (b - c)

Where:	a = the applicable cost of insurance rate per $1,000 of insurance

b = the number of thousands of Life Insurance Benefit as of the Monthly Deduction Day divided by 1.0032737, and

c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, and the monthly contract charge, and any charges for riders are deducted).

The cost of insurance charge will never be less than zero.

For Insureds rated sub-standard risks, an additional Flat Extra may be assessed as part of the cost of insurance charge due to an insured’s circumstances including, but not limited to, his or her medical condition, occupation, motor vehicle or aviation record. Any additional Flat Extras (which might apply to certain Insureds based on Our underwriting) will also be deducted on each Monthly Deduction Day.

We will no longer deduct cost of insurance charges after the insured reaches age 95.

28

RIDER CHARGES

Each month, if you elected the STR, the cost of this rider is included in your cost of insurance charge. (For more information about this charge, see “Table of Fees and Expenses.”)

LOAN CHARGES

We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and/or the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers.

When you take a loan against your policy, the loaned amount that We hold in the Loan Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See “Loans” for more information.)

MORTALITY AND EXPENSE RISK CHARGE

Current—We currently deduct on each Monthly Deduction Day a Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year one, or $2.50 per $1,000, and 0.45% in Policy Years two through ten, or $4.50 per $1,000, and 0.25% in Policy Years 11 and following or $2.50 per $1,000 of the Accumulation Value of each Investment Division’s assets.

Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90% or $9.00 per $1,000, of the average daily Accumulation Value.

The mortality risk We assume is that the group of lives insured under Our policies may, on average, not live as long as We expect. The expense risk We assume is that Our costs of issuing and administering policies may be greater than what We estimated. We may increase or decrease the current Mortality and Expense Risk Charge if the mortality risk profile of policyowners changes, or if a change in law, regulation or administrative interpretation thereof affects Our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases Our after-tax cost of doing business, or if Our costs of doing business change for any other reason. We will notify policyowners at least 30 days before the change by prospectus supplement and letter.

If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future if the law should change to require taxation of separate accounts.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, STR charges, the monthly contract charge, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

29

If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, We will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven’t given Us instructions on how you would like Us to allocate these expense charge deductions, We will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

FUND CHARGES

Each Investment Division purchases shares of the corresponding Portfolio at the shares’ net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of a Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the relevant Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

Partial Withdrawal Charge—When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal. Currently, we do not charge a fee when you make a partial surrender.

Transfer Charge—We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

HOW THE POLICY WORKS

This example is based on the charges applicable to a policy issued on or after the date of this prospectus during the First Policy Year, issued on a guaranteed issue, non-smoking insured male, issue age 45, with an initial Face Amount of $400,000, with a Target Premium of $19,164, who has selected Life Insurance Benefit Option 1 and the Cash Value Accumulation Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.20% for all years:

	Premium Paid	$7,000
less:	Below Target Premium Sales Expense Charge	980
	Above Target Premium Sales Expense Charge	0
	State Premium Tax Charge (2%)	140
	Federal Premium Tax Charge (1.25%)	88

equals:	Net Premium	$5,792
less:	Mortality and Expense Risk charge (varies monthly)	14
less:	Charges for Cost of Insurance (varies monthly)	254
	Monthly contract charge ($5.00 per month in Policy Years 2 and following)	0
plus:	Net investment performance (varies daily)	294

equals:	Cash Value	$5,818
plus:	DPL Account	1,328

equals:	Alternative Cash Surrender Value (as of end of first Policy Year)	$7,146

There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or

30

less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the policy: the Policyowner (or contract owner), the Insured and the Beneficiary (or payee). One party can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

●	increase/decrease the Face Amount;

●	choose a different Life Insurance Benefit (except that a change cannot be made to Option 3);

●	terminate riders;

●	change the Beneficiary(ies);

●	change investment allocations; and/or

●	take a loan against or take a partial withdrawal from the value of the policy.

The current Policyowner has the right to transfer ownership to another party/entity. This must be done using Our approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent in Good Order. When We record the change, it will take effect as of the date the form was signed, subject to any payment made or other action We take before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of the existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

INSURED: This individual’s personal information determines the cost of the life insurance coverage.

BENEFICIARY: The Beneficiary is the person(s) or entity(ies) the Policyowner specifies on Our records to receive the proceeds from the policy. If the Policyowner is an individual, he or she may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may affect whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See “Federal Income Tax Considerations: Life Insurance Status of Policy” and “IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy’s Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits); (5) additional benefits through the use of the STR; and (6) a selection of Allocation Alternatives, including 130 Investment Divisions (121 of which are available to all policyowners) and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Policy Proceeds if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy’s monthly deductions.

31

HOW THE POLICY IS AVAILABLE

The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The Policyowner may increase the Face Amount, subject to Our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the Policyowner must give Us satisfactory evidence of insurability.

We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC’s eligibility standards. These may include guaranteed issue and full medical underwriting. Under certain arrangements, if Our procedures permit guaranteed issue underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

We may issue the policy on a unisex basis in certain states or under certain plan types. For policies issued on a unisex basis, the Policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See “Premiums” for more information.)

CASH VALUE

After the free look period has expired, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy’s Cash Value, including, but not limited to:

●	the amount and frequency of premium payments;

●	the investment experience of the Investment Divisions you choose;

●	the interest credited on the amount in the Fixed Account;

●	the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

●	the amount of charges We deduct.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the DPL Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for Our list of available Investment Divisions) and/or the Fixed Account, based on your instructions. Generally, you can allocate your Net Premium among up to any 20 of the 131 Allocation Alternatives (122 of which are available to all policyowners). Certain policies can allocate among 35 Allocation Alternatives; contact Us for more information.

32

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

(a/b)

Where: a = the sum of:

(1) the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

(2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

b = the net asset value of a Portfolio share held in the Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

If your policy was issued before May 1, 2012, you can choose to allocate all or part of your Net Premium payments to the Fixed Account. If your policy was issued on or after May 1, 2012, We can limit the amount of Net Premium that can be allocated to the Fixed Account, including not allowing any premium to be allocated to the Fixed Account. The premium allocation form will describe the current limit and We will provide you with 30 days notice of any change in that limit.

The amount you have in the Fixed Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account;

plus (2) any transfers you have made from the Separate Account to the Fixed Account;

plus (3) any interest credited to the Fixed Account;

less (4) any amounts you have withdrawn from the Fixed Account;

less (5) any charges We have deducted from the Fixed Account;

less (6) any transfers you have made from the Fixed Account to the Separate Account or to the Loan Account.

33

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

There is no charge for the first twelve transfers in any one Policy Year. NYLIAC may charge $30 for each transfer in excess of twelve per Policy Year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made. Transfer requests must be made in writing and in Good Order.

Transfers among Investment Divisions and from the Investment Divisions to the Fixed Account:

You may transfer all or part of the Cash Value among Investment Divisions and from the Investment Divisions to the Fixed Account.

If your policy was issued before March 1, 2012, you may transfer all or part of the Cash Value from an Investment Division to the Fixed Account. If your policy was issued on or after May 1, 2012, We have the right to establish limits on your ability to transfer all or part of the Cash Value from an Investment Division to the Fixed Account. These limits can include allowing no transfers from the Investment Divisions to the Fixed Account. We will provide you 30 days notice before imposing any such limits on transfers.

You may make transfers among Investment Divisions and from the Investment Divisions to the Fixed Account, subject to the following two conditions:

●	Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is the smaller of: (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is made.

●	Minimum Remaining Value—After the transfer, the value of: (i) the remaining Accumulation Units in an Investment Division or (ii) the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request. Transfers received after the close of the New York Stock Exchange (usually 4 p.m. Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

Transfers from the Fixed Account to the Investment Divisions:

You may make transfers from the Fixed Account to the Investment Divisions, subject to the following three conditions:

●	Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous Policy Year’s transfer amount, and (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured’s 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer. If your policy was issued on or after May 1, 2012, We have the right to further limit transfers from the Fixed Account to the Investment Divisions, including not allowing transfers from the Fixed Account to the Investment Divisions. We will provide 30 days notice if We change existing limits on transfers from the Fixed Account to the Investment Divisions.

●	Minimum Transfer—Unless We agree otherwise, the minimum amount that may be transferred is $500.

●	Minimum Remaining Value—After the transfer, the value remaining in the Fixed Account must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

34

This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier and received in Good Order. We may permit, in certain limited circumstances for a limited category of policies, transfer requests to be submitted by fax or e-mail transmission. These requirements are designed to limit potentially harmful transfers.

Your ability to make transfers under the policy is subject to limitation if We determine, in Our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other Policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, We may, for example:

●	reject a transfer request from you or from any person acting on your behalf,

●	restrict the method of making a transfer,

●	charge you for any redemption fee imposed by an underlying Fund, and/or

●	limit the dollar amount, frequency or number of transfers.

The following transfers will not be subject to the general limitations outlined above, although We reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, and the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Reallocation options.

We may change these limitations or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if We cannot identify any specific harmful effect from any particular transfer.

We apply Our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Transfer requests must be sent in Good Order. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require Us to share specific Policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that Our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other Policyowners. The risks described below apply to Policyowners and other persons having material rights under the policies.

●	We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than Our procedures in deterring or preventing potentially harmful transfer activity.

●	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from Ours and be more or less effective at preventing harm.

35

Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

●	Other insurance companies that invest in the Eligible Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from Ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including Ours, whose variable investment options correspond to the affected underlying Eligible Portfolios.

●	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to, among other things:

(1) an adverse effect on Portfolio management, such as:

a) impeding a Portfolio manager’s ability to sustain an investment objective;

b) causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c) causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying

Eligible Portfolio.

(2) increased administrative and Fund brokerage expenses.

(3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

ADDITIONAL BENEFITS THROUGH RIDERS

You can apply for benefits by selecting the optional STR. We approve the issuance of the STR based on Our standards and limits for issuing insurance and classifying risks. The STR provides a “Term Insurance Benefit” and is subject to the terms of both the policy and the rider. The STR is not available to Policyowners who elect the Guideline Premium Test (see “Premium Payments” for more information.)

●	Supplementary Term Rider: This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Face Amount, when added to the initial Face Amount of the policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

As described under the “Selection of Life Insurance Benefit Table”, the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

36

On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

●	Option 1—The Term Insurance Benefit will equal the Target Face Amount minus the Life Insurance Benefit.

●	Option 2—The Term Insurance Benefit will equal the Target Face Amount plus the Alternative Cash Surrender Value minus the Life Insurance Benefit.

●	Option 3—The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the Life Insurance Benefit.

However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the STR will still remain in force. If the policy’s Life Insurance Benefit subsequently decreases as described in Section 1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

Within certain limits, the Policyowner may:

●	Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

●	Convert the STR to increase the Face Amount of the base policy. The Target Face Amount of the policy after this conversion will be the same as the Target Face Amount of the policy before the conversion.

The Policyowner may request changes to the policy under the STR if:

(a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

(b) the Term Insurance Benefit does not exceed 10 times the base policy’s Face Amount. This requirement prohibits the Policyowner from either increasing the Term Insurance Benefit or decreasing the base policy’s Face Amount to an amount that would violate this maximum ratio.

Coverage under the STR ends on the earliest of:

(a) the Monthly Deduction Day on or next following Our receipt of the Policyowner’s signed request to cancel the rider,

(b) the policy anniversary on which the Insured is or would have been 100, as required by law,

(c) the date the STR is fully converted,

(d) the date the policy ends or is surrendered.

●	Term Rider vs. Base Policy Coverage: You should consider a number of factors when deciding whether to purchase a policy that includes Life Insurance Benefit coverage in conjunction with the STR. There can be some important cost differences.

Sales Expense Charges: If you compare a policy with the STR to one that provides the same initial Life Insurance Benefit without the STR, the policy with the STR may have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth that a term rider, like the STR, may have. See “Charges Associated with the Policy—Deductions from Premium Payments—Current Sales Expense Charge” for a discussion of how sales expense charges are calculated.

Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, a policy that provides coverage under the STR can help lower your initial costs and enhance overall policy performance.

37

Cost of Insurance Charges: The current cost of insurance charges are different under policy coverage than under the STR. In general, these rates are lower for Life Insurance Benefit coverage provided under the STR than coverage under the policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the STR are higher than the cost of insurance charges under the policy. This can impact your policy in different ways depending on the timing and amount of premiums you pay into the policy as well as the policy’s actual investment performance.

If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with the STR will not perform as well as a policy with base coverage only.

Compensation for Policy Sales: Generally, agents receive higher compensation for sales of the same Life Insurance Benefit through base policy coverage than for sales of STR coverage. These compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

You should review several illustrations with various combinations of base policy and STR coverage using a variety of rates of return. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your registered representative to review your various options. For more information about comparing policy and STR coverage, see the “Distribution and Compensation Arrangements” section.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form in Good Order. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

●	the dollar amount you want to have transferred (minimum transfer $100);

●	the Investment Division you want to transfer money from;

●	the Investment Division(s) and/or Fixed Account you want to transfer money to;

●	the date on which you want the transfers to be made, within limits; and

●	how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account, subject to any limits specified in the section, “Description of the Policy-Transfers Among Investment Divisions and the Fixed Account.” We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

38

We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request in Good Order. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

To cancel the Dollar Cost Averaging option, We must receive a written request in Good Order. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

If you choose the AAR feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up AAR, you must send a completed AAR form in Good Order. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division’s investment results would cause this balance to shift. If you elect the AAR feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, AAR will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count AAR transfers against any limitations We may impose on the number of free transfers.

To cancel the AAR feature, We must receive a written request in Good Order. You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

24 MONTH EXCHANGE PRIVILEGE

At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request in Good Order for this exchange. You will have to pay any sales expense charges imposed by the new policy. Upon an exchange of a policy, the STR and all benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable Allocation Alternatives such as the Investment Divisions.

In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the Policyowner sends Us the policy along with a signed request in Good Order; or (b) the Business Day We receive the policy in Good Order and the necessary payment for the exchange, if any.

Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.

39

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and you will have to pay sales expense charges on the new policy (See “Charges Associated With the Policy—Deductions from Premium Payments-Sales Expense Charge” for more information). Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange one policy for another unless you determine, after knowing all of the facts that the exchange is in your best interest.

The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

PREMIUM PAYMENTS

PLANNED AND UNPLANNED PREMIUM PAYMENTS

While the policy is in force, the Policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the Policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent in Good Order. You specify premium amounts and payment intervals in the application and the amount of the first premium is set forth on the Policy Data Page. The first premium and the subsequent premiums listed in your application are designated as the Planned Premiums. You may elect not to make a Planned Premium payment at any time.

You may also make premium payments that are not planned, which are referred to as unplanned premiums. If an unplanned premium payment would result in an increase in the Life Insurance Benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums. If a premium payment would cause total premium payments during a Policy Year to exceed the Planned Premium amount for that Policy Year, the excess is unplanned premium, even if you made a partial withdrawal from the policy during that Policy Year.

There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy’s Cash Surrender Value. You can call the Service Office noted on the first page of this prospectus to determine if We have received your premium payment.

No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy’s qualification as life insurance under Section 7702 of the IRC.

Subsequent premium payments must be sent in Good Order.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time until the Insured reaches age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. In addition, by paying only the minimum premium required to keep the policy in force, you may forego the

40

opportunity to build up significant Cash Value in the policy. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium payment will be credited to your policy on the Business Day that it is received in Good Order, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. (See “State Variations” for specific information that may be applicable for your state and that describes all material state variations to the policies consistent with the disclosure standards under the federal securities laws.) To receive a refund, you must return the policy to the Service Office noted on the first page of this prospectus (or any other address We indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in Good Order.

We will allocate premium payments you make with your application or during the free look period to the General Account until the end of the free look period. After the end of the free look period, or the date We receive your policy delivery receipt, whichever is later, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions of the Separate Account or the Fixed Account according to the instructions in your Premium Allocation Form. If you cancel your policy, however, We will pay you only the greater of (a) your policy’s Cash Value calculated as of the Business Day either the Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

DEDUCTIONS FROM PREMIUMS, GPT, PREMIUM ALLOCATION

We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of initial and subsequent premium payments is subject to the suitability standards of the selling broker-dealer (including those of Our affiliated broker-dealer, NYLIFE Securities).

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See “Policy Payment Information-Life Insurance Benefit Options” for more information. You may call the Service Office noted on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

41

You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office noted on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received in Good Order. The allocation percentages may contain up to two decimal places and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned for insufficient funds, We will reverse allocations to the Allocation Alternatives chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time as We agree to reinstate it.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can apply in writing to increase the Face Amount of the policy on or after the first policy anniversary, under certain circumstances. To increase the Face Amount of your policy, you must send a written request in Good Order. The amount of an increase in Face Amount is subject to Our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the request for the increase. An increase in the Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.

In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in Good Order. A decrease in the Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the Policyowner’s signed request for the decrease in Good Order. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount specified in your policy. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease.

The Policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount (or, for policyowners who have elected to include the STR, the Target Face Amount) will cause a corresponding change in the Target Premium.

POLICY PROCEEDS

We will pay proceeds to your Beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

plus 2)	any additional death benefits available under the STR, if elected;

less 3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

less 4)	any outstanding policy charges;

42

plus 5)	any interest on these proceeds from the date the Insured died until the date We pay the proceeds. Interest will accrue at the rate We set the interest rate each year. It will not be less than that required by law.

See “Life Insurance Benefit Options” for more information.

Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on the Policy Data Page, will no longer apply. Instead, the Life Insurance Benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See “Federal Income Tax Considerations.”

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the date the insured reaches age 100 or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the insured last resided, as shown on Our books and records, or to Delaware (Our state of domicile). This escheatment is revocable, however, and the state is obliged to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact Us at 1(888) 695-4748 or send written notice to NYLIAC at the address listed on the first page of this prospectus (or any other address We indicate to you in writing).

BENEFICIARIES OR PAYEES

The Beneficiary is the person(s) or entity(ies) you have specified in Our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s Beneficiary:

●	You name the Beneficiary when you apply for the policy.

●	You can elect to have different classes of Beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one Beneficiary per class.

●	To change a revocable Beneficiary while the Insured is living, you must send a written request in Good Order. Generally, the change will take effect as of the date the request is signed subject to any payments We made or actions We have already taken.

●	If no Beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, We will generally pay any Cash Surrender Value or, if applicable, Alternative Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements in Good Order.

●	We may delay payment of any loan proceeds attributable to the Separate Account, any partial

43

withdrawal from the Separate Account, the Cash Surrender Value, the Alternative Cash Surrender Value, or the Policy Proceeds during any period that:

(a)	We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(b)	the SEC, by order, permits Us to delay payment in order to protect Our Policyowners.

●	We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

●	We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

●	Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or “freeze” a policy. If these laws apply to a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or Policy Proceeds. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

●	If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, or Policy Proceeds until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

●	We will pay interest on Policy Proceeds from the date the Insured died until the date We pay the proceeds. We set the interest rate each year. It will not be less than that required by law.

LIFE INSURANCE BENEFIT OPTIONS

Policy Proceeds are payable under the policy to the named Beneficiary when the Insured dies. Upon receiving due proof of death in Good Order, We will pay the Beneficiary the Life Insurance Benefit determined as of the date the Insured dies as part of the Policy Proceeds. The Policy Proceeds will be paid in one sum.

The amount of the Life Insurance Benefit is determined by the Life Insurance Benefit Option the Policyowner has chosen. You may choose one of three Life Insurance Benefit Options:

(1) Life Insurance Benefit Option 1 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

(2) Life Insurance Benefit Option 2 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value, or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.
(3) Life Insurance Benefit Option 3 provides a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value, equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

The Cash Value and, if applicable, the Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose. The value of any benefit provided by the STR is added to the amount of the Life Insurance Benefit. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit any applicable interest on the balance. We pay interest on the Policy

44

Proceeds from the date of death to the date the Policy Proceeds are paid. We set the interest rate each year. It will not be less than that required by law.

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations”—“Life Insurance Status of Policy”—“IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

Under any of the Life Insurance Benefit Options, the Life Insurance Benefit cannot be less than the policy’s Alternative Cash Surrender Value, times a percentage determined from the appropriate IRC Section 7702 test. You may choose either the “Corridor” table or the “CVAT” table, before the policy is issued. The Life Insurance Benefit will vary depending on which table you select. If you do not choose a table, the Corridor table will be used. Once the policy is issued, you may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a GPT and a cash value corridor test or (2) a CVAT. The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the CVAT. A policy using the Corridor table must also satisfy the GPT of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic Life Insurance Benefit increase. Any such automatic increase in the Life Insurance Benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

Positive investment experience in the Investment Divisions may result in a Life Insurance Benefit that will be greater than the Face Amount, but negative investment experience will never result in a Life Insurance Benefit that will be less than the Face Amount, so long as the policy remains in force.

Example 1: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male with a Non smoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000
(3) Percentage on Date of Death from Corridor Table	215%	215%
(4) Alternative Cash Surrender Value multiplied by
Percentage from Corridor Table	$107,500	$86,000
(5) Life Insurance Benefit = Greater of (1) and (4)	$107,500	$100,000

Example 2: The following example shows how the Life Insurance Benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male with a Nonsmoker underwriting class, and assuming that the age at death is 45:

	Policy A	Policy B
(1) Face Amount	$100,000	$100,000
(2) Alternative Cash Surrender on Date of Death	$50,000	$40,000

45

(3) Percentage on Date of Death from Corridor Table	337%	337%
(4) Alternative Cash Surrender Value multiplied by
Percentage from Corridor Table	$168,500	$134,800
(5) Death Benefit = Greater of (1) and (4)	$168,500	$134,800

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

On or after the first policy anniversary, the Policyowner can change the Life Insurance Benefit Option. However, Life Insurance Benefit Option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes to the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the Policyowner’s signed request. The Face Amount of the policy after a change in option will be an amount that results in the Life Insurance Benefit after the change being equal to the Life Insurance Benefit before the change. For example, if you change from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Cash Value or, if applicable, the Alternative Cash Surrender Value. If you change from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below Our minimum amount requirements.

In order to change your Life Insurance Benefit Option, you must submit a signed written request in Good Order.

ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP

A successor Policyowner can be named in the application, or in a signed written request in Good Order. The successor Policyowner will become the new Policyowner when the original Policyowner dies, if the original Policyowner dies before the Insured. If no successor Policyowner survives the original Policyowner and the original Policyowner dies before the Insured, the original Policyowner’s estate becomes the new Policyowner.

The Policyowner can also change the Policyowner by sending a signed written request in Good Order. When this change takes effect, all rights of ownership in this policy will pass to the new Policyowner.

When We record a change of Policyowner or successor Policyowner, these changes will take effect as of the date of the Policyowner’s signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the Policyowner or naming a new successor Policyowner cancels any prior choice of Policyowner or successor Policyowner, respectively, but does not change the Beneficiary.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, We must bring any legal action contesting the validity of your policy within two years of the Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. However, for any increase(s) in Face Amount, Target Face Amount, or Term Insurance Benefit, other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase. This includes when the increase in Face Amount is the result of a corresponding decrease in the Term Insurance Benefit. In such cases, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of Term Insurance Benefit became effective. If this policy ends and is reinstated, We will not contest the policy after it has been in effect during the lifetime of the insured for two years from the date of reinstatement.

SUICIDE

If the Insured commits suicide within two years from the Issue Date or less where required by law and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

46

If the Policyowner increased the Face Amount, Target Face Amount, or Term Insurance Benefit, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face Amount, Target Face Amount, or Term Insurance Benefit, the only amount payable with respect to that increase will be the total cost of insurance We deducted for that increase. However, if the increase in the Face Amount is the result of a corresponding decrease in the amount of insurance under the STR, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

If the Insured’s age or gender is misstated in the policy application, the Cash Value, the Cash Surrender Value or, if applicable, the Alternative Cash Surrender Value and the Life Insurance Benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on Us, We must receive a signed copy of such assignment in Good Order. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See “Federal Income Tax Considerations” for more information.)

PARTIAL WITHDRAWALS AND SURRENDERS

PARTIAL WITHDRAWALS

You can make a partial withdrawal from the policy’s Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 on any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Investment Divisions and the Fixed Account in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, Cash Surrender Value, Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the amount of the withdrawal. To withdraw funds from the policy, We must receive your signed request in Good Order.

We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below Our minimum amount of $25,000; and/or (ii) Cash Value less any Policy Debt to drop below $500.

For policies where Life Insurance Benefit Option 1 is in effect, the Face Amount will be reduced by the difference between the greater of (a) or (b), where:

(a) is zero, or

(b) the amount of the partial withdrawal less the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at time of withdrawal.

For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

47

For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the partial withdrawal, the policy’s Face Amount will be reduced by the difference between:

(a) the amount of the partial withdrawal less the Cumulative Premium Amount immediately prior to the partial withdrawal; and

(b) the greater of:

(i) zero, or

(ii) the Alternative Cash Surrender Value of the policy immediately prior to the partial withdrawal, less the Cumulative Premium Amount, minus the policy’s Face Amount divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured’s age at the time of the partial withdrawal.

If the above results in zero or a negative amount, there will be no adjustment in the policy’s Face Amount.

Any decrease in the policy’s Face Amount caused by payment of a partial withdrawal will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the Policyowner’s signed request in Good Order.

A partial withdrawal may result in taxable income to you and a 10% penalty tax may apply. (See “Federal Income Tax Considerations”.)

SURRENDERS

CASH VALUE

After the free look period has expired, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account.

CASH SURRENDER VALUE

The Cash Surrender Value equals the Cash Value less Policy Debt.

ALTERNATIVE CASH SURRENDER VALUE

The Alternative Cash Surrender Value (“ACSV”) is equal to the policy’s Cash Value plus the value of the DPL Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

Upon full surrender, you will receive the Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request in Good Order, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at the Service Office noted on the first page of this prospectus.

You are eligible to receive the ACSV provided that (i) the policy has not been assigned, including an assignment made as part of an exchange under IRC section 1035 and (ii) that the Policyowner has not been changed.

We will credit interest on any amount placed in the DPL Account. The value of the DPL Account during the first Policy Year is equal to a percentage of the cumulative sales expense charge, state premium tax charge, and federal premium tax charge collected during the first Policy Year and interest credited on these amounts. The DPL Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the DPL Account on the date multiplied by the applicable percentage from the following schedule.

48

Policy Year 1	0.0000%
Policy Year 2	0.8284%
Policy Year 3	0.8742%
Policy Year 4	1.0129%
Policy Year 5	1.0596%
Policy Year 6	1.1538%
Policy Year 7	1.2490%
Policy Year 8	1.3452%
Policy Year 9	1.4424%
Policy Year 10	1.5408%
Policy Year 11	6.4377%

Policy Year 12	100.0%
Policy Year 13	100.0%
Policy Year 14	100.0%
Policy Year 15	100.0%
Policy Year 16	100.0%
Policy Year 17	100.0%
Policy Year 18	100.0%
Policy Year 19	100.0%
Policy Year 20	100.0%

The DPL Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus (d), where:

(a) is the value of the DPL Account as of the prior Monthly Deduction Day;

(b) is the amount amortized;

(c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charges collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule;

Policy Year 2	99.1716%
Policy Year 3	99.1258%
Policy Year 4	98.9871%
Policy Year 5	98.9404%
Policy Year 6	98.8462%
Policy Year 7	98.7510%
Policy Year 8	98.6548%
Policy Year 9	98.5576%
Policy Year 10	98.4592%
Policy Year 11	93.5623%

Policy Year 12	0.0%
Policy Year 13	0.0%
Policy Year 14	0.0%
Policy Year 15	0.0%
Policy Year 16	0.0%
Policy Year 17	0.0%
Policy Year 18	0.0%
Policy Year 19	0.0%
Policy Year 20	0.0%

and (d) is the interest credited for the prior month.

The interest credited to the DPL Account at any time will be based on a rate of interest that We declare periodically. That rate will be declared at least annually.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in Good Order. Surrender requests may also be accepted via fax or e-mail.

WHEN THE SURRENDER IS EFFECTIVE

Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE’s close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and the STR will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See “Federal Income Tax Considerations” for more information.

49

LOANS

On or after the first policy anniversary and using the policy as sole security, the Policyowner may borrow up to the Loan Value of the policy. Your state may have a different limit for Loan Value. See your policy for more information.

LOAN ACCOUNT

The Loan Account secures any Policy Debt, and is part of Our General Account. When you request a loan, an amount is transferred to the Loan Account from the Investment Divisions and/or the Fixed Account (on a pro-rata basis unless you request otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day We receive your loan request in Good Order, if We receive it before the close of regular trading on the NYSE, generally 4 P.M EST. Requests received after the NYSE closes are effective the next Business Day.

The value in the Loan Account will never be less than (a + b) – c, where:

a = the amount in the Loan Account on the prior policy anniversary;

b = the amount of any loan taken since the prior policy anniversary; and

c = any loan amount repaid since the prior policy anniversary.

On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts will first be transferred to the Fixed Account up to an amount equal to the total amounts that had previously been transferred from the Fixed Account to the Loan Account. Any additional amounts being transferred out of the Loan Account will be allocated according to the Policyowner’s premium allocation in effect at the time of transfer unless the Policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

The amount held in the Loan Account earns interest at a rate We determine, which will never be less than the greater of (1) 2% lower than the rate We charge for policy loans or (2) the guaranteed interest rate We credit to the Fixed Account. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the effective annual rate We charge for loan interest. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

While the guaranteed maximum annual loan interest rate is 6.00%, currently We charge an effective annual loan interest rate of 4.00%, payable in arrears. This current rate is determined by Us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Any loan interest that you do not pay as of the policy anniversary will become part of the loan, and will also accrue interest. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

50

If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

(1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

(2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

(3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

(4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the Policyowner of that increase at least 30 days prior to the effective date of the increase.

(5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

All or part of an unpaid loan can be repaid before the Insured’s death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under “Loan Account” above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by NYLIAC will be applied as directed by the Policyowner.

If a loan is outstanding when the Policy Proceeds or surrender proceeds become payable, We will deduct the amount of any Policy Debt from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the Policyowner at the last known address, and a copy to the last known assignee on Our records. All insurance will end 31 days after the date on which We mail that notice to the Policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. This could result in a taxable gain and penalty tax to you. (See “Termination and Reinstatement—Reinstatement Option.”)

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your policy’s Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Loan Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Loan Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of loans taken, including unpaid loan interest, exceeds the Cumulative Premium Amount, policy surrender or policy lapse will result in a taxable gain to you (See “Federal Income Tax Considerations” for more information). Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

TERMINATION AND REINSTATEMENT

LATE PERIOD

The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this

51

period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on Our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.

If the Insured dies during the late period, We will pay the Policy Proceeds to the Beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

A Policyowner can apply to reinstate the policy (and any other benefits provided by the STR) by sending a written request for reinstatement in Good Order within five years after the policy is terminated if the Policyowner did not surrender it for its full Cash Surrender Value or, if applicable, Alternative Cash Surrender Value. When the Policyowner applies for reinstatement, the Policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and, if applicable, the STR) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan together with interest on the loan will also be reinstated. Any Policy Debt can also be repaid, together with loan interest at the current rate in effect at the time of reinstatement compounded once each year from the end of the Late Period to the date of reinstatement.

The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. This amount will be reduced by any Policy Debt, if not repaid. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement that is in Good Order.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on Our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Issues” below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

52

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividend received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with Our receipt of premiums. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. No other charge is currently made to the Separate Account for Our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for Our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account.

Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a variable policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolios. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or

53

ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the Policyowner, We believe that the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(J)—IMPACT ON EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy Beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyowner for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyowner provides certain written notice to and obtains certain written consents from Insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are owners of more than 5 percent of the employer, employees who for the preceding year received in excess of $120,000 (for 2018), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the Insured (as defined under Code Section 267(c)(4)), an individual who is a designated Beneficiary of the insured under the policy (other than the policyowner), a trust established for either the family member’s or Beneficiary’s benefit, or the Insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyowner from the family member, Beneficiary, trust or estate.

Policyowners that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with

54

your tax advisor), take the necessary steps, before you acquire the policy, to ensure that the income inclusion rule described above does not apply to the policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under Our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the

55

taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

The IRS is considering the status of a life insurance policy after the Insured reaches, in the case of this policy, age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the Policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the Insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

Upon a full surrender of a policy for its Cash Surrender Value or Alternative Cash Surrender Value, if applicable, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, or Alternative Cash Surrender Value, as the case may be, less charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount, a full surrender, or a partial withdrawal.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above. Finally, it is possible that

56

a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well.

EXCHANGES OR ASSIGNMENTS OF POLICIES

If you change the Policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.

QUALIFIED PLANS

The policies may not be used with qualified plans.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). For non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate.    In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments beginning July 1, 2014.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any

57

business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer (“GST”) taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have GST tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

For 2018, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,180,000, as adjusted for inflation, and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

58

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

Commission rates will vary depending on whether the STR has been added. Compensation rates for policies with the same initial Life Insurance Benefit are lower for policies with the STR added than for policies without the STR. This could influence your registered representative’s advice to you about the relative amounts of base policy and term insurance coverage you should purchase.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2017, 2016 and 2015 were $2,684,881, $3,278,090 and $3,387,702 respectively. NYLIFE Distributors did not retain any of these commissions.

We may enter into agreements with service entities, which may be affiliates of broker-dealers, under which those service entities may receive service fees and/or additional compensation based on a percentage of a policy’s Cash Value.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

59

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing your policy’s Cash Value, Cash Surrender Value (and, if applicable, Alternative Cash Surrender Value), and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, you must notify Us within 15 days of the date of the statement.

Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2017, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

The following lists some of the variations to the statements made in this prospectus. For more information, please review your policy.

Arizona:

Reinstatement. If this policy ends and is reinstated, suicide of the Insured, while sane or insane, within 2 years of the Issue Date is not covered.

California:

Free Look (“Right To Examine Policy”). If you return the policy, it will be void from the start and a refund will be made within 30 days from the date We are notified.

60

District of Columbia:

Free Look (“Right To Examine Policy”). Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to NYLIAC or to the representative through whom it was purchased.

Florida:

Termination and Late Period. If the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next Policy Month is less than or equal to zero, the policy will continue for a late period of 31 days after that Monthly Deduction Day. To inform you of this event, We will mail a notice to you at your last known address at least 30 days before the end of the late period.

Special Provision Regarding Paid-Up Insurance. At the beginning of the late period, We will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions as of the beginning of the late period to the Fixed Account. We do this by applying the sum of the remaining cash surrender value, which is already reduced by the amount of any Policy Debt, at the net single premium rate for the Insured’s age and sex based on the mortality table and the guaranteed interest rate shown in the Policy.

●	We will calculate the amount of paid-up insurance as of the beginning of the late period.
●	When paid-up insurance begins, We will continue to deduct certain charges for the policy on each Monthly Deduction Day and will discontinue all other monthly deductions.
●	When insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the Cash Value, which remains at that time. All insurance will end when you send in your signed request for the Cash Value in Good Order. Please review your policy for further details.

Payment of Policy Proceeds. The life insurance proceeds of this policy will bear interest that will accrue at the rate set by Us for interest credited on life insurance proceeds equal to or greater than the Moody’s Corporate Bond Yield Average-Monthly Corporate.

Payment of Cash Surrender Value. Any payment of the Cash Surrender Value shall include interest at a rate in compliance with the Florida Insurance Code, unless such payment is made by Us within 30 days of receipt of the insurance policy and the request for cash surrender.

Montana:

Unisex Status. Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured should be disregarded for policies issued in this state.

Payment of Policy Proceeds. We will pay the life insurance proceeds to the beneficiary promptly when we have due proof that the Insured died on or after the effective date of the policy, subject to all of its provisions and subject to any payment we made before notification of death. Any claim for the life insurance proceeds under the policy will be settled within 60 days of receipt of due proof of death of the Insured, surrender of the policy, written claim at our Service Office and proof of the interest of the claimant.

The life insurance proceeds of the policy will be paid in one sum. Such life insurance proceeds will bear interest computed daily from the date of the Insured’s death to the date of payment. We set the interest rate each year. The minimum rate is 3% per year and will not be less than Montana law requires.

North Dakota:

Effective Date. Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

61

Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary within 60 days when We have due proof that the Insured died on or after the Effective Date of this policy.

New York:

Free Look (“Right To Examine Policy”). The amount We refund will equal the premiums paid less loans and surrenders.

Life Insurance Proceeds. We will pay the life insurance proceeds to the Beneficiary within 30 days when We have due proof that the insured died on or after the Effective Date of this policy.

Face Amount Increase. Within 10 days after the effective date of an increase, you can cancel the increase by submitting your signed request in Good Order. In this case, any charges paid for the increase will be refunded.

Face Amount Decrease. Once per Policy Year, you can decrease your Face Amount, provided at least the Minimum Face Amount shown on Policy Data Page 2 remains in effect.

Premium Payments. If you have an outstanding loan, any Planned or Unplanned Premiums will first be applied to reduce that loan unless you tell Us otherwise.

Special Provision Regarding Paid-Up Insurance. You may elect paid-up life insurance by sending Us a signed request in Good Order. The paid-up insurance will begin on the Policy Anniversary following the date We receive your request. No more premiums may be paid. It is payable to the Beneficiary when We have proof that the Insured died while the paid-up insurance is in effect.

When paid-up insurance begins, We will transfer any Cash Surrender Value you have invested in the Separate Account Investment Divisions to the Fixed Account and We will continue to deduct certain charges for the policy on each Monthly Deduction Day. When insurance has been changed to paid-up insurance, the Life Insurance Benefit Option selected under the policy will no longer apply and loans, partial surrenders and transfers will no longer be available. No insurance or benefits from riders will be provided after this paid-up insurance goes into effect. You may surrender the paid-up insurance at any time for the full Cash Value, which remains at that time. All insurance will end when you send Us your signed request for the Cash Value. See your policy for complete details.

Reinstatement. To reinstate this policy, a payment that is sufficient to keep this policy in effect for at least 3 months must be made. If this policy is reinstated, We will reinstate the Cash Value corresponding to the date the policy ended, less any Policy Debt if not repaid.

Transfers. Any transfer of the assets of the Separate Account to another separate account will only be made if approved by an appropriate insurance supervisory official of the state of New York or deemed approved in accordance with such law or regulation.

Change In Investment Objective. If an investment objective of the Separate Account is changed, it must be approved by the appropriate insurance official of the State of New York or deemed approved in accordance with such law or regulation. This may require a filing with, and approval by, the Superintendent of the Department of Financial Services of the State of New York.

In the event of a material change in the investment policy of the Separate Account, you have the right to exchange, without evidence of insurability, to a general account life insurance policy issued by Us or one of Our affiliates. You may elect to have the date of exchange be within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later.

Cash Value. On any day, charges and credits to the Cash Value will be processed in the following order, if applicable:

(1)	crediting of premium payments and loan repayments;
(2)	credited interest on the Fixed Account and adjustment of unit values for the Separate Account;
(3)	charges related to Policyowner requests such as transfers and partial surrenders; and
(4)	monthly deductions.

62

Loan Value. On or after the first Policy Anniversary and using the policy as sole security, you may borrow any amount up to the loan value of the policy. The loan value on any given date is equal to the Cash Value, less any Policy Debt to that date, less an amount that is sufficient to keep this policy in force for at least 3 months, based on current policy values at the time of the loan.

Loan Account. The minimum amount allowed for a loan is $500.

Information Provided In The Application. No statement made in connection with the application will be used by Us to contest this policy, or deny a claim, unless that statement is a material misrepresentation and is part of the application.

Contestable Period. Any action to contest the policy may only be made on the basis of any material misstatements in the application.

Suicide Exclusion. If this policy ends and is reinstated, suicide of the Insured, within 2 years from the date of reinstatement is not covered. However, any suicide exclusion period in effect prior to reinstatement will remain in effect.

Deferral of Loan, Surrender or Life Insurance Benefit Proceeds. Interest will be paid on any loan or surrender amount or life insurance proceeds deferred beyond 10 working days from the date We receive your request that gives Us the facts We need. We will set the interest rate to be at least the rate required by law.

Age 100 Policy Anniversary. Beginning on the Policy Anniversary on which the Insured is age 100:

1.	No further Planned or Unplanned Premiums will be allowed, except as needed to keep the policy from lapsing, and no further cost of insurance deductions will be made from the Cash Value. We will continue to deduct all other Monthly Deduction Charges.
2.	Partial surrenders and loan repayments will continue to be allowed.
3.	Transfers among investment divisions will continue to be allowed, subject to limitations.

63

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about CorpExec VUL VI. The SAI is available without charge upon request. You can request the SAI by mail by contacting NYLIAC at the Service Office noted on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on Our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page

Distribution and Compensation Arrangements	2
Financial Statements	3
NYLIAC & Separate Account Financial Statements	F-1

Information about CorpExec VUL VI, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL VI are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a free personalized illustration, or more information about your policy, contact your registered representative or call Us at (888) 695-4748.

SEC File Number: 811-07697

64

Statement of Additional Information

dated

May 1, 2018

for

Corporate Executive Series VI

Variable Universal Life Policies

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current CorpExec VUL VI Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL VI prospectus dated May 1, 2018 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by contacting New York Life Insurance and Annuity Corporation (“NYLIAC”) by mail at 11400 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 or by phone at 1-888-695-4748. The CorpExec VUL VI prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL VI prospectus.

TABLE OF CONTENTS
Page
DISTRIBUTION AND COMPENSATION ARRANGEMENTS	2
FINANCIAL STATEMENTS	3
NYLIAC & SEPARATE ACCOUNT FINANCIAL STATEMENTS	F-1

CorpExec VUL VI is offered under NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, We pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Total commissions paid in the fiscal years ended December 31, 2017, 2016 and 2015 were $2,684,881, $3,278,090 and $3,387,702, respectively. NYLIFE Distributors did not retain any of these commissions.

Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy’s cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2017, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $8,897 based on a percentage of the commissions its affiliated registered representatives received.

The Newport Group, Inc., 300 International Parkway, Suite 270, Heathrow, Florida 32746 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2017, in addition to the commissions described above, the Newport Group, Inc. received override payments of $38,177 based on persistency and premiums paid under the policies it services.

AFS Securities, LLC, 404 Wyman Street, Suite 100, Waltham, Massachusetts is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2017, in addition to the commissions described above, AFS Securities, LLC received override payments of $45,032 based on commissions and/or service fees paid and a percentage of cash value under the policies it services.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs

2

sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

FINANCIAL STATEMENTS

The consolidated statements of financial position of NYLIAC as of December 31, 2017 and 2016, and the consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2017 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2017 and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

3

NYLIAC Corporate Sponsored
Variable Universal Life
Separate Account-I
Financial Statements

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities
As of December 31, 2017

	MainStay VP Absolute Return Multi-Strategy— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class
ASSETS:
Investment at net asset value	$292,184	$68,243,584	$222,961,486	$4,082,363	$218,893
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(6,217)	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	6,217	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	21	1,458	6	—

Total net assets	$292,184	$68,243,563	$222,960,028	$4,082,357	$218,893

Total shares outstanding	32,746	4,770,442	7,493,878	307,242	7,091

Net asset value per share (NAV)	$8.92	$14.31	$29.75	$13.29	$30.87

Total units outstanding	35,265	3,817,638	6,038,294	140,186	8,721
Variable accumulation unit value (lowest to highest)	$8.29 to $8.29	$17.71 to $23.60	$31.19 to $37.36	$24.68 to $32.65	$25.12 to $25.12
Identified cost of investment	$293,167	$69,953,843	$149,148,424	$3,853,616	$179,240
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Floating Rate— Initial Class
ASSETS:
Investment at net asset value	$6,470,346	$12,613,707	$384,911,915	$14,007,582	$6,087,328
Dividends due and accrued	—	—	—	—	24,209
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	94	114	179	866	(3,110)
Net receivable from (payable to) the Fund for shares sold or purchased	(94)	(114)	(179)	(866)	(21,099)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1	2,567	—	—

Total net assets	$6,470,346	$12,613,706	$384,909,348	$14,007,582	$6,087,328

Total shares outstanding	459,067	1,233,953	23,834,598	1,051,475	670,011

Net asset value per share (NAV)	$14.09	$10.22	$16.15	$13.32	$9.08

Total units outstanding	357,855	1,131,304	12,946,320	513,089	385,944
Variable accumulation unit value (lowest to highest)	$18.08 to $18.08	$10.96 to $11.15	$26.71 to $29.85	$27.30 to $27.30	$15.78 to $15.78
Identified cost of investment	$5,650,711	$10,127,075	$316,077,930	$12,685,343	$6,033,048
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Government— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Henderson Balanced— Initial Class
ASSETS:
Investment at net asset value	$500,398	$40,843,387	$9,120,409	$50,187,035	$9,940,279
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	51,939	—	16	(19,567)
Net receivable from (payable to) the Fund for shares sold or purchased	—	(51,939)	—	(16)	19,567
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	8	75	325	19

Total net assets	$500,398	$40,843,379	$9,120,334	$50,186,710	$9,940,260

Total shares outstanding	46,422	4,065,623	527,387	2,873,629	754,466

Net asset value per share (NAV)	$10.78	$10.05	$17.29	$17.46	$13.18

Total units outstanding	30,953	1,606,847	446,519	1,924,552	592,974
Variable accumulation unit value (lowest to highest)	$16.17 to $16.17	$25.24 to $35.62	$20.43 to $20.43	$24.12 to $30.02	$16.55 to $16.83
Identified cost of investment	$501,616	$40,596,226	$8,760,485	$38,760,622	$8,929,899
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP Small Cap Core— Initial Class
ASSETS:
Investment at net asset value	$16,201,018	$3,113,122	$15,430,276	$392,988,988	$6,240,579
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	1,930	—	—	144
Net receivable from (payable to) the Fund for shares sold or purchased	—	(1,930)	—	—	(144)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1	1	—	2,584	1

Total net assets	$16,201,017	$3,113,121	$15,430,276	$392,986,404	$6,240,578

Total shares outstanding	677,386	264,997	990,731	7,554,200	474,366

Net asset value per share (NAV)	$23.92	$11.75	$15.57	$52.02	$13.16

Total units outstanding	524,235	196,636	404,235	12,824,666	485,091
Variable accumulation unit value (lowest to highest)	$17.40 to $31.03	$15.62 to $15.85	$38.17 to $38.17	$30.40 to $31.25	$12.82 to $12.87
Identified cost of investment	$14,416,586	$3,035,336	$13,748,250	$267,967,719	$5,326,648
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Government Money Market— Initial Class	MainStay VP VanEck Global Hard Assets— Initial Class	AB® VPS International Value Portfolio— Class A	AB® VPS Small/ Mid Cap Value Portfolio— Class A
ASSETS:
Investment at net asset value	$17,215,548	$55,763,530	$2,207,807	$2,541	$4,787,526
Dividends due and accrued	—	38,090	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(3,461)	—	285	—	1,108
Net receivable from (payable to) the Fund for shares sold or purchased	3,461	(38,090)	(285)	—	(1,108)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	14	66	—	—	—

Total net assets	$17,215,534	$55,763,464	$2,207,807	$2,541	$4,787,526

Total shares outstanding	1,221,258	55,757,839	289,933	156	220,827

Net asset value per share (NAV)	$14.10	$1.00	$7.61	$16.30	$21.68

Total units outstanding	902,297	47,073,454	264,982	305	178,323
Variable accumulation unit value (lowest to highest)	$18.79 to $19.11	$1.14 to $1.30	$8.33 to $8.33	$8.34 to $8.34	$26.85 to $26.85
Identified cost of investment	$15,823,247	$55,726,282	$1,864,225	$2,156	$4,243,463
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Alger SMid Cap Focus Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP Mid Cap Value Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS® Asset Allocation Fund— Class 1
ASSETS:
Investment at net asset value	$961,312	$3,317,217	$1,754,234	$16,357,437	$3,135,366
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(7,615)	—	(15,891)	2,862
Net receivable from (payable to) the Fund for shares sold or purchased	—	7,615	—	15,891	(2,862)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	8	—

Total net assets	$961,312	$3,317,217	$1,754,234	$16,357,429	$3,135,366

Total shares outstanding	423,486	324,899	77,075	1,457,881	132,238

Net asset value per share (NAV)	$2.27	$10.21	$22.76	$11.22	$23.71

Total units outstanding	45,871	318,434	110,178	654,318	262,085
Variable accumulation unit value (lowest to highest)	$20.96 to $20.96	$10.42 to $10.42	$15.92 to $15.92	$24.88 to $26.53	$11.96 to $11.96
Identified cost of investment	$1,658,529	$3,314,875	$1,505,421	$13,971,722	$2,892,405

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	American Funds IS® Global Bond Fund— Class 1	American Funds IS® Global Growth Fund— Class 1	American Funds IS® Global Small Capitalization Fund— Class 1	American Funds IS® Growth Fund— Class 1	American Funds IS® Growth- Income Fund— Class 1
ASSETS:
Investment at net asset value	$21,259	$2,065,896	$1,318,481	$10,741,945	$1,745,827
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(66)	291	—	51,232	(1,922)
Net receivable from (payable to) the Fund for shares sold or purchased	66	(291)	—	(51,232)	1,922
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	1

Total net assets	$21,259	$2,065,896	$1,318,481	$10,741,945	$1,745,826

Total shares outstanding	1,790	67,712	51,950	137,983	34,764

Net asset value per share (NAV)	$11.88	$30.51	$25.38	$77.85	$50.22

Total units outstanding	1,928	86,824	101,787	796,173	135,183
Variable accumulation unit value (lowest to highest)	$11.02 to $11.02	$23.79 to $23.79	$12.95 to $12.95	$13.49 to $13.49	$12.87 to $12.92
Identified cost of investment	$21,342	$1,794,766	$1,082,316	$9,318,782	$1,566,473
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	American Funds IS® International Fund— Class 1	American Funds IS® New World Fund®— Class 1	BlackRock® Global Allocation V.I. Fund—Class I	BlackRock® High Yield V.I. Fund—Class I	ClearBridge Variable Large Cap Growth Portfolio— Class I
ASSETS:
Investment at net asset value	$34,900,701	$5,088,871	$4,967,393	$200,402	$6,809
Dividends due and accrued	—	—	—	784	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(161,220)	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	161,220	—	—	(784)	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$34,900,701	$5,088,871	$4,967,393	$200,402	$6,809

Total shares outstanding	1,607,586	201,141	287,798	27,048	276

Net asset value per share (NAV)	$21.71	$25.30	$17.26	$7.38	$24.63

Total units outstanding	2,605,693	392,747	428,894	16,969	595
Variable accumulation unit value (lowest to highest)	$13.39 to $13.39	$12.96 to $12.96	$11.58 to $11.58	$11.81 to $11.81	$11.44 to $11.44
Identified cost of investment	$28,140,502	$4,327,160	$4,424,422	$199,213	$6,502
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Davis Value Portfolio	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Deutsche Alternative Asset Allocation VIP—Class A
ASSETS:
Investment at net asset value	$413,232	$1,819,492	$830,080	$12,150,130	$26,540
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	608	(66,485)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	(608)	66,485	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$413,232	$1,819,492	$830,080	$12,150,130	$26,540

Total shares outstanding	40,553	72,605	61,993	284,347	1,950

Net asset value per share (NAV)	$10.19	$25.06	$13.39	$42.73	$13.61

Total units outstanding	18,421	125,316	81,672	605,676	2,540
Variable accumulation unit value (lowest to highest)	$22.37 to $22.37	$14.52 to $14.52	$10.16 to $10.16	$20.06 to $20.06	$10.45 to $10.45
Identified cost of investment	$388,074	$1,553,090	$676,543	$10,625,849	$25,128

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Deutsche Global Small Cap VIP— Class A	Deutsche Small Cap Index VIP—Class A	Deutsche Small Mid Cap Value VIP— Class A	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio
ASSETS:
Investment at net asset value	$235,511	$44,215,836	$1,502,786	$5,010,666	$3,544,083
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(4,012)	(34,543)	—	—	149
Net receivable from (payable to) the Fund for shares sold or purchased	4,012	34,543	—	—	(149)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$235,511	$44,215,836	$1,502,786	$5,010,666	$3,544,083

Total shares outstanding	18,257	2,417,487	84,048	471,370	252,068

Net asset value per share (NAV)	$12.90	$18.29	$17.88	$10.63	$14.06

Total units outstanding	14,346	1,460,048	78,740	483,894	245,564
Variable accumulation unit value (lowest to highest)	$16.42 to $16.42	$30.28 to $30.28	$19.09 to $19.09	$10.35 to $10.35	$14.43 to $14.43
Identified cost of investment	$226,834	$38,458,865	$1,370,883	$5,123,073	$3,062,434
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	DFA VIT Inflation-Protected Securities Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares
ASSETS:
Investment at net asset value	$4,058,015	$4,907,333	$9,911,099	$6,743,754	$14,287
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(326)	(2,610)	123,708	(19,554)	—
Net receivable from (payable to) the Fund for shares sold or purchased	326	2,610	(123,708)	19,554	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$4,058,015	$4,907,333	$9,911,099	$6,743,754	$14,287

Total shares outstanding	150,744	249,230	993,096	281,576	235

Net asset value per share (NAV)	$26.92	$19.69	$9.98	$23.95	$60.92

Total units outstanding	295,198	342,027	929,630	193,687	615
Variable accumulation unit value (lowest to highest)	$13.75 to $13.75	$14.35 to $14.35	$10.66 to $10.66	$34.82 to $34.82	$23.18 to $23.18
Identified cost of investment	$3,862,269	$4,595,462	$9,902,384	$5,315,120	$7,521
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class
ASSETS:
Investment at net asset value	$16,160,462	$2,279,841	$2,252,343	$14,067,947	$8,675,409
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(8,660)	—	31	357	(804)
Net receivable from (payable to) the Fund for shares sold or purchased	8,660	—	(31)	(357)	804
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	17	—	—	—	—

Total net assets	$16,160,445	$2,279,841	$2,252,343	$14,067,947	$8,675,409

Total shares outstanding	425,947	95,431	167,710	1,002,705	591,371

Net asset value per share (NAV)	$37.94	$23.89	$13.43	$14.03	$14.67

Total units outstanding	458,680	89,505	113,711	680,975	403,073
Variable accumulation unit value (lowest to highest)	$34.39 to $45.52	$25.39 to $30.48	$19.81 to $19.81	$17.95 to $20.67	$21.52 to $21.52
Identified cost of investment	$13,632,779	$1,955,323	$2,090,821	$12,938,585	$7,766,342
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Government Money Market Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class
ASSETS:
Investment at net asset value	$4,384,737	$33,089,790	$2,550,734	$164,442,957	$24,042,964
Dividends due and accrued	—	26,354	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(10)	400,237	—	(134,786)	(90)
Net receivable from (payable to) the Fund for shares sold or purchased	10	(426,591)	—	134,786	90
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	2	10

Total net assets	$4,384,737	$33,089,790	$2,550,734	$164,442,955	$24,042,954

Total shares outstanding	201,504	33,089,788	34,446	606,398	1,878,356

Net asset value per share (NAV)	$21.76	$1.00	$74.05	$271.18	$12.80

Total units outstanding	188,809	3,256,458	83,661	5,317,389	1,341,098
Variable accumulation unit value (lowest to highest)	$23.22 to $23.22	$10.16 to $10.16	$30.49 to $30.90	$30.93 to $37.10	$17.82 to $19.78
Identified cost of investment	$3,801,904	$32,663,198	$2,131,657	$131,020,438	$24,077,184
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class	Fidelity® VIP Strategic Income Portfolio— Initial Class	Fidelity® VIP Value Portfolio— Initial Class
ASSETS:
Investment at net asset value	$14,062,054	$13,514,495	$12,570,495	$83,841	$377,441
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(9,782)	930	987	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	9,782	(930)	(987)	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	12	—	—	—	—

Total net assets	$14,062,042	$13,514,495	$12,570,495	$83,841	$377,441

Total shares outstanding	361,121	590,927	646,630	7,290	23,071

Net asset value per share (NAV)	$38.94	$22.87	$19.44	$11.50	$16.36

Total units outstanding	353,314	633,806	869,244	7,740	30,873
Variable accumulation unit value (lowest to highest)	$38.82 to $48.24	$21.32 to $21.32	$14.46 to $14.46	$10.83 to $10.83	$12.23 to $12.23
Identified cost of investment	$11,688,098	$11,059,102	$12,647,925	$83,862	$347,966
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Fidelity® VIP Value Strategies Portfolio— Service Class 2	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund—Series I Shares	Invesco V.I. International Growth Fund—Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares
ASSETS:
Investment at net asset value	$301,927	$3,707,296	$3,584,807	$17,229,960	$886,705
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(1,397)	(5,037)	(6,857)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	1,397	5,037	6,857	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1	—	—

Total net assets	$301,927	$3,707,296	$3,584,806	$17,229,960	$886,705

Total shares outstanding	20,996	201,703	206,142	431,937	61,534

Net asset value per share (NAV)	$14.38	$18.38	$17.39	$39.89	$14.41

Total units outstanding	10,386	89,916	225,205	911,339	46,645
Variable accumulation unit value (lowest to highest)	$29.07 to $29.07	$41.23 to $41.23	$13.94 to $16.04	$18.91 to $18.91	$19.01 to $19.01
Identified cost of investment	$295,416	$3,240,330	$3,426,416	$15,198,188	$844,370
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Janus Henderson VIT Enterprise Portfolio— Institutional Shares	Janus Henderson VIT Flexible Bond Portfolio— Institutional Shares	Janus Henderson VIT Forty Portfolio— Institutional Shares	Janus Henderson VIT Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares
ASSETS:
Investment at net asset value	$10,627,894	$2,383,757	$4,043,108	$616,386	$2,578,195
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(5,207)	(75)	—	—	170
Net receivable from (payable to) the Fund for shares sold or purchased	5,207	75	—	—	(170)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	1	1

Total net assets	$10,627,894	$2,383,757	$4,043,108	$616,385	$2,578,194

Total shares outstanding	150,430	203,914	101,688	12,039	238,060

Net asset value per share (NAV)	$70.65	$11.69	$39.76	$51.20	$10.83

Total units outstanding	231,602	224,768	122,349	28,424	139,556
Variable accumulation unit value (lowest to highest)	$45.89 to $45.89	$10.61 to $10.61	$33.05 to $33.05	$21.34 to $22.56	$15.19 to $18.65
Identified cost of investment	$8,940,424	$2,427,325	$3,677,183	$476,797	$2,886,099
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Lord Abbett Series Fund Developing Growth Portfolio— Class VC	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class	LVIP Mondrian International Value Fund—Standard Class	LVIP SSgA Bond Index Fund—Standard Class
ASSETS:
Investment at net asset value	$204,197	$2,588,456	$12,743,472	$20,259	$21,597,126
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(760)	40	625	—	(2,936)
Net receivable from (payable to) the Fund for shares sold or purchased	760	(40)	(625)	—	2,936
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1	—	—

Total net assets	$204,197	$2,588,456	$12,743,471	$20,259	$21,597,126

Total shares outstanding	7,246	105,608	259,705	1,124	1,922,992

Net asset value per share (NAV)	$28.18	$24.51	$49.07	$18.03	$11.23

Total units outstanding	17,477	99,255	433,718	1,739	1,930,332
Variable accumulation unit value (lowest to highest)	$11.68 to $11.68	$26.06 to $32.50	$21.99 to $29.48	$11.65 to $11.65	$11.19 to $11.19
Identified cost of investment	$154,813	$2,632,345	$11,462,072	$18,117	$22,135,306
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	LVIP SSgA Developed International 150 Fund—Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class	LVIP SSgA International Index Fund—Standard Class	MFS® Global Real Estate Portfolio— Initial Class	MFS® Global Tactical Allocation Portfolio— Initial Class
ASSETS:
Investment at net asset value	$4,730,614	$7,200,865	$22,579,922	$27,306	$2,508,185
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	85	5	(11,467)	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(85)	(5)	11,467	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$4,730,614	$7,200,865	$22,579,922	$27,306	$2,508,185

Total shares outstanding	503,685	725,674	2,279,419	1,914	155,691

Net asset value per share (NAV)	$9.39	$9.92	$9.91	$14.27	$16.11

Total units outstanding	274,307	636,461	1,468,807	2,214	164,553
Variable accumulation unit value (lowest to highest)	$17.25 to $17.25	$11.31 to $11.31	$15.37 to $15.37	$12.33 to $12.33	$15.24 to $15.24
Identified cost of investment	$4,530,594	$6,432,462	$19,713,917	$27,414	$2,389,492
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® Mid Cap Value Portfolio— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class
ASSETS:
Investment at net asset value	$22,606,320	$90,150	$1,039,278	$6,410	$39,037,747
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(180,946)	—	(4,186)	—	(210,908)
Net receivable from (payable to) the Fund for shares sold or purchased	180,946	—	4,186	—	210,908
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1	—	—	—

Total net assets	$22,606,320	$90,149	$1,039,278	$6,410	$39,037,747

Total shares outstanding	800,224	2,998	115,347	319	1,866,049

Net asset value per share (NAV)	$28.25	$30.07	$9.01	$20.10	$20.92

Total units outstanding	1,046,669	2,495	86,473	201	1,262,639
Variable accumulation unit value (lowest to highest)	$21.60 to $21.60	$36.08 to $36.08	$12.02 to $12.02	$31.71 to $31.71	$30.92 to $30.92
Identified cost of investment	$18,913,843	$64,548	$1,001,423	$5,104	$36,051,958
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Morgan Stanley VIF Global Infrastructure Portfolio— Class I	Morgan Stanley VIF U.S. Real Estate Portfolio— Class I	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio— Class I
ASSETS:
Investment at net asset value	$6,146,759	$284,354	$4,926,637	$619,109	$85,929
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	33	—	22	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(33)	—	(22)	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	1	—	—

Total net assets	$6,146,759	$284,354	$4,926,636	$619,109	$85,929

Total shares outstanding	760,738	35,949	226,825	37,050	4,389

Net asset value per share (NAV)	$8.08	$7.91	$21.72	$16.71	$19.58

Total units outstanding	247,963	22,424	141,753	35,672	6,648
Variable accumulation unit value (lowest to highest)	$24.79 to $24.79	$12.68 to $12.68	$34.70 to $41.39	$17.36 to $17.36	$12.92 to $12.92
Identified cost of investment	$6,140,329	$282,537	$4,684,268	$546,575	$80,153
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	Oppenheimer Total Return Bond Fund/VA—Non-Service Shares	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT High Yield Portfolio—Administrative Class
ASSETS:
Investment at net asset value	$280,128	$1,076	$23,032	$11,419,023	$3,064,443
Dividends due and accrued	—	—	94	12,998	12,660
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	(4,723)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	(94)	(8,275)	(12,660)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$280,128	$1,076	$23,032	$11,419,023	$3,064,443

Total shares outstanding	5,029	137	1,753	929,131	389,383

Net asset value per share (NAV)	$55.70	$7.83	$13.14	$12.29	$7.87

Total units outstanding	13,387	86	2,215	774,136	183,998
Variable accumulation unit value (lowest to highest)	$20.93 to $20.93	$12.74 to $12.74	$10.40 to $10.40	$14.75 to $14.75	$16.67 to $16.67
Identified cost of investment	$258,927	$1,073	$22,828	$11,117,965	$3,018,503
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Real Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Administrative Class	T. Rowe Price Blue Chip Growth Portfolio
ASSETS:
Investment at net asset value	$950,819	$8,073,138	$12,094,349	$31,997,518	$48,604,189
Dividends due and accrued	2,089	9,138	3,200	55,871	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	285	87	(50)	(127)	(2,883)
Net receivable from (payable to) the Fund for shares sold or purchased	(2,374)	(9,225)	(3,150)	(55,744)	2,883
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$950,819	$8,073,138	$12,094,349	$31,997,518	$48,604,189

Total shares outstanding	77,618	788,392	973,780	2,924,819	1,556,829

Net asset value per share (NAV)	$12.25	$10.24	$12.42	$10.94	$31.22

Total units outstanding	40,914	540,405	728,613	1,648,023	1,262,223
Variable accumulation unit value (lowest to highest)	$23.26 to $23.26	$14.94 to $14.94	$16.55 to $16.55	$19.44 to $19.44	$38.51 to $38.51
Identified cost of investment	$875,155	$8,202,653	$12,060,671	$31,862,943	$39,258,643
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio
ASSETS:
Investment at net asset value	$1,071,835	$5,817,813	$1,562,342	$11,837,153	$4,415,369
Dividends due and accrued	—	—	2,289	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	10	(95,256)	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	(2,299)	95,256	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	7	—	—	—

Total net assets	$1,071,835	$5,817,806	$1,562,342	$11,837,153	$4,415,369

Total shares outstanding	54,519	335,320	324,138	414,902	209,358

Net asset value per share (NAV)	$19.66	$17.35	$4.82	$28.53	$21.09

Total units outstanding	38,480	248,576	113,902	325,169	168,431
Variable accumulation unit value (lowest to highest)	$27.85 to $27.85	$22.95 to $23.50	$13.73 to $13.73	$36.40 to $36.40	$26.21 to $26.21
Identified cost of investment	$896,046	$5,161,924	$1,573,664	$10,831,106	$4,030,725
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Conservative ETF Portfolio—Class 2 Shares	TOPS® Growth ETF Portfolio—Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares
ASSETS:
Investment at net asset value	$165,106	$1,028,455	$251,771	$279,057	$185,427
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$165,106	$1,028,455	$251,771	$279,057	$185,427

Total shares outstanding	11,141	84,507	21,247	18,468	15,224

Net asset value per share (NAV)	$14.82	$12.17	$11.85	$15.11	$12.18

Total units outstanding	8,091	68,084	19,024	14,874	13,572
Variable accumulation unit value (lowest to highest)	$20.41 to $20.41	$15.11 to $15.11	$13.23 to $13.23	$18.76 to $18.76	$13.66 to $13.66
Identified cost of investment	$140,343	$989,341	$235,739	$266,683	$174,390
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares	VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	Voya Russell™ Mid Cap Index Portfolio— Class I
ASSETS:
Investment at net asset value	$101,705	$153,330	$897,459	$1,424,187	$16,709,539
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	129
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	(129)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—

Total net assets	$101,705	$153,330	$897,459	$1,424,187	$16,709,539

Total shares outstanding	8,078	12,111	74,851	160,021	1,026,384

Net asset value per share (NAV)	$12.59	$12.66	$11.99	$8.90	$16.28

Total units outstanding	7,020	10,655	53,287	108,204	821,127
Variable accumulation unit value (lowest to highest)	$14.49 to $14.49	$14.39 to $14.39	$16.84 to $16.84	$13.16 to $13.16	$20.35 to $20.35
Identified cost of investment	$92,696	$137,722	$808,464	$1,361,917	$15,302,511
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2017

Voya Small Company Portfolio— Class I
ASSETS:
Investment at net asset value	$2,730,513
Dividends due and accrued	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—
Net receivable from (payable to) the Fund for shares sold or purchased	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—

Total net assets	$2,730,513

Total shares outstanding	124,058

Net asset value per share (NAV)	$22.01

Total units outstanding	194,642
Variable accumulation unit value (lowest to highest)	$14.03 to $14.03
Identified cost of investment	$2,501,601
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations
For the year ended December 31, 2017

	MainStay VP Absolute Return Multi-Strategy— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Common Stock— Initial Class	MainStay VP Convertible— Initial Class	MainStay VP Cornerstone Growth— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$6,097	$1,690,329	$2,874,033	$65,706	$513
Mortality and expense risk charges	—	(7,541)	(478,320)	(2,056)	—

Net investment income (loss)	6,097	1,682,788	2,395,713	63,650	513

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	356,026	3,419,027	17,074,354	627,799	271,876
Cost of investments sold	(392,298)	(3,453,529)	(16,006,373)	(648,425)	(253,033)

Net realized gain (loss) on investments	(36,272)	(34,502)	1,067,981	(20,626)	18,843
Realized gain distribution received	—	609,866	8,703,927	71,592	1,376

Change in unrealized appreciation (depreciation) on investments	28,332	122,116	30,691,369	304,888	51,100

Net gain (loss) on investments	(7,940)	697,480	40,463,277	355,854	71,319

Net increase (decrease) in net assets resulting from operations	$(1,843)	$2,380,268	$42,858,990	$419,504	$71,832
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Floating Rate— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$112,843	$4,872,737	$65,245	$248,545
Mortality and expense risk charges	—	(196)	(870,038)	—	—

Net investment income (loss)	—	112,647	4,002,699	65,245	248,545

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,631,397	743,953	15,529,016	2,312,529	1,427,092
Cost of investments sold	(1,610,402)	(768,584)	(15,080,107)	(1,378,760)	(1,446,348)

Net realized gain (loss) on investments	20,995	(24,631)	448,909	933,769	(19,256)
Realized gain distribution received	318,484	—	—	1,262,284	—

Change in unrealized appreciation (depreciation) on investments	1,008,038	2,934,654	56,741,747	(196,030)	(1,580)

Net gain (loss) on investments	1,347,517	2,910,023	57,190,656	2,000,023	(20,836)

Net increase (decrease) in net assets resulting from operations	$1,347,517	$3,022,670	$61,193,355	$2,065,268	$227,709
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Government— Initial Class	MainStay VP High Yield Corporate Bond— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP International Equity— Initial Class	MainStay VP Janus Henderson Balanced— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$16,890	$2,521,975	$322,321	$263,004	$167,381
Mortality and expense risk charges	—	(2,821)	(26,732)	(105,538)	(6,269)

Net investment income (loss)	16,890	2,519,154	295,589	157,466	161,112

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	934,660	8,925,727	1,319,254	2,357,431	2,374,691
Cost of investments sold	(956,079)	(9,102,564)	(1,136,558)	(1,736,344)	(2,407,931)

Net realized gain (loss) on investments	(21,419)	(176,837)	182,696	621,087	(33,240)
Realized gain distribution received	—	—	—	—	392,956

Change in unrealized appreciation (depreciation) on investments	23,088	412,759	551,422	11,441,913	1,058,551

Net gain (loss) on investments	1,669	235,922	734,118	12,063,000	1,418,267

Net increase (decrease) in net assets resulting from operations	$18,559	$2,755,076	$1,029,707	$12,220,466	$1,579,379
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP Large Cap Growth— Initial Class	MainStay VP MFS® Utilities— Initial Class	MainStay VP Mid Cap Core— Initial Class	MainStay VP S&P 500 Index— Initial Class	MainStay VP Small Cap Core— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$111,751	$169,862	$5,145,449	$—
Mortality and expense risk charges	(244)	(413)	(28,403)	(826,978)	(199)

Net investment income (loss)	(244)	111,338	141,459	4,318,471	(199)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,195,297	621,545	92,937,855	13,401,935	630,855
Cost of investments sold	(5,591,397)	(714,882)	(81,081,070)	(8,257,639)	(549,690)

Net realized gain (loss) on investments	(396,100)	(93,337)	11,856,785	5,144,296	81,165
Realized gain distribution received	527,051	—	192,409	5,402,480	90,887

Change in unrealized appreciation (depreciation) on investments	4,327,047	336,393	(5,279,084)	49,444,649	529,231

Net gain (loss) on investments	4,457,998	243,056	6,770,110	59,991,425	701,283

Net increase (decrease) in net assets resulting from operations	$4,457,754	$354,394	$6,911,569	$64,309,896	$701,084
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Government Money Market— Initial Class	MainStay VP VanEck Global Hard Assets— Initial Class	AB® VPS International Value Portfolio— Class A	AB® VPS Small/Mid Cap Value Portfolio— Class A
INVESTMENT INCOME (LOSS):
Dividend income	$341,903	$278,317	$—	$53	$26,637
Mortality and expense risk charges	(4,556)	(24,206)	—	—	—

Net investment income (loss)	337,347	254,111	—	53	26,637

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,880,201	45,106,631	1,173,887	22,304	3,681,087
Cost of investments sold	(1,713,988)	(45,106,587)	(1,049,712)	(20,024)	(3,733,772)

Net realized gain (loss) on investments	166,213	44	124,175	2,280	(52,685)
Realized gain distribution received	753,955	—	—	—	286,473

Change in unrealized appreciation (depreciation) on investments	1,101,636	(7,501)	(226,256)	(85)	441,342

Net gain (loss) on investments	2,021,804	(7,457)	(102,081)	2,195	675,130

Net increase (decrease) in net assets resulting from operations	$2,359,151	$246,654	$(102,081)	$2,248	$701,767
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Alger SMid Cap Focus Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP Mid Cap Value Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS® Asset Allocation Fund— Class 1
INVESTMENT INCOME (LOSS):
Dividend income	$—	$93,952	$25,833	$250,482	$71,752
Mortality and expense risk charges	—	—	—	(2,886)	—

Net investment income (loss)	—	93,952	25,833	247,596	71,752

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	100,549	3,056,387	2,936,002	5,606,270	2,098,240
Cost of investments sold	(433,658)	(3,057,789)	(2,732,446)	(4,950,065)	(1,934,475)

Net realized gain (loss) on investments	(333,109)	(1,402)	203,556	656,205	163,765
Realized gain distribution received	82,995	—	44,122	—	173,913

Change in unrealized appreciation (depreciation) on investments	477,414	50,049	(2,827)	496,270	197,654

Net gain (loss) on investments	227,300	48,647	244,851	1,152,475	535,332

Net increase (decrease) in net assets resulting from operations	$227,300	$142,599	$270,684	$1,400,071	$607,084
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	American Funds IS® Global Bond Fund—Class 1	American Funds IS® Global Growth Fund—Class 1	American Funds IS® Global Small Capitalization Fund—Class 1	American Funds IS® Growth Fund—Class 1	American Funds IS® Growth-Income Fund—Class 1
INVESTMENT INCOME (LOSS):
Dividend income	$115	$20,126	$7,193	$66,196	$28,673
Mortality and expense risk charges	—	—	—	—	(238)

Net investment income (loss)	115	20,126	7,193	66,196	28,435

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,001	881,597	208,759	2,875,073	668,320
Cost of investments sold	(1,028)	(886,974)	(184,269)	(2,533,056)	(597,471)

Net realized gain (loss) on investments	(27)	(5,377)	24,490	342,017	70,849
Realized gain distribution received	42	63,240	—	813,595	93,078

Change in unrealized appreciation (depreciation) on investments	260	502,476	218,163	1,040,459	133,464

Net gain (loss) on investments	275	560,339	242,653	2,196,071	297,391

Net increase (decrease) in net assets resulting from operations	$390	$580,465	$249,846	$2,262,267	$325,826
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	American Funds IS® International Fund— Class 1	American Funds IS® New World Fund®—Class 1	BlackRock® Global Allocation V.I. Fund— Class I	BlackRock® High Yield V.I. Fund— Class I	ClearBridge Variable Large Cap Growth Portfolio— Class I (a)
INVESTMENT INCOME (LOSS):
Dividend income	$545,421	$52,750	$62,538	$12,071	$14
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	545,421	52,750	62,538	12,071	14

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	12,517,297	304,006	109,044	329,878	52
Cost of investments sold	(10,527,460)	(304,813)	(107,890)	(319,935)	(50)

Net realized gain (loss) on investments	1,989,837	(807)	1,154	9,943	2
Realized gain distribution received	422,246	—	48,961	—	308

Change in unrealized appreciation (depreciation) on investments	7,075,813	910,929	481,375	(3,857)	307

Net gain (loss) on investments	9,487,896	910,122	531,490	6,086	617

Net increase (decrease) in net assets resulting from operations	$10,033,317	$962,872	$594,028	$18,157	$631

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Davis Value Portfolio	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Deutsche Alternative Asset Allocation VIP— Class A
INVESTMENT INCOME (LOSS):
Dividend income	$2,962	$7,823	$23,526	$103,815	$393
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	2,962	7,823	23,526	103,815	393

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	600,300	1,182,301	881,615	3,181,574	1,972
Cost of investments sold	(687,742)	(872,755)	(751,209)	(3,120,506)	(1,892)

Net realized gain (loss) on investments	(87,442)	309,546	130,406	61,068	80
Realized gain distribution received	32,955	—	—	417,654	—

Change in unrealized appreciation (depreciation) on investments	190,246	174,479	132,476	835,950	936

Net gain (loss) on investments	135,759	484,025	262,882	1,314,672	1,016

Net increase (decrease) in net assets resulting from operations	$138,721	$491,848	$286,408	$1,418,487	$1,409
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Deutsche Global Small Cap VIP— Class A	Deutsche Small Cap Index VIP— Class A	Deutsche Small Mid Cap Value VIP— Class A	DFA VA Global Bond Portfolio	DFA VA Global Moderate Allocation Portfolio (a)
INVESTMENT INCOME (LOSS):
Dividend income	$—	$457,063	$7,096	$87,588	$—
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	—	457,063	7,096	87,588	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	254,858	15,026,270	255,974	615,603	2,826,346
Cost of investments sold	(255,220)	(14,345,321)	(265,381)	(630,452)	(2,821,955)

Net realized gain (loss) on investments	(362)	680,949	(9,407)	(14,849)	4,391
Realized gain distribution received	25,089	1,769,820	21,077	2,385	—

Change in unrealized appreciation (depreciation) on investments	21,678	3,413,864	78,398	4,484	—

Net gain (loss) on investments	46,405	5,864,633	90,068	(7,980)	4,391

Net increase (decrease) in net assets resulting from operations	$46,405	$6,321,696	$97,164	$79,608	$4,391

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	DFA VA International Small Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	DFA VIT Inflation- Protected Securities Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares
INVESTMENT INCOME (LOSS):
Dividend income	$121,566	$71,118	$42,342	$248,951	$—
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	121,566	71,118	42,342	248,951	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,445,737	3,353,810	1,537,941	1,765,008	541,566
Cost of investments sold	(2,059,587)	(2,983,204)	(1,470,868)	(1,757,591)	(348,262)

Net realized gain (loss) on investments	386,150	370,606	67,073	7,417	193,304
Realized gain distribution received	132,288	155,111	251,262	—	201,650

Change in unrealized appreciation (depreciation) on investments	528,186	27,081	940	(23,464)	1,251,191

Net gain (loss) on investments	1,046,624	552,798	319,275	(16,047)	1,646,145

Net increase (decrease) in net assets resulting from operations	$1,168,190	$623,916	$361,617	$232,904	$1,646,145
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	Fidelity® VIP Contrafund® Portfolio— Initial Class	Fidelity® VIP Equity-Income Portfolio— Initial Class	Fidelity® VIP Freedom 2010 Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$244,032	$37,042	$33,678	$205,045
Mortality and expense risk charges	—	(5,506)	(54)	—	(79)

Net investment income (loss)	—	238,526	36,988	33,678	204,966

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,300	16,591,014	295,597	620,455	2,202,060
Cost of investments sold	(3,159)	(15,820,888)	(282,474)	(616,488)	(2,120,154)

Net realized gain (loss) on investments	1,141	770,126	13,123	3,967	81,906
Realized gain distribution received	152	1,341,084	40,112	45,504	320,252

Change in unrealized appreciation (depreciation) on investments	1,718	2,803,669	149,560	193,286	1,250,287

Net gain (loss) on investments	3,011	4,914,879	202,795	242,757	1,652,445

Net increase (decrease) in net assets resulting from operations	$3,011	$5,153,405	$239,783	$276,435	$1,857,411
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Freedom 2050 Portfolio— Initial Class (a)	Fidelity® VIP Government Money Market Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$114,217	$49,053	$—	$246,808	$4,620
Mortality and expense risk charges	—	—	—	—	(42)

Net investment income (loss)	114,217	49,053	—	246,808	4,578

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,555,327	2,153,099	205,804	26,830,906	362,139
Cost of investments sold	(2,407,635)	(2,049,096)	(199,391)	(26,830,906)	(310,983)

Net realized gain (loss) on investments	147,692	104,003	6,413	—	51,156
Realized gain distribution received	288,530	128,971	—	—	138,779

Change in unrealized appreciation (depreciation) on investments	1,035,547	581,403	—	—	434,491

Net gain (loss) on investments	1,471,769	814,377	6,413	—	624,426

Net increase (decrease) in net assets resulting from operations	$1,585,986	$863,430	$6,413	$246,808	$629,004
(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Fidelity® VIP Real Estate Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$3,060,514	$628,993	$95,796	$179,197	$220,099
Mortality and expense risk charges	(636)	(3,478)	(3,940)	—	—

Net investment income (loss)	3,059,878	625,515	91,856	179,197	220,099

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	43,990,165	8,906,777	6,056,545	909,377	3,175,709
Cost of investments sold	(27,024,799)	(9,016,353)	(5,810,466)	(687,691)	(3,219,378)

Net realized gain (loss) on investments	16,965,366	(109,576)	246,079	221,686	(43,669)
Realized gain distribution received	516,930	119,623	705,063	11,720	177,908

Change in unrealized appreciation (depreciation) on investments	11,520,303	404,983	1,822,303	2,639,829	(169,147)

Net gain (loss) on investments	29,002,599	415,030	2,773,445	2,873,235	(34,908)

Net increase (decrease) in net assets resulting from operations	$32,062,477	$1,040,545	$2,865,301	$3,052,432	$185,191
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Fidelity® VIP Strategic Income Portfolio— Initial Class	Fidelity® VIP Value Portfolio— Initial Class	Fidelity® VIP Value Strategies Portfolio— Service Class 2	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares
INVESTMENT INCOME (LOSS):
Dividend income	$2,545	$4,357	$4,015	$38,838	$113,550
Mortality and expense risk charges	—	—	—	—	(354)

Net investment income (loss)	2,545	4,357	4,015	38,838	113,196

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,061	5,348	364,793	2,753,057	862,469
Cost of investments sold	(3,965)	(5,390)	(353,882)	(2,818,954)	(814,907)

Net realized gain (loss) on investments	96	(42)	10,911	(65,897)	47,562
Realized gain distribution received	412	9,978	112,733	55,594	57,628

Change in unrealized appreciation (depreciation) on investments	1,001	17,190	(65,745)	369,453	206,061

Net gain (loss) on investments	1,509	27,126	57,899	359,150	311,251

Net increase (decrease) in net assets resulting from operations	$4,054	$31,483	$61,914	$397,988	$424,447

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Invesco V.I. International Growth Fund— Series I Shares	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares	Janus Henderson VIT Enterprise Portfolio— Institutional Shares	Janus Henderson VIT Flexible Bond Portfolio— Institutional Shares	Janus Henderson VIT Forty Portfolio— Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$244,605	$4,558	$29,326	$133,213	$—
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	244,605	4,558	29,326	133,213	—

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,800,252	64,171	3,632,654	3,006,732	444,412
Cost of investments sold	(2,534,043)	(75,345)	(3,308,541)	(3,053,461)	(432,823)

Net realized gain (loss) on investments	266,209	(11,174)	324,113	(46,729)	11,589
Realized gain distribution received	—	17,651	725,437	—	179,138

Change in unrealized appreciation (depreciation) on investments	2,826,912	108,271	1,658,420	80,134	671,573

Net gain (loss) on investments	3,093,121	114,748	2,707,970	33,405	862,300

Net increase (decrease) in net assets resulting from operations	$3,337,726	$119,306	$2,737,296	$166,618	$862,300
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Janus Henderson VIT Global Research Portfolio— Institutional Shares	Lazard Retirement International Equity Portfolio— Service Shares	Lord Abbett Series Fund Developing Growth Portfolio— Class VC	Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC	LVIP Baron Growth Opportunities Fund— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$4,938	$63,009	$—	$10,745	$—
Mortality and expense risk charges	(500)	(246)	—	(78)	(287)

Net investment income (loss)	4,438	62,763	—	10,667	(287)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	189,563	628,611	63,682	251,924	3,940,204
Cost of investments sold	(146,801)	(659,276)	(51,971)	(226,059)	(3,864,429)

Net realized gain (loss) on investments	42,762	(30,665)	11,711	25,865	75,775
Realized gain distribution received	—	556,229	—	171,903	508,557

Change in unrealized appreciation (depreciation) on investments	96,938	(108,199)	42,678	(105,461)	2,295,037

Net gain (loss) on investments	139,700	417,365	54,389	92,307	2,879,369

Net increase (decrease) in net assets resulting from operations	$144,138	$480,128	$54,389	$102,974	$2,879,082
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	LVIP Mondrian International Value Fund— Standard Class	LVIP SSgA Bond Index Fund— Standard Class	LVIP SSgA Developed International 150 Fund— Standard Class	LVIP SSgA Emerging Markets 100 Fund— Standard Class	LVIP SSgA International Index Fund— Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$645	$633,112	$195,999	192,448	$750,301
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	645	633,112	195,999	192,448	750,301

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	216	5,744,408	347,187	2,134,963	10,849,373
Cost of investments sold	(200)	(5,893,183)	(342,576)	(2,113,360)	(10,100,744)

Net realized gain (loss) on investments	16	(148,775)	4,611	21,603	748,629
Realized gain distribution received	34	—	—	—	—

Change in unrealized appreciation (depreciation) on investments	2,588	283,532	595,509	1,212,258	4,376,267

Net gain (loss) on investments	2,638	134,757	600,120	1,233,861	5,124,896

Net increase (decrease) in net assets resulting from operations	$3,283	$767,869	$796,119	$1,426,309	$5,875,197
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MFS® Global Real Estate Portfolio— Initial Class	MFS® Global Tactical Allocation Portfolio— Initial Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® Mid Cap Value Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,036	$141,310	$295,716	$604	$10,023
Mortality and expense risk charges	—	—	—	(206)	—

Net investment income (loss)	1,036	141,310	295,716	398	10,023

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	915	2,873,611	5,446,549	1,683	794,243
Cost of investments sold	(914)	(2,950,794)	(4,569,544)	(1,071)	(726,645)

Net realized gain (loss) on investments	1	(77,183)	877,005	612	67,598
Realized gain distribution received	1,470	10,708	18,769	3,257	24,342

Change in unrealized appreciation (depreciation) on investments	197	381,437	3,753,012	12,763	6,685

Net gain (loss) on investments	1,668	314,962	4,648,786	16,632	98,625

Net increase (decrease) in net assets resulting from operations	$2,704	$456,272	$4,944,502	$17,030	$108,648
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	MFS® New Discovery Series— Initial Class	MFS® Value Series— Initial Class	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Morgan Stanley VIF Global Infrastructure Portfolio— Class I	Morgan Stanley VIF U.S. Real Estate Portfolio— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$—	$634,664	$345,546	$770	$70,861
Mortality and expense risk charges	—	—	—	—	(167)

Net investment income (loss)	—	634,664	345,546	770	70,694

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,235	8,614,805	704,551	22,806	12,542,264
Cost of investments sold	(1,845)	(7,937,535)	(723,931)	(23,322)	(10,498,059)

Net realized gain (loss) on investments	390	677,270	(19,380)	(516)	2,044,205
Realized gain distribution received	112	1,298,706	—	1,547	—

Change in unrealized appreciation (depreciation) on investments	945	2,778,177	226,868	2,212	(1,771,426)

Net gain (loss) on investments	1,447	4,754,153	207,488	3,243	272,779

Net increase (decrease) in net assets resulting from operations	$1,447	$5,388,817	$553,034	$4,013	$343,473

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	Neuberger Berman AMT Large Cap Value Portfolio— Class I	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio— Class I	Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares	Oppenheimer Total Return Bond Fund/VA— Non-Service Shares	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class (a)
INVESTMENT INCOME (LOSS):
Dividend income	$3,369	$649	$314	$26	628
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	3,369	649	314	26	628

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	441,939	4,406	281,567	82	538
Cost of investments sold	(414,149)	(4,169)	(269,621)	(83)	(537)

Net realized gain (loss) on investments	27,790	237	11,946	(1)	1
Realized gain distribution received	15,764	—	11,942	—	—

Change in unrealized appreciation (depreciation) on investments	35,581	5,759	39,174	24	110

Net gain (loss) on investments	79,135	5,996	63,062	23	111

Net increase (decrease) in net assets resulting from operations	$82,504	$6,645	$63,376	$49	$739
(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I
Statement of Operations (Continued)
For the year ended December 31, 2017

	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class	PIMCO VIT High Yield Portfolio— Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Real Return Portfolio— Administrative Class
INVESTMENT INCOME (LOSS):
Dividend income	$226,064	$144,259	$25,382	$134,706	$341,588
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	226,064	144,259	25,382	134,706	341,588

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,784,729	929,307	468,775	4,062,485	5,870,203
Cost of investments sold	(1,844,978)	(972,167)	(474,853)	(4,225,554)	(6,194,276)

Net realized gain (loss) on investments	(60,249)	(42,860)	(6,078)	(163,069)	(324,073)
Realized gain distribution received	—	—	—	—	—

Change in unrealized appreciation (depreciation) on investments	785,229	85,409	79,721	158,580	483,643

Net gain (loss) on investments	724,980	42,549	73,643	(4,489)	159,570

Net increase (decrease) in net assets resulting from operations	$951,044	$186,808	$99,025	$130,217	$501,158
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	PIMCO VIT Total Return Portfolio— Administrative Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Index 500 Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$723,009	$—	$17,177	$57,664	$32,503
Mortality and expense risk charges	—	—	—	(2,188)	—

Net investment income (loss)	723,009	—	17,177	55,476	32,503

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	17,835,283	13,593,717	494,635	441,663	2,076,140
Cost of investments sold	(18,504,840)	(8,830,666)	(416,227)	(388,696)	(2,086,048)

Net realized gain (loss) on investments	(669,557)	4,763,051	78,408	52,967	(9,908)
Realized gain distribution received	—	603,668	26,895	212,448	—

Change in unrealized appreciation (depreciation) on investments	1,620,576	5,859,770	81,334	833,703	1,244

Net gain (loss) on investments	951,019	11,226,489	186,637	1,099,118	(8,664)

Net increase (decrease) in net assets resulting from operations	$1,674,028	$11,226,489	$203,814	$1,154,594	$23,839
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	TOPS® Aggressive Growth ETF Portfolio— Class 2 Shares	TOPS® Balanced ETF Portfolio— Class 2 Shares	TOPS® Conservative ETF Portfolio— Class 2 Shares
INVESTMENT INCOME (LOSS):
Dividend income	$11,134	$61,866	$1,804	$4,854	$1,722
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	11,134	61,866	1,804	4,854	1,722

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,574,471	2,268,715	12,110	60,603	30,541
Cost of investments sold	(1,524,847)	(2,226,347)	(10,862)	(57,679)	(29,300)

Net realized gain (loss) on investments	49,624	42,368	1,248	2,924	1,241
Realized gain distribution received	1,135,655	213,741	1,305	3,412	—

Change in unrealized appreciation (depreciation) on investments	1,776,301	380,336	19,473	34,984	13,045

Net gain (loss) on investments	2,961,580	636,445	22,026	41,320	14,286

Net increase (decrease) in net assets resulting from operations	$2,972,714	$698,311	$23,830	$46,174	$16,008
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	TOPS® Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Balanced ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio— Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares	TOPS® Moderate Growth ETF Portfolio— Class 2 Shares
INVESTMENT INCOME (LOSS):
Dividend income	$3,295	$2,647	$1,426	$2,187	$9,841
Mortality and expense risk charges	—	—	—	—	—

Net investment income (loss)	3,295	2,647	1,426	2,187	9,841

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	483,294	50,776	2,282	15,653	85,573
Cost of investments sold	(451,645)	(47,784)	(2,383)	(16,350)	(90,333)

Net realized gain (loss) on investments	31,649	2,992	(101)	(697)	(4,760)
Realized gain distribution received	2,031	270	—	—	2,446

Change in unrealized appreciation (depreciation) on investments	8,466	9,350	12,317	15,226	91,700

Net gain (loss) on investments	42,146	12,612	12,216	14,529	89,386

Net increase (decrease) in net assets resulting from operations	$45,441	$15,259	$13,642	$16,716	$99,227
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2017

	VanEck VIP Unconstrained Emerging Markets Bond Fund— Initial Class Shares	Voya Russell™ Mid Cap Index Portfolio— Class I	Voya Small Company Portfolio— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$32,656	$177,069	$7,596
Mortality and expense risk charges	—	—	—

Net investment income (loss)	32,656	177,069	7,596

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	179,845	1,865,563	114,978
Cost of investments sold	(183,599)	(1,457,231)	(104,708)

Net realized gain (loss) on investments	(3,754)	408,332	10,270
Realized gain distribution received	—	811,442	233,688

Change in unrealized appreciation (depreciation) on investments	137,150	870,305	15,422

Net gain (loss) on investments	133,396	2,090,079	259,380

Net increase (decrease) in net assets resulting from operations	$166,052	$2,267,148	$266,976
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Absolute Return Multi-Strategy— Initial Class		MainStay VP Bond— Initial Class		MainStay VP Common Stock— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$6,097	$—	$1,682,788	$1,590,509	$2,395,713	$2,440,674
Net realized gain (loss) on investments	(36,272)	(5,481)	(34,502)	(35,734)	1,067,981	3,715,070
Realized gain distribution received	—	—	609,866	236,150	8,703,927	11,657,735
Change in unrealized appreciation (depreciation) on investments	28,332	7,377	122,116	445,522	30,691,369	(1,802,931)

Net increase (decrease) in net assets resulting from operations	(1,843)	1,896	2,380,268	2,236,447	42,858,990	16,010,548

Contributions and (Withdrawals):
Payments received from policyowners	38,838	31,554	717,067	1,239,813	97,893	48,314
Cost of insurance	(8,954)	(5,624)	(687,235)	(677,636)	(1,926,918)	(1,623,771)
Policyowners' surrenders	(318,685)	—	(691,706)	(1,338,189)	(677,904)	(1,363,267)
Net transfers from (to) Fixed Account	(133)	41,069	9,688	(1,424,178)	(812,791)	(2,229,131)
Transfers between Investment Divisions	(28,188)	145,182	9,078,639	(3,071,242)	(10,548,823)	(5,695,741)
Policyowners' death benefits	—	—	(65,478)	(50,539)	(661,084)	—

Net contributions and (withdrawals)	(317,122)	212,181	8,360,975	(5,321,971)	(14,529,627)	(10,863,596)

Increase (decrease) in net assets	(318,965)	214,077	10,741,243	(3,085,524)	28,329,363	5,146,952

NET ASSETS:
Beginning of period	611,149	397,072	57,502,320	60,587,844	194,630,665	189,483,713

End of period	$292,184	$611,149	$68,243,563	$57,502,320	$222,960,028	$194,630,665
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Convertible—Initial Class		MainStay VP Cornerstone Growth—Initial Class		MainStay VP Eagle Small Cap Growth—Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$63,650	$127,442	$513	$447	$—	$—
Net realized gain (loss) on investments	(20,626)	203	18,843	(1,533)	20,995	(267,625)
Realized gain distribution received	71,592	126,226	1,376	23,960	318,484	319,532
Change in unrealized appreciation (depreciation) on investments	304,888	125,646	51,100	(16,898)	1,008,038	376,333

Net increase (decrease) in net assets resulting from operations	419,504	379,517	71,832	5,976	1,347,517	428,240

Contributions and (Withdrawals):
Payments received from policyowners	480,134	149,424	117,037	84,577	201,617	247,312
Cost of insurance	(67,898)	(64,914)	(11,705)	(9,283)	(134,993)	(126,230)
Policyowners' surrenders	(114,261)	(15,255)	(157,598)	(31,013)	(501,349)	(136,009)
Net transfers from (to) Fixed Account	12,604	13,136	(30)	10,415	(17,718)	(81,107)
Transfers between Investment Divisions	(146,609)	(202,313)	(85,346)	39,990	(602,788)	(248,722)
Policyowners' death benefits	—	—	—	—	(41,984)	(4,406)

Net contributions and (withdrawals)	163,970	(119,922)	(137,642)	94,686	(1,097,215)	(349,162)

Increase (decrease) in net assets	583,474	259,595	(65,810)	100,662	250,302	79,078

NET ASSETS:
Beginning of period	3,498,883	3,239,288	284,703	184,041	6,220,044	6,140,966

End of period	$4,082,357	$3,498,883	$218,893	$284,703	$6,470,346	$6,220,044
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Emerging Markets Equity— Initial Class		MainStay VP Epoch U.S. Equity Yield—Initial Class		MainStay VP Epoch U.S. Small Cap—Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$112,647	$34,464	$4,002,699	$2,918,634	$65,245	$51,938
Net realized gain (loss) on investments	(24,631)	(1,464,600)	448,909	1,355,354	933,769	489,542
Realized gain distribution received	—	—	—	47,549,704	1,262,284	558,286
Change in unrealized appreciation (depreciation) on investments	2,934,654	2,228,470	56,741,747	(36,848,313)	(196,030)	738,680

Net increase (decrease) in net assets resulting from operations	3,022,670	798,334	61,193,355	14,975,379	2,065,268	1,838,446

Contributions and (Withdrawals):
Payments received from policyowners	1,217,973	735,004	181,439	208,143	131,219	108,802
Cost of insurance	(208,058)	(186,299)	(3,274,273)	(2,726,004)	(141,987)	(121,165)
Policyowners' surrenders	(187,884)	(222,896)	(129,754)	(378,531)	(25,529)	(13,644)
Net transfers from (to) Fixed Account	(59,030)	(804,802)	(446,302)	(163,056)	(13,894)	(53,503)
Transfers between Investment Divisions	2,292,298	(3,602,132)	(8,735,842)	(3,181,581)	(1,313,089)	(144,140)
Policyowners' death benefits	(31,692)	(13,984)	(1,060,808)	(10,611)	—	—

Net contributions and (withdrawals)	3,023,607	(4,095,109)	(13,465,540)	(6,251,640)	(1,363,280)	(223,650)

Increase (decrease) in net assets	6,046,277	(3,296,775)	47,727,815	8,723,739	701,988	1,614,796

NET ASSETS:
Beginning of period	6,567,429	9,864,204	337,181,533	328,457,794	13,305,594	11,690,798

End of period	$12,613,706	$6,567,429	$384,909,348	$337,181,533	$14,007,582	$13,305,594
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Floating Rate— Initial Class		MainStay VP Government— Initial Class		MainStay VP High Yield Corporate Bond— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$248,545	$227,341	$16,890	$23,670	$2,519,154	$2,262,287
Net realized gain (loss) on investments	(19,256)	(105,785)	(21,419)	12,353	(176,837)	(75,376)
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(1,580)	365,322	23,088	20,381	412,759	3,902,710

Net increase (decrease) in net assets resulting from operations	227,709	486,878	18,559	56,404	2,755,076	6,089,621

Contributions and (Withdrawals):
Payments received from policyowners	911,788	460,189	41,687	110,301	1,612,608	1,301,289
Cost of insurance	(117,715)	(122,544)	(17,440)	(40,846)	(645,899)	(646,255)
Policyowners' surrenders	(529,497)	(224,428)	(607,881)	(58,302)	(3,472,999)	(782,384)
Net transfers from (to) Fixed Account	(15,574)	(479,285)	(8,315)	(108,900)	57,475	(234,942)
Transfers between Investment Divisions	486,417	(916,544)	5,141	(976,997)	(493,198)	(1,467,177)
Policyowners' death benefits	(57,550)	(35,601)	—	(28,639)	(142,286)	(62,200)

Net contributions and (withdrawals)	677,869	(1,318,213)	(586,808)	(1,103,383)	(3,084,299)	(1,891,669)

Increase (decrease) in net assets	905,578	(831,335)	(568,249)	(1,046,979)	(329,223)	4,197,952

NET ASSETS:
Beginning of period	5,181,750	6,013,085	1,068,647	2,115,626	41,172,602	36,974,650

End of period	$6,087,328	$5,181,750	$500,398	$1,068,647	$40,843,379	$41,172,602

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Income Builder—Initial Class		MainStay VP International Equity—Initial Class		MainStay VP Janus Henderson Balanced—Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$295,589	$378,065	$157,466	$231,961	$161,112	$156,218
Net realized gain (loss) on investments	182,696	137,217	621,087	295,929	(33,240)	(228,771)
Realized gain distribution received	—	48,575	—	—	392,956	412,860
Change in unrealized appreciation (depreciation) on investments	551,422	251,236	11,441,913	(2,651,000)	1,058,551	39,475

Net increase (decrease) in net assets resulting from operations	1,029,707	815,093	12,220,466	(2,123,110)	1,579,379	379,782

Contributions and (Withdrawals):
Payments received from policyowners	—	—	1,157,713	90,600	568,120	2,373,256
Cost of insurance	(112,481)	(121,538)	(1,205,122)	(1,208,842)	(208,751)	(201,338)
Policyowners' surrenders	—	—	(26,896)	(60,383)	(365,993)	(179,486)
Net transfers from (to) Fixed Account	(1,058,988)	(1,680,483)	276,728	(198,073)	417,784	77,643
Transfers between Investment Divisions	371,894	—	340,272	(1,804,525)	(1,039,179)	(2,346,120)
Policyowners' death benefits	—	—	(216,335)	(286,916)	(30,090)	(46,259)

Net contributions and (withdrawals)	(799,575)	(1,802,021)	326,360	(3,468,139)	(658,109)	(322,304)

Increase (decrease) in net assets	230,132	(986,928)	12,546,826	(5,591,249)	921,270	57,478

NET ASSETS:
Beginning of period	8,890,202	9,877,130	37,639,884	43,231,133	9,018,990	8,961,512

End of period	$9,120,334	$8,890,202	$50,186,710	$37,639,884	$9,940,260	$9,018,990
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP Large Cap Growth— Initial Class		MainStay VP MFS® Utilities— Initial Class		MainStay VP Mid Cap Core— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(244)	$(226)	$111,338	$77,570	$141,459	$558,706
Net realized gain (loss) on investments	(396,100)	(489,388)	(93,337)	(258,105)	11,856,785	(320,043)
Realized gain distribution received	527,051	1,318,836	—	68,268	192,409	6,225,984
Change in unrealized appreciation (depreciation) on investments	4,327,047	(1,145,123)	336,393	423,126	(5,279,084)	3,107,248

Net increase (decrease) in net assets resulting from operations	4,457,754	(315,901)	354,394	310,859	6,911,569	9,571,895

Contributions and (Withdrawals):
Payments received from policyowners	170,038	114,744	372,264	251,473	693,044	1,397,189
Cost of insurance	(196,633)	(191,911)	(83,720)	(103,055)	(244,049)	(789,666)
Policyowners' surrenders	(1,276,428)	(1,916,419)	(140,041)	(224,990)	(2,701,431)	(195,918)
Net transfers from (to) Fixed Account	(1,502,194)	(370,956)	(111,382)	(40,550)	(211,568)	(152,099)
Transfers between Investment Divisions	(966,387)	3,147,236	239,055	(577,390)	(86,131,307)	(406,126)
Policyowners' death benefits	(203,052)	—	(2,891)	(1,249)	(68,088)	—

Net contributions and (withdrawals)	(3,974,656)	782,694	273,285	(695,761)	(88,663,399)	(146,620)

Increase (decrease) in net assets	483,098	466,793	627,679	(384,902)	(81,751,830)	9,425,275

NET ASSETS:
Beginning of period	15,717,919	15,251,126	2,485,442	2,870,344	97,182,106	87,756,831

End of period	$16,201,017	$15,717,919	$3,113,121	$2,485,442	$15,430,276	$97,182,106
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP S&P 500 Index— Initial Class		MainStay VP Small Cap Core— Initial Class		MainStay VP T. Rowe Price Equity Income— Initial Class
	2017	2016	2017	2016 (a)	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,318,471	$3,121,252	$(199)	$6,950	$337,347	$239,947
Net realized gain (loss) on investments	5,144,296	6,748,907	81,165	1,725	166,213	277,973
Realized gain distribution received	5,402,480	6,612,177	90,887	60,916	753,955	862,887
Change in unrealized appreciation (depreciation) on investments	49,444,649	8,483,922	529,231	384,557	1,101,636	855,152

Net increase (decrease) in net assets resulting from operations	64,309,896	24,966,258	701,084	454,148	2,359,151	2,235,959

Contributions and (Withdrawals):
Payments received from policyowners	4,628,059	1,797,495	181,501	36,068	989,318	747,696
Cost of insurance	(7,822,261)	(6,933,540)	(79,133)	(21,832)	(353,244)	(313,285)
Policyowners' surrenders	(364,884)	(209,053)	(17,213)	(6,543)	(505,887)	(346,222)
Net transfers from (to) Fixed Account	1,774,788	(199,669)	(7,667)	(38,592)	(9,009)	(244,582)
Transfers between Investment Divisions	95,439,668	(4,700,701)	732,138	4,306,836	1,058,064	(3,629,379)
Policyowners' death benefits	(1,545,161)	(1,482,159)	—	(217)	(75,576)	(15,743)

Net contributions and (withdrawals)	92,110,209	(11,727,627)	809,626	4,275,720	1,103,666	(3,801,515)

Increase (decrease) in net assets	156,420,105	13,238,631	1,510,710	4,729,868	3,462,817	(1,565,556)

NET ASSETS:
Beginning of period	236,566,299	223,327,668	4,729,868	—	13,752,717	15,318,273

End of period	$392,986,404	$236,566,299	$6,240,578	$4,729,868	$17,215,534	$13,752,717

(a) For the period July 25, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MainStay VP U.S. Government Money Market— Initial Class		MainStay VP VanEck Global Hard Assets— Initial Class		AB ® VPS International Value Portfolio— Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$254,111	$(13,545)	$—	$16,492	$53	$293
Net realized gain (loss) on investments	44	1,356	124,175	(1,061,357)	2,280	6
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(7,501)	5,557	(226,256)	2,451,519	(85)	(425)

Net increase (decrease) in net assets resulting from operations	246,654	(6,632)	(102,081)	1,406,654	2,248	(126)

Contributions and (Withdrawals):
Payments received from policyowners	3,982,805	5,682,225	226,792	219,232	—	—
Cost of insurance	(2,517,290)	(2,821,504)	(44,889)	(57,766)	(149)	(391)
Policyowners' surrenders	(1,516,373)	(1,608,072)	(197,584)	(180,453)	(22,100)	—
Net transfers from (to) Fixed Account	(9,830,864)	2,701,088	(289,538)	(133,942)	—	1
Transfers between Investment Divisions	(22,119,421)	7,405,754	(327,376)	(2,382,911)	—	—
Policyowners' death benefits	(216,420)	(156)	(15,623)	(10,812)	—	—

Net contributions and (withdrawals)	(32,217,563)	11,359,335	(648,218)	(2,546,652)	(22,249)	(390)

Increase (decrease) in net assets	(31,970,909)	11,352,703	(750,299)	(1,139,998)	(20,001)	(516)

NET ASSETS:
Beginning of period	87,734,373	76,381,670	2,958,106	4,098,104	22,542	23,058

End of period	$55,763,464	$87,734,373	$2,207,807	$2,958,106	$2,541	$22,542
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	AB ® VPS Small/Mid Cap Value Portfolio—Class A		Alger SMid Cap Focus Portfolio—Class I-2		American Century Investments® VP Inflation Protection Fund—Class II
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$26,637	$27,720	$—	$—	$93,952	$62,394
Net realized gain (loss) on investments	(52,685)	(128,257)	(333,109)	(34,075)	(1,402)	(56,846)
Realized gain distribution received	286,473	260,443	82,995	976,418	—	25,581
Change in unrealized appreciation (depreciation) on investments	441,342	935,120	477,414	(919,259)	50,049	115,589

Net increase (decrease) in net assets resulting from operations	701,767	1,095,026	227,300	23,084	142,599	146,718

Contributions and (Withdrawals):
Payments received from policyowners	311,290	356,204	50,878	68,388	76,700	103,642
Cost of insurance	(87,313)	(80,693)	(13,807)	(11,478)	(45,616)	(37,848)
Policyowners' surrenders	(1,396,661)	(93,571)	(46,636)	(20,980)	(575,740)	(294,095)
Net transfers from (to) Fixed Account	77,320	63,755	2,361	1,969	(324,863)	12,404
Transfers between Investment Divisions	(1,186,580)	1,000,757	187,523	(511)	738,657	(8,078)
Policyowners' death benefits	(61,996)	(34,876)	—	—	(20,192)	(19,297)

Net contributions and (withdrawals)	(2,343,940)	1,211,576	180,319	37,388	(151,054)	(243,272)

Increase (decrease) in net assets	(1,642,173)	2,306,602	407,619	60,472	(8,455)	(96,554)

NET ASSETS:
Beginning of period	6,429,699	4,123,097	553,693	493,221	3,325,672	3,422,226

End of period	$4,787,526	$6,429,699	$961,312	$553,693	$3,317,217	$3,325,672
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Century Investments® VP Mid Cap Value Fund— Class II		American Century Investments® VP Value Fund— Class II		American Funds IS® Asset Allocation Fund— Class 1
	2017	2016	2017	2016	2017	2016 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$25,833	$65,356	$247,596	$237,751	$71,752	$58,231
Net realized gain (loss) on investments	203,556	(31,909)	656,205	654,039	163,765	774
Realized gain distribution received	44,122	219,240	—	—	173,913	—
Change in unrealized appreciation (depreciation) on investments	(2,827)	634,414	496,270	1,841,553	197,654	42,445

Net increase (decrease) in net assets resulting from operations	270,684	887,101	1,400,071	2,733,343	607,084	101,450

Contributions and (Withdrawals):
Payments received from policyowners	92,995	92,635	669,028	258,711	587,781	296,457
Cost of insurance	(23,095)	(46,997)	(211,143)	(186,646)	(91,791)	(41,619)
Policyowners' surrenders	(67,520)	(490,474)	(1,209,210)	(1,328,537)	(1,484,909)	(11,911)
Net transfers from (to) Fixed Account	(1,618,650)	(55,828)	(482,400)	(80,317)	(181,802)	(6,280)
Transfers between Investment Divisions	(1,109,079)	(288,144)	(1,527,363)	3,323,691	(263,837)	3,628,862
Policyowners' death benefits	(61,690)	—	(133,958)	(17,287)	(4,119)	—

Net contributions and (withdrawals)	(2,787,039)	(788,808)	(2,895,046)	1,969,615	(1,438,677)	3,865,509

Increase (decrease) in net assets	(2,516,355)	98,293	(1,494,975)	4,702,958	(831,593)	3,966,959

NET ASSETS:
Beginning of period	4,270,589	4,172,296	17,852,404	13,149,446	3,966,959	—

End of period	$1,754,234	$4,270,589	$16,357,429	$17,852,404	$3,135,366	$3,966,959

(a) For the period July 25, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Funds IS® Asset Allocation Fund— Class 2		American Funds IS® Global Bond Fund— Class 1		American Funds IS® Global Growth Fund— Class 1
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$9,664	$115	$55	$20,126	$22,607
Net realized gain (loss) on investments	—	(69,546)	(27)	(243)	(5,377)	(62,793)
Realized gain distribution received	—	85,473	42	9	63,240	167,217
Change in unrealized appreciation (depreciation) on investments	—	201,799	260	(277)	502,476	(100,514)

Net increase (decrease) in net assets resulting from operations	—	227,390	390	(456)	580,465	26,517

Contributions and (Withdrawals):
Payments received from policyowners	—	345,742	3,866	707	173,046	211,374
Cost of insurance	—	(49,675)	(388)	(167)	(34,990)	(36,507)
Policyowners' surrenders	—	(102,169)	(241)	—	(387,762)	(170,437)
Net transfers from (to) Fixed Account	—	(16,586)	740	(169)	(216,524)	37,890
Transfers between Investment Divisions	—	(3,557,137)	12,185	4,792	22,865	(55,864)
Policyowners' death benefits	—	(4,510)	—	—	(6,046)	(1,164)

Net contributions and (withdrawals)	—	(3,384,335)	16,162	5,163	(449,411)	(14,708)

Increase (decrease) in net assets	—	(3,156,945)	16,552	4,707	131,054	11,809

NET ASSETS:
Beginning of period	—	3,156,945	4,707	—	1,934,842	1,923,033

End of period	$—	$—	$21,259	$4,707	$2,065,896	$1,934,842
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Funds IS® Global Small Capitalization Fund— Class 1		American Funds IS® Global Small Capitalization Fund— Class 2		American Funds IS® Growth Fund— Class 1
	2017	2016 (a)	2017	2016	2017	2016 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,193	$4,396	$—	$2,829	$66,196	$68,460
Net realized gain (loss) on investments	24,490	6,758	—	(256,753)	342,017	147,348
Realized gain distribution received	—	—	—	189,645	813,595	—
Change in unrealized appreciation (depreciation) on investments	218,163	18,002	—	60,391	1,040,459	331,471

Net increase (decrease) in net assets resulting from operations	249,846	29,156	—	(3,888)	2,262,267	547,279

Contributions and (Withdrawals):
Payments received from policyowners	86,438	19,337	—	74,693	203,062	126,583
Cost of insurance	(24,745)	(9,969)	—	(14,096)	(159,166)	(74,426)
Policyowners' surrenders	(44,655)	(27,080)	—	—	(372,467)	(35,719)
Net transfers from (to) Fixed Account	6,357	(99,285)	—	1,683	(153,870)	(287,144)
Transfers between Investment Divisions	66,714	1,071,831	—	(1,209,021)	20,254	8,668,777
Policyowners' death benefits	(5,464)	—	—	(5,304)	(3,485)	—

Net contributions and (withdrawals)	84,645	954,834	—	(1,152,045)	(465,672)	8,398,071

Increase (decrease) in net assets	334,491	983,990	—	(1,155,933)	1,796,595	8,945,350

NET ASSETS:
Beginning of period	983,990	—	—	1,155,933	8,945,350	—

End of period	$1,318,481	$983,990	$—	$—	$10,741,945	$8,945,350

(a) For the period July 25, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Funds IS® Growth Fund— Class 2		American Funds IS® Growth-Income Fund— Class 1		American Funds IS® Growth-Income Fund— Class 2
	2017	2016	2017	2016 (a)	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$28,072	$28,435	$20,047	$—	$3,108
Net realized gain (loss) on investments	—	(339,067)	70,849	755	—	(156,256)
Realized gain distribution received	—	1,377,092	93,078	—	—	132,718
Change in unrealized appreciation (depreciation) on investments	—	(368,115)	133,464	47,812	—	99,843

Net increase (decrease) in net assets resulting from operations	—	697,982	325,826	68,614	—	79,413

Contributions and (Withdrawals):
Payments received from policyowners	—	81,109	116,681	62,321	—	60,550
Cost of insurance	—	(122,209)	(54,282)	(20,346)	—	(24,307)
Policyowners' surrenders	—	(211,868)	(195,700)	(17,681)	—	(36,310)
Net transfers from (to) Fixed Account	—	(17,088)	9,233	(12,465)	—	(40,712)
Transfers between Investment Divisions	—	(14,905,879)	97,335	1,425,690	—	(1,039,536)
Policyowners' death benefits	—	—	(59,400)	—	—	—

Net contributions and (withdrawals)	—	(15,175,935)	(86,133)	1,437,519	—	(1,080,315)

Increase (decrease) in net assets	—	(14,477,953)	239,693	1,506,133	—	(1,000,902)

NET ASSETS:
Beginning of period	—	14,477,953	1,506,133	—	—	1,000,902

End of period	$—	$—	$1,745,826	$1,506,133	$—	$—

(a) For the period July 25, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	American Funds IS® International Fund— Class 1		American Funds IS® International Fund— Class 2		American Funds IS® New World Fund®—Class 1
	2017	2016 (a)	2017	2016	2017	2016 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$545,421	$468,558	$—	$42,814	$52,750	$26,906
Net realized gain (loss) on investments	1,989,837	91,751	—	(5,684,979)	(807)	(7,979)
Realized gain distribution received	422,246	—	—	2,756,145	—	—
Change in unrealized appreciation (depreciation) on investments	7,075,813	(154,395)	—	3,683,468	910,929	(149,217)

Net increase (decrease) in net assets resulting from operations	10,033,317	405,914	—	797,448	962,872	(130,290)

Contributions and (Withdrawals):
Payments received from policyowners	1,711,786	607,378	—	1,113,033	3,236	459
Cost of insurance	(555,691)	(228,078)	—	(272,230)	(35,850)	(5,840)
Policyowners' surrenders	(6,960,133)	(881,378)	—	(539,009)	(201)	—
Net transfers from (to) Fixed Account	(1,158,174)	(287,547)	—	(325,346)	30,609	567
Transfers between Investment Divisions	(549,735)	32,937,094	—	(30,482,441)	1,043,082	3,220,227
Policyowners' death benefits	(174,052)	—	—	(61,755)	—	—

Net contributions and (withdrawals)	(7,685,999)	32,147,469	—	(30,567,748)	1,040,876	3,215,413

Increase (decrease) in net assets	2,347,318	32,553,383	—	(29,770,300)	2,003,748	3,085,123

NET ASSETS:
Beginning of period	32,553,383	—	—	29,770,300	3,085,123	—

End of period	$34,900,701	$32,553,383	$—	$—	$5,088,871	$3,085,123

(a) For the period July 25, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I
Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	BlackRock ® Global Allocation V.I. Fund— Class I		BlackRock ® High Yield V.I. Fund—Class I		ClearBridge Variable Large Cap Growth Portfolio— Class I
	2017	2016	2017	2016	2017 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$62,538	$54,410	$12,071	$6,439	$14
Net realized gain (loss) on investments	1,154	(12,874)	9,943	5,241	2
Realized gain distribution received	48,961	—	—	—	308
Change in unrealized appreciation (depreciation) on investments	481,375	101,891	(3,857)	4,262	307

Net increase (decrease) in net assets resulting from operations	594,028	143,427	18,157	15,942	631

Contributions and (Withdrawals):
Payments received from policyowners	115,808	115,372	58,804	13,012	—
Cost of insurance	(107,905)	(47,806)	(4,351)	(2,257)	(52)
Policyowners' surrenders	(24,578)	—	(157)	—	—
Net transfers from (to) Fixed Account	22,229	169,594	7,031	54,166	—
Transfers between Investment Divisions	120,331	3,429,640	7,117	32,938	6,230
Policyowners' death benefits	(10,479)	(5,111)	—	—	—

Net contributions and (withdrawals)	115,406	3,661,689	68,444	97,859	6,178

Increase (decrease) in net assets	709,434	3,805,116	86,601	113,801	6,809

NET ASSETS:
Beginning of period	4,257,959	452,843	113,801	—	—

End of period	$4,967,393	$4,257,959	$200,402	$113,801	$6,809

(b) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Davis Value Portfolio		Delaware VIP® Emerging Markets Series— Standard Class		Delaware VIP® International Value Equity Series— Standard Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,962	$9,773	$7,823	$12,468	$23,526	$23,632
Net realized gain (loss) on investments	(87,442)	(124,455)	309,546	(38,167)	130,406	(23,910)
Realized gain distribution received	32,955	117,054	—	24,805	—	—
Change in unrealized appreciation (depreciation) on investments	190,246	65,831	174,479	173,173	132,476	59,440

Net increase (decrease) in net assets resulting from operations	138,721	68,203	491,848	172,279	286,408	59,162

Contributions and (Withdrawals):
Payments received from policyowners	67,053	98,683	140,661	92,679	14,068	14,579
Cost of insurance	(16,357)	(15,267)	(23,628)	(16,563)	(28,692)	(27,782)
Policyowners' surrenders	(292,134)	(35,863)	(1,004,660)	(1,530)	(26,899)	(109,037)
Net transfers from (to) Fixed Account	(159,567)	(3,908)	41,746	33,251	(3,595)	(124,746)
Transfers between Investment Divisions	(139,905)	(321,321)	828,185	576,487	(725,071)	142,241
Policyowners' death benefits	—	—	—	—	—	(261)

Net contributions and (withdrawals)	(540,910)	(277,676)	(17,696)	684,324	(770,189)	(105,006)

Increase (decrease) in net assets	(402,189)	(209,473)	474,152	856,603	(483,781)	(45,844)

NET ASSETS:
Beginning of period	815,421	1,024,894	1,345,340	488,737	1,313,861	1,359,705

End of period	$413,232	$815,421	$1,819,492	$1,345,340	$830,080	$1,313,861
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Delaware VIP® Small Cap Value Series— Standard Class		Deutsche Alternative Asset Allocation VIP—Class A		Deutsche Global Small Cap VIP—Class A
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$103,815	$99,693	$393	$296	$—	$873
Net realized gain (loss) on investments	61,068	(79,769)	80	(14)	(362)	(40,915)
Realized gain distribution received	417,654	918,639	—	—	25,089	26,944
Change in unrealized appreciation (depreciation) on investments	835,950	1,894,182	936	547	21,678	15,766

Net increase (decrease) in net assets resulting from operations	1,418,487	2,832,745	1,409	829	46,405	2,668

Contributions and (Withdrawals):
Payments received from policyowners	144,212	217,215	4,500	4,723	49,616	22,392
Cost of insurance	(157,268)	(129,013)	(916)	(634)	(4,678)	(3,738)
Policyowners' surrenders	(592,423)	(630,881)	—	—	(12,522)	(137,024)
Net transfers from (to) Fixed Account	(385,371)	(120,153)	13	7,196	116	(5,581)
Transfers between Investment Divisions	(73,185)	779,125	7,821	—	(86,111)	135,149
Policyowners' death benefits	(92,031)	(2,660)	—	—	—	—

Net contributions and (withdrawals)	(1,156,066)	113,633	11,418	11,285	(53,579)	11,198

Increase (decrease) in net assets	262,421	2,946,378	12,827	12,114	(7,174)	13,866

NET ASSETS:
Beginning of period	11,887,709	8,941,331	13,713	1,599	242,685	228,819

End of period	$12,150,130	$11,887,709	$26,540	$13,713	$235,511	$242,685
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Deutsche Small Cap Index VIP—Class A		Deutsche Small Mid Cap Value VIP—Class A		DFA VA Global Bond Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$457,063	$242,830	$7,096	$5,726	$87,588	$53,310
Net realized gain (loss) on investments	680,949	267,675	(9,407)	(105,395)	(14,849)	983
Realized gain distribution received	1,769,820	1,685,964	21,077	101,014	2,385	16,921
Change in unrealized appreciation (depreciation) on investments	3,413,864	3,531,410	78,398	144,020	4,484	(116,891)

Net increase (decrease) in net assets resulting from operations	6,321,696	5,727,879	97,164	145,365	79,608	(45,677)

Contributions and (Withdrawals):
Payments received from policyowners	2,654,894	1,911,676	53,478	44,806	293,571	198,553
Cost of insurance	(590,829)	(381,806)	(18,165)	(19,825)	(41,531)	(10,479)
Policyowners' surrenders	(5,110,484)	(572,564)	(8,074)	(14,892)	(7,045)	—
Net transfers from (to) Fixed Account	(285,650)	(44,919)	(6,277)	(5,727)	2,579	34,865
Transfers between Investment Divisions	(579,508)	13,708,880	324,589	(325,787)	1,535,543	2,997,665
Policyowners' death benefits	(39,789)	(254,845)	—	—	—	(26,986)

Net contributions and (withdrawals)	(3,951,366)	14,366,422	345,551	(321,425)	1,783,117	3,193,618

Increase (decrease) in net assets	2,370,330	20,094,301	442,715	(176,060)	1,862,725	3,147,941

NET ASSETS:
Beginning of period	41,845,506	21,751,205	1,060,071	1,236,131	3,147,941	—

End of period	$44,215,836	$41,845,506	$1,502,786	$1,060,071	$5,010,666	$3,147,941
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	DFA VA Global Moderate Allocation Portfolio	DFA VA International Small Portfolio		DFA VA U.S. Large Value Portfolio
	2017 (b)	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$121,566	$83,790	$71,118	$45,559
Net realized gain (loss) on investments	4,391	386,150	(7,730)	370,606	9,257
Realized gain distribution received	—	132,288	29,149	155,111	17,436
Change in unrealized appreciation (depreciation) on investments	—	528,186	17,432	27,081	173,775

Net increase (decrease) in net assets resulting from operations	4,391	1,168,190	122,641	623,916	246,027

Contributions and (Withdrawals):
Payments received from policyowners	84,499	234,427	205,093	327,785	191,979
Cost of insurance	(397)	(34,876)	(14,025)	(45,723)	(13,793)
Policyowners' surrenders	—	(1,663,139)	(814)	(16,453)	(3,961)
Net transfers from (to) Fixed Account	—	(13,670)	389,294	87,887	104,927
Transfers between Investment Divisions	(88,493)	188,782	2,157,406	553,037	1,957,049
Policyowners' death benefits	—	—	(19,980)	—	(19,381)

Net contributions and (withdrawals)	(4,391)	(1,288,476)	2,716,974	906,533	2,216,820

Increase (decrease) in net assets	—	(120,286)	2,839,615	1,530,449	2,462,847

NET ASSETS:
Beginning of period	—	3,664,369	824,754	2,527,566	64,719

End of period	$—	$3,544,083	$3,664,369	$4,058,015	$2,527,566

(b) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	DFA VA U.S. Targeted Value Portfolio		DFA VIT Inflation-Protected Securities Portfolio		Dreyfus IP Technology Growth Portfolio— Initial Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$42,342	$32,305	$248,951	$63,605	$—	$—
Net realized gain (loss) on investments	67,073	(20,169)	7,417	4,392	193,304	194,686
Realized gain distribution received	251,262	114,691	—	3,338	201,650	181,773
Change in unrealized appreciation (depreciation) on investments	940	629,122	(23,464)	(91,529)	1,251,191	(179,121)

Net increase (decrease) in net assets resulting from operations	361,617	755,949	232,904	(20,194)	1,646,145	197,338

Contributions and (Withdrawals):
Payments received from policyowners	100,839	202,332	227,815	119,399	151,322	50,704
Cost of insurance	(38,167)	(24,808)	(79,952)	(20,562)	(73,277)	(59,561)
Policyowners' surrenders	(1,251,844)	(190,086)	(230,557)	(41,883)	(105,922)	(60,752)
Net transfers from (to) Fixed Account	(97,704)	(316,298)	(185,986)	—	(59,686)	9,072
Transfers between Investment Divisions	2,440,397	984,403	4,761,010	5,168,215	1,667,929	(236,694)
Policyowners' death benefits	(20,430)	(1,285)	—	(19,110)	(3,522)	(1,176)

Net contributions and (withdrawals)	1,133,091	654,258	4,492,330	5,206,059	1,576,844	(298,407)

Increase (decrease) in net assets	1,494,708	1,410,207	4,725,234	5,185,865	3,222,989	(101,069)

NET ASSETS:
Beginning of period	3,412,625	2,002,418	5,185,865	—	3,520,765	3,621,834

End of period	$4,907,333	$3,412,625	$9,911,099	$5,185,865	$6,743,754	$3,520,765
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares		Fidelity ® VIP Contrafund® Portfolio— Initial Class		Fidelity ® VIP Equity-Income Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$238,526	$185,643	$36,988	$38,286
Net realized gain (loss) on investments	1,141	334	770,126	334,655	13,123	60,075
Realized gain distribution received	152	1,338	1,341,084	1,962,901	40,112	456,295
Change in unrealized appreciation (depreciation) on investments	1,718	205	2,803,669	(609,059)	149,560	321,973

Net increase (decrease) in net assets resulting from operations	3,011	1,877	5,153,405	1,874,140	239,783	876,629

Contributions and (Withdrawals):
Payments received from policyowners	—	—	850,207	1,165,173	115,305	121,098
Cost of insurance	(941)	(916)	(371,837)	(355,458)	(51,135)	(103,389)
Policyowners' surrenders	(3,358)	(4,783)	(6,213,081)	(953,147)	(156,309)	(318,813)
Net transfers from (to) Fixed Account	—	—	(82,560)	(765,802)	350,680	(330,434)
Transfers between Investment Divisions	—	—	(7,164,958)	(2,461,888)	(3,667)	(5,826,881)
Policyowners' death benefits	—	—	(5,818)	(38,492)	—	(13,546)

Net contributions and (withdrawals)	(4,299)	(5,699)	(12,988,047)	(3,409,614)	254,874	(6,471,965)

Increase (decrease) in net assets	(1,288)	(3,822)	(7,834,642)	(1,535,474)	494,657	(5,595,336)

NET ASSETS:
Beginning of period	15,575	19,397	23,995,087	25,530,561	1,785,184	7,380,520

End of period	$14,287	$15,575	$16,160,445	$23,995,087	$2,279,841	$1,785,184
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Freedom 2010 Portfolio— Initial Class		Fidelity ® VIP Freedom 2020 Portfolio— Initial Class		Fidelity ® VIP Freedom 2030 Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$33,678	$35,465	$204,966	$158,104	$114,217	$100,639
Net realized gain (loss) on investments	3,967	(32,877)	81,906	(132,218)	147,692	(129,465)
Realized gain distribution received	45,504	56,468	320,252	305,737	288,530	250,922
Change in unrealized appreciation (depreciation) on investments	193,286	74,378	1,250,287	214,420	1,035,547	160,712

Net increase (decrease) in net assets resulting from operations	276,435	133,434	1,857,411	546,043	1,585,986	382,808

Contributions and (Withdrawals):
Payments received from policyowners	98,358	127,774	566,201	468,707	1,206,169	672,686
Cost of insurance	(49,878)	(67,900)	(251,025)	(226,126)	(195,102)	(180,726)
Policyowners' surrenders	(23,478)	(70,419)	(533,119)	(190,694)	(314,359)	(258,265)
Net transfers from (to) Fixed Account	8,821	(3,037)	210,439	(3,641)	41,003	(13,546)
Transfers between Investment Divisions	(430,775)	(277,757)	1,870,905	(230,066)	(688,177)	(784,934)
Policyowners' death benefits	—	(9,243)	(116,711)	(166,975)	(14,437)	(18,049)

Net contributions and (withdrawals)	(396,952)	(300,582)	1,746,690	(348,795)	35,097	(582,834)

Increase (decrease) in net assets	(120,517)	(167,148)	3,604,101	197,248	1,621,083	(200,026)

NET ASSETS:
Beginning of period	2,372,860	2,540,008	10,463,846	10,266,598	7,054,326	7,254,352

End of period	$2,252,343	$2,372,860	$14,067,947	$10,463,846	$8,675,409	$7,054,326
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Freedom 2040 Portfolio— Initial Class		Fidelity ® VIP Freedom 2050 Portfolio— Initial Class	Fidelity ® VIP Government Money Market Portfolio— Initial Class
	2017	2016	2017 (b)	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$49,053	$49,051	$—	$246,808	$77,645
Net realized gain (loss) on investments	104,003	(36,925)	6,413	—	—
Realized gain distribution received	128,971	108,553	—	—	—
Change in unrealized appreciation (depreciation) on investments	581,403	127,192	—	—	—

Net increase (decrease) in net assets resulting from operations	863,430	247,871	6,413	246,808	77,645

Contributions and (Withdrawals):
Payments received from policyowners	1,025,821	507,705	349	8,518,798	7,081,373
Cost of insurance	(103,141)	(94,868)	(1,559)	(761,788)	(834,529)
Policyowners' surrenders	(250,147)	(210,307)	—	(7,944,405)	(867,259)
Net transfers from (to) Fixed Account	324,797	38,785	—	(459,343)	6,660,158
Transfers between Investment Divisions	(1,237,489)	378,695	(5,203)	(6,086,995)	(8,838,033)
Policyowners' death benefits	(10,424)	(18,518)	—	(13,688)	(5,051)

Net contributions and (withdrawals)	(250,583)	601,492	(6,413)	(6,747,421)	3,196,659

Increase (decrease) in net assets	612,847	849,363	—	(6,500,613)	3,274,304

NET ASSETS:
Beginning of period	3,771,890	2,922,527	—	39,590,403	36,316,099

End of period	$4,384,737	$3,771,890	$—	$33,089,790	$39,590,403
(b) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Growth Portfolio— Initial Class		Fidelity ® VIP Index 500 Portfolio— Initial Class		Fidelity ® VIP Investment Grade Bond Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,578	$636	$3,059,878	$2,091,342	$625,515	$605,361
Net realized gain (loss) on investments	51,156	5,328	16,965,366	6,357,985	(109,576)	61,681
Realized gain distribution received	138,779	143,449	516,930	122,253	119,623	13,472
Change in unrealized appreciation (depreciation) on investments	434,491	(124,166)	11,520,303	6,154,740	404,983	687,246

Net increase (decrease) in net assets resulting from operations	629,004	25,247	32,062,477	14,726,320	1,040,545	1,367,760

Contributions and (Withdrawals):
Payments received from policyowners	140,208	175,154	8,822,618	7,243,329	708,952	924,871
Cost of insurance	(46,240)	(36,325)	(2,209,766)	(1,784,883)	(452,693)	(488,348)
Policyowners' surrenders	(17,826)	(49,331)	(23,560,051)	(3,393,248)	(4,569,423)	(1,247,228)
Net transfers from (to) Fixed Account	14,708	(2,216)	725,515	(3,222,025)	62,481	(271,026)
Transfers between Investment Divisions	293,690	(71,377)	(480,603)	20,055,304	1,342,283	(2,106,625)
Policyowners' death benefits	—	—	(378,680)	(671,048)	(180,477)	(31,107)

Net contributions and (withdrawals)	384,540	15,905	(17,080,967)	18,227,429	(3,088,877)	(3,219,463)

Increase (decrease) in net assets	1,013,544	41,152	14,981,510	32,953,749	(2,048,332)	(1,851,703)

NET ASSETS:
Beginning of period	1,537,190	1,496,038	149,461,445	116,507,696	26,091,286	27,942,989

End of period	$2,550,734	$1,537,190	$164,442,955	$149,461,445	$24,042,954	$26,091,286
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Mid Cap Portfolio— Initial Class		Fidelity ® VIP Overseas Portfolio— Initial Class		Fidelity ® VIP Real Estate Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$91,856	$68,916	$179,197	$146,520	$220,099	$44,133
Net realized gain (loss) on investments	246,079	(809,440)	221,686	141,082	(43,669)	87,396
Realized gain distribution received	705,063	1,589,546	11,720	17,365	177,908	31,198
Change in unrealized appreciation (depreciation) on investments	1,822,303	1,450,179	2,639,829	(811,860)	(169,147)	2,410

Net increase (decrease) in net assets resulting from operations	2,865,301	2,299,201	3,052,432	(506,893)	185,191	165,137

Contributions and (Withdrawals):
Payments received from policyowners	985,846	587,416	1,106,358	896,848	118,869	170,037
Cost of insurance	(258,651)	(344,035)	(290,669)	(247,952)	(91,293)	(23,460)
Policyowners' surrenders	(864,110)	(313,800)	(127,664)	(381,988)	(1,570,962)	(320,132)
Net transfers from (to) Fixed Account	17,813	(75,856)	73,375	29,487	(3,871)	(156,991)
Transfers between Investment Divisions	(3,781,624)	(13,934,113)	(85,672)	379,372	10,894,962	56,610
Policyowners' death benefits	—	(22,332)	(46,635)	(23,314)	(4,276)	(1,832)

Net contributions and (withdrawals)	(3,900,726)	(14,102,720)	629,093	652,453	9,343,429	(275,768)

Increase (decrease) in net assets	(1,035,425)	(11,803,519)	3,681,525	145,560	9,528,620	(110,631)

NET ASSETS:
Beginning of period	15,097,467	26,900,986	9,832,970	9,687,410	3,041,875	3,152,506

End of period	$14,062,042	$15,097,467	$13,514,495	$9,832,970	$12,570,495	$3,041,875
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Fidelity ® VIP Strategic Income Portfolio— Initial Class		Fidelity ® VIP Value Portfolio— Initial Class		Fidelity ® VIP Value Strategies Portfolio— Service Class 2
	2017	2016 (a)	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,545	$1,054	$4,357	$1,523	$4,015	$4,317
Net realized gain (loss) on investments	96	(5)	(42)	(10,648)	10,911	22,352
Realized gain distribution received	412	—	9,978	682	112,733	—
Change in unrealized appreciation (depreciation) on investments	1,001	(1,022)	17,190	26,683	(65,745)	15,413

Net increase (decrease) in net assets resulting from operations	4,054	27	31,483	18,240	61,914	42,082

Contributions and (Withdrawals):
Payments received from policyowners	10,307	1,803	4,619	3,430	14,715	39,826
Cost of insurance	(1,885)	(89)	(4,140)	(3,623)	(7,822)	(14,175)
Policyowners' surrenders	—	—	—	(9,642)	(158,562)	(64,398)
Net transfers from (to) Fixed Account	21,400	491	3,519	(1,649)	(4,400)	3,996
Transfers between Investment Divisions	19,717	28,016	193,224	54,753	(99,859)	(6,454)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	49,539	30,221	197,222	43,269	(255,928)	(41,205)

Increase (decrease) in net assets	53,593	30,248	228,705	61,509	(194,014)	877

NET ASSETS:
Beginning of period	30,248	—	148,736	87,227	495,941	495,064

End of period	$83,841	$30,248	$377,441	$148,736	$301,927	$495,941

(a) For the period July 25, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Invesco V.I. American Value Fund— Series I Shares		Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. International Growth Fund— Series I Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$38,838	$19,896	$113,196	$52,300	$244,605	$194,032
Net realized gain (loss) on investments	(65,897)	(909,935)	47,562	259,700	266,209	717,282
Realized gain distribution received	55,594	307,390	57,628	61,506	—	—
Change in unrealized appreciation (depreciation) on investments	369,453	1,560,465	206,061	(248,502)	2,826,912	(785,853)

Net increase (decrease) in net assets resulting from operations	397,988	977,816	424,447	125,004	3,337,726	125,461

Contributions and (Withdrawals):
Payments received from policyowners	204,861	220,705	177,341	248,115	499,743	643,602
Cost of insurance	(81,460)	(103,056)	(56,595)	(63,617)	(278,415)	(282,189)
Policyowners' surrenders	(159,612)	(173,989)	(471,388)	(129,900)	(575,279)	(396,589)
Net transfers from (to) Fixed Account	(54,906)	(166,700)	24,295	(94,010)	52,082	(618,329)
Transfers between Investment Divisions	(1,931,372)	(3,526,994)	154,030	(1,238,797)	56,244	(3,812,169)
Policyowners' death benefits	—	(6,357)	(5,086)	(24,541)	(55,137)	(41,284)

Net contributions and (withdrawals)	(2,022,489)	(3,756,391)	(177,403)	(1,302,750)	(300,762)	(4,506,958)

Increase (decrease) in net assets	(1,624,501)	(2,778,575)	247,044	(1,177,746)	3,036,964	(4,381,497)

NET ASSETS:
Beginning of period	5,331,797	8,110,372	3,337,762	4,515,508	14,192,996	18,574,493

End of period	$3,707,296	$5,331,797	$3,584,806	$3,337,762	$17,229,960	$14,192,996
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Invesco V.I. Mid Cap Core Equity Fund— Series I Shares		Janus Henderson VIT Enterprise Portfolio— Institutional Shares		Janus Henderson VIT Flexible Bond Portfolio— Institutional Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	4,558	$624	$29,326	$12,893	$133,213	$148,849
Net realized gain (loss) on investments	(11,174)	(36,146)	324,113	(90,040)	(46,729)	(15,822)
Realized gain distribution received	17,651	53,163	725,437	665,450	—	—
Change in unrealized appreciation (depreciation) on investments	108,271	79,251	1,658,420	361,319	80,134	(8,149)

Net increase (decrease) in net assets resulting from operations	119,306	96,892	2,737,296	949,622	166,618	124,878

Contributions and (Withdrawals):
Payments received from policyowners	2	13,991	335,749	362,212	120,873	165,634
Cost of insurance	(19,822)	(20,212)	(146,106)	(123,631)	(43,102)	(43,886)
Policyowners' surrenders	(6,928)	(6,198)	(963,868)	(140,498)	(2,067,504)	(567,326)
Net transfers from (to) Fixed Account	(12,234)	9,967	7,832	(875,789)	4,782	82,855
Transfers between Investment Divisions	(9,704)	110,750	(1,559,207)	3,530,975	(572,186)	313,169
Policyowners' death benefits	(8,994)	(29,948)	(15,428)	(33,149)	(24,486)	(7,176)

Net contributions and (withdrawals)	(57,680)	78,350	(2,341,028)	2,720,120	(2,581,623)	(56,730)

Increase (decrease) in net assets	61,626	175,242	396,268	3,669,742	(2,415,005)	68,148

NET ASSETS:
Beginning of period	825,079	649,837	10,231,626	6,561,884	4,798,762	4,730,614

End of period	$886,705	$825,079	$10,627,894	$10,231,626	$2,383,757	$4,798,762
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Janus Henderson VIT Forty Portfolio— Institutional Shares		Janus Henderson VIT Global Research Portfolio— Institutional Shares		Lazard Retirement International Equity Portfolio— Service Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$4,438	$6,001	$62,763	$28,662
Net realized gain (loss) on investments	11,589	(718,185)	42,762	40,642	(30,665)	(51,583)
Realized gain distribution received	179,138	382,187	—	—	556,229	4,686
Change in unrealized appreciation (depreciation) on investments	671,573	281,632	96,938	(34,345)	(108,199)	(62,367)

Net increase (decrease) in net assets resulting from operations	862,300	(54,366)	144,138	12,298	480,128	(80,602)

Contributions and (Withdrawals):
Payments received from policyowners	176,953	95,323	51,599	49,153	125,476	110,673
Cost of insurance	(74,836)	(73,665)	(31,042)	(28,114)	(45,460)	(43,150)
Policyowners' surrenders	(71,163)	(43,726)	(126,761)	(48,109)	(15,573)	(14,200)
Net transfers from (to) Fixed Account	(50,377)	(73,584)	(1,977)	110	(6,251)	14,143
Transfers between Investment Divisions	518,199	(1,072,454)	(16,434)	(3,831)	(30,899)	9,468
Policyowners' death benefits	—	—	(2,535)	—	(73,497)	—

Net contributions and (withdrawals)	498,776	(1,168,106)	(127,150)	(30,791)	(46,204)	76,934

Increase (decrease) in net assets	1,361,076	(1,222,472)	16,988	(18,493)	433,924	(3,668)

NET ASSETS:
Beginning of period	2,682,032	3,904,504	599,397	617,890	2,144,270	2,147,938

End of period	$4,043,108	$2,682,032	$616,385	$599,397	$2,578,194	$2,144,270
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Lord Abbett Series Fund Developing Growth Portfolio— Class VC		Lord Abbett Series Fund Mid Cap Stock Portfolio— Class VC		LVIP Baron Growth Opportunities Fund— Service Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$10,667	$8,362	$(287)	$55,694
Net realized gain (loss) on investments	11,711	(6,244)	25,865	50,922	75,775	(332,690)
Realized gain distribution received	—	—	171,903	94,922	508,557	842,398
Change in unrealized appreciation (depreciation) on investments	42,678	12,247	(105,461)	93,661	2,295,037	28,688

Net increase (decrease) in net assets resulting from operations	54,389	6,003	102,974	247,867	2,879,082	594,090

Contributions and (Withdrawals):
Payments received from policyowners	14,217	21,162	105,135	93,745	528,664	611,051
Cost of insurance	(3,789)	(2,794)	(31,440)	(31,267)	(213,946)	(207,351)
Policyowners' surrenders	(16,870)	(1,598)	(126,030)	(1,905)	(1,137,171)	(229,469)
Net transfers from (to) Fixed Account	—	78	(2,957)	(20,648)	(55,013)	(630,586)
Transfers between Investment Divisions	(21,567)	120,342	1,093,698	(715,749)	(484,545)	(1,577,911)
Policyowners' death benefits	—	—	(1,585)	(165)	(74,592)	(43,595)

Net contributions and (withdrawals)	(28,009)	137,190	1,036,821	(675,989)	(1,436,603)	(2,077,861)

Increase (decrease) in net assets	26,380	143,193	1,139,795	(428,122)	1,442,479	(1,483,771)

NET ASSETS:
Beginning of period	177,817	34,624	1,448,661	1,876,783	11,300,992	12,784,763

End of period	$204,197	$177,817	$2,588,456	$1,448,661	$12,743,471	$11,300,992
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	LVIP Mondrian International Value Fund—Standard Class		LVIP SSgA Bond Index Fund— Standard Class		LVIP SSgA Developed International 150 Fund—Standard Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$645	$441	$633,112	$459,477	$195,999	$106,994
Net realized gain (loss) on investments	16	1	(148,775)	72,644	4,611	(21,076)
Realized gain distribution received	34	511	—	—	—	61,237
Change in unrealized appreciation (depreciation) on investments	2,588	(446)	283,532	(495,120)	595,509	110,104

Net increase (decrease) in net assets resulting from operations	3,283	507	767,869	37,001	796,119	257,259

Contributions and (Withdrawals):
Payments received from policyowners	2,325	2,325	1,362,310	1,235,732	916,143	113,131
Cost of insurance	(216)	(140)	(258,411)	(139,991)	(53,571)	(36,071)
Policyowners' surrenders	—	—	(4,736,864)	(601,049)	(243,625)	(499)
Net transfers from (to) Fixed Account	—	12,175	5,696	18,415	14,869	(46,204)
Transfers between Investment Divisions	—	—	3,949,068	8,872,019	390,303	(61,937)
Policyowners' death benefits	—	—	(71,118)	(172,797)	(26,507)	(3,879)

Net contributions and (withdrawals)	2,109	14,360	250,681	9,212,329	997,612	(35,459)

Increase (decrease) in net assets	5,392	14,867	1,018,550	9,249,330	1,793,731	221,800

NET ASSETS:
Beginning of period	14,867	—	20,578,576	11,329,246	2,936,883	2,715,083

End of period	$20,259	$14,867	$21,597,126	$20,578,576	$4,730,614	$2,936,883
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	LVIP SSgA Emerging Markets 100 Fund— Standard Class		LVIP SSgA International Index Fund— Standard Class		MFS ® Global Real Estate Portfolio— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$192,448	$168,970	$750,301	$605,931	$1,036	$—
Net realized gain (loss) on investments	21,603	(944,869)	748,629	71,539	1	(3)
Realized gain distribution received	—	—	—	—	1,470	—
Change in unrealized appreciation (depreciation) on investments	1,212,258	2,099,610	4,376,267	(742,966)	197	(305)

Net increase (decrease) in net assets resulting from operations	1,426,309	1,323,711	5,875,197	(65,496)	2,704	(308)

Contributions and (Withdrawals):
Payments received from policyowners	268,149	281,619	1,288,420	1,098,478	2,806	—
Cost of insurance	(79,494)	(91,286)	(209,483)	(61,472)	(945)	(142)
Policyowners' surrenders	(511,880)	(400,358)	(8,254,439)	(550,119)	—	—
Net transfers from (to) Fixed Account	(408,194)	(51,600)	14,123	434,334	—	12,010
Transfers between Investment Divisions	501,858	(3,277,934)	2,838,032	11,101,032	11,181	—
Policyowners' death benefits	(67,277)	(16,084)	(2,768)	(146,038)	—	—

Net contributions and (withdrawals)	(296,838)	(3,555,643)	(4,326,115)	11,876,215	13,042	11,868

Increase (decrease) in net assets	1,129,471	(2,231,932)	1,549,082	11,810,719	15,746	11,560

NET ASSETS:
Beginning of period	6,071,394	8,303,326	21,030,840	9,220,121	11,560	—

End of period	$7,200,865	$6,071,394	$22,579,922	$21,030,840	$27,306	$11,560
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MFS ® Global Tactical Allocation Portfolio— Initial Class		MFS ® International Value Portfolio— Initial Class		MFS ® Investors Trust Series— Initial Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$141,310	$—	$295,716	$269,259	$398	$437
Net realized gain (loss) on investments	(77,183)	(135,068)	877,005	938,859	612	437
Realized gain distribution received	10,708	219,667	18,769	454,596	3,257	7,832
Change in unrealized appreciation (depreciation) on investments	381,437	198,594	3,753,012	(693,565)	12,763	(2,957)

Net increase (decrease) in net assets resulting from operations	456,272	283,193	4,944,502	969,149	17,030	5,749

Contributions and (Withdrawals):
Payments received from policyowners	599,454	245,499	939,827	1,033,310	—	—
Cost of insurance	(42,240)	(34,976)	(281,630)	(274,568)	(1,477)	(1,227)
Policyowners' surrenders	(2,673,785)	(2,129,400)	(2,931,900)	(763,840)	—	—
Net transfers from (to) Fixed Account	(92,955)	(54,969)	(746,215)	(580,370)	—	—
Transfers between Investment Divisions	(13,467)	15,994	2,294,239	(2,168,673)	—	—
Policyowners' death benefits	—	—	(72,615)	(11,542)	—	—

Net contributions and (withdrawals)	(2,222,993)	(1,957,852)	(798,294)	(2,765,683)	(1,477)	(1,227)

Increase (decrease) in net assets	(1,766,721)	(1,674,659)	4,146,208	(1,796,534)	15,553	4,522

NET ASSETS:
Beginning of period	4,274,906	5,949,565	18,460,112	20,256,646	74,596	70,074

End of period	$2,508,185	$4,274,906	$22,606,320	$18,460,112	$90,149	$74,596
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	MFS ® Mid Cap Value Portfolio— Initial Class		MFS ® New Discovery Series— Initial Class		MFS ® Value Series— Initial Class
	2017	2016 (a)	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$10,023	$—	$—	$—	$634,664	$586,000
Net realized gain (loss) on investments	67,598	1,047	390	(68)	677,270	(83,321)
Realized gain distribution received	24,342	—	112	309	1,298,706	2,263,497
Change in unrealized appreciation (depreciation) on investments	6,685	35,356	945	185	2,778,177	843,623

Net increase (decrease) in net assets resulting from operations	108,648	36,403	1,447	426	5,388,817	3,609,799

Contributions and (Withdrawals):
Payments received from policyowners	4,597	609	—	—	791,368	953,256
Cost of insurance	(12,025)	(1,862)	(472)	(494)	(414,342)	(344,969)
Policyowners' surrenders	(20,870)	—	(1,763)	(2,587)	(5,996,652)	(182,058)
Net transfers from (to) Fixed Account	12,207	494	—	—	(320,536)	1,376,055
Transfers between Investment Divisions	340,243	570,834	—	—	10,225,617	2,646,521
Policyowners' death benefits	—	—	—	—	(143,718)	(76,916)

Net contributions and (withdrawals)	324,152	570,075	(2,235)	(3,081)	4,141,737	4,371,889

Increase (decrease) in net assets	432,800	606,478	(788)	(2,655)	9,530,554	7,981,688

NET ASSETS:
Beginning of period	606,478	—	7,198	9,853	29,507,193	21,525,505

End of period	$1,039,278	$606,478	$6,410	$7,198	$39,037,747	$29,507,193

(a) For the period July 25, 2016 (commencement of Investment Division) through December 31, 2016.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I		Morgan Stanley VIF Global Infrastructure Portfolio—Class I		Morgan Stanley VIF U.S. Real Estate Portfolio—Class I
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$345,546	$421,831	$770	$—	$70,694	$219,445
Net realized gain (loss) on investments	(19,380)	(459,027)	(516)	(2)	2,044,205	758,621
Realized gain distribution received	—	—	1,547	—	—	—
Change in unrealized appreciation (depreciation) on investments	226,868	824,689	2,212	(396)	(1,771,426)	94,006

Net increase (decrease) in net assets resulting from operations	553,034	787,493	4,013	(398)	343,473	1,072,072

Contributions and (Withdrawals):
Payments received from policyowners	671,774	577,507	2,551	—	604,991	522,893
Cost of insurance	(129,808)	(130,575)	(1,228)	(142)	(137,699)	(209,318)
Policyowners' surrenders	(317,085)	(418,115)	—	—	(543,524)	(152,453)
Net transfers from (to) Fixed Account	(40,491)	(73,997)	149	12,010	(26,370)	(65,790)
Transfers between Investment Divisions	9,404	(2,078,578)	267,399	—	(11,226,570)	(1,038,394)
Policyowners' death benefits	(98,096)	(14,338)	—	—	(19,785)	(17,615)

Net contributions and (withdrawals)	95,698	(2,138,096)	268,871	11,868	(11,348,957)	(960,677)

Increase (decrease) in net assets	648,732	(1,350,603)	272,884	11,470	(11,005,484)	111,395

NET ASSETS:
Beginning of period	5,498,027	6,848,630	11,470	—	15,932,120	15,820,725

End of period	$6,146,759	$5,498,027	$284,354	$11,470	$4,926,636	$15,932,120
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Neuberger Berman AMT Large Cap Value Portfolio— Class I		Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio— Class I		Oppenheimer Capital Appreciation Fund/VA— Non-Service Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,369	$4,935	$649	$16	$314	$1,106
Net realized gain (loss) on investments	27,790	(81,066)	237	1	11,946	5,590
Realized gain distribution received	15,764	54,093	—	179	11,942	28,013
Change in unrealized appreciation (depreciation) on investments	35,581	172,243	5,759	18	39,174	(38,471)

Net increase (decrease) in net assets resulting from operations	82,504	150,205	6,645	214	63,376	(3,762)

Contributions and (Withdrawals):
Payments received from policyowners	99,173	100,252	2,147	1,600	44,685	58,560
Cost of insurance	(15,261)	(15,034)	(595)	(55)	(5,453)	(12,317)
Policyowners' surrenders	(271,067)	(837)	(764)	—	(73,190)	(1,592)
Net transfers from (to) Fixed Account	(184)	(4,395)	4,268	—	(33,530)	(10,058)
Transfers between Investment Divisions	(11,659)	(386,907)	71,363	1,106	(23,086)	20,318
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(198,998)	(306,921)	76,419	2,651	(90,574)	54,911

Increase (decrease) in net assets	(116,494)	(156,716)	83,064	2,865	(27,198)	51,149

NET ASSETS:
Beginning of period	735,603	892,319	2,865	—	307,326	256,177

End of period	$619,109	$735,603	$85,929	$2,865	$280,128	$307,326
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Oppenheimer Total Return Bond Fund/VA— Non-Service Shares		PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class	PIMCO VIT Global Bond Portfolio (Unhedged)— Administrative Class
	2017	2016	2017 (b)	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$26	$43	$628	$226,064	$164,871
Net realized gain (loss) on investments	(1)	—	1	(60,249)	(238,070)
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	24	(4)	110	785,229	526,526

Net increase (decrease) in net assets resulting from operations	49	39	739	951,044	453,327

Contributions and (Withdrawals):
Payments received from policyowners	—	(1)	2,141	1,278,779	1,034,394
Cost of insurance	(82)	(82)	(200)	(255,771)	(245,915)
Policyowners' surrenders	—	—	—	(717,845)	(791,615)
Net transfers from (to) Fixed Account	—	—	3,001	(172,287)	(301,515)
Transfers between Investment Divisions	—	—	17,351	(24,404)	(10,294)
Policyowners' death benefits	—	—	—	(51,889)	(25,790)

Net contributions and (withdrawals)	(82)	(83)	22,293	56,583	(340,735)

Increase (decrease) in net assets	(33)	(44)	23,032	1,007,627	112,592

NET ASSETS:
Beginning of period	1,109	1,153	—	10,411,396	10,298,804

End of period	$1,076	$1,109	$23,032	$11,419,023	$10,411,396
(b) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	PIMCO VIT High Yield Portfolio— Administrative Class		PIMCO VIT Long-Term U.S. Government Portfolio— Administrative Class		PIMCO VIT Low Duration Portfolio— Administrative Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$144,259	$141,184	$25,382	$25,862	$134,706	$163,094
Net realized gain (loss) on investments	(42,860)	(13,499)	(6,078)	(3,383)	(163,069)	(101,170)
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	85,409	190,771	79,721	(22,007)	158,580	91,336

Net increase (decrease) in net assets resulting from operations	186,808	318,456	99,025	472	130,217	153,260

Contributions and (Withdrawals):
Payments received from policyowners	317,077	256,592	47,018	66,889	1,431,463	474,684
Cost of insurance	(63,229)	(60,619)	(13,363)	(16,116)	(133,078)	(145,491)
Policyowners' surrenders	(119,880)	(105,849)	(426,677)	(2,117)	(2,687,313)	(570,899)
Net transfers from (to) Fixed Account	(68,817)	3,596	(2,968)	(40,990)	(35,323)	(226,792)
Transfers between Investment Divisions	(240,507)	462,823	(8,970)	184,998	(808,169)	(833,952)
Policyowners' death benefits	(9,616)	(5,538)	—	(10,079)	(18,896)	(33,662)

Net contributions and (withdrawals)	(184,972)	551,005	(404,960)	182,585	(2,251,316)	(1,336,112)

Increase (decrease) in net assets	1,836	869,461	(305,935)	183,057	(2,121,099)	(1,182,852)

NET ASSETS:
Beginning of period	3,062,607	2,193,146	1,256,754	1,073,697	10,194,237	11,377,089

End of period	$3,064,443	$3,062,607	$950,819	$1,256,754	$8,073,138	$10,194,237
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	PIMCO VIT Real Return Portfolio— Administrative Class		PIMCO VIT Total Return Portfolio— Administrative Class		Royce Micro-Cap Portfolio— Investment Class
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$341,588	$364,425	$723,009	$772,489	$—	$(101)
Net realized gain (loss) on investments	(324,073)	(280,479)	(669,557)	(307,474)	—	(508,698)
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	483,643	787,642	1,620,576	455,318	—	760,445

Net increase (decrease) in net assets resulting from operations	501,158	871,588	1,674,028	920,333	—	251,646

Contributions and (Withdrawals):
Payments received from policyowners	618,438	619,877	1,858,195	2,043,747	—	76,693
Cost of insurance	(260,995)	(277,348)	(608,287)	(639,977)	—	(42,815)
Policyowners' surrenders	(1,666,208)	(303,928)	(4,871,010)	(1,124,249)	—	(15,593)
Net transfers from (to) Fixed Account	(61,816)	(111,024)	(328,515)	(659,461)	—	(7,627)
Transfers between Investment Divisions	(1,068,459)	(1,711,414)	(2,778,855)	776,533	—	(4,606,264)
Policyowners' death benefits	(20,006)	(35,199)	(173,978)	(67,874)	—	(3,087)

Net contributions and (withdrawals)	(2,459,046)	(1,819,036)	(6,902,450)	328,719	—	(4,598,693)

Increase (decrease) in net assets	(1,957,888)	(947,448)	(5,228,422)	1,249,052	—	(4,347,047)

NET ASSETS:
Beginning of period	14,052,237	14,999,685	37,225,940	35,976,888	—	4,347,047

End of period	$12,094,349	$14,052,237	$31,997,518	$37,225,940	$—	$—
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Index 500 Portfolio		T. Rowe Price International Stock Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$17,177	$16,551	$55,476	$39,170
Net realized gain (loss) on investments	4,763,051	1,108,069	78,408	17,937	52,967	17,031
Realized gain distribution received	603,668	—	26,895	—	212,448	141,000
Change in unrealized appreciation (depreciation) on investments	5,859,770	(860,638)	81,334	67,895	833,703	(111,806)

Net increase (decrease) in net assets resulting from operations	11,226,489	247,431	203,814	102,383	1,154,594	85,395

Contributions and (Withdrawals):
Payments received from policyowners	2,040,940	2,061,499	180,598	132,336	250,403	248,330
Cost of insurance	(597,525)	(500,031)	(39,008)	(36,604)	(60,527)	(52,023)
Policyowners' surrenders	(7,707,766)	(309,175)	(129,632)	(51,017)	(107,585)	(82,610)
Net transfers from (to) Fixed Account	546,363	15,664	(165,998)	95,957	29,978	(15,378)
Transfers between Investment Divisions	13,495,657	(581,363)	28,351	74	710,334	307,651
Policyowners' death benefits	(248,500)	(118,351)	(11,829)	—	(70,734)	(8,131)

Net contributions and (withdrawals)	7,529,169	568,243	(137,518)	140,746	751,869	397,839

Increase (decrease) in net assets	18,755,658	815,674	66,296	243,129	1,906,463	483,234

NET ASSETS:
Beginning of period	29,848,531	29,032,857	1,005,539	762,410	3,911,343	3,428,109

End of period	$48,604,189	$29,848,531	$1,071,835	$1,005,539	$5,817,806	$3,911,343
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$32,503	$57,055	$11,134	$3,386	$61,866	$111,531
Net realized gain (loss) on investments	(9,908)	(2,825)	49,624	(165,308)	42,368	(543,846)
Realized gain distribution received	—	—	1,135,655	413,069	213,741	106,945
Change in unrealized appreciation (depreciation) on investments	1,244	25,281	1,776,301	(131,649)	380,336	897,853

Net increase (decrease) in net assets resulting from operations	23,839	79,511	2,972,714	119,498	698,311	572,483

Contributions and (Withdrawals):
Payments received from policyowners	86,599	150,803	466,484	462,745	423,176	472,230
Cost of insurance	(42,616)	(67,550)	(181,019)	(162,618)	(107,345)	(145,284)
Policyowners' surrenders	(1,480,802)	(139,817)	(408,732)	(234,207)	(1,257,242)	(66,344)
Net transfers from (to) Fixed Account	(12,449)	(1,070,001)	87,372	(116,484)	(56,752)	37,277
Transfers between Investment Divisions	51,897	(1,471,271)	441,242	230,806	(92,799)	(3,855,055)
Policyowners' death benefits	(48,806)	(29,392)	(48,314)	(47,933)	—	(1,042)

Net contributions and (withdrawals)	(1,446,177)	(2,627,228)	357,033	132,309	(1,090,962)	(3,558,218)

Increase (decrease) in net assets	(1,422,338)	(2,547,717)	3,329,747	251,807	(392,651)	(2,985,735)

NET ASSETS:
Beginning of period	2,984,680	5,532,397	8,507,406	8,255,599	4,808,020	7,793,755

End of period	$1,562,342	$2,984,680	$11,837,153	$8,507,406	$4,415,369	$4,808,020
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	TOPS ® Aggressive Growth ETF Portfolio— Class 2 Shares		TOPS ® Balanced ETF Portfolio— Class 2 Shares		TOPS ® Conservative ETF Portfolio— Class 2 Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,804	$872	$4,854	$2,666	$1,722	$1,329
Net realized gain (loss) on investments	1,248	(54)	2,924	(2,342)	1,241	(1,050)
Realized gain distribution received	1,305	874	3,412	1,916	—	—
Change in unrealized appreciation (depreciation) on investments	19,473	8,227	34,984	12,614	13,045	11,079

Net increase (decrease) in net assets resulting from operations	23,830	9,919	46,174	14,854	16,008	11,358

Contributions and (Withdrawals):
Payments received from policyowners	38,545	35,481	183,991	109,971	19,027	44,509
Cost of insurance	(3,529)	(1,760)	(11,749)	(8,796)	(5,683)	(3,434)
Policyowners' surrenders	(4,033)	—	(7,048)	(3,815)	(4,792)	(5,589)
Net transfers from (to) Fixed Account	1,709	1,900	550,620	28,689	(3,885)	(8,078)
Transfers between Investment Divisions	13,287	244	10,064	(35,272)	(1,336)	(26,558)
Policyowners' death benefits	—	—	—	—	(1,803)	—

Net contributions and (withdrawals)	45,979	35,865	725,878	90,777	1,528	850

Increase (decrease) in net assets	69,809	45,784	772,052	105,631	17,536	12,208

NET ASSETS:
Beginning of period	95,297	49,513	256,403	150,772	234,235	222,027

End of period	$165,106	$95,297	$1,028,455	$256,403	$251,771	$234,235
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	TOPS ® Growth ETF Portfolio— Class 2 Shares		TOPS ® Managed Risk Balanced ETF Portfolio— Class 2 Shares		TOPS ® Managed Risk Growth ETF Portfolio— Class 2 Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,295	$1,622	$2,647	$1,160	$1,426	$991
Net realized gain (loss) on investments	31,649	(267)	2,992	(1,933)	(101)	(1,374)
Realized gain distribution received	2,031	2,859	270	—	—	—
Change in unrealized appreciation (depreciation) on investments	8,466	11,060	9,350	6,278	12,317	3,292

Net increase (decrease) in net assets resulting from operations	45,441	15,274	15,259	5,505	13,642	2,909

Contributions and (Withdrawals):
Payments received from policyowners	64,496	62,976	82,161	47,131	23,104	22,846
Cost of insurance	(10,430)	(6,297)	(10,474)	(5,915)	(2,557)	(2,180)
Policyowners' surrenders	(7,003)	(2,586)	(1,932)	(11,598)	—	—
Net transfers from (to) Fixed Account	461,346	26,403	(26,419)	(9,867)	—	(7,846)
Transfers between Investment Divisions	(453,680)	1,639	27,239	(493)	1	(479)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	54,729	82,135	70,575	19,258	20,548	12,341

Increase (decrease) in net assets	100,170	97,409	85,834	24,763	34,190	15,250

NET ASSETS:
Beginning of period	178,887	81,478	99,593	74,830	67,515	52,265

End of period	$279,057	$178,887	$185,427	$99,593	$101,705	$67,515
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	TOPS ® Managed Risk Moderate Growth ETF Portfolio— Class 2 Shares		TOPS ® Moderate Growth ETF Portfolio— Class 2 Shares		VanEck VIP Unconstrained Emerging Markets Bond Fund— Initial Class Shares
	2017	2016	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,187	$1,485	$9,841	$3,554	$32,656	$—
Net realized gain (loss) on investments	(697)	(3,605)	(4,760)	(5,044)	(3,754)	(34,378)
Realized gain distribution received	—	—	2,446	3,354	—	—
Change in unrealized appreciation (depreciation) on investments	15,226	8,382	91,700	46,378	137,150	126,626

Net increase (decrease) in net assets resulting from operations	16,716	6,262	99,227	48,242	166,052	92,248

Contributions and (Withdrawals):
Payments received from policyowners	35,011	32,778	271,310	198,295	12,713	42,015
Cost of insurance	(4,118)	(3,582)	(29,414)	(24,650)	(20,505)	(21,230)
Policyowners' surrenders	(2,006)	(25,916)	(52,145)	—	(79,455)	(131,730)
Net transfers from (to) Fixed Account	(595)	358	(7,207)	43,368	(25,795)	(40,708)
Transfers between Investment Divisions	1,392	—	7,788	15,819	10,975	33,037
Policyowners' death benefits	—	—	—	(23,745)	(9,235)	(17,067)

Net contributions and (withdrawals)	29,684	3,638	190,332	209,087	(111,302)	(135,683)

Increase (decrease) in net assets	46,400	9,900	289,559	257,329	54,750	(43,435)

NET ASSETS:
Beginning of period	106,930	97,030	607,900	350,571	1,369,437	1,412,872

End of period	$153,330	$106,930	$897,459	$607,900	$1,424,187	$1,369,437
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2017
and December 31, 2016

	Voya Russell™ Mid Cap Index Portfolio—Class I		Voya Small Company Portfolio—Class I
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$177,069	$111,000	$7,596	$1,490
Net realized gain (loss) on investments	408,332	146,104	10,270	2,416
Realized gain distribution received	811,442	996,340	233,688	30,152
Change in unrealized appreciation (depreciation) on investments	870,305	(80,199)	15,422	217,231

Net increase (decrease) in net assets resulting from operations	2,267,148	1,173,245	266,976	251,289

Contributions and (Withdrawals):
Payments received from policyowners	359,845	288,602	69,396	124,267
Cost of insurance	(164,289)	(118,147)	(31,324)	(13,620)
Policyowners' surrenders	(107,067)	(20,898)	(17,367)	—
Net transfers from (to) Fixed Account	1,033	6,682	27,325	58,349
Transfers between Investment Divisions	3,138,170	2,288,761	349,253	1,447,026
Policyowners' death benefits	(71,749)	(84,881)	(12,502)	(2,367)

Net contributions and (withdrawals)	3,155,943	2,360,119	384,781	1,613,655

Increase (decrease) in net assets	5,423,091	3,533,364	651,757	1,864,944

NET ASSETS:
Beginning of period	11,286,448	7,753,084	2,078,756	213,812

End of period	$16,709,539	$11,286,448	$2,730,513	$2,078,756
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:
NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (“CSVUL Separate Account-I”) was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds NYLIAC Corporate Sponsored Variable Universal Life Insurance policies (“CSVUL”) (“Series 1 policies”), NYLIAC CorpExec Variable Universal Life Insurance II policies (“CEVUL2”) (“Series 2 policies”), NYLIAC CorpExec Variable Universal Life Insurance III policies (“CEVUL3”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance IV policies (“CEVUL4”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance V policies (“CEVUL5”) (“Series 3 policies”), NYLIAC CorpExec Variable Universal Life Insurance VI policies (“CEVUL6”) (“Series 3 policies”), and NYLIAC CorpExec Accumulator Variable Universal Life Insurance policies (“CEAVUL”) (“Series 3 policies”). The policies are designed for group and/or sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and are sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”), which is a wholly-owned subsidiary of NYLIC. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance of ASC 946.
The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, AB® Variable Products Series Fund, Inc., AIM Variable Insurance Funds, The Alger Portfolios, American Century Variable Portfolios, Inc., American Funds Insurance Series®, BlackRock® Variable Series Funds, Inc., Davis Variable Account Fund, Inc., Delaware VIP® Trust, Deutsche Investments VIT Funds, Deutsche Variable Series I, Deutsche Variable Series II, DFA Investment Dimensions Group, Inc., Dreyfus Investment Portfolios, Fidelity® Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, MFS® Variable Insurance Trust III, Morgan Stanley Variable Insurance Fund, Inc., Neuberger Berman Advisers Management Trust, Northern Lights Variable Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series, Inc., VanEck VIP Trust, and the Voya Variable Portfolios, Inc., (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents a portion of the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

As of May 1, 2017 the following Investment Divisions were added to one or more of the products investing in CSVUL Separate Account-I:

ClearBridge Variable Large Cap Growth Portfolio—Class I
DFA VA Global Moderate Allocation Portfolio
Fidelity® VIP Freedom 2050 Portfolio—Initial Class
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class
Therefore, the following Investment Divisions, with their respective Fund portfolios, are available in CSVUL Separate Account-I:

MainStay VP Absolute Return Multi-Strategy—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Common Stock—Initial Class
MainStay VP Convertible—Initial Class
MainStay VP Cornerstone Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP Epoch U.S. Equity Yield—Initial Class (formerly MainStay VP ICAP Select Equity—Initial Class)
MainStay VP Epoch U.S. Small Cap—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Government—Initial Class
MainStay VP High Yield Corporate Bond—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP International Equity—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class (formerly MainStay VP Janus Balanced—Initial Class)
MainStay VP Large Cap Growth—Initial Class
MainStay VP MFS® Utilities—Initial Class
MainStay VP Mid Cap Core—Initial Class
MainStay VP S&P 500 Index—Initial Class
MainStay VP Small Cap Core—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
MainStay VP VanEck Global Hard Assets—Initial Class
AB® VPS International Value Portfolio—Class A
AB® VPS Small/Mid Cap Value Portfolio—Class  A
Alger SMid Cap Focus Portfolio—Class I-2 (formerly Alger SMid Cap Growth Portfolio—Class I-2)
American Century Investments® VP Inflation Protection Fund—Class II
American Century Investments® VP Mid Cap Value Fund—Class II
American Century Investments® VP Value Fund—Class II
American Funds IS® Asset Allocation Fund—Class 1
American Funds IS® Global Bond Fund—Class 1
American Funds IS® Global Growth Fund—Class 1
American Funds IS® Global Small Capitalization Fund—Class 1
American Funds IS® Growth Fund—Class 1
American Funds IS® Growth-Income Fund—Class 1
American Funds IS® International Fund—Class 1
American Funds IS® New World Fund®—Class 1
BlackRock® Global Allocation V.I. Fund—Class I
BlackRock® High Yield V.I. Fund—Class I
ClearBridge Variable Large Cap Growth Portfolio—Class I
Davis Value Portfolio
Delaware VIP® Emerging Markets Series—Standard Class
Delaware VIP® International Value Equity Series—Standard Class
Delaware VIP® Small Cap Value Series—Standard Class
Deutsche Alternative Asset Allocation VIP—Class A
Deutsche Global Small Cap VIP—Class A
Deutsche Small Cap Index VIP—Class A
Deutsche Small Mid Cap Value VIP—Class A
DFA VA Global Bond Portfolio
DFA VA Global Moderate Allocation Portfolio
DFA VA International Small Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
DFA VIT Inflation-Protected Securities Portfolio
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
Fidelity® VIP Contrafund® Portfolio—Initial Class
Fidelity® VIP Equity-Income Portfolio—Initial Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Fidelity® VIP Freedom 2010 Portfolio—Initial Class
Fidelity® VIP Freedom 2020 Portfolio—Initial Class
Fidelity® VIP Freedom 2030 Portfolio—Initial Class
Fidelity® VIP Freedom 2040 Portfolio—Initial Class
Fidelity® VIP Freedom 2050 Portfolio—Initial Class
Fidelity® VIP Government Money Market Portfolio—Initial Class
Fidelity® VIP Growth Portfolio—Initial Class
Fidelity® VIP Index 500 Portfolio—Initial Class
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
Fidelity® VIP Mid Cap Portfolio—Initial Class
Fidelity®VIP Overseas Portfolio—Initial Class
Fidelity® VIP Real Estate Portfolio—Initial Class
Fidelity® VIP Strategic Income Portfolio—Initial Class
Fidelity® VIP Value Portfolio—Initial Class
Fidelity® VIP Value Strategies Portfolio—Service Class 2
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series I Shares
Invesco V.I. International Growth Fund—Series I Shares
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares
Janus Henderson VIT Enterprise Portfolio—Institutional Shares (formerly Janus Aspen Enterprise Portfolio—Institutional Shares)
Janus Henderson VIT Flexible Bond Portfolio—Institutional Shares (formerly Janus Aspen Flexible Bond Portfolio—Institutional Shares)
Janus Henderson VIT Forty Portfolio—Institutional Shares (formerly Janus Aspen Forty Portfolio—Institutional Shares)
Janus Henderson VIT Global Research Portfolio—Institutional Shares (formerly Janus Aspen Global Research Portfolio—Institutional Shares)
Lazard Retirement International Equity Portfolio—Service Shares
Lord Abbett Series Fund Developing Growth Portfolio—Class VC
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC
LVIP Baron Growth Opportunities Fund—Service Class
LVIP Mondrian International Value Fund—Standard Class
LVIP SSgA Bond Index Fund—Standard Class
LVIP SSgA Developed International 150 Fund—Standard Class
LVIP SSgA Emerging Markets 100 Fund—Standard Class
LVIP SSgA International Index Fund—Standard Class
MFS® Global Real Estate Portfolio—Initial Class
MFS® Global Tactical Allocation Portfolio—Initial Class
MFS® International Value Portfolio—Initial Class
MFS® Investors Trust Series—Initial Class
MFS® Mid Cap Value Portfolio—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Value Series—Initial Class
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I (formerly UIF Emerging Markets Debt Portfolio—Class I)
Morgan Stanley VIF Global Infastructure Portfolio—Class I (formerly UIF Global Infrastructure Portfolio—Class I)
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I (formerly UIF U.S. Real Estate Portfolio—Class I)
Neuberger Berman AMT Large Cap Value Portfolio—Class I
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares
Oppenheimer Total Return Bond Fund/VA—Non-Service Shares (formerly Oppenheimer Core Bond Fund/VA—Non Service Shares)
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class
PIMCO VIT High Yield Portfolio—Administrative Class
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class
PIMCO VIT Low Duration Portfolio—Administrative Class
PIMCO VIT Real Return Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Administrative Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares
TOPS® Balanced ETF Portfolio—Class 2 Shares
TOPS® Conservative ETF Portfolio—Class 2 Shares
TOPS® Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares
Voya RussellTM Mid Cap Index Portfolio—Class I
Voya Small Company Portfolio—Class I
______________
Not all investment options are available under all policies.

No new investments may be added to the Invesco V.I. Mid Cap Core Equity Fund—Series I Shares or the VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares. New investments in the AB® VPS International Value Portfolio—Class A, American Century® VP Mid Cap Value Fund—Class II, Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, MFS® New Discovery Series—Initial Class and the Oppenheimer Total Return Bond Fund/VA—Non-Service Shares Investment Divisions are restricted to those policyowners already invested in these Investment Divisions.
All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of the CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.
Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as non-replacement policies are allocated to NYLIAC’s General Account until 10 days (30 days in California for policy owners age 60 and greater) after the policy issue date. Initial premium payments received for CEVUL6 and CEAVUL policies that were issued as a replacement to an existing policy are allocated to NYLIAC’s General Account until 20 to 60 days after the policy delivery date based on the state that the policy was issued in. Initial Premium is then allocated to the Investment Divisions of the Separate Account or the Fixed Account according to instructions on the Premium Allocation Form as of the end of the free look period on the later of the date the free look period ends or the date we receive the policy delivery receipt.
No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.
Investments in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000's):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales

MainStay VP Absolute Return Multi-Strategy—Initial Class	$45	$356
MainStay VP Bond—Initial Class	14,073	3,419
MainStay VP Common Stock—Initial Class	13,643	17,074
MainStay VP Convertible—Initial Class	927	628
MainStay VP Cornerstone Growth—Initial Class	136	272
MainStay VP Eagle Small Cap Growth—Initial Class	852	1,631
MainStay VP Emerging Markets Equity—Initial Class	3,880	744
MainStay VP Epoch U.S. Equity Yield—Initial Class	6,060	15,529
MainStay VP Epoch U.S. Small Cap—Initial Class	2,277	2,313
MainStay VP Floating Rate—Initial Class	2,371	1,427
MainStay VP Government—Initial Class	365	935
MainStay VP High Yield Corporate Bond—Initial Class	8,313	8,926
MainStay VP Income Builder—Initial Class	815	1,319
MainStay VP International Equity—Initial Class	2,841	2,357
MainStay VP Janus Henderson Balanced—Initial Class	2,271	2,375
MainStay VP Large Cap Growth—Initial Class	1,746	5,195
MainStay VP MFS® Utilities—Initial Class	1,007	622
MainStay VP Mid Cap Core—Initial Class	4,608	92,938
MainStay VP S&P 500 Index—Initial Class	115,232	13,402
MainStay VP Small Cap Core—Initial Class	1,532	631
MainStay VP T. Rowe Price Equity Income—Initial Class	4,071	1,880
MainStay VP U.S. Government Money Market—Initial Class	13,143	45,107
MainStay VP VanEck Global Hard Assets—Initial Class	526	1,174
AB ® VPS International Value Portfolio—Class A	—	22
AB ® VPS Small/Mid Cap Value Portfolio—Class A	1,649	3,681
Alger SMid Cap Focus Portfolio—Class I-2	364	101
American Century Investments® VP Inflation Protection Fund—Class II	3,000	3,056
American Century Investments® VP Mid Cap Value Fund—Class II	219	2,936
American Century Investments® VP Value Fund—Class II	2,959	5,606
American Funds IS® Asset Allocation Fund—Class 1	905	2,098
American Funds IS® Global Bond Fund—Class 1	17	1
American Funds IS® Global Growth Fund—Class 1	511	882
American Funds IS® Global Small Capitalization Fund—Class 1	301	209
American Funds IS® Growth Fund—Class 1	3,260	2,875
American Funds IS® Growth-Income Fund—Class 1	704	668
American Funds IS® International Fund—Class 1	5,799	12,517
American Funds IS® New World Fund®—Class 1	1,398	304
BlackRock® Global Allocation V.I. Fund—Class I	336	109
BlackRock® High Yield V.I. Fund—Class I	410	330

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
ClearBridge Variable Large Cap Growth Portfolio—Class I	$7	$—
Davis Value Portfolio	95	600
Delaware VIP® Emerging Markets Series—Standard Class	1,153	1,182
Delaware VIP® International Value Equity Series—Standard Class	135	882
Delaware VIP® Small Cap Value Series—Standard Class	2,518	3,182
Deutsche Alternative Asset Allocation VIP—Class A	14	2
Deutsche Global Small Cap VIP—Class A	227	255
Deutsche Small Cap Index VIP—Class A	13,295	15,026
Deutsche Small Mid Cap Value VIP—Class A	630	256
DFA VA Global Bond Portfolio	2,489	616
DFA VA Global Moderate Allocation Portfolio	2,822	2,826
DFA VA International Small Portfolio	1,411	2,446
DFA VA U.S. Large Value Portfolio	4,487	3,354
DFA VA U.S. Targeted Value Portfolio	2,965	1,538
DFA VIT Inflation-Protected Securities Portfolio	6,506	1,765
Dreyfus IP Technology Growth Portfolio—Initial Shares	2,320	542
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	4
Fidelity® VIP Contrafund® Portfolio—Initial Class	5,184	16,591
Fidelity® VIP Equity-Income Portfolio—Initial Class	628	296
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	303	620
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	4,475	2,202
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2,996	2,555
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2,082	2,153
Fidelity® VIP Freedom 2050 Portfolio—Initial Class	199	206
Fidelity® VIP Government Money Market Portfolio—Initial Class	20,343	26,831
Fidelity® VIP Growth Portfolio—Initial Class	890	362
Fidelity® VIP Index 500 Portfolio—Initial Class	30,414	43,990
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	7,147	8,907
Fidelity® VIP Mid Cap Portfolio—Initial Class	2,934	6,057
Fidelity® VIP Overseas Portfolio—Initial Class	1,729	909
Fidelity® VIP Real Estate Portfolio—Initial Class	12,917	3,176
Fidelity® VIP Strategic Income Portfolio—Initial Class	57	4
Fidelity® VIP Value Portfolio—Initial Class	217	5
Fidelity® VIP Value Strategies Portfolio—Service Class 2	226	365
Invesco V.I. American Value Fund—Series I Shares	815	2,753
Invesco V.I. Global Real Estate Fund—Series I Shares	819	862
Invesco V.I. International Growth Fund—Series I Shares	2,688	2,800
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	29	64
Janus Henderson VIT Enterprise Portfolio—Institutional Shares	2,043	3,633
Janus Henderson VIT Flexible Bond Portfolio—Institutional Shares	558	3,007
Janus Henderson VIT Forty Portfolio—Institutional Shares	1,122	444

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
Janus Henderson VIT Global Research Portfolio—Institutional Shares	$67	$190
Lazard Retirement International Equity Portfolio—Service Shares	1,199	629
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	36	64
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	1,471	252
LVIP Baron Growth Opportunities Fund—Service Class	3,014	3,940
LVIP Mondrian International Value Fund—Standard Class	3	—
LVIP SSgA Bond Index Fund—Standard Class	6,630	5,744
LVIP SSgA Developed International 150 Fund—Standard Class	1,541	347
LVIP SSgA Emerging Markets 100 Fund—Standard Class	2,029	2,135
LVIP SSgA International Index Fund—Standard Class	7,274	10,849
MFS® Global Real Estate Portfolio—Initial Class	16	1
MFS® Global Tactical Allocation Portfolio—Initial Class	803	2,874
MFS® International Value Portfolio—Initial Class	4,909	5,447
MFS® Investors Trust Series—Initial Class	4	2
MFS® Mid Cap Value Portfolio—Initial Class	1,130	794
MFS® New Discovery Series—Initial Class	—	2
MFS® Value Series—Initial Class	14,611	8,615
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	1,143	705
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	294	23
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	1,264	12,542
Neuberger Berman AMT Large Cap Value Portfolio—Class I	262	442
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	81	4
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	203	282
Oppenheimer Total Return Bond Fund/VA—Non-Service Shares	—	—
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	23	1
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	1,978	1,785
PIMCO VIT High Yield Portfolio—Administrative Class	903	929
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	92	469
PIMCO VIT Low Duration Portfolio—Administrative Class	1,959	4,062
PIMCO VIT Real Return Portfolio—Administrative Class	3,728	5,870
PIMCO VIT Total Return Portfolio—Administrative Class	11,721	17,835
T. Rowe Price Blue Chip Growth Portfolio	21,725	13,594
T. Rowe Price Equity Index 500 Portfolio	401	495
T. Rowe Price International Stock Portfolio	1,462	442
T. Rowe Price Limited-Term Bond Portfolio	659	2,076
T. Rowe Price New America Growth Portfolio	3,077	1,574
T. Rowe Price Personal Strategy Balanced Portfolio	1,453	2,269
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	61	12
TOPS® Balanced ETF Portfolio—Class 2 Shares	795	61
TOPS® Conservative ETF Portfolio—Class 2 Shares	34	31
TOPS® Growth ETF Portfolio—Class 2 Shares	543	483

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	$124	$51
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	24	2
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	48	16
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	288	86
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	101	180
Voya Russell™ Mid Cap Index Portfolio—Class I	6,009	1,866
Voya Small Company Portfolio—Class I	741	115

Total	$470,388	$529,104
Not all investment options are available under all policies.

NOTE 3—Expenses and Related Party Transactions:
New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Candriam Belgium, Candriam France S.A.S., Cornerstone Capital Management Holdings LLC (“CCM”), Cushing® Asset Management, LP (“Cushing®”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay”), Massachusetts Financial Services Company (“MFS”), NYL Investors LLC (“NYLI”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), VanEck Associates Corporation (“VanEck”), and Winslow Capital Management, Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, MacKay, CCM and NYLI are all indirect, wholly-owned subsidiaries of NYLIC. Cushing® is a wholly-owned investment advisory subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.; Epoch is a wholly-owned subsidiary of The Toronto Dominion Bank. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.T. Rowe Price and VanEck are independent investment advisory firms.
Effective January 1, 2018, the portfolio managers from CCM who manage all or a portion of the day-to-day investment operations of the Portfolios will transition from CCM to MacKay, which is also a wholly-owned, fully autonomous subsidiary of NYLIC.
Deductions from Premiums:
NYLIAC deducts premium expense charges from all premiums received for certain CSVUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the premium payment received.
Sales Expense Charge:
NYLIAC deducts a Sales Expense Charge from all premium payments for CSVUL Separate Account-I policies to partially cover the expenses associated with selling the policies.
For CSVUL policies, currently 2.25% of any premium payment is deducted. This charge may increase in the future, but will never exceed 4.5%.
For CEVUL2 policies, currently 13.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

paid in that Policy Year. During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL3 and CEVUL4  policies, currently 10.75% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums paid in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEVUL5 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 1.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently do not expect to deduct a sales expense charge. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

For CEVUL6 policies, currently 14.00% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently expect to deduct a sales expense charge of 2.00% from any additional premiums paid in this Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
For CEAVUL policies, currently 16.25% of any premium payment made, up to the Target Premium, during the first Policy Year is deducted. Once the Target Premium for the first Policy Year has been reached, we currently deduct a sales expense charge of 0.75% from any additional premiums paid in this Policy Year. During Policy years two through four, we currently expect to deduct a sales expense charge of 9.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 4.00% from any additional premiums paid in that Policy Year. During Policy Years five through seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for the Policy Year has been reached, we currently deduct a sales expense charge of 1.75% from any additional premiums paid in that Policy Year. During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. If the Supplementary Term Rider is included, the current sales expense charge for all premium payments charge is equal to (i) the current charge without the Supplementary Term Rider, multiplied by (ii) the Base Face Amount divided by the Target Face Amount. The Target

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.
State and Federal Premium Tax Charge:
NYLIAC deducts State and Federal Premium Tax Charges from all premium payments for CSVUL Separate Account-I policies. These charges may increase consistent with changes in the applicable tax law.

For CSVUL and CEVUL2 policies, a state premium tax charge of 2.00% is deducted from all premium payments. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL3 and CEVUL4 policies, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. Once the Target Premium for the Policy Year has been reached, 1.75% is deducted from premiums paid in excess of the Target Premium. A federal premium tax charge of 1.25% is deducted from all premium payments.

For CEVUL5 and CEVUL6 policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments, up to the Target Premium. During Policy Years one through seven, a state premium tax charge of 1.75% is deducted from premiums paid in excess of the Target Premium. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.

For CEAVUL policies, during Policy Years one through seven, a state premium tax charge of 2.00% is deducted from all premium payments. Beginning in the eighth Policy Year, a state premium tax charge of 1.50% is deducted from all premium payments. During Policy Years one through seven, a federal premium tax charge of 1.25% is deducted from all premium payments. Beginning in the eighth Policy Year, a federal premium tax charge of 1.00% is deducted from all premium payments.
Deductions from Cash Value:
NYLIAC deducts certain monthly charges from the cash value of CSVUL Separate Account-I policies. These charges include the cost of insurance charge, a monthly contract charge, a mortality and expense charge (deducted from the policy’s cash value for CEVUL3 through CEVUL6 and CEAVUL), a partial withdrawal charge, a per thousand face amount charge, and a surrender charge. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Cost of Insurance Charge:
A charge to cover the cost of providing life insurance benefits is assessed monthly on all CSVUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included, and the cash value of the policy.
Monthly Contract Charge:
This charge is used to compensate NYLIAC for costs incurred in providing administrative services including: premium collection, record-keeping, and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL policies, a monthly contract charge of $7.50 is assessed each month.

For CEVUL2 policies, a monthly contract charge of $5.00 is assessed each month.

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For CEVUL3, CEVUL4, CEVUL5 and CEVUL6 policies, beginning in the second Policy Year, a monthly contract charge of $5.00 is assessed each month.

For CEAVUL policies, beginning in the second Policy Year, a monthly contract charge of $10.00 is assessed each month.
Mortality & Expense Risk Charges:
The CSVUL Separate Account-I is assessed a charge for mortality and expense risks assumed by NYLIAC. These charges were in effect for each of the five periods presented in the Financial Highlights section. The mortality and expense charge for CSVUL and CEVUL2 is deducted from the Investment Divisions and is recorded as mortality and expense risk charges in the Statement of Operations. For CEVUL3 through CEVUL6 and CEAVUL, the mortality and expense charge is recorded as cost of insurance in the accompanying Statement of Changes in Net Assets.

For CSVUL and CEVUL2 policies, in all years, it is expected that the charge will be an annual rate of 0.30%  and 0.25%, respectively,  of the average daily variable accumulation value of each Investment Division’s assets. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90%.

For CEVUL3 and CEVUL4 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is 0.45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to 0.25%. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the Accumulation Value.

For CEVUL5 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In policy years one through ten, the mortality and expense risk charge deducted is 0.50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.90% of the Accumulation Value.

For CEVUL6 policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Year one, the mortality and expense charge deducted is 0.25%. In Policy Years two through ten, the mortality and expense charge deducted is 0.45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to 0.25%.

For CEAVUL policies, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in CSVUL Separate Account-I. In Policy Years one through ten, the current mortality and expense deductions are made monthly at an annual rate of 0.45% for the first $25,000 of the CSVUL Separate Account-I value, 0.37% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.20% of the CSVUL Separate Account-I value greater than $200,000. The current mortality and expense risk charge is reduced in year eleven and beyond to 0.40% of the first $25,000 of the CSVUL Separate Account-I value, 0.32% of the CSVUL Separate Account-I value between $25,000 and $200,000, and 0.15% of the CSVUL Separate Account-I value over $200,000.

Partial Withdrawal Charge
For CSVUL policies, NYLIAC may assess a Partial Withdrawal Charge of the lesser of $25.00 or 2.00% of amounts withdrawn. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.

For CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6, and CEAVUL policies, NYLIAC may assess a Partial Withdrawal Charge of $25.00 per transaction. This charge is guaranteed not to exceed $25.00 per transaction. NYLIAC does not currently assess this charge.
Per Thousand Face Amount Charge:
For CEAVUL policies, NYLIAC assesses a monthly per thousand face amount charge. The charge varies based on characteristics of the insured, the number of policies issued at the same time to other policyowners with the same employer as

NYLIAC CSVUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
the insured, and the amount of the employer’s contribution (if any) to premium payments. The guaranteed maximum charge is $1.20 per $1,000 of the policy’s face amount.
Surrender Charge:
For CSVUL policies, NYLIAC assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by Investment Division from the policy’s cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years one through five and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying Statement of Changes in Net Assets as policyowner’s surrenders are presented net of these charges.
Transfer Charge:
For CSVUL, CEVUL2, CEVUL3, CEVUL4, CEVUL5, CEVUL6 and CEAVUL  policies, NYLIAC may assess a Transfer Charge for each transfer transaction. This charge is guaranteed not to exceed $30.00 per transfer after the first 12 transfers in a Policy Year. NYLIAC does not currently assess this charge.
CSVUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, and other expenses range from 0.00% to 1.31%. These ranges are shown as a percentage of average net assets as of December 31, 2016, and approximate the ranges as of December 31, 2017.

NOTE 4—Distribution of Net Income:

CSVUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's):

The changes in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Absolute Return Multi-Strategy—Initial Class	4	(43)	(39)	30	(4)	26
MainStay VP Bond—Initial Class	677	(194)	483	206	(512)	(306)
MainStay VP Common Stock—Initial Class	74	(560)	(486)	5	(456)	(451)
MainStay VP Convertible—Initial Class	29	(23)	6	11	(16)	(5)
MainStay VP Cornerstone Growth—Initial Class	7	(13)	(6)	8	(3)	5
MainStay VP Eagle Small Cap Growth—Initial Class	32	(97)	(65)	145	(181)	(36)
MainStay VP Emerging Markets Equity—Initial Class	364	(76)	288	213	(716)	(503)
MainStay VP Epoch U.S. Equity Yield—Initial Class	48	(564)	(516)	46	(325)	(279)
MainStay VP Epoch U.S. Small Cap—Initial Class	40	(91)	(51)	59	(71)	(12)
MainStay VP Floating Rate—Initial Class	136	(92)	44	99	(187)	(88)
MainStay VP Government—Initial Class	22	(58)	(36)	50	(118)	(68)
MainStay VP High Yield Corporate Bond—Initial Class	234	(360)	(126)	288	(366)	(78)
MainStay VP Income Builder—Initial Class	27	(68)	(41)	3	(106)	(103)
MainStay VP International Equity—Initial Class	114	(98)	16	10	(187)	(177)
MainStay VP Janus Henderson Balanced—Initial Class	113	(156)	(43)	239	(264)	(25)
MainStay VP Large Cap Growth—Initial Class	42	(191)	(149)	167	(133)	34
MainStay VP MFS® Utilities—Initial Class	58	(41)	17	32	(84)	(52)
MainStay VP Mid Cap Core—Initial Class	125	(2,113)	(1,988)	111	(111)	—
MainStay VP S&P 500 Index—Initial Class	3,860	(454)	3,406	268	(751)	(483)
MainStay VP Small Cap Core—Initial Class	119	(53)	66	428	(9)	419
MainStay VP T. Rowe Price Equity Income—Initial Class	172	(107)	65	116	(387)	(271)
MainStay VP U.S. Government Money Market—Initial Class	10,944	(38,598)	(27,654)	20,888	(11,309)	9,579
MainStay VP VanEck Global Hard Assets—Initial Class	64	(152)	(88)	77	(424)	(347)
AB® VPS International Value Portfolio—Class A	—	(3)	(3)	—	—	—
AB® VPS Small/Mid Cap Value Portfolio—Class A	54	(147)	(93)	98	(44)	54
Alger SMid Cap Focus Portfolio—Class I-2	16	(6)	10	5	(2)	3
American Century Investments® VP Inflation Protection Fund—Class II	284	(297)	(13)	41	(66)	(25)
American Century Investments® VP Mid Cap Value Fund—Class II	10	(199)	(189)	11	(70)	(59)
American Century Investments® VP Value Fund—Class II	115	(237)	(122)	215	(126)	89
American Funds IS® Asset Allocation Fund—Class 1	59	(183)	(124)	395	(9)	386
American Funds IS® Asset Allocation Fund—Class 2	—	—	—	25	(218)	(193)
American Funds IS® Global Bond Fund—Class 1	2	—	2	1	(1)	—
American Funds IS® Global Growth Fund—Class 1	20	(40)	(20)	19	(19)	—
American Funds IS® Global Small Capitalization Fund—Class 1	24	(18)	6	114	(18)	96
American Funds IS® Global Small Capitalization Fund—Class 2	—	—	—	7	(88)	(81)
American Funds IS® Growth Fund—Class 1	185	(242)	(57)	1,601	(748)	853
American Funds IS® Growth Fund—Class 2	—	—	—	73	(893)	(820)

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's) (Continued):

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds IS® Growth-Income Fund—Class 1	49	(57)	(8)	147	(4)	143
American Funds IS® Growth-Income Fund—Class 2	—	—	—	19	(83)	(64)
American Funds IS® International Fund—Class 1	408	(1,021)	(613)	3,933	(714)	3,219
American Funds IS® International Fund—Class 2	—	—	—	354	(2,812)	(2,458)
American Funds IS® New World Fund®—Class 1	113	(29)	84	325	(16)	309
BlackRock® Global Allocation V.I. Fund—Class I	20	(10)	10	387	(14)	373
BlackRock® High Yield V.I. Fund—Class I	35	(28)	7	20	(10)	10
ClearBridge Variable Large Cap Growth Portfolio—Class I	1	—	1	—	—	—
Davis Value Portfolio	2	(29)	(27)	6	(24)	(18)
Delaware VIP® Emerging Markets Series—Standard Class	85	(90)	(5)	106	(30)	76
Delaware VIP® International Value Equity Series—Standard Class	13	(89)	(76)	32	(45)	(13)
Delaware VIP® Small Cap Value Series—Standard Class	107	(165)	(58)	135	(127)	8
Deutsche Alternative Asset Allocation VIP—Class A	2	—	2	1	—	1
Deutsche Global Small Cap VIP—Class A	13	(17)	(4)	12	(11)	1
Deutsche Small Cap Index VIP—Class A	397	(517)	(120)	783	(197)	586
Deutsche Small Mid Cap Value VIP—Class A	32	(14)	18	33	(56)	(23)
DFA VA Global Bond Portfolio	234	(60)	174	332	(22)	310
DFA VA Global Moderate Allocation Portfolio	274	(274)	—	—	—	—
DFA VA International Small Portfolio	96	(180)	(84)	272	(21)	251
DFA VA U.S. Large Value Portfolio	347	(271)	76	224	(12)	212
DFA VA U.S. Targeted Value Portfolio	195	(114)	81	120	(54)	66
DFA VIT Inflation-Protected Securities Portfolio	596	(168)	428	515	(13)	502
Dreyfus IP Technology Growth Portfolio—Initial Shares	68	(18)	50	21	(32)	(11)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	—	—	—	—	—	—
Fidelity® VIP Contrafund® Portfolio—Initial Class	115	(495)	(380)	121	(246)	(125)
Fidelity® VIP Equity-Income Portfolio—Initial Class	24	(13)	11	14	(322)	(308)
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	13	(34)	(21)	30	(48)	(18)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	205	(114)	91	140	(165)	(25)
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	134	(127)	7	89	(128)	(39)
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	92	(104)	(12)	67	(32)	35
Fidelity® VIP Freedom 2050 Portfolio—Initial Class	19	(19)	—	—	—	—
Fidelity® VIP Government Money Market Portfolio—Initial Class	1,985	(2,652)	(667)	2,654	(2,336)	318
Fidelity® VIP Growth Portfolio—Initial Class	28	(12)	16	30	(29)	1
Fidelity® VIP Index 500 Portfolio—Initial Class	952	(1,517)	(565)	1,485	(732)	753
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	329	(506)	(177)	239	(424)	(185)
Fidelity® VIP Mid Cap Portfolio—Initial Class	60	(168)	(108)	88	(558)	(470)
Fidelity® VIP Overseas Portfolio—Initial Class	80	(47)	33	85	(46)	39
Fidelity® VIP Real Estate Portfolio—Initial Class	873	(223)	650	27	(48)	(21)
Fidelity® VIP Strategic Income Portfolio—Initial Class	5	—	5	3	—	3

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's) (Continued):

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Value Portfolio—Initial Class	17	—	17	10	(5)	5
Fidelity® VIP Value Strategies Portfolio—Service Class 2	4	(14)	(10)	4	(6)	(2)
Invesco V.I. American Value Fund—Series I Shares	19	(71)	(52)	36	(144)	(108)
Invesco V.I. Global Real Estate Fund—Series I Shares	44	(55)	(11)	59	(149)	(90)
Invesco V.I. International Growth Fund—Series I Shares	141	(153)	(12)	192	(472)	(280)
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	1	(4)	(3)	14	(9)	5
Janus Henderson VIT Enterprise Portfolio—Institutional Shares	32	(84)	(52)	160	(81)	79
Janus Henderson VIT Flexible Bond Portfolio—Institutional Shares	41	(285)	(244)	156	(161)	(5)
Janus Henderson VIT Forty Portfolio—Institutional Shares	31	(15)	16	20	(71)	(51)
Janus Henderson VIT Global Research Portfolio—Institutional Shares	3	(10)	(7)	5	(7)	(2)
Lazard Retirement International Equity Portfolio—Service Shares	34	(36)	(2)	43	(37)	6
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	3	(6)	(3)	18	(2)	16
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	50	(10)	40	10	(40)	(30)
LVIP Baron Growth Opportunities Fund—Service Class	92	(147)	(55)	76	(171)	(95)
LVIP Mondrian International Value Fund—Standard Class	—	—	—	2	—	2
LVIP SSgA Bond Index Fund—Standard Class	548	(516)	32	1,205	(376)	829
LVIP SSgA Developed International 150 Fund—Standard Class	85	(21)	64	10	(13)	(3)
LVIP SSgA Emerging Markets 100 Fund—Standard Class	171	(200)	(29)	122	(506)	(384)
LVIP SSgA International Index Fund—Standard Class	482	(719)	(237)	1,059	(108)	951
MFS® Global Real Estate Portfolio—Initial Class	1	—	1	1	—	1
MFS® Global Tactical Allocation Portfolio—Initial Class	44	(190)	(146)	23	(172)	(149)
MFS® International Value Portfolio—Initial Class	230	(270)	(40)	183	(337)	(154)
MFS® Investors Trust Series—Initial Class	—	(1)	(1)	—	—	—
MFS® Mid Cap Value Portfolio—Initial Class	96	(67)	29	61	(4)	57
MFS® New Discovery Series—Initial Class	—	—	—	—	—	—
MFS® Value Series—Initial Class	433	(293)	140	416	(228)	188
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	36	(31)	5	35	(127)	(92)
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	23	(2)	21	1	—	1
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	36	(367)	(331)	59	(88)	(29)
Neuberger Berman AMT Large Cap Value Portfolio—Class I	15	(27)	(12)	18	(44)	(26)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	7	—	7	—	—	—
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	9	(15)	(6)	5	(1)	4
Oppenheimer Total Return Bond Fund/VA—Non-Service Shares	—	—	—	—	—	—
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	2	—	2	—	—	—
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	123	(116)	7	171	(193)	(22)
PIMCO VIT High Yield Portfolio—Administrative Class	46	(58)	(12)	53	(15)	38
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	3	(21)	(18)	13	(5)	8
PIMCO VIT Low Duration Portfolio—Administrative Class	121	(273)	(152)	87	(178)	(91)

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000's) (Continued):

	2017			2016
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Real Return Portfolio—Administrative Class	207	(356)	(149)	369	(477)	(108)
PIMCO VIT Total Return Portfolio—Administrative Class	573	(936)	(363)	505	(490)	15
Royce Micro-Cap Portfolio—Investment Class	—	—	—	14	(263)	(249)
T. Rowe Price Blue Chip Growth Portfolio	589	(382)	207	239	(219)	20
T. Rowe Price Equity Index 500 Portfolio	14	(20)	(6)	15	(8)	7
T. Rowe Price International Stock Portfolio	55	(20)	35	54	(31)	23
T. Rowe Price Limited-Term Bond Portfolio	45	(151)	(106)	203	(396)	(193)
T. Rowe Price New America Growth Portfolio	61	(50)	11	52	(47)	5
T. Rowe Price Personal Strategy Balanced Portfolio	49	(96)	(47)	117	(274)	(157)
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	3	(1)	2	3	—	3
TOPS® Balanced ETF Portfolio—Class 2 Shares	53	(4)	49	12	(5)	7
TOPS® Conservative ETF Portfolio—Class 2 Shares	2	(2)	—	4	(4)	—
TOPS® Growth ETF Portfolio—Class 2 Shares	31	(27)	4	5	—	5
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	10	(4)	6	4	(2)	2
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	2	—	2	2	(1)	1
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	4	(1)	3	2	(2)	—
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	18	(6)	12	18	(3)	15
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	5	(14)	(9)	7	(18)	(11)
Voya Russell™ Mid Cap Index Portfolio—Class I	266	(99)	167	198	(54)	144
Voya Small Company Portfolio—Class I	39	(9)	30	151	(7)	144
Not all investment options are available under all policies.

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2017, 2016, 2015, 2014 and 2013:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Absolute Return Multi-Strategy—Initial Class	2017	$292	35	$8.29 to $8.29	(0.2%) to (0.2%)	1.1%
	2016	611	74	8.31 to 8.31	0.1% to 0.1%	0.0%
	2015	397	48	8.30 to 8.30	(8.0%) to (8.0%)	0.0%
	2014	1,424	158	9.02 to 9.02	(11.9%) to (11.9%)	0.0%
	2013	2	—	10.25 to 10.25	2.5% to 2.5%	0.0%
MainStay VP Bond—Initial Class	2017	$68,244	3,818	$17.71 to $23.60	3.5% to 3.8%	2.6%
	2016	57,502	3,335	17.05 to 22.80	3.2% to 3.5%	2.6%
	2015	60,588	3,641	16.47 to 22.09	(0.1%) to 0.2%	2.5%
	2014	50,671	3,044	16.44 to 22.10	5.5% to 5.8%	2.1%
	2013	44,886	2,872	15.53 to 20.95	(2.1%) to (1.8%)	1.9%
MainStay VP Common Stock—Initial Class	2017	$222,960	6,038	$31.19 to $37.36	22.5% to 22.8%	1.4%
	2016	194,631	6,524	25.39 to 30.49	8.8% to 9.1%	1.5%
	2015	189,484	6,975	23.27 to 28.01	0.6% to 0.9%	1.4%
	2014	174,134	6,348	23.07 to 27.84	14.2% to 14.5%	1.3%
	2013	154,381	6,436	20.14 to 24.37	35.3% to 35.7%	1.6%
MainStay VP Convertible—Initial Class	2017	$4,082	140	$24.68 to $32.65	11.7% to 12.0%	1.8%
	2016	3,499	134	22.10 to 29.22	11.7% to 12.1%	4.0%
	2015	3,239	139	19.78 to 26.14	(1.6%) to (1.3%)	2.6%
	2014	2,891	122	20.11 to 26.56	7.7% to 8.0%	3.2%
	2013	2,307	104	18.68 to 24.65	25.0% to 25.3%	2.7%
MainStay VP Cornerstone Growth—Initial Class	2017	$219	9	$25.12 to $25.12	30.4% to 30.4%	0.2%
	2016	285	15	19.26 to 19.26	0.4% to 0.4%	0.2%
	2015	184	10	17.69 to 19.19	2.3% to 2.6%	0.0%
	2014	9,969	535	17.30 to 18.70	8.5% to 8.8%	0.6%
	2013	9,167	536	15.94 to 17.19	24.3% to 24.7%	0.8%
MainStay VP Eagle Small Cap Growth—Initial Class	2017	$6,470	358	$18.08 to $18.08	22.8% to 22.8%	0.0%
	2016	6,220	423	14.72 to 14.72	10.0% to 10.0%	0.0%
	2015	6,141	459	13.38 to 13.38	(0.9%) to (0.9%)	0.0%
	2014	5,986	443	13.50 to 13.50	2.5% to 2.5%	0.0%
	2013	7,767	590	13.17 to 13.17	30.9% to 30.9%	0.1%
MainStay VP Emerging Markets Equity—Initial Class	2017	$12,614	1,131	$10.96 to $11.15	42.7% to 43.1%	1.2%
	2016	6,567	843	7.68 to 7.79	5.9% to 6.2%	0.4%
	2015	9,864	1,346	7.25 to 7.33	(16.5%) to (16.2%)	1.3%
	2014	11,075	1,266	8.68 to 8.75	(12.2%) to (12.0%)	1.0%
	2013	13,674	1,376	9.89 to 9.94	(5.7%) to (5.4%)	0.8%
MainStay VP Epoch U.S. Equity Yield—Initial Class	2017	$384,909	12,946	$26.71 to $29.85	18.3% to 18.7%	1.3%
	2016	337,182	13,462	22.51 to 25.21	4.6% to 4.9%	1.1%
	2015	328,458	13,741	21.46 to 24.10	(4.1%) to (3.8%)	2.7%
	2014	343,912	13,801	22.30 to 25.11	8.6% to 8.9%	1.4%
	2013	318,944	13,900	20.48 to 23.12	29.9% to 30.3%	1.6%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Epoch U.S. Small Cap—Initial Class	2017	$14,008	513	$27.30 to $27.30	15.8% to 15.8%	0.5%
	2016	13,306	564	23.57 to 23.57	16.2% to 16.2%	0.4%
	2015	11,691	576	20.29 to 20.29	(3.9%) to (3.9%)	0.5%
	2014	10,233	485	21.11 to 21.11	6.6% to 6.6%	0.3%
	2013	9,901	500	19.80 to 19.80	37.9% to 37.9%	0.7%
MainStay VP Floating Rate—Initial Class	2017	$6,087	386	$15.78 to $15.78	4.0% to 4.0%	4.2%
	2016	5,182	342	15.17 to 15.17	8.4% to 8.4%	3.9%
	2015	6,013	430	13.99 to 13.99	0.4% to 0.4%	3.8%
	2014	4,533	325	13.93 to 13.93	0.9% to 0.9%	3.9%
	2013	3,615	262	13.81 to 13.81	4.5% to 4.5%	3.9%
MainStay VP Government—Initial Class	2017	$500	31	$16.17 to $16.17	2.1% to 2.1%	2.2%
	2016	1,069	67	15.83 to 15.83	1.1% to 1.1%	1.2%
	2015	2,116	135	15.66 to 20.18	0.2% to 0.5%	2.6%
	2014	2,254	145	15.58 to 20.14	4.3% to 4.6%	2.8%
	2013	1,819	122	14.89 to 19.31	(2.8%) to (2.5%)	3.1%
MainStay VP High Yield Corporate Bond—Initial Class	2017	$40,843	1,607	$25.24 to $35.62	6.5% to 6.9%	6.1%
	2016	41,173	1,733	23.62 to 33.43	15.9% to 16.2%	5.6%
	2015	36,975	1,811	20.32 to 28.85	(1.9%) to (1.6%)	6.0%
	2014	34,339	1,660	20.64 to 29.40	1.5% to 1.8%	5.7%
	2013	32,785	1,614	20.28 to 28.97	6.3% to 6.6%	5.3%
MainStay VP Income Builder—Initial Class	2017	$9,120	447	$20.43 to $20.43	12.2% to 12.2%	3.6%
	2016	8,890	488	18.21 to 18.21	9.0% to 9.0%	4.3%
	2015	9,877	591	16.71 to 16.71	(3.8%) to (3.8%)	4.8%
	2014	9,204	530	17.36 to 17.36	7.8% to 7.8%	5.8%
	2013	7,726	480	16.11 to 16.11	18.0% to 18.0%	4.3%
MainStay VP International Equity—Initial Class	2017	$50,187	1,925	$24.12 to $30.02	32.2% to 32.6%	0.6%
	2016	37,640	1,909	18.19 to 22.70	(5.2%) to (4.9%)	0.8%
	2015	43,231	2,086	19.13 to 23.94	5.8% to 6.2%	1.0%
	2014	41,890	2,140	18.02 to 22.60	(2.9%) to (2.6%)	0.7%
	2013	46,257	2,302	18.51 to 23.27	14.8% to 15.1%	1.2%
MainStay VP Janus Henderson Balanced—Initial Class	2017	$9,940	593	$16.55 to $16.83	18.0% to 18.3%	1.8%
	2016	9,019	636	14.02 to 14.22	4.4% to 4.7%	1.9%
	2015	8,962	661	13.43 to 13.58	0.4% to 0.7%	1.8%
	2014	10,686	794	13.38 to 13.49	8.4% to 8.7%	1.6%
	2013	11,052	891	12.35 to 12.41	19.8% to 20.2%	1.5%
MainStay VP Large Cap Growth—Initial Class	2017	$16,201	524	$17.40 to $31.03	32.0% to 32.4%	0.0%
	2016	15,718	673	13.18 to 23.44	(2.6%) to (2.3%)	0.0%
	2015	15,251	639	13.53 to 23.99	5.9% to 6.2%	0.0%
	2014	668	33	12.78 to 22.59	10.3% to 10.6%	0.0%
	2013	331	20	11.58 to 20.42	36.1% to 36.5%	0.4%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP MFS® Utilities—Initial Class	2017	$3,113	197	$15.62 to $15.85	14.4% to 14.7%	4.1%
	2016	2,485	180	13.65 to 13.81	11.2% to 11.4%	2.8%
	2015	2,870	232	12.28 to 12.40	(14.6%) to (14.4%)	4.1%
	2014	3,565	246	14.38 to 14.48	12.4% to 12.7%	1.8%
	2013	3,200	249	12.79 to 12.85	20.0% to 20.3%	2.2%
MainStay VP Mid Cap Core—Initial Class	2017	$15,430	404	$38.17 to $38.17	19.1% to 19.1%	0.7%
	2016	97,182	2,392	32.04 to 42.32	10.9% to 11.2%	0.8%
	2015	87,757	2,392	28.82 to 38.16	(3.9%) to (3.7%)	0.6%
	2014	90,129	2,345	29.92 to 39.72	14.1% to 14.4%	0.5%
	2013	80,398	2,394	26.16 to 34.81	41.8% to 42.2%	1.0%
MainStay VP S&P 500 Index—Initial Class	2017	$392,986	12,825	$30.40 to $31.25	21.1% to 21.5%	1.5%
	2016	236,566	9,419	25.02 to 25.79	11.3% to 11.6%	1.6%
	2015	223,328	9,902	22.42 to 23.16	0.8% to 1.1%	1.4%
	2014	218,455	9,766	22.17 to 22.96	13.0% to 13.3%	1.5%
	2013	195,120	9,859	19.56 to 20.31	31.6% to 32.0%	1.6%
MainStay VP Small Cap Core—Initial Class	2017	$6,241	485	$12.82 to $12.87	13.6% to 13.9%	0.0%
	2016	4,730	419	11.28 to 11.29	12.8% to 12.9%	0.2%
MainStay VP T. Rowe Price Equity Income—Initial Class	2017	$17,216	902	$18.79 to $19.11	15.9% to 16.2%	2.2%
	2016	13,753	837	16.22 to 16.45	18.5% to 18.8%	1.9%
	2015	15,318	1,108	13.69 to 13.84	(7.1%) to (6.8%)	1.7%
	2014	24,739	1,667	14.73 to 14.85	7.4% to 7.7%	1.4%
	2013	27,606	2,004	13.71 to 13.78	30.0% to 30.4%	1.3%
MainStay VP U.S. Government Money Market—Initial Class	2017	$55,763	47,073	$1.14 to $1.30	0.1% to 0.4%	0.4%
	2016	87,734	74,727	1.14 to 1.30	(0.3%) to 0.0%	0.0%
	2015	76,382	65,148	1.14 to 1.30	(0.3%) to 0.0%	0.0%
	2014	108,877	92,621	1.15 to 1.30	(0.3%) to 0.0%	0.0%
	2013	123,000	104,719	1.15 to 1.31	(0.3%) to 0.0%	0.0%
MainStay VP VanEck Global Hard Assets—Initial Class	2017	$2,208	265	$8.33 to $8.33	(0.7%) to (0.7%)	0.0%
	2016	2,958	353	8.39 to 8.39	43.3% to 43.3%	0.5%
	2015	4,098	700	5.85 to 5.85	(33.0%) to (33.0%)	0.4%
	2014	4,149	475	8.73 to 8.73	(18.8%) to (18.8%)	0.4%
	2013	5,238	487	10.75 to 10.75	11.0% to 11.0%	1.2%
AB® VPS International Value Portfolio—Class A	2017	$3	—	$8.34 to $8.34	25.4% to 25.4%	0.7%
	2016	23	3	6.65 to 6.65	(0.5%) to (0.5%)	1.3%
	2015	23	3	6.68 to 6.68	2.6% to 2.6%	2.5%
	2014	23	4	6.52 to 6.52	(6.2%) to (6.2%)	3.6%
	2013	25	4	6.95 to 6.95	23.0% to 23.0%	6.2%
AB® VPS Small/Mid Cap Value Portfolio—Class A	2017	$4,788	178	$26.85 to $26.85	13.1% to 13.1%	0.5%
	2016	6,430	271	23.73 to 23.73	25.1% to 25.1%	0.6%
	2015	4,123	217	18.97 to 18.97	(5.5%) to (5.5%)	0.8%
	2014	4,518	225	20.07 to 20.07	9.2% to 9.2%	0.7%
	2013	3,995	217	18.38 to 18.38	38.1% to 38.1%	0.5%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Alger SMid Cap Focus Portfolio—Class I-2	2017	$961	46	$20.96 to $20.96	36.9% to 36.9%	0.0%
	2016	554	36	15.31 to 15.31	3.8% to 3.8%	0.0%
	2015	493	33	14.74 to 14.74	(0.4%) to (0.4%)	0.0%
	2014	442	30	14.80 to 14.80	4.9% to 4.9%	0.0%
	2013	453	32	14.11 to 14.11	32.2% to 32.2%	0.0%
American Century Investments® VP Inflation Protection Fund—Class II	2017	$3,317	318	$10.42 to $10.42	3.7% to 3.7%	2.3%
	2016	3,326	331	10.05 to 10.05	4.4% to 4.4%	1.9%
	2015	3,422	356	9.63 to 9.63	(2.5%) to (2.5%)	1.7%
	2014	877	89	9.87 to 9.87	3.3% to 3.3%	1.3%
	2013	648	68	9.55 to 9.55	(8.5%) to (8.5%)	1.5%
American Century Investments® VP Mid Cap Value Fund—Class II	2017	$1,754	110	$15.92 to $15.92	11.5% to 11.5%	1.3%
	2016	4,271	299	14.28 to 14.28	22.7% to 22.7%	1.5%
	2015	4,172	358	11.64 to 11.64	(1.6%) to (1.6%)	1.6%
	2014	527	45	11.83 to 11.83	16.2% to 16.2%	1.0%
American Century Investments® VP Value Fund—Class II	2017	$16,357	654	$24.88 to $26.53	8.3% to 8.6%	1.5%
	2016	17,852	776	22.92 to 24.50	20.0% to 20.3%	1.6%
	2015	13,149	687	19.05 to 20.42	(4.3%) to (4.0%)	2.1%
	2014	5,797	289	19.85 to 21.33	12.6% to 12.9%	1.4%
	2013	4,619	259	17.59 to 18.94	31.2% to 31.5%	1.5%
American Funds IS® Asset Allocation Fund—Class 1	2017	$3,135	262	$11.96 to $11.96	16.5% to 16.5%	1.8%
	2016	3,967	386	10.27 to 10.27	2.7% to 2.7%	1.5%
American Funds IS® Asset Allocation Fund—Class 2	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	3,157	193	16.38 to 16.38	1.4% to 1.4%	1.8%
	2014	2,494	154	16.15 to 16.15	5.4% to 5.4%	1.2%
	2013	2,562	167	15.33 to 15.33	23.7% to 23.7%	1.5%
American Funds IS® Global Bond Fund—Class 1	2017	$21	2	$11.02 to $11.02	7.1% to 7.1%	1.0%
	2016	5	—	10.29 to 10.29	2.9% to 2.9%	0.7%
American Funds IS® Global Growth Fund—Class 1	2017	$2,066	87	$23.79 to $23.79	31.8% to 31.8%	0.9%
	2016	1,935	107	18.05 to 18.05	0.9% to 0.9%	1.2%
	2015	1,923	107	17.90 to 17.90	7.2% to 7.2%	1.3%
	2014	1,529	92	16.69 to 16.69	2.5% to 2.5%	1.1%
	2013	2,147	132	16.28 to 16.28	29.5% to 29.5%	1.6%
American Funds IS® Global Small Capitalization Fund—Class 1	2017	$1,318	102	$12.95 to $12.95	26.2% to 26.2%	0.7%
	2016	984	96	10.26 to 10.26	2.6% to 2.6%	0.4%
American Funds IS® Global Small Capitalization Fund—Class 2	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	1,156	81	10.09 to 14.28	0.0% to 0.3%	0.0%
	2014	1,069	75	10.09 to 14.24	1.9% to 2.1%	0.1%
	2013	841	60	9.90 to 13.94	28.0% to 28.3%	1.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
American Funds IS® Growth Fund—Class 1	2017	$10,742	796	$13.49 to $13.49	28.6% to 28.6%	0.7%
	2016	8,945	853	10.49 to 10.49	4.9% to 4.9%	0.6%
American Funds IS® Growth Fund—Class 2	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	14,478	820	17.65 to 17.65	6.9% to 6.9%	0.6%
	2014	14,288	865	16.52 to 16.52	8.5% to 8.5%	0.8%
	2013	12,535	823	15.22 to 15.22	30.1% to 30.1%	1.0%
American Funds IS® Growth-Income Fund—Class 1	2017	$1,746	135	$12.87 to $12.92	22.4% to 22.7%	1.8%
	2016	1,506	143	10.52 to 10.53	5.2% to 5.3%	1.5%
American Funds IS® Growth-Income Fund—Class 2	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	1,001	64	15.45 to 17.98	1.2% to 1.5%	1.4%
	2014	835	55	15.23 to 15.23	10.6% to 10.6%	1.3%
	2013	905	66	13.77 to 13.77	33.5% to 33.5%	1.4%
American Funds IS® International Fund—Class 1	2017	$34,901	2,606	$13.39 to $13.39	32.5% to 32.5%	1.5%
	2016	32,553	3,219	10.11 to 10.11	1.1% to 1.1%	1.4%
American Funds IS® International Fund—Class 2	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	29,770	2,458	12.11 to 12.11	(4.5%) to (4.5%)	1.6%
	2014	23,507	1,853	12.69 to 12.69	(2.7%) to (2.7%)	1.4%
	2013	22,758	1,746	13.03 to 13.03	21.6% to 21.6%	1.4%
American Funds IS® New World Fund®—Class 1	2017	$5,089	393	$12.96 to $12.96	29.7% to 29.7%	1.3%
	2016	3,085	309	9.99 to 9.99	(0.1%) to (0.1%)	1.0%
BlackRock® Global Allocation V.I. Fund—Class I	2017	$4,967	429	$11.58 to $11.58	13.9% to 13.9%	1.3%
	2016	4,258	419	10.17 to 10.17	4.1% to 4.1%	2.0%
	2015	453	46	9.77 to 9.77	(0.7%) to (0.7%)	1.5%
BlackRock® High Yield V.I. Fund—Class I	2017	$200	17	$11.81 to $11.81	7.3% to 7.3%	5%
	2016	114	10	11.01 to 11.01	12.9% to 12.9%	4.5%
ClearBridge Variable Large Cap Growth Portfolio—Class I	2017	$7	1	$11.44 to $11.44	14.4% to 14.4%	0.2%
Davis Value Portfolio	2017	$413	18	$22.37 to $22.37	22.6% to 22.6%	0.4%
	2016	815	45	18.25 to 18.25	11.9% to 11.9%	1.3%
	2015	1,025	63	16.31 to 16.31	1.6% to 1.6%	0.8%
	2014	1,076	67	16.05 to 16.05	6.1% to 6.1%	1.0%
	2013	747	49	15.14 to 15.14	33.4% to 33.4%	0.9%
Delaware VIP® Emerging Markets Series—Standard Class	2017	$1,819	125	$14.52 to $14.52	40.6% to 40.6%	0.5%
	2016	1,345	130	10.33 to 10.33	13.9% to 13.9%	1.1%
	2015	489	54	9.07 to 9.07	(14.5%) to (14.5%)	1.1%
	2014	6	1	10.61 to 10.61	6.1% to 6.1%	0.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Delaware VIP® International Value Equity Series—Standard Class	2017	$830	82	$10.16 to $10.16	22.5% to 22.5%	1.8%
	2016	1,314	158	8.30 to 8.30	4.2% to 4.2%	1.8%
	2015	1,360	171	7.96 to 7.96	0.5% to 0.5%	1.9%
	2014	1,542	195	7.92 to 7.92	(8.7%) to (8.7%)	1.6%
	2013	2,417	279	8.68 to 8.68	22.8% to 22.8%	1.7%
Delaware VIP® Small Cap Value Series—Standard Class	2017	$12,150	606	$20.06 to $20.06	12.0% to 12.0%	0.8%
	2016	11,888	664	17.90 to 17.90	31.4% to 31.4%	1.0%
	2015	8,941	656	13.62 to 13.62	(6.2%) to (6.2%)	0.7%
	2014	5,560	383	14.53 to 14.53	5.9% to 5.9%	0.6%
	2013	5,310	387	13.72 to 13.72	33.5% to 33.5%	0.7%
Deutsche Alternative Asset Allocation VIP—Class A	2017	$27	3	$10.45 to $10.45	7.4% to 7.4%	1.9%
	2016	14	1	9.73 to 9.73	5.3% to 5.3%	2.3%
	2015	2	—	9.24 to 9.24	(6.3%) to (6.3%)	0.0%
Deutsche Global Small Cap VIP—Class A	2017	$236	14	$16.42 to $16.42	20.0% to 20.0%	0.0%
	2016	243	18	13.68 to 13.68	1.6% to 1.6%	0.4%
	2015	229	17	13.47 to 13.47	1.2% to 1.2%	1.3%
	2014	856	64	13.31 to 13.31	(4.1%) to (4.1%)	0.9%
	2013	725	52	13.88 to 13.88	35.9% to 35.9%	0.0%
Deutsche Small Cap Index VIP—Class A	2017	$44,216	1,460	$30.28 to $30.28	14.3% to 14.3%	1.0%
	2016	41,846	1,580	26.49 to 26.49	21.0% to 21.0%	0.9%
	2015	21,751	994	21.89 to 21.89	(4.6%) to (4.6%)	1.1%
	2014	23,327	1,017	22.94 to 22.94	4.7% to 4.7%	1.0%
	2013	19,873	907	21.90 to 21.90	38.6% to 38.6%	1.6%
Deutsche Small Mid Cap Value VIP—Class A	2017	$1,503	79	$19.09 to $19.09	10.5% to 10.5%	0.7%
	2016	1,060	61	17.27 to 17.27	16.9% to 16.9%	0.6%
	2015	1,236	84	14.77 to 14.77	(1.9%) to (1.9%)	0.3%
	2014	1,788	119	15.06 to 15.06	5.5% to 5.5%	0.9%
	2013	2,221	156	14.27 to 14.27	35.2% to 35.2%	1.1%
DFA VA Global Bond Portfolio	2017	$5,011	484	$10.35 to $10.35	2.1% to 2.1%	2.0%
	2016	3,148	310	10.14 to 10.14	1.7% to 1.7%	4.6%
DFA VA International Small Portfolio	2017	$3,544	246	$14.43 to $14.43	29.9% to 29.9%	2.6%
	2016	3,664	330	11.11 to 11.11	6.2% to 6.2%	3.8%
	2015	825	79	10.45 to 10.45	5.8% to 5.8%	4.3%
	2014	—	—	9.88 to 9.88	(1.2%) to (1.2%)	0.0%
DFA VA U.S. Large Value Portfolio	2017	$4,058	295	$13.75 to $13.75	19.1% to 19.1%	2.0%
	2016	2,528	219	11.54 to 11.54	18.9% to 18.9%	4.7%
	2015	65	7	9.71 to 9.71	(3.4%) to (3.4%)	5.3%
DFA VA U.S. Targeted Value Portfolio	2017	$4,907	342	$14.35 to $14.35	9.8% to 9.8%	1.1%
	2016	3,413	261	13.07 to 13.07	27.5% to 27.5%	1.1%
	2015	2,002	195	10.25 to 10.25	(5.2%) to (5.2%)	1.0%
	2014	376	35	10.82 to 10.82	3.7% to 3.7%	1.2%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
DFA VIT Inflation-Protected Securities Portfolio	2017	$9,911	930	$10.66 to $10.66	3.3% to 3.3%	2.8%
	2016	5,186	502	10.32 to 10.32	4.5% to 4.5%	1.7%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2017	$6,744	194	$34.82 to $34.82	42.6% to 42.6%	0.0%
	2016	3,521	144	24.41 to 24.41	4.7% to 4.7%	0.0%
	2015	3,622	155	23.31 to 23.31	6.2% to 6.2%	0.0%
	2014	3,351	153	21.96 to 21.96	6.8% to 6.8%	0.0%
	2013	3,315	161	20.55 to 20.55	32.8% to 32.8%	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2017	$14	1	$23.18 to $23.18	24.7% to 24.7%	0.0%
	2016	16	1	18.59 to 18.59	17.1% to 17.1%	0.0%
	2015	19	1	15.88 to 15.88	(2.3%) to (2.3%)	0.0%
	2014	23	1	16.25 to 16.25	1.6% to 1.6%	0.0%
	2013	25	2	15.99 to 15.99	48.5% to 48.5%	0.0%
Fidelity® VIP Contrafund® Portfolio—Initial Class	2017	$16,160	459	$34.39 to $45.52	21.5% to 21.9%	1.0%
	2016	23,995	839	28.22 to 37.46	7.7% to 8.0%	0.8%
	2015	25,531	964	26.13 to 34.79	0.4% to 0.7%	1.0%
	2014	35,101	1,339	25.95 to 34.66	11.6% to 11.9%	1.0%
	2013	29,226	1,246	23.18 to 31.06	30.9% to 31.3%	1.0%
Fidelity® VIP Equity-Income Portfolio—Initial Class	2017	$2,280	90	$25.39 to $30.48	12.6% to 12.9%	1.9%
	2016	1,785	79	22.49 to 27.06	17.7% to 18.0%	0.7%
	2015	7,381	387	19.05 to 22.99	(4.3%) to (4.0%)	3.7%
	2014	6,606	333	19.84 to 24.00	8.4% to 8.7%	2.9%
	2013	6,210	340	18.25 to 22.13	27.8% to 28.1%	2.6%
Fidelity® VIP Freedom 2010 Portfolio—Initial Class	2017	$2,252	114	$19.81 to $19.81	13.1% to 13.1%	1.5%
	2016	2,373	135	17.52 to 17.52	5.5% to 5.5%	1.4%
	2015	2,540	153	16.61 to 16.61	(0.3%) to (0.3%)	1.5%
	2014	11,988	720	16.66 to 16.66	4.5% to 4.5%	1.6%
	2013	11,997	753	15.94 to 15.94	13.5% to 13.5%	1.9%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2017	$14,068	681	$17.95 to $20.67	16.3% to 16.6%	1.6%
	2016	10,464	590	15.43 to 17.73	5.9% to 6.1%	1.6%
	2015	10,267	615	14.57 to 16.70	(0.5%) to (0.3%)	1.8%
	2014	20,420	1,219	14.65 to 16.75	4.6% to 4.8%	1.8%
	2013	16,597	1,039	14.01 to 15.98	15.7% to 16.0%	1.8%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2017	$8,675	403	$21.52 to $21.52	21.0% to 21.0%	1.4%
	2016	7,054	396	17.79 to 17.79	6.6% to 6.6%	1.5%
	2015	7,254	435	16.69 to 16.69	(0.2%) to (0.2%)	1.8%
	2014	12,260	733	16.73 to 16.73	5.0% to 5.0%	1.8%
	2013	8,115	509	15.94 to 15.94	21.7% to 21.7%	1.8%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2017	$4,385	189	$23.22 to $23.22	23.6% to 23.6%	1.2%
	2016	3,772	201	18.79 to 18.79	6.8% to 6.8%	1.4%
	2015	2,923	166	17.59 to 17.59	(0.3%) to (0.3%)	1.7%
	2014	4,181	237	17.63 to 17.63	4.9% to 4.9%	1.8%
	2013	2,757	164	16.81 to 16.81	25.3% to 25.3%	1.7%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Government Money Market Portfolio—Initial Class	2017	$33,090	3,256	$10.16 to $10.16	0.7% to 0.7%	0.7%
	2016	39,590	3,923	10.09 to 10.09	0.2% to 0.2%	0.2%
	2015	36,316	3,605	10.07 to 10.07	0.0% to 0.0%	0.0%
	2014	39,901	3,962	10.07 to 10.07	0.0% to 0.0%	0.0%
	2013	31,467	3,125	10.07 to 10.07	0.0% to 0.0%	0.0%
Fidelity® VIP Growth Portfolio—Initial Class	2017	$2,551	84	$30.49 to $30.90	34.8% to 35.1%	0.2%
	2016	1,537	68	22.57 to 22.92	0.5% to 0.8%	0.0%
	2015	1,496	67	22.39 to 22.80	6.9% to 7.2%	0.2%
	2014	2,652	127	20.89 to 21.32	11.0% to 11.3%	0.2%
	2013	2,136	114	18.77 to 19.21	36.0% to 36.3%	0.3%
Fidelity® VIP Index 500 Portfolio—Initial Class	2017	$164,443	5,317	$30.93 to $37.10	21.4% to 21.7%	1.9%
	2016	149,461	5,882	25.41 to 30.55	11.6% to 11.9%	1.6%
	2015	116,508	5,129	22.72 to 27.38	1.1% to 1.3%	2.0%
	2014	99,603	4,444	22.42 to 27.09	13.3% to 13.6%	1.7%
	2013	78,529	3,979	19.74 to 23.91	31.9% to 32.2%	1.9%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2017	$24,043	1,341	$17.82 to $19.78	4.0% to 4.2%	2.4%
	2016	26,091	1,518	17.10 to 19.03	4.5% to 4.7%	2.2%
	2015	27,943	1,703	16.33 to 18.22	(0.8%) to (0.6%)	2.7%
	2014	14,672	884	16.43 to 18.37	5.6% to 5.8%	2.5%
	2013	10,679	678	15.52 to 17.40	(2.0%) to (1.8%)	2.3%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2017	$14,062	353	$38.82 to $48.24	20.5% to 20.8%	0.6%
	2016	15,097	461	32.13 to 40.03	12.0% to 12.2%	0.3%
	2015	26,901	931	28.63 to 35.76	(1.6%) to (1.4%)	0.5%
	2014	32,068	1,096	29.03 to 36.35	6.0% to 6.3%	0.3%
	2013	33,931	1,233	27.32 to 34.29	35.9% to 36.2%	0.5%
Fidelity® VIP Overseas Portfolio—Initial Class	2017	$13,514	634	$21.32 to $21.32	30.3% to 30.3%	1.5%
	2016	9,833	601	16.37 to 16.37	(5.1%) to (5.1%)	1.5%
	2015	9,687	562	13.52 to 17.24	3.4% to 3.6%	1.4%
	2014	10,512	632	13.08 to 16.64	(8.3%) to (8.1%)	1.3%
	2013	11,719	648	14.26 to 18.10	30.1% to 30.4%	1.4%
Fidelity® VIP Real Estate Portfolio—Initial Class	2017	$12,570	869	$14.46 to $14.46	4.1% to 4.1%	2.0%
	2016	3,042	219	13.90 to 13.90	5.7% to 5.7%	1.4%
	2015	3,153	240	13.14 to 13.14	3.7% to 3.7%	2.3%
	2014	2,001	158	12.67 to 12.67	30.2% to 30.2%	2.2%
	2013	799	82	9.73 to 9.73	(2.7%) to (2.7%)	0.0%
Fidelity® VIP Strategic Income Portfolio—Initial Class	2017	$84	8	$10.83 to $10.83	7.8% to 7.8%	4.2%
	2016	30	3	10.05 to 10.05	0.5% to 0.5%	12.4%
Fidelity® VIP Value Portfolio—Initial Class	2017	$377	31	$12.23 to $12.23	15.6% to 15.6%	2.1%
	2016	149	14	10.58 to 10.58	12.1% to 12.1%	1.1%
	2015	87	9	9.44 to 9.44	(5.6%) to (5.6%)	1.5%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Value Strategies Portfolio—Service Class 2	2017	$302	10	$29.07 to $29.07	19.1% to 19.1%	1.2%
	2016	496	20	24.41 to 24.41	9.3% to 9.3%	0.9%
	2015	495	22	22.34 to 22.34	(3.2%) to (3.2%)	0.8%
	2014	558	24	23.08 to 23.08	6.5% to 6.5%	0.8%
	2013	495	23	21.67 to 21.67	30.2% to 30.2%	0.5%
Invesco V.I. American Value Fund—Series I Shares	2017	$3,707	90	$41.23 to $41.23	10.0% to 10.0%	0.8%
	2016	5,332	142	37.50 to 37.50	15.5% to 15.5%	0.3%
	2015	8,110	250	32.47 to 32.47	(9.1%) to (9.1%)	0.3%
	2014	8,387	235	35.73 to 35.73	9.8% to 9.8%	0.4%
	2013	9,740	299	32.55 to 32.55	34.3% to 34.3%	0.8%
Invesco V.I. Global Real Estate Fund—Series I Shares	2017	$3,585	225	$13.94 to $16.04	12.8% to 13.0%	3.2%
	2016	3,338	236	12.36 to 14.19	1.8% to 2.0%	1.3%
	2015	4,516	326	12.14 to 13.90	(1.7%) to (1.5%)	3.2%
	2014	4,925	350	12.35 to 14.11	14.3% to 14.6%	1.7%
	2013	3,396	277	10.81 to 12.31	2.5% to 2.7%	3.8%
Invesco V.I. International Growth Fund—Series I Shares	2017	$17,230	911	$18.91 to $18.91	23.0% to 23.0%	1.5%
	2016	14,193	923	15.37 to 15.37	(0.5%) to (0.5%)	1.1%
	2015	18,574	1,203	15.44 to 15.44	(2.3%) to (2.3%)	1.5%
	2014	16,219	1,026	15.81 to 15.81	0.3% to 0.3%	1.6%
	2013	13,105	832	15.76 to 15.76	19.0% to 19.0%	1.2%
Invesco V.I. Mid Cap Core Equity Fund—Series I Shares	2017	$887	47	$19.01 to $19.01	14.9% to 14.9%	0.5%
	2016	825	50	16.54 to 16.54	13.4% to 13.4%	0.1%
	2015	650	45	14.58 to 14.58	(4.0%) to (4.0%)	0.4%
	2014	752	49	15.20 to 15.20	4.4% to 4.4%	0.1%
	2013	377	26	14.55 to 14.55	28.8% to 28.8%	0.7%
Janus Henderson VIT Enterprise Portfolio—Institutional Shares	2017	$10,628	232	$45.89 to $45.89	27.4% to 27.4%	0.3%
	2016	10,232	284	36.02 to 36.02	12.4% to 12.4%	0.2%
	2015	6,562	205	32.05 to 32.05	4.0% to 4.0%	0.7%
	2014	7,199	234	30.81 to 30.81	12.5% to 12.5%	0.2%
	2013	6,144	224	27.38 to 27.38	32.4% to 32.4%	0.5%
Janus Henderson VIT Flexible Bond Portfolio—Institutional Shares	2017	$2,384	225	$10.61 to $10.61	3.6% to 3.6%	3.0%
	2016	4,799	469	10.24 to 10.24	2.5% to 2.5%	3.0%
	2015	4,731	474	9.99 to 9.99	0.2% to 0.2%	3.1%
	2014	1	—	9.97 to 9.97	(0.3%) to (0.3%)	0.0%
Janus Henderson VIT Forty Portfolio—Institutional Shares	2017	$4,043	122	$33.05 to $33.05	30.3% to 30.3%	0.0%
	2016	2,682	106	25.36 to 25.36	2.2% to 2.2%	0.0%
	2015	3,905	157	24.81 to 24.81	12.2% to 12.2%	0.0%
	2014	3,163	143	22.11 to 22.11	8.7% to 8.7%	0.2%
	2013	3,616	178	20.34 to 20.34	31.2% to 31.2%	0.7%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Janus Henderson VIT Global Research Portfolio—Institutional Shares	2017	$616	28	$21.34 to $22.56	26.6% to 27.0%	0.8%
	2016	599	35	16.80 to 17.81	1.8% to 2.1%	1.1%
	2015	618	37	16.46 to 17.50	(2.6%) to (2.3%)	0.7%
	2014	654	38	16.85 to 17.97	7.1% to 7.4%	1.1%
	2013	476	29	15.68 to 16.77	28.0% to 28.4%	1.2%
Lazard Retirement International Equity Portfolio—Service Shares	2017	$2,578	140	$15.19 to $18.65	22.0% to 22.3%	2.6%
	2016	2,144	142	12.45 to 15.24	(4.5%) to (4.3%)	1.3%
	2015	2,148	136	13.04 to 15.93	1.5% to 1.7%	1.6%
	2014	3,692	237	12.85 to 15.65	(4.4%) to (4.2%)	1.5%
	2013	4,023	249	13.45 to 16.34	20.5% to 20.8%	1.3%
Lord Abbett Series Fund Developing Growth Portfolio—Class VC	2017	$204	17	$11.68 to $11.68	29.9% to 29.9%	0.0%
	2016	178	20	8.99 to 8.99	(2.6%) to (2.6%)	0.0%
	2015	35	4	9.23 to 9.23	(8.2%) to (8.2%)	0.0%
Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC	2017	$2,588	99	$26.06 to $32.50	6.6% to 6.8%	0.6%
	2016	1,449	59	24.39 to 30.50	16.1% to 16.4%	0.5%
	2015	1,877	89	20.95 to 26.27	(4.0%) to (3.8%)	0.5%
	2014	5,780	265	21.78 to 27.37	11.2% to 11.5%	0.4%
	2013	5,213	267	19.53 to 24.60	30.0% to 30.3%	0.4%
LVIP Baron Growth Opportunities Fund—Service Class	2017	$12,743	434	$21.99 to $29.48	26.9% to 27.2%	0.0%
	2016	11,301	489	17.32 to 23.17	5.3% to 5.6%	0.5%
	2015	12,785	584	16.45 to 21.95	(5.0%) to (4.8%)	0.0%
	2014	15,489	674	17.32 to 23.05	4.6% to 4.9%	0.2%
	2013	12,466	567	16.56 to 21.98	39.7% to 40.1%	0.4%
LVIP Mondrian International Value Fund—Standard Class	2017	$20	2	$11.65 to $11.65	21.3% to 21.3%	3.6%
	2016	15	2	9.60 to 9.60	4.0% to 4.0%	3.1%
LVIP SSgA Bond Index Fund—Standard Class	2017	$21,597	1,930	$11.19 to $11.19	3.2% to 3.2%	2.5%
	2016	20,579	1,898	10.84 to 10.84	2.3% to 2.3%	3.0%
	2015	11,329	1,069	10.60 to 10.60	0.3% to 0.3%	2.5%
	2014	11,617	1,098	10.58 to 10.58	5.8% to 5.8%	3.4%
	2013	3,939	394	10.00 to 10.00	(2.6%) to (2.6%)	2.0%
LVIP SSgA Developed International 150 Fund—Standard Class	2017	$4,731	274	$17.25 to $17.25	23.6% to 23.6%	5.0%
	2016	2,937	210	13.96 to 13.96	9.7% to 9.7%	3.9%
	2015	2,715	213	12.72 to 12.72	(4.3%) to (4.3%)	3.3%
	2014	1,136	85	13.29 to 13.29	0.9% to 0.9%	4.2%
	2013	650	49	13.17 to 13.17	20.3% to 20.3%	7.2%
LVIP SSgA Emerging Markets 100 Fund—Standard Class	2017	$7,201	636	$11.31 to $11.31	23.8% to 23.8%	2.6%
	2016	6,071	665	9.14 to 9.14	15.4% to 15.4%	2.2%
	2015	8,303	1,049	7.92 to 7.92	(17.0%) to (17.0%)	4.6%
	2014	6,115	641	9.54 to 9.54	(3.4%) to (3.4%)	4.2%
	2013	2,749	278	9.87 to 9.87	(2.8%) to (2.8%)	2.8%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
LVIP SSgA International Index Fund—Standard Class	2017	$22,580	1,469	$15.37 to $15.37	24.7% to 24.7%	2.7%
	2016	21,031	1,706	12.33 to 12.33	1.0% to 1.0%	4.7%
	2015	9,220	755	12.21 to 12.21	(1.2%) to (1.2%)	3.1%
	2014	6,139	497	12.36 to 12.36	(5.8%) to (5.8%)	3.7%
	2013	2,390	182	13.12 to 13.12	21.0% to 21.0%	1.7%
MFS® Global Real Estate Portfolio—Initial Class	2017	$27	2	$12.33 to $12.33	13.3% to 13.3%	4.7%
	2016	12	1	10.88 to 10.88	7.9% to 7.9%	0.0%
MFS® Global Tactical Allocation Portfolio—Initial Class	2017	$2,508	165	$15.24 to $15.24	10.8% to 10.8%	3.2%
	2016	4,275	311	13.75 to 13.75	6.2% to 6.2%	0.0%
	2015	5,950	460	12.95 to 12.95	(2.2%) to (2.2%)	5.2%
	2014	9,943	751	13.24 to 13.24	4.5% to 4.5%	3.0%
	2013	2,512	198	12.68 to 12.68	8.8% to 8.8%	1.5%
MFS® International Value Portfolio—Initial Class	2017	$22,606	1,047	$21.60 to $21.60	27.1% to 27.1%	1.4%
	2016	18,460	1,087	16.99 to 16.99	4.1% to 4.1%	1.4%
	2015	20,257	1,241	16.16 to 16.33	6.4% to 6.7%	2.0%
	2014	12,991	849	15.19 to 15.31	1.1% to 1.3%	1.8%
	2013	11,300	748	15.11 to 15.11	27.9% to 27.9%	1.5%
MFS® Investors Trust Series—Initial Class	2017	$90	2	$36.08 to $36.08	23.0% to 23.0%	0.7%
	2016	75	3	29.32 to 29.32	8.3% to 8.3%	0.9%
	2015	70	3	27.07 to 27.07	(0.0%) to (0.0%)	0.9%
	2014	71	3	27.08 to 27.08	10.7% to 10.7%	0.8%
	2013	96	4	24.46 to 24.46	31.7% to 31.7%	1.1%
MFS® Mid Cap Value Portfolio—Initial Class	2017	$1,039	86	$12.02 to $12.02	13.7% to 13.7%	1.2%
	2016	606	57	10.57 to 10.57	5.7% to 5.7%	0.0%
MFS® New Discovery Series—Initial Class	2017	$6	—	$31.71 to $31.71	26.7% to 26.7%	0.0%
	2016	7	—	25.04 to 25.04	9.1% to 9.1%	0.0%
	2015	10	—	22.96 to 22.96	(1.9%) to (1.9%)	0.0%
	2014	12	1	23.40 to 23.40	(7.3%) to (7.3%)	0.0%
	2013	14	1	25.23 to 25.23	41.5% to 41.5%	0.0%
MFS® Value Series—Initial Class	2017	$39,038	1,263	$30.92 to $30.92	17.7% to 17.7%	1.9%
	2016	29,507	1,123	26.28 to 26.28	14.1% to 14.1%	2.2%
	2015	21,526	935	23.03 to 23.03	(0.7%) to (0.7%)	2.3%
	2014	21,677	934	23.20 to 23.20	10.5% to 10.5%	1.4%
	2013	20,582	980	21.00 to 21.00	35.9% to 35.9%	1.2%
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	2017	$6,147	248	$24.79 to $24.79	9.7% to 9.7%	5.6%
	2016	5,498	243	22.60 to 22.60	10.6% to 10.6%	6.2%
	2015	6,849	335	18.59 to 20.44	(1.4%) to (1.1%)	5.4%
	2014	6,346	307	18.84 to 20.67	2.7% to 2.9%	5.5%
	2013	6,528	325	18.35 to 20.08	(9.0%) to (8.7%)	4.4%
Morgan Stanley VIF Global Infrastructure Portfolio—Class I	2017	$284	22	$12.68 to $12.68	13.0% to 13.0%	1.2%
	2016	11	1	11.23 to 11.23	15.3% to 15.3%	0.0%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	2017	$4,927	142	$34.70 to $41.39	2.9% to 3.1%	1.0%
	2016	15,932	473	33.65 to 40.24	6.5% to 6.8%	1.3%
	2015	15,821	502	31.50 to 37.77	1.9% to 2.2%	1.3%
	2014	13,710	444	30.83 to 37.06	29.4% to 29.7%	1.4%
	2013	10,087	424	23.77 to 28.64	1.8% to 2.1%	1.2%
Neuberger Berman AMT Large Cap Value Portfolio—Class I	2017	$619	36	$17.36 to $17.36	13.4% to 13.4%	0.5%
	2016	736	48	15.31 to 15.31	27.4% to 27.4%	0.8%
	2015	892	74	12.02 to 12.02	(11.8%) to (11.8%)	0.9%
	2014	1,010	74	13.63 to 13.63	9.9% to 9.9%	0.8%
	2013	854	69	12.41 to 12.41	31.1% to 31.1%	1.1%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I	2017	$86	7	$12.92 to $12.92	16.7% to 16.7%	1.4%
	2016	3	—	11.07 to 11.07	16.2% to 16.2%	0.9%
Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares	2017	$280	13	$20.93 to $20.93	26.8% to 26.8%	0.1%
	2016	307	19	16.50 to 16.50	(2.2%) to (2.2%)	0.4%
	2015	256	15	16.87 to 16.87	3.5% to 3.5%	0.1%
	2014	216	13	16.29 to 16.29	15.4% to 15.4%	0.4%
	2013	162	11	14.12 to 14.12	29.7% to 29.7%	1.0%
Oppenheimer Total Return Bond Fund/VA—Non-Service Shares	2017	$1	—	$12.74 to $12.74	4.6% to 4.6%	2.4%
	2016	1	—	12.18 to 12.18	3.3% to 3.3%	3.7%
	2015	1	—	11.79 to 11.79	1.0% to 1.0%	4.0%
	2014	1	—	11.68 to 11.68	7.3% to 7.3%	5.2%
	2013	1	—	10.89 to 10.89	(0.1%) to (0.1%)	5.1%
PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	2017	$23	2	$10.40 to $10.40	4.0% to 4.0%	3.2%
PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class	2017	$11,419	774	$14.75 to $14.75	8.6% to 8.6%	2.0%
	2016	10,411	767	13.58 to 13.58	4.0% to 4.0%	1.5%
	2015	10,299	789	11.26 to 13.05	(4.3%) to (4.0%)	1.8%
	2014	8,219	604	11.76 to 13.60	2.0% to 2.3%	2.5%
	2013	5,847	440	13.30 to 13.30	(8.5%) to (8.5%)	1.0%
PIMCO VIT High Yield Portfolio—Administrative Class	2017	$3,064	184	$16.67 to $16.67	6.6% to 6.6%	4.8%
	2016	3,063	196	15.63 to 15.63	12.5% to 12.5%	5.1%
	2015	2,193	158	13.90 to 13.90	(1.6%) to (1.6%)	5.4%
	2014	2,921	207	14.13 to 14.13	3.4% to 3.4%	5.2%
	2013	1,970	144	13.67 to 13.67	5.7% to 5.7%	5.7%
PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class	2017	$951	41	$23.26 to $23.26	9.0% to 9.0%	2.2%
	2016	1,257	59	21.35 to 21.35	0.7% to 0.7%	2.0%
	2015	1,074	51	21.21 to 21.21	(1.4%) to (1.4%)	2.1%
	2014	1,050	49	21.50 to 21.50	24.0% to 24.0%	2.3%
	2013	857	49	17.34 to 17.34	(13.0%) to (13.0%)	2.3%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT Low Duration Portfolio—Administrative Class	2017	$8,073	540	$14.94 to $14.94	1.3% to 1.3%	1.4%
	2016	10,194	692	14.74 to 14.74	1.4% to 1.4%	1.5%
	2015	11,377	783	14.54 to 14.54	0.3% to 0.3%	3.5%
	2014	9,710	670	14.49 to 14.49	0.9% to 0.9%	1.1%
	2013	8,181	569	14.37 to 14.37	(0.1%) to (0.1%)	1.4%
PIMCO VIT Real Return Portfolio—Administrative Class	2017	$12,094	729	$16.55 to $16.55	3.7% to 3.7%	2.4%
	2016	14,052	878	15.97 to 15.97	5.2% to 5.2%	2.4%
	2015	15,000	986	14.76 to 15.18	(2.9%) to (2.7%)	3.9%
	2014	16,117	1,031	15.21 to 15.60	2.8% to 3.1%	1.4%
	2013	18,444	1,217	14.79 to 15.13	(9.4%) to (9.2%)	1.6%
PIMCO VIT Total Return Portfolio—Administrative Class	2017	$31,998	1,648	$19.44 to $19.44	4.9% to 4.9%	2.0%
	2016	37,226	2,011	18.53 to 18.53	2.7% to 2.7%	2.1%
	2015	35,977	1,996	14.95 to 18.05	0.2% to 0.5%	4.6%
	2014	57,959	3,228	14.92 to 17.97	4.0% to 4.3%	2.2%
	2013	66,908	3,885	14.34 to 17.23	(2.2%) to (2.0%)	2.2%
Royce Micro-Cap Portfolio—Investment Class	2017	$—	—	$—	—	—
	2016	—	—	—	—	—
	2015	4,347	249	16.96 to 17.44	(12.7%) to (12.5%)	0.0%
	2014	5,146	259	19.42 to 19.92	(3.8%) to (3.6%)	0.0%
	2013	6,797	329	20.19 to 20.66	20.7% to 21.0%	0.5%
T. Rowe Price Blue Chip Growth Portfolio	2017	$48,604	1,262	$38.51 to $38.51	36.2% to 36.2%	0.0%
	2016	29,849	1,055	28.28 to 28.28	0.8% to 0.8%	0.0%
	2015	29,033	1,035	28.06 to 28.06	11.1% to 11.1%	0.0%
	2014	38,808	1,536	25.27 to 25.27	9.2% to 9.2%	0.0%
	2013	33,317	1,439	23.15 to 23.15	41.2% to 41.2%	0.0%
T. Rowe Price Equity Index 500 Portfolio	2017	$1,072	38	$27.85 to $27.85	21.3% to 21.3%	1.6%
	2016	1,006	44	22.96 to 22.96	11.3% to 11.3%	1.8%
	2015	762	37	20.63 to 20.63	1.1% to 1.1%	2.3%
	2014	408	20	20.40 to 20.40	13.2% to 13.2%	1.7%
	2013	406	23	18.02 to 18.02	31.9% to 31.9%	1.7%
T. Rowe Price International Stock Portfolio	2017	$5,818	249	$22.95 to $23.50	27.6% to 27.9%	1.1%
	2016	3,911	214	17.99 to 18.37	1.9% to 2.1%	1.1%
	2015	3,428	191	17.66 to 17.99	(1.1%) to (0.9%)	1.0%
	2014	2,900	160	17.86 to 18.16	(1.5%) to (1.2%)	1.0%
	2013	3,074	168	18.13 to 18.38	13.8% to 14.1%	0.8%
T. Rowe Price Limited-Term Bond Portfolio	2017	$1,562	114	$13.73 to $13.73	1.1% to 1.1%	1.5%
	2016	2,985	220	13.59 to 13.59	1.4% to 1.4%	1.4%
	2015	5,532	413	13.40 to 13.81	0.1% to 0.3%	1.1%
	2014	2,243	168	13.36 to 13.80	0.4% to 0.6%	1.3%
	2013	4,449	335	13.28 to 13.74	(0.1%) to 0.1%	1.5%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
T. Rowe Price New America Growth Portfolio	2017	$11,837	325	$36.40 to $36.40	34.4% to 34.4%	0.1%
	2016	8,507	314	27.08 to 27.08	1.3% to 1.3%	0.0%
	2015	8,256	309	26.73 to 26.73	8.6% to 8.6%	0.0%
	2014	7,525	306	24.61 to 24.61	9.3% to 9.3%	0.0%
	2013	7,646	340	22.51 to 22.51	38.0% to 38.0%	0.0%
T. Rowe Price Personal Strategy Balanced Portfolio	2017	$4,415	168	$26.21 to $26.21	17.4% to 17.4%	1.4%
	2016	4,808	215	22.33 to 22.33	6.5% to 6.5%	1.6%
	2015	7,794	372	20.97 to 20.97	(0.0%) to (0.0%)	1.6%
	2014	16,014	763	20.98 to 20.98	5.2% to 5.2%	1.6%
	2013	16,906	848	19.95 to 19.95	17.9% to 17.9%	1.5%
TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares	2017	$165	8	$20.41 to $20.41	20.4% to 20.4%	1.4%
	2016	95	6	16.95 to 16.95	13.2% to 13.2%	1.1%
	2015	50	3	14.98 to 14.98	(3.7%) to (3.7%)	0.9%
	2014	20	1	15.55 to 15.55	4.8% to 4.8%	1.0%
	2013	24	2	14.83 to 14.83	22.6% to 22.6%	0.7%
TOPS® Balanced ETF Portfolio—Class 2 Shares	2017	$1,028	68	$15.11 to $15.11	10.9% to 10.9%	1.1%
	2016	256	19	13.62 to 13.62	7.9% to 7.9%	1.3%
	2015	151	12	12.62 to 12.62	(2.6%) to (2.6%)	1.4%
	2014	70	5	12.95 to 12.95	3.5% to 3.5%	2.1%
	2013	11	1	12.51 to 12.51	9.1% to 9.1%	0.5%
TOPS® Conservative ETF Portfolio—Class 2 Shares	2017	$252	19	$13.23 to $13.23	6.8% to 6.8%	0.7%
	2016	234	19	12.39 to 12.39	5.8% to 5.8%	0.7%
	2015	222	19	11.71 to 11.71	(2.1%) to (2.1%)	1.3%
	2014	193	16	11.96 to 11.96	2.1% to 2.1%	0.4%
	2013	43	4	11.71 to 11.71	4.6% to 4.6%	2.3%
TOPS® Growth ETF Portfolio—Class 2 Shares	2017	$279	15	$18.76 to $18.76	17.9% to 17.9%	1.2%
	2016	179	11	15.91 to 15.91	12.3% to 12.3%	1.3%
	2015	81	6	14.16 to 14.16	(4.3%) to (4.3%)	1.7%
	2014	46	3	14.81 to 14.81	3.7% to 3.7%	1.5%
	2013	16	1	14.28 to 14.28	18.9% to 18.9%	0.2%
TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares	2017	$185	14	$13.66 to $13.66	10.6% to 10.6%	1.7%
	2016	100	8	12.36 to 12.36	6.2% to 6.2%	1.3%
	2015	75	6	11.63 to 11.63	(4.5%) to (4.5%)	1.6%
	2014	228	19	12.18 to 12.18	3.1% to 3.1%	1.1%
	2013	110	9	11.82 to 11.82	7.9% to 7.9%	1.2%
TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares	2017	$102	7	$14.49 to $14.49	17.7% to 17.7%	1.7%
	2016	68	5	12.31 to 12.31	5.6% to 5.6%	1.8%
	2015	52	4	11.66 to 11.66	(9.1%) to (9.1%)	1.6%
	2014	42	3	12.84 to 12.84	1.3% to 1.3%	1.2%
	2013	10	1	12.67 to 12.67	16.0% to 16.0%	1.2%

NYLIAC CSVUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares	2017	$153	11	$14.39 to $14.39	13.8% to 13.8%	1.7%
	2016	107	8	12.64 to 12.64	6.3% to 6.3%	1.5%
	2015	97	8	11.89 to 11.89	(6.4%) to (6.4%)	1.7%
	2014	323	25	12.70 to 12.70	2.8% to 2.8%	1.2%
	2013	173	14	12.35 to 12.35	12.4% to 12.4%	1.3%
TOPS® Moderate Growth ETF Portfolio—Class 2 Shares	2017	$897	53	$16.84 to $16.84	14.1% to 14.1%	1.3%
	2016	608	41	14.76 to 14.76	10.5% to 10.5%	0.7%
	2015	351	26	13.35 to 13.35	(3.4%) to (3.4%)	1.9%
	2014	258	19	13.83 to 13.83	3.5% to 3.5%	2.4%
	2013	161	12	13.36 to 13.36	13.0% to 13.0%	0.6%
VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares	2017	$1,424	108	$13.16 to $13.16	12.2% to 12.2%	2.2%
	2016	1,369	117	11.73 to 11.73	6.4% to 6.4%	0.0%
	2015	1,413	128	10.82 to 11.02	(13.3%) to (13.1%)	2.0%
	2014	454	36	12.48 to 12.68	1.9% to 2.2%	6.7%
	2013	540	44	12.24 to 12.41	(9.4%) to (9.2%)	2.4%
Voya Russell™ Mid Cap Index Portfolio—Class I	2017	$16,710	821	$20.35 to $20.35	18.0% to 18.0%	1.3%
	2016	11,286	654	17.25 to 17.25	13.4% to 13.4%	1.2%
	2015	7,753	510	15.21 to 15.21	(2.8%) to (2.8%)	1.2%
	2014	7,566	483	15.65 to 15.65	12.7% to 12.7%	1.0%
	2013	6,081	438	13.89 to 13.89	34.2% to 34.2%	1.1%
Voya Small Company Portfolio—Class I	2017	$2,731	195	$14.03 to $14.03	11.3% to 11.3%	0.3%
	2016	2,079	165	12.61 to 12.61	24.5% to 24.5%	0.2%
	2015	214	21	10.13 to 10.13	(0.8%) to (0.8%)	0.1%
Not all investment options are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of net assets are 0.15% to 0.90%, excluding expenses of the underlying Funds, premium loads, sales expenses, monthly contract charges and surrender charges.
________________

(1)
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(2)
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each investment division of NYLIAC Corporation Corporate Sponsored Variable Universal Life Separate Account-I listed in the table below (hereafter collectively referred to as the "Investment Divisions") as of December 31, 2017, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Investment Divisions as of December 31, 2017, the results of each of their operations and changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

MainStay VP Absolute Return Multi-Strategy—Initial Class (1)	Fidelity® VIP Growth Portfolio—Initial Class (1)
MainStay VP Bond—Initial Class (1)	Fidelity® VIP Index 500 Portfolio—Initial Class (1)
MainStay VP Common Stock—Initial Class (1)	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class (1)
MainStay VP Convertible—Initial Class (1)	Fidelity® VIP Mid Cap Portfolio—Initial Class (1)
MainStay VP Cornerstone Growth—Initial Class (1)	Fidelity® VIP Overseas Portfolio—Initial Class (1)
MainStay VP Eagle Small Cap Growth—Initial Class (1)	Fidelity® VIP Real Estate Portfolio—Initial Class (1)
MainStay VP Emerging Markets Equity—Initial Class (1)	Fidelity® VIP Strategic Income Portfolio—Initial Class (2)
MainStay VP Epoch U.S. Equity Yield—Initial Class (1)	Fidelity® VIP Value Portfolio—Initial Class (1)
MainStay VP Epoch U.S. Small Cap—Initial Class (1)	Fidelity® VIP Value Strategies Portfolio—Service Class 2 (1)
MainStay VP Floating Rate—Initial Class (1)	Invesco V.I. American Value Fund—Series I Shares (1)
MainStay VP Government—Initial Class (1)	Invesco V.I. Global Real Estate Fund—Series I Shares (1)
MainStay VP High Yield Corporate Bond—Initial Class (1)	Invesco V.I. International Growth Fund—Series I Shares (1)
MainStay VP Income Builder—Initial Class (1)	Invesco V.I. Mid Cap Core Equity Fund—Series I Shares (1)
MainStay VP International Equity—Initial Class (1)	Janus Henderson VIT Enterprise Portfolio—Institutional Shares (1)
MainStay VP Janus Henderson Balanced—Initial Class (1)	Janus Henderson VIT Flexible Bond Portfolio—Institutional Shares (1)
MainStay VP Large Cap Growth—Initial Class (1)	Janus Henderson VIT Forty Portfolio—Institutional Shares (1)
MainStay VP MFS® Utilities—Initial Class (1)	Janus Henderson VIT Global Research Portfolio—Institutional Shares (1)
MainStay VP Mid Cap Core—Initial Class (1)	Lazard Retirement International Equity Portfolio—Service Shares (1)
MainStay VP S&P 500 Index—Initial Class (1)	Lord Abbett Series Fund Developing Growth Portfolio—Class VC (1)
MainStay VP Small Cap Core—Initial Class (2)	Lord Abbett Series Fund Mid Cap Stock Portfolio—Class VC (1)
MainStay VP T. Rowe Price Equity Income—Initial Class (1)	LVIP Baron Growth Opportunities Fund—Service Class (1)
MainStay VP U.S. Government Money Market—Initial Class (1)	LVIP Mondrian International Value Fund—Standard Class (1)
MainStay VP VanEck Global Hard Assets—Initial Class (1)	LVIP SSgA Bond Index Fund—Standard Class (1)
AB® VPS International Value Portfolio—Class A (1)	LVIP SSgA Developed International 150 Fund—Standard Class (1)
AB® VPS Small/Mid Cap Value Portfolio—Class A (1)	LVIP SSgA Emerging Markets 100 Fund—Standard Class (1)
Alger SMid Cap Focus Portfolio—Class I-2 (1)	LVIP SSgA International Index Fund—Standard Class (1)
American Century Investments® VP Inflation Protection Fund— Class II (1)	MFS® Global Real Estate Portfolio—Initial Class (1)
American Century Investments® VP Mid Cap Value Fund—Class II (1)	MFS® Global Tactical Allocation Portfolio—Initial Class (1)
American Century Investments® VP Value Fund—Class II (1)	MFS® International Value Portfolio—Initial Class (1)
American Funds IS® Asset Allocation Fund—Class 1 (2)	MFS® Investors Trust Series—Initial Class (1)

Report of Independent Registered Public Accounting Firm (Continued)

American Funds IS® Global Bond Fund—Class 1 (1)	MFS® Mid Cap Value Portfolio—Initial Class (2)
American Funds IS® Global Growth Fund—Class 1 (1)	MFS® New Discovery Series—Initial Class (1)
American Funds IS® Global Small Capitalization Fund—Class 1 (2)	MFS® Value Series—Initial Class (1)
American Funds IS® Growth Fund—Class 1 (2)	Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I (1)
American Funds IS® Growth-Income Fund—Class 1 (2)	Morgan Stanley VIF Global Infrastructure Portfolio—Class I (1)
American Funds IS® International Fund—Class 1 (2)	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I (1)
American Funds IS® New World Fund®—Class 1 (2)	Neuberger Berman AMT Large Cap Value Portfolio—Class I (1)
BlackRock® Global Allocation V.I. Fund—Class I (1)	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio—Class I (1)
BlackRock® High Yield V.I. Fund—Class I (1)	Oppenheimer Capital Appreciation Fund/VA—Non-Service Shares (1)
ClearBridge Variable Large Cap Growth Portfolio—Class I (3)	Oppenheimer Total Return Bond Fund/VA—Non-Service Shares (1)
Davis Value Portfolio (1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class (3)
Delaware VIP® Emerging Markets Series—Standard Class (1)	PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class (1)
Delaware VIP® International Value Equity Series—Standard Class (1)	PIMCO VIT High Yield Portfolio—Administrative Class (1)
Delaware VIP® Small Cap Value Series—Standard Class (1)	PIMCO VIT Long-Term U.S. Government Portfolio—Administrative Class (1)
Deutsche Alternative Asset Allocation VIP—Class A (1)	PIMCO VIT Low Duration Portfolio—Administrative Class (1)
Deutsche Global Small Cap VIP—Class A (1)	PIMCO VIT Real Return Portfolio—Administrative Class (1)
Deutsche Small Cap Index VIP—Class A (1)	PIMCO VIT Total Return Portfolio—Administrative Class (1)
Deutsche Small Mid Cap Value VIP—Class A (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
DFA VA Global Bond Portfolio (1)	T. Rowe Price Equity Index 500 Portfolio (1)
DFA VA Global Moderate Allocation Portfolio (3)	T. Rowe Price International Stock Portfolio (1)
DFA VA International Small Portfolio (1)	T. Rowe Price Limited-Term Bond Portfolio (1)
DFA VA U.S. Large Value Portfolio (1)	T. Rowe Price New America Growth Portfolio (1)
DFA VA U.S. Targeted Value Portfolio (1)	T. Rowe Price Personal Strategy Balanced Portfolio (1)
DFA VIT Inflation-Protected Securities Portfolio (1)	TOPS® Aggressive Growth ETF Portfolio—Class 2 Shares (1)
Dreyfus IP Technology Growth Portfolio—Initial Shares (1)	TOPS® Balanced ETF Portfolio—Class 2 Shares (1)
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares (1)	TOPS® Conservative ETF Portfolio—Class 2 Shares (1)
Fidelity® VIP Contrafund® Portfolio—Initial Class (1)	TOPS® Growth ETF Portfolio—Class 2 Shares (1)
Fidelity® VIP Equity-Income Portfolio—Initial Class (1)	TOPS® Managed Risk Balanced ETF Portfolio—Class 2 Shares (1)
Fidelity® VIP Freedom 2010 Portfolio—Initial Class (1)	TOPS® Managed Risk Growth ETF Portfolio—Class 2 Shares (1)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class (1)	TOPS® Managed Risk Moderate Growth ETF Portfolio—Class 2 Shares (1)
Fidelity® VIP Freedom 2030 Portfolio—Initial Class (1)	TOPS® Moderate Growth ETF Portfolio—Class 2 Shares (1)
Fidelity® VIP Freedom 2040 Portfolio—Initial Class (1)	VanEck VIP Unconstrained Emerging Markets Bond Fund—Initial Class Shares (1)
Fidelity® VIP Freedom 2050 Portfolio—Initial Class (3)	Voya Russell™ Mid Cap Index Portfolio—Class I (1)
Fidelity® VIP Government Money Market Portfolio—Initial Class (1)	Voya Small Company Portfolio—Class I (1)

(1) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the year ended December 31, 2017, and Statements of Changes in Net Assets for each of the two years ended December 31, 2017

(2) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the year ended December 31, 2017, and Statements of Changes in Net Assets for the year ended December 31, 2017 and the period July 1, 2016 (commencement of operations) to December 31, 2016.

(3) Statement of Assets and Liabilities as of December 31, 2017, Statement of Operations for the period May 1, 2017 (commencement of operations) to December 31, 2017, and Statement of Changes in Net Assets for the period May 1, 2017 (commencement of operations) to December 31, 2017.

Basis for Opinions

These financial statements are the responsibility of New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the Investment Divisions’ financial statements based on our audits. We are a public

Report of Independent Registered Public Accounting Firm (Continued)

accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Investment Divisions in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 23, 2018

We have served as the auditor of one or more of the Investment Divisions in NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I since 1998.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED FINANCIAL STATEMENTS
(GAAP Basis)
December 31, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying consolidated financial statements of New York Life Insurance and Annuity Corporation and its subsidiaries (the “Company”), which comprise the consolidated statements of financial position as of December 31, 2017 and 2016, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity, and of cash flows for each of the three years in the period ended December 31, 2017.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Emphasis of Matter

As disclosed in Note 11 to the consolidated financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

March 8, 2018

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
	December 31,
	2017	2016
	(in millions)
Assets
Fixed maturities (includes securities pledged to creditors
of $660 and $659 in 2017 and 2016, respectively):
Available-for-sale, at fair value	$88,159	$82,556
Securities, at fair value	2,428	1,923
Equity securities:
Available-for-sale, at fair value	41	34
Securities, at fair value	1,138	925
Mortgage loans, net of allowances	14,421	13,705
Policy loans	873	872
Investments in affiliates	600	573
Other investments	1,624	1,755
Total investments	109,284	102,343

Cash and cash equivalents	2,210	1,855
Deferred policy acquisition costs	3,249	3,412
Interest in annuity contracts	7,431	6,808
Amounts recoverable from reinsurer:
Affiliated	4,088	4,251
Unaffiliated	1,881	1,612
Other assets	1,541	1,599
Separate account assets	35,092	30,807
Total assets	$164,776	$152,687

Liabilities
Policyholders’ account balances	$77,789	$74,019
Future policy benefits	22,246	20,292
Policy claims	345	311
Obligations under structured settlement agreements	7,431	6,808
Amounts payable to reinsurer:
Affiliated	4,019	4,159
Unaffiliated	61	66
Other liabilities (includes other liabilities carried at fair value of $111 and $43
in 2017 and 2016, respectively)	2,887	3,141
Separate account liabilities	35,092	30,807
Total liabilities	149,870	139,603

Stockholder’s Equity
Capital stock: par value $10,000
(20,000 shares authorized, 2,500 issued and outstanding)	25	25
Additional paid in capital	3,928	3,928
Accumulated other comprehensive income	1,992	1,056
Retained earnings	8,910	8,074
Total New York Life and Annuity stockholder’s equity	14,855	13,083
Non-controlling interest	51	1
Total stockholder’s equity	14,906	13,084
Total liabilities and stockholder’s equity	$164,776	$152,687
The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2017	2016	2015
	(in millions)

Revenues
Premiums	$2,652	$2,743	$2,432
Fees-universal life and annuity policies	1,227	1,112	1,019
Net investment income	4,023	3,871	3,767
Net investment (losses) gains:
Other-than-temporary impairments on fixed maturities	(55)	(119)	(107)
Other-than-temporary impairments on fixed maturities
recognized in accumulated other comprehensive income	12	14	13
All other net investment gains	317	195	154
Total net investment gains	274	90	60
Net revenue from reinsurance	65	73	97
Other income	138	107	125
Total revenues	8,379	7,996	7,500

Expenses
Interest credited to policyholders’ account balances	2,015	2,134	2,061
Increase in liabilities for future policy benefits	1,766	1,835	1,633
Policyholder benefits	1,756	1,600	1,491
Operating expenses	1,517	1,532	1,466
Total expenses	7,054	7,101	6,651

Income before income tax (benefit) expense and non-controlling interest	1,325	895	849
Equity in earnings, pre-tax	90	90	—
Income tax (benefit) expense	(5)	277	224
Net income	1,420	708	625
Non-controlling interest	(1)	(3)	—
Net income attributable to New York Life Insurance and Annuity Corporation	$1,419	$705	$625

The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31,
	2017	2016	2015
	(in millions)

Net income	$1,419	$705	$625

Other comprehensive (loss) income, net of tax:
Foreign currency translation adjustment	—	—	(3)
Foreign currency translation adjustment, net	—	—	(3)

Net unrealized investment gains (losses):
Net unrealized investment gains (losses) arising during the period	662	136	(1,130)
Less: reclassification adjustment for net unrealized investment
gains (losses) included in net income	34	55	(44)
Net unrealized investment gains (losses), net	628	81	(1,086)
Other comprehensive income (loss), net of tax	628	81	(1,089)

Comprehensive income (loss), net of tax	2,047	786	(464)
Less: comprehensive income attributable to non-controlling interests	—	(3)	—
Comprehensive income (loss) attributable to New York Life Insurance and Annuity Corporation	$2,047	$783	$(464)

The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
Years Ended December 31, 2017, 2016 and 2015
(in millions)

	Capital Stock	Additional Paid In Capital	Accumulated Other Comprehensive Income	Retained Earnings	New York Life and Annuity Stockholder’s Equity	Non- Controlling Interest	Total Stockholder’s Equity
Balance, January 1, 2015	25	3,928	2,064	6,744	12,761	—	12,761
Comprehensive income:
Net income	—	—	—	625	625	—	625
Other comprehensive loss, net of tax	—	—	(1,089)	—	(1,089)	—	(1,089)
Total comprehensive income	—	—	(1,089)	625	(464)	—	(464)
Balance, December 31, 2015	25	3,928	975	7,369	12,297	3	12,300
Consolidation of less than 100% owned entities	—	—	—	—	—	3	3
Comprehensive income:
Net income	—	—	—	705	705	3	708
Other comprehensive income, net of tax	—	—	81	—	81	—	81
Total comprehensive income	—	—	81	705	786	3	789
Balance, December 31, 2016	$25	$3,928	$1,056	$8,074	$13,083	$1	$13,084
Contributions from non-controlling interests	—	—	—	—	—	5	5
Consolidation/deconsolidation of less than 100% owned entities						44	44
Comprehensive income:
Net income	—	—	—	1,419	1,419	1	1,420
Other comprehensive income, net of tax	—	—	628	—	628	—	628
Total comprehensive income	—	—	628	1,419	2,047	1	2,048
Dividends paid to stockholder	—	—	—	(275)	(275)	—	(275)

Change in accounting principle - reclass of stranded tax effects	—	—	308	(308)	—	—	—
Balance, December 31, 2017	$25	$3,928	$1,992	$8,910	$14,855	$51	$14,906

The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016	2015
	(in millions)
Cash Flows From Operating Activities:
Net income	$1,419	$708	$625
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	(28)	4	22
Net amortization (capitalization) of deferred policy acquisition costs	46	77	(42)
Universal life and annuity fees	(884)	(828)	(786)
Interest credited to policyholders’ account balances	2,015	2,134	2,061
Capitalized interest and dividends reinvested	(179)	(167)	(234)
Net investment gains	(274)	(90)	(60)
Equity in earnings of limited partnerships	(130)	(90)	17
Deferred income tax benefit	(311)	(52)	(45)
Net revenue from intercompany reinsurance	—	3	(2)
Net change in unearned revenue liability	5	15	56
Changes in:
Other assets and other liabilities	6	3	(45)
Book overdrafts	(112)	68	(14)
Reinsurance receivables and payables	(58)	(4)	15
Future policy benefits	1,763	1,828	1,661
Policy claims	34	11	(47)
Acquisitions of investments within consolidated investment companies	(443)	(286)	—
Dispositions of investments within consolidated investment companies	349	118	—
Other	61	—	—
Net cash provided by operating activities	3,279	3,452	3,182

Cash Flows From Investing Activities:
Proceeds from:
Sale of available-for-sale fixed maturities	4,439	3,550	3,970
Maturity and repayment of available-for-sale fixed maturities	10,010	9,435	7,994
Sale of equity securities	4	10	24
Repayment of mortgage loans	1,427	1,187	1,340
Sale of other investments	270	18	2,233
Sale of securities, at fair value	1,218	599	1,571
Maturity and repayment of securities, at fair value	61	74	13
Cost of:
Available-for-sale fixed maturities acquired	(18,803)	(17,957)	(13,505)
Equity securities acquired	(1)	(6)	(29)
Mortgage loans acquired	(2,137)	(2,131)	(3,183)
Acquisition of other investments	(227)	(197)	(2,051)
Acquisition of securities, at fair value	(1,507)	(1,448)	(1,834)
Securities purchased under agreements to resell	53	—	(165)
Cash collateral (paid) received on derivatives	(15)	1	(1)
Policy loans	(1)	5	1
Consolidation and deconsolidation of entities	—	(5)	24
Other	—	1	—
Net cash used in investing activities	(5,209)	(6,864)	(3,598)

Cash Flows From Financing Activities:
Policyholders’ account balances:
Deposits	10,709	10,026	9,764
Withdrawals	(6,348)	(5,840)	(6,191)
Net transfers to the separate accounts	(1,664)	(1,480)	(1,796)
Increase in loaned securities	—	75	50
Distributions to parent	(275)	—	—
Contributions from affiliates	63	56	—
Contributions from non-controlling interests	5	—	—
Net paydowns from debt	—	(1)	(2)
Cash collateral (paid) received on derivatives	(204)	135	159
Net cash provided by financing activities	2,286	2,971	1,984
Effect of exchange rate changes on cash and cash equivalents	(1)	8	10
Net increase (decrease) in cash and cash equivalents	355	(433)	1,578
Cash and cash equivalents, beginning of year	1,855	2,288	710
Cash and cash equivalents, end of year	$2,210	$1,855	$2,288
The accompanying notes are an integral part of the consolidated financial statements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(a wholly owned subsidiary of New York Life Insurance Company)

NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

DECEMBER 31, 2017, 2016 AND 2015

NOTE 1 – NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (the “Company”), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company (“New York Life”). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company offers its insurance and annuity products throughout the United States and its territories, primarily through New York Life’s career agency force with certain products also marketed through third-party banks, brokers and independent financial advisors.

NOTE 2 – BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and reflect the consolidation of the Company with the entities over which the Company exercises control, including its majority owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is considered the primary beneficiary. Refer to Note 3 - Significant Accounting Policies for further discussion. All intercompany transactions have been eliminated in consolidation.

The Delaware State Insurance Department (“DSID”) recognizes only statutory accounting practices for determining and reporting the financial position and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. Refer to Note 19 - Statutory Financial Information for further discussion.

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturity investments classified as available-for-sale are reported at fair value. For a discussion on the valuation approach and methods for fixed maturities reported at fair value, refer to Note 9 - Fair Value Measurements. The amortized cost of fixed maturities is adjusted for amortization of premium and accretion of discount. Interest income, as well as the related amortization of premium and accretion of discount, is included in Net investment income. The Company accrues interest income on fixed maturities to the extent it is deemed collectible and the security continues to perform under its

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

Unrealized gains and losses on available-for-sale fixed maturity investments are reported as net unrealized investment gains or losses in Accumulated other comprehensive income (“AOCI”), net of deferred taxes and related adjustments.

Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions, based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities, and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

The cost basis of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary, with a loss recognized in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, impaired fixed maturities are accounted for as if purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Factors considered in evaluating whether a decline in the value of fixed maturities is other-than-temporary include: (1) whether the decline is substantial; (2) the duration of time that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. Mortgage-backed and asset-backed securities rated below AA at acquisition are deemed other-than-temporary impaired securities when the fair value is below amortized cost and there are negative changes in estimated future cash flows.

With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity’s cost and its fair value is recognized in earnings only when either the Company (1) has the intent to sell the fixed maturity security or (2) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If these conditions do not exist, an OTTI would be recognized in earnings (“credit loss”) for the difference between the amortized cost basis of the fixed maturity and the net present value of projected future cash flows expected to be collected. The difference between the fair value and the present value of projected future cash flows expected to be collected represents the portion of OTTI related to other-than credit factors (“non-credit loss”) and is recognized in AOCI. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity prior to impairment.

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, information such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate the recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, which are deemed unaffiliated, are carried at fair value. For a discussion on valuation approach and methods for equity securities, refer to Note 9 - Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are recorded as net unrealized investment gains or losses in AOCI, net of deferred taxes and related adjustments.
When it is determined that a decline in value of an available-for-sale equity security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with the associated realized loss reported in Net investment gains or losses. The new cost basis is not adjusted for subsequent increases in estimated fair value. Factors considered in evaluating whether a decline in value of an available-for-sale equity security is other-than-temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; and (3) the financial condition and near-term prospects of the issuer. The Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost.

Securities at fair value, both Fixed maturity and Equity securities, include investments for which the fair value option (“FVO”) was elected and investments that are considered to be actively traded or held for only a short period of time. The FVO primarily includes and is generally elected for certain purchases of 20% or more of the outstanding shares or units of mutual funds, trusts or similar financial instruments for which the Net Asset Value (“NAV”) is calculated and published on either a monthly or daily basis. Changes in fair value of the Securities at fair value are included in Net investment gains or losses while interest and dividend income is reported in Net investment income. The Company accrues interest income to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received. Cash flows from acquiring and disposing of the FVO invested assets are classified in Cash flows from investing activities. Cash flows for securities actively traded are classified in Cash flows from operating activities.

Mortgage loans are carried at unpaid principal balances, net of discounts or premiums, deferred origination fees, and valuation allowances, and are collateralized. For loans carried at unpaid principal balances, specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan document. The Company also has a general valuation allowance for probable incurred, but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company’s historical loss experience, as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk, based on geographic locations and property types, as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio is also based on the Company's historical loss experience as well as expected defaults and loss severity of loans deemed to be delinquent. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a loan has investment income due and accrued that is ninety days past due, the investment income shall continue to accrue, if deemed collectible.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. A specific valuation allowance may be established for mortgage loans restructured in a TDR for the excess carrying value of the mortgage loan over the estimated fair value of the collateral.

The Company closely monitors mortgage loans with the potential for specific valuation allowance by considering a number of factors. For commercial mortgage loans, these factors include, but are not limited to, loan to value (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues,

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

the economic climate, and catastrophic events. Residential mortgage loans that are sixty or more days delinquent are monitored for potential specific valuation allowance.

Policy loans are carried at the unpaid principal balance of the loan. Because these loans are effectively collateralized by the surrender value of the underlying policies, a valuation allowance is established only when policy loan balances, including capitalized interest, exceeds the related policy’s cash surrender value. Interest income is recorded as earned and included in Net investment income.

Investment in affiliates represents the Company’s equity investment in Madison Capital Funding LLC (“MCF”). For further discussion, refer to Note 6 - Investments and Note 11 - Related Party Transactions.

Other investments consist primarily of direct investments in limited partnerships and limited liability companies, investments of consolidated investment companies, derivatives (see discussion on Derivative Instruments below), securities purchased under agreement to resell, short-term investments, real estate and senior secured commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. The financial statements of equity method investees are usually not received sufficiently timely for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag with an estimate of each investee’s fourth quarter results recorded at year-end. The Company eliminated the estimate process in 2017 and moved to a true quarter lag as allowed under current authoritative guidance. The Company did not restate its prior year financial statements as the impact from the change in accounting policy was deemed immaterial to prior year results and current year earnings. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Refer to Note 6 - Investments for details of Other investments by component.
In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices. The Company retains this specialized accounting practice in consolidation and for the equity method. For limited partnerships accounted for under the equity method, unrealized gains and losses are recorded in Net investment income. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in Other investments.

Real estate held for the production of income are stated at cost less accumulated depreciation. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less estimated costs to sell, which may result in an other-than-temporary impairment recorded in Net investment gains or losses. Depreciation of real estate is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful lives. Any encumbrances on real estate are recorded in Debt.

Senior secured commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve, net of any deferred fees on originated loans or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a monthly basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest, when due, according to the contractual terms of the loan document. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan’s effective interest rate, at the loan’s observable market price, or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred, but not specifically identified losses, is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding loans in each related risk category to determine the general reserve on these loans. Changes to the specific and general valuation allowances are reflected in Net investment gains or losses.

At the time of the funding of a loan, management determines the amount of the loan that will be held-for-sale. The syndication amounts have historically been sold within one year. Loans held for sale are carried at the lower of cost or fair value on an individual asset basis.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

Net investment gains or losses on sales for all investments are generally computed using the specific identification method.

FVO election provides entities with an alternative to use fair value as the initial and subsequent accounting measurement attribute for assets and liabilities that meet the definition of a financial asset or liability. The decision to elect the fair value option is determined on an instrument by instrument basis, and is applied to an entire instrument. The decision is irrevocable once elected. Refer to Note 6 - Investments for more information on the fair value option.

Derivative Instruments

Derivatives are recorded at fair value as assets, within Other investments or as liabilities, within Other liabilities, except for embedded derivatives, which are recorded with the associated host contract. The classification of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it qualifies and is designated for hedge accounting. Changes in fair value, for derivatives that do not qualify or are not designated for hedge accounting, are included in Net investment gains or losses.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception by detailing the particular risk, management objective, and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and ineffectiveness is measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

In order to mitigate counterparty credit risk, the Company receives collateral from counterparties with derivatives in a net positive fair value position, which is included in Other liabilities. The Company also posts collateral for derivatives that are in a net liability position, which is included in Other assets. Refer to Note 7 - Derivative Instruments and Risk Management.

Cash Flow Hedges

The Company accounts for the following as cash flow and foreign currency hedges, when they qualify for hedge accounting under the requirements of the authoritative guidance: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; and (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

When a derivative is designated as a cash flow hedge and determined to be highly effective, changes in fair value are recorded as unrealized gains or losses in AOCI and deferred until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, these unrealized gains or losses are reclassified to earnings to the same line item as the associated hedged item’s cash flows, in either Net investment gains or losses or Net investment income. Any ineffectiveness is immediately recognized in earnings and included in Net investment gains or losses.

When a derivative is designated as a foreign currency cash flow hedge and is determined to be highly effective, changes in fair value are recorded as unrealized gain or losses in AOCI. The change in fair value of the derivative relative to the changes

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

in foreign exchange rates affect earnings in the same period as the foreign exchange transaction gains and losses on the underlying hedged item in Net investment gains or losses. Any ineffectiveness is immediately recognized in earnings and included as Net investment gains or losses.

Embedded Derivatives

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded with the associated host contract at fair value and changes in their fair value are recorded in earnings. In certain instances, the Company may elect to carry the entire contract at fair value.

For further information on the Company’s derivative instruments and related hedged items and their effect on the Company’s financial position, financial performance and cash flows, refer to Note 7 - Derivative Instruments and Risk Management.

Variable Interest Entities

In the normal course of its investment activities, the Company enters into relationships with various special purpose entities (“SPEs”) and other entities that are deemed to be VIEs. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company is deemed a primary beneficiary of a VIE if it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (2) the obligation to absorb losses of or the right to receive benefits from the VIE that could be potentially significant to the VIE. If both conditions are present, the Company is required to consolidate the VIE.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability for collateral received on securities lending in Other liabilities . The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income, which is earned over the life of the agreement. The liability for repurchasing the assets is included in Other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. Securities purchased under agreements to resell are treated as investing activities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities, and therefore, the collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

to be resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in other investments.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance business are deferred as DAC. DAC primarily include commissions paid as well as a portion of employee compensation costs related to underwriting, policy issuance and processing, and medical inspection. These costs have been deferred and recorded as an asset .

For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the estimated life of those contracts. Annually, the Company conducts a review of valuation assumptions relative to current experience and management expectations. To the extent that expectations change as a result of this review, valuation assumptions are updated and the impact is reflected as retroactive adjustments in the current year’s amortization (“unlocking”) and is included in Operating expenses. The Company uses a reversion to the mean approach to derive future equity return assumptions for separate accounts. However, if the equity return assumption calculated pierces an established cap or floor for a sustained period of time, the long-term assumption will be unlocked and re-established. For these contracts, the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in AOCI.

For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates.

Sales Inducements

For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder’s initial deposit and additional credits to the policyholder’s account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company also offers enhanced crediting rates on certain dollar cost averaging programs related to its deferred annuity products. From time to time, the Company conducts term life insurance conversion programs under which certain policyholders are offered additional premium credits, which are considered sales inducements, when converting a term life insurance policy or rider to a permanent life insurance contract. The Company defers these aforementioned sales inducements and generally amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other assets.

Interests in Annuity Contracts and Obligations Under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations are based on prevailing market rates.

Policyholders’ Account Balances

The Company’s liability for Policyholders’ account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods,

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

and the fair value of embedded derivatives in the above contracts.

Future Policy Benefits

The Company’s liability for Future policy benefits is mainly comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and/or morbidity for lapse or surrender are generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation (“PAD”). Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then additional liabilities may be required, resulting in a charge to increase in liabilities for future policy benefits. The Company does not establish loss reserves until a loss has occurred.

The Company’s liability for Future policy benefits also includes liabilities for guaranteed minimum benefits related to certain non-traditional long-duration life and annuity contracts and deferred profit on limited pay contracts. Refer to Note 12 - Policyholders’ Liabilities for a discussion on guaranteed minimum benefits.

Policy Claims

The Company’s liability for Policy claims includes a liability for unpaid claims. Unpaid claims include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Debt

Debt is generally carried at unpaid principal balance less any deferred debt issuance costs and is included in Other liabilities. Refer to Note 9 - Fair Value Measurements for discussion on the fair value of debt.

Separate Account Assets and Liabilities

The Company has separate accounts, some of which are registered with the U.S. Securities and Exchange Commission (“SEC”). The Company reports separately, as Separate account assets and Separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (1) such separate accounts are legally recognized; (2) assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities; (3) investments are directed by the contractholder or in accordance with specific investment objectives; and (4) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company’s general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders’ interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Other Assets and Other Liabilities

Other assets primarily consist of investment income due and accrued, sales inducements, intangible assets and receivables from affiliates. Other liabilities consist primarily of deferred tax liabilities, cash collateral for securities lending and derivative transactions, uncollected premiums and accrued expenses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value Measurements

For fair values of various assets and liabilities, refer to Note 9 - Fair Value Measurements.

Recognition of Insurance Income and Related Expenses

Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the policies/contracts. This match is accomplished by providing liabilities for future policy benefits (refer to Note 12 - Policyholders’ Liabilities) and the deferral and subsequent amortization of DAC.

Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders’ account balances (refer to Note 12 - Policyholders’ Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included in Fees - universal life and annuity policies. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. The Company establishes an unearned revenue liability for amounts previously assessed to compensate the Company for services to be performed over future periods. These amounts are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, refer to Note 14 - Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines.

Federal Income Taxes

Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared to each other. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

Authoritative guidance requires an evaluation of the recoverability of deferred tax assets and the establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (1) the nature of deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various tax jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 3 – SIGNIFICANT ACCOUNTING POLICIES (continued)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law, making significant changes to the U.S. Internal Revenue Code that could impact the Company’s effective tax rate and cash tax payments in future periods. Among the key provisions that impact the financial statements for the year ended December 31, 2017 are the following: (1) a reduction in the corporate income tax rate to 21% and (2) the transition to a territorial tax system rather than a worldwide system, including the imposition of a one-time transitional tax on the accumulated earnings of our foreign subsidiaries. Other significant provisions that are not yet effective but may impact income taxes in future years include: (1) modifications to the calculation of the dividends received deduction (“DRD”), (2) changes in how deductions are determined for insurance reserves, (3) increases in the amount of policy acquisition expenses that must be capitalized and amortized for federal income tax purposes, (4) the imposition of a Global Intangible Low-Taxed Income provision which applies a U.S. minimum tax to earnings of foreign subsidiaries in excess of a 10% deemed return on tangible assets of foreign subsidiaries, (5) a new tax with respect to payments to non-U.S. affiliates that are at least 25% owned (the Base Erosion Anti-Abuse Tax) and (6) limitations on the current deductibility of net interest expense in excess of 30% of adjusted taxable income for leveraged balance sheets.

On December 22, 2017, SEC staff issued “Staff Accounting Bulletin 118 (“SAB 118”), Income Tax Accounting Implications of the Tax Cuts and Jobs Act”, which allows registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. On January 10, 2018, the FASB issued a Staff Q&A document, which indicates that they would not object to private companies applying SAB 118 and this would be compliant with GAAP.  Under the relief provided by SAB 118, a company can recognize provisional amounts when it does not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 16 - Income Taxes for a discussion of provisional amounts related to the TCJA.

The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group computes its share of the consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in NYLIC’s consolidated returns. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits are included in Other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as Income tax expense.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at both the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company's insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.
The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on computer systems to conduct business and to retain confidential information. The failure of the Company’s computer systems for any reason could disrupt its operations, result in the loss of customer business, damage the Company’s reputation, expose the Company to litigation and regulatory action and adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Pronouncements

In February 2018, the FASB issued updated guidance that permits companies to reclassify stranded tax effects in Accumulated Other Comprehensive Income (“AOCI”) to retained earnings caused by the TCJA. The Company early adopted this guidance by increasing AOCI and decreasing retained earnings by $308 million at December 31, 2017. The reclassification was done for all items within AOCI related to disproportionate tax effects caused by the Act and were associated with the change in the U.S. corporate income tax rate. Absent this new updated guidance, the Company's policy for releasing income tax effects from AOCI would have been to reclassify such effects upon liquidation of the investment portfolio or upon termination of a benefit plan obligation.

Future Adoption of New Accounting Pronouncements

In August 2017, the Financial Accounting Standard Board (“FASB”) issued updated guidance on accounting for hedging activities with an objective to better align an entity’s risk management activities and financial reporting for hedging relationships through changes to both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results. The amendments expand and refine hedge accounting for both nonfinancial and financial risk components and align the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The Company plans to adopt the guidance on its required effective date of January 1, 2019 with a cumulative effective adjustment recorded for the impact on adoption. The Company is currently assessing the impact of this guidance on its consolidated financial statements.

In February 2017, the FASB issued updated guidance on partial sales of and derecognition of non-financial assets. The guidance clarifies when and how to apply Accounting Standards Codification (“ASC”) 610-20, Other Income, by defining “in substance non-financial assets,” unifying guidance related to partial sales of non-financial assets, and eliminating rules specifically addressing sales of real estate. When an entity transfers its controlling interest in a non-financial asset, but retains a non-controlling ownership interest, the entity will measure the retained interest at fair value. This will result in full gain/loss recognition upon the sale of a controlling interest in a non-financial asset. Current guidance generally prohibits gain recognition on the retained interest. The new guidance is effective on January 1, 2018 and needs to be applied on a

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 5 – RECENT ACCOUNTING PRONOUNCEMENTS (continued)

retrospective basis. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

In June 2016, the FASB issued updated guidance for recognizing credit losses on certain financial instruments based on an estimate of current expected credit losses. Entities will be required to estimate lifetime expected credit losses based on an asset’s amortized cost that reflects losses expected over the remaining contractual life of an asset. The estimate of expected credit losses (ECL) should consider historical information, current information, and the reasonable and supportable forecasts of future events and circumstances, as well as estimates of prepayments. This includes reflect the risk of loss, even when that risk is remote. The guidance also modifies other-than-temporary impairment guidance for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing guidance for purchased credit deteriorated loans and debt securities. The Company plans to adopt the guidance on its required effective date of January 1, 2020 using a modified retrospective approach. The Company is currently assessing the impact of this guidance.

In January 2016, the FASB issued updated guidance that changes the rules regarding recognition and measurement of financial assets and financial liabilities. Amongst other changes, the new guidance eliminates the current classification of the equity securities as trading or available-for-sale and requires that an entity reports all equity securities (except those accounted for under the equity method of accounting, or those that result in consolidation of the investee) at fair value with changes in fair value recognized in income. The Company plans to adopt the guidance on its required effective date of January 1, 2018 with a cumulative effective adjustment recorded for the impact on adoption. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition, which supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities. The guidance requires an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to, in exchange for those goods or services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. The Company plans to adopt the guidance on its required effective date of January 1, 2018 using a modified retrospective approach with a cumulative effect adjustment to retained earnings at the date of adoption. The Company is in the process of finalizing the adoption of this guidance and does not expect the impact to be material.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 – INVESTMENTS

Fixed Maturities, Available-for-sale

The amortized cost and estimated fair value of fixed maturities available-for-sale at December 31, 2017 and 2016, by contractual maturity1, is presented below (in millions).

	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available-for-sale
Due in one year or less	$2,220	$2,234	$2,465	$2,487
Due after one year through five years	17,401	17,794	16,117	16,625
Due after five years through ten years	20,601	21,163	21,535	21,834
Due after ten years	14,967	16,378	12,248	12,865

Mortgage-backed and asset-backed securities:
U.S. agency mortgage-backed and asset-backed securities	16,379	16,751	15,154	15,554
Non-agency mortgage-backed securities	6,775	6,862	6,230	6,288
Non-agency asset-backed securities	6,919	6,978	6,911	6,903
Total available-for-sale	$85,261	$88,159	$80,660	$82,556

1Expected maturities may differ from contractual maturities because issuers may have the right to call or repay obligations with or without call or prepayment penalties.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

At December 31, 2017 and 2016, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

	2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$914	$78	$10	$982	$—
U.S. government corporations and agencies	1,043	113	7	1,149	—
U.S. agency mortgage-backed and asset-backed securities	16,379	560	188	16,751	—
Foreign governments	318	30	1	347	—
U.S. corporate	41,382	1,973	188	43,167	—
Affiliated bonds	1,875	115	—	1,989	—
Foreign corporate	9,658	326	50	9,934	—
Non-agency residential mortgage-backed securities	927	53	6	974	(2)
Non-agency commercial mortgage-backed securities	5,848	84	43	5,888	—
Non-agency asset-backed securities[2]	6,919	86	27	6,978	(1)
Total available-for-sale	$85,261	$3,418	$520	$88,159	$(3)

	2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	OTTI in AOCI(1)
Available-for-sale
U.S. Treasury	$1,620	$63	$29	$1,654	$—
U.S. government corporations and agencies	1,145	105	13	1,237	—
U.S. agency mortgage-backed and asset-backed securities	15,154	633	233	15,554	—
Foreign governments	331	33	1	363	—
U.S. corporate	37,111	1,501	440	38,172	—
Affiliated bonds	1,780	36	—	1,816	—
Foreign corporate	10,378	300	108	10,569	—
Non-agency residential mortgage-backed securities	960	45	16	989	(7)
Non-agency commercial mortgage-backed securities	5,270	96	67	5,299	—
Non-agency asset-backed securities[2]	6,911	62	70	6,903	(2)
Total available-for-sale	$80,660	$2,874	$977	$82,556	$(9)

1 Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. The amount excludes $76 million and $67 million for the years ended December 31, 2017 and 2016, respectively, of gross unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
2 Includes auto loans, credit cards, education loans and other asset types.

At December 31, 2017 and 2016, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $662 million and $447 million, respectively.

The Company had less than $1 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2017. The Company had $3 million in fixed maturities that were non-income producing for the last 12 months at December 31, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Equity Securities, Available-for-sale

At December 31, 2017 and 2016, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

	Cost	Unrealized Gains	Unrealized Losses	Fair Value
2017	$36	$5	$—	$41
2016	$32	$3	$1	$34

Fixed Maturity and Equity Securities, at fair value

Securities at fair value include purchases of more than 20% of the outstanding shares or units of mutual funds, trusts or similar financial instruments (collectively funds) for which the NAV is calculated and published on either a monthly or daily basis. The Company generally elects the fair value option for these investments and accounts for them at fair value, instead of equity method accounting. Reporting these investments at fair value based on each fund’s NAV more accurately reflects the value of each investment. At December 31, 2017 and 2016, the Company held $7 million and $5 million, respectively, in securities at fair value for these investments.

Mortgage Loans

The Company’s mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related properties.

At December 31, 2017 and 2016, contractual commitments to extend credit under mortgage loan documents amounted to $821 million and $508 million, respectively, at fixed and floating interest rates ranging from 2.56% to 11.19% in 2017 and from 2.06% to 6.21% in 2016. These commitments are diversified by property type and geographic region.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

At December 31, 2017 and 2016, the distribution of the mortgage loan portfolio by property type and geographic region were as follows ($ in millions):

	2017		2016
	Amount	% of Total	Amount	% of Total
Property Type
Office buildings	$4,269	29.6%	$4,217	30.7%
Apartment buildings	4,289	29.7	3,967	28.9
Retail facilities	3,820	26.4	3,798	27.7
Industrial	1,781	12.3	1,483	10.8
Hotel/ motel	226	1.6	183	1.3
Residential	35	0.2	54	0.4
Other	32	0.2	32	0.2
Total mortgage loans	14,452	100.0%	13,734	100.0%
Allowance for credit losses	(31)		(29)
Total net mortgage loans	$14,421		$13,705

	2017		2016
	Amount	% of Total	Amount	% of Total
Geographic Location
South Atlantic	$3,570	24.7%	$3,571	26.0%
Central	3,526	24.4	3,043	22.1
Middle Atlantic	3,021	20.9	2,979	21.7
Pacific	3,002	20.8	2,851	20.8
New England	1,234	8.5	1,188	8.7
Other	99	0.7	102	0.7
Total mortgage loans	14,452	100.0%	13,734	100.0%
Allowance for credit losses	(31)		(29)
Total net mortgage loans	$14,421		$13,705

The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. At December 31, 2017 , the Company did not have any residential mortgage loans that were past due greater than 90 days. At December 31, 2017 and 2016, the Company had $4 million and $5 million, respectively, of recorded investment gross of the allowance for credit losses in residential and commercial mortgage loans that were past due greater than 90 days.

The Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements, and a general reserve for probable incurred but not specifically identified losses.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

The activity in the mortgage loan specific and general reserves for the years ended December 31, 2017 and 2016 is summarized below (in millions):

	2017
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$27	$29
Provision for credit losses	—	2	2
Ending balance	$2	$29	$31

Ending Balance
Collectively evaluated for impairment (general)	$2	$29	$31

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$35	$14,417	$14,452
Individually evaluated for impairment (specific)	$—	$—	$—

	2016
	Residential	Commercial	Total
Allowance for Credit Losses
Beginning balance	$2	$25	$27
Provision for credit losses	—	2	2
Ending balance	$2	$27	$29

Ending Balance
Collectively evaluated for impairment (general)	$2	$27	$29

Mortgage Loans
Ending balance (recorded investment, gross of allowance for credit losses):
Collectively evaluated for impairment (general)	$53	$13,681	$13,734
Individually evaluated for impairment (specific)	$1	$—	$1

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million is updated triennially, unless a more current appraisal is warranted. Commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. LTV, which is based on collateral values is deemed as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2017 and 2016, LTVs on the Company’s mortgage loans, based upon the recorded investment gross of allowance for credit losses, were as follows (in millions):

2017
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	32	274	169	4	—	6	—	485
Below 70%	4,193	4,015	3,651	1,777	226	29	32	13,923
Total	$4,269	$4,289	$3,820	$1,781	$226	$35	$32	$14,452

2016
LTV Ratio	Office Buildings	Apartment Buildings	Retail Facilities	Industrial	Hotel/ Motel	Residential	Other	Total

Above 95%	$—	$—	$—	$24	$—	$1	$—	$25
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	44	—	—	—	—	—	—	44
71% to 80%	50	406	184	4	—	9	—	653
Below 70%	4,123	3,561	3,614	1,455	183	44	32	13,012
Total	$4,217	$3,967	$3,798	$1,483	$183	$54	$32	$13,734

Impaired mortgage loans were less than $1 million at December 31, 2017 and 2016. At December 31, 2017 and 2016, the Company had $4 million and $28 million in impaired loans without a related allowance, respectively.

At December 31, 2017, the Company did not have any investments in mortgage loans that were non-income producing for the last 12 months. At December 31, 2016, the Company had $28 million of investments in mortgage loans that have been non-income producing for the last 12 months.

For the years ended December 31, 2017 and 2016, there were $26 million and $156 million of mortgage loans acquired, other than through direct origination.

Investments in Affiliates

Investments in affiliates consisted of an equity investment in MCF of $600 million and $573 million at December 31, 2017 and 2016, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Other Investments

The components of Other investments at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016

Limited partnerships and limited liability companies	$576	$536
Investment, at fair value, of consolidated investment companies	369	212
Senior secured commercial loans	—	7
Derivatives	241	458
Securities purchased under agreement to resell	222	298
Real estate	52	53
Short-term investments	15	90
Other invested assets	149	101
Total other investments	$1,624	$1,755

Unfunded commitments on limited partnerships, limited liability companies and senior secured commercial loans amounted to $268 million and $257 million at December 31, 2017 and 2016, respectively.

There was less than $1 million of accumulated depreciation on real estate for the years ended December 31, 2017 or 2016. There was less than $1 million of depreciation expense for the years ended December 31, 2017, 2016 and 2015.

There were no investments in real estate that have been non-income producing for the last 12 months at December 31, 2017 and 2016, respectively.

The Company receives tax credits related to its investments in qualified affordable housing projects. At December 31, 2017 and 2016, the Company had $91 million and $128 million, respectively, in qualified affordable housing investments, included in limited partnerships and limited liability companies above. The investment balance includes $17 million and $32 million of unfunded commitment as of December 31, 2017 and 2016, respectively. During 2017, 2016 and 2015, the Company recorded amortization on these investments under the proportional amortization method of $36 million, $32 million, and $40 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $34 million, $42 million, and $49 million for 2017, 2016 and 2015, respectively. Both the amortization of the investments as well as the tax credits and tax benefits are recognized as a component of income tax expense (benefit).

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

Variable Interest Entities

The following table presents the carrying value of assets and liabilities of all of the Company's consolidated VIEs at December 31, 2017 and 2016 (in millions):

	2017			2016
Consolidated Statements of Financial Position Line Item	Managed VIEs	Other Consolidated VIEs	Total	Managed VIEs	Other Consolidated VIEs	Total

Other investments	$261	$44	$305	$204	$45	$249
Cash and cash equivalents	6	—	6	7	—	7
Investment income due and accrued	4	—	4	1	—	1
Other assets	—	—	—	—	—	—
Total assets	$271	$44	$315	$212	$45	$257

Debt	$—	$44	$44	$—	$45	$45
Other liabilities	59	—	59	55	—	55
Total liabilities	$59	$44	$103	$55	$45	$100

Managed VIEs

The Company invests in securities issued by certain collateralized and other investment structures. These structures are managed by the affiliates of the Company for which they earn a fee income. The Company analyzes these relationships to determine whether it has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses or the right to receive benefits of the entity that could be potentially significant and thus determined to be the primary beneficiary. This analysis includes a review of the affiliates’ rights and responsibilities as investment manager, the fees received by the affiliates and other interest (if any) held by the affiliates and the Company. The Company is not required to provide, and has not provided, material financial or other support to any VIE for which the affiliates are the investment manager.

The Company has analyzed these relationships and determined that it is the primary beneficiary for certain collateralized and other investment structures and consolidates these entities. The assets of these VIEs are restricted and must be used to settle liabilities of the VIE. Creditors have no recourse against the Company in the event of default by these VIEs, nor does the Company have any significant implied or unfunded commitments to these VIEs.
The Company’s financial or other support provided to these VIEs is limited to its original investment. The Company’s maximum exposure to loss resulting from its relationship with the VIEs managed by its affiliates is limited to its investment in the structures. At December 31, 2017 and 2016, the Company’s maximum exposure to loss was $111 million and $149 million, respectively.

Other Consolidated VIEs

At December 31, 2017 and 2016, the Company consolidated other VIEs for which it was determined to be the primary beneficiary. These VIEs consisted of certain entities where the affiliates of the Company are not the investment manager. Creditors have no recourse against the Company in the event of default by these VIEs. The Company’s maximum exposure to loss resulting from its relationship with these structures is limited to its investment. At December 31, 2017 and 2016, the Company’s maximum exposure to loss was $43 million.

Unconsolidated VIEs

In the normal course of its activities, the Company invests in structured investments including VIEs for which it is not the primary beneficiary. These structured investments typically invest in fixed income investments that are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS (continued)

to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs’ economic performance. The Company classifies these investments as Fixed maturities – Available-for-sale and Securities, at fair value. The maximum exposure to loss associated with these investments was $30,678 million and $28,850 million at December 31, 2017 and 2016, respectively.

In the normal course of its activities, the Company invests in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds that may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures because it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments as Other investments and its maximum exposure to loss associated with these entities was $576 million and $536 million at December 31, 2017 and 2016, respectively.

These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are discussed in the Other investments section above.

Restricted Assets and Special Deposits

Assets with a carrying value of $13 million and $19 million at December 31, 2017 and 2016, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in Fixed maturities – Available-for-sale, at fair value. Refer to Note 15 – Commitments and Contingencies for additional discussion on assets pledged as collateral.

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, currency, and equity risk. These derivative instruments include foreign currency forwards, interest rate futures, interest rate and equity options, and interest rate, equity and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes. Refer to Note 3 – Significant Accounting Policies for a discussion on the accounting for derivative instruments.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange-traded futures are executed through regulated exchanges and require daily posting of initial and variation margin When the Company enters into exchange-traded futures, it is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange-traded futures, when the Company enters into OTC-cleared derivatives, it becomes subject to initial and daily variation margin postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting arrangements with OTC-bilateral counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is not to offset the fair value recognized for derivatives executed with the same OTC-bilateral counterparty under the same master netting agreements with the associated collateral.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents recognized derivative instruments that are subject to enforceable master netting agreements at December 31, 2017 and 2016 (in millions):

	2017
	Gross amounts of recognized derivative instruments [1]	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amounts of recognized derivative instruments
Assets	$249	$(7)	$241	$(81)	$(156)	$—	$4
Liabilities	$(115)	$—	$(115)	$81	$28	$—	$(6)

	2016
	Gross amounts of recognized derivative instruments [1]	Gross amounts offset in the Statement of Financial Position	Gross amounts presented in the Statement of Financial Position	Gross amounts not offset in Statement of Financial Position	Cash collateral	Securities collateral	Net amount of recognized derivative instruments
Assets	$458	$—	$458	$(37)	$(405)	$(10)	$6
Liabilities	$(43)	$—	$(43)	$37	$3	$—	$(4)

1 The gross amounts exclude investment income due and accrued and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSA’s”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In a few cases, these CSAs provide that the counterparties are not required to post collateral below a specified threshold; however the agreements governing these bilateral relationships also include credit contingent provisions whereby the threshold declines on a sliding scale with declines in the OTC-bilateral counterparties’ ratings. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments. If the credit contingent features had been triggered at December 31, 2017, the Company estimates that it would not have had to post additional collateral for a one notch downgrade in the Company’s credit rating, and would have had to post additional collateral of $5 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the notional amount and gross fair value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting (excluding embedded derivatives) at December 31, 2017 and 2016 (in millions):

		2017			2016

		Fair Value [2,3]			Fair Value [2,3]
	Primary Risk Exposure	Notional Amount (1)	Asset	Liability	Notional Amount (1)	Asset	Liability

Derivatives Qualifying and Designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$68	$9	$—	$68	$13	$—
Interest rate swaps	Interest	12	—	—	12	4	—
Total derivatives qualifying and designated		80	9	—	80	17	—

Derivatives Not Designated:
Interest rate options	Interest	23,983	6	—	29,876	24	—
Equity options	Equity	652	32	—	652	53	—
Equity swaps	Equity	93	7	—	93	5	2
Foreign currency forwards	Currency	117	1	1	114	5	—
Foreign currency swaps	Currency	2,594	162	83	2,287	325	7
Futures	Interest	14	—	—	8	—	—
Interest rate swaps	Interest	3,569	25	31	3,662	29	34
Total derivatives not designated		31,022	233	115	36,692	441	43
Total derivatives		$31,102	$242	$115	$36,772	$458	$43

1 Notional amounts of derivative instruments generally do not represent the amounts exchanged between the parties engaged in the transaction.
2 The fair value amounts exclude investment income due and accrued, and accrued investment expense on derivatives, which are included in Other assets and Other liabilities, respectively. Refer to Note 9 – Fair Value Measurements for discussion of valuation methods for derivative instruments.
3 Effective January 3, 2017, the Chicago Mercantile Exchange (CME) amended its rulebook to legally characterize variation margin payments for over-the-counter derivatives they clear as settlements rather than collateral. Previously, any variation margin received or paid on derivative assets and liabilities, respectively, was shown gross on the balance sheet in other liabilities and other assets, respectively. The change in characterization of variation margin reduced gross derivative assets by $7, gross derivative liabilities by $0, accrued investment income by $0 million and accrued investment expenses by $0 million.

Interest Rate Risk Management

The Company enters into various types of interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Inflation swaps are used by the Company to hedge inflation risk of certain policyholder liabilities linked to the U.S. Consumer Price Index.

Interest rate (Treasury) futures are used by the Company to manage duration of the Company’s fixed income portfolio.
Interest rate futures are exchange traded contracts to buy or sell at a specific price at a future date.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts, the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contracts until an agreed upon interest rate ceiling, if applicable.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the values of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception, calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity put options and enters into equity swaps to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities. Options require upfront fees paid at the time the agreements are entered into. Equity swaps are agreements between parties to exchange interest payments for an equity return.

Cash Flow Hedges

The following table presents the effects of derivatives in qualified cash flow hedging relationships, for the years ended December 31, 2017, 2016 and 2015 (in millions):

	Gain (loss) recognized in OCI (effective portion)[1]	Gain (loss) reclassified from AOCI into net income (effective portion)
		Net investment gains (losses)	Net investment income
2017
Foreign currency swaps	$(4)	$(4)	$1
Interest rate swaps	—	2	—
Total	$(4)	$(2)	$1

2016
Foreign currency swaps	$(7)	$9	$1
Interest rate swaps	—	1	1
Total	$(7)	$10	$2

2015
Foreign currency swaps	$24	$—	$2
Interest rate swaps	—	—	1
Total	$24	$—	$3

1 The amount of gain or loss recognized in OCI is reported as a change in net unrealized investment gains or losses, a component of AOCI.

In 2017, 2016 and 2015, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions, for which a hedge was entered into, did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

For derivatives which are designated for hedge accounting, there were no components of the derivative’s gain or loss excluded from the assessment of effectiveness for the years ended December 31, 2017, 2016 and 2015.

Presented below is a rollforward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

	2017	2016	2015
Balance, beginning of year	$15	$34	$13
(Losses) gains deferred in AOCI on the effective portion of cash flow hedges	(4)	(7)	24
Losses (gains) reclassified to net income	1	(12)	(3)
Balance, end of year	$12	$15	$34

At December 31, 2017, there were gains of $1 million on derivatives in AOCI which are expected to be reclassified to earnings within the next 12 months.

Derivatives Not Designated

The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment.

The following table provides gains and losses on derivative instruments not designated for hedging accounting, which are included in Net investment gains (losses) for the years ended December 31, 2017, 2016 and 2015 (in millions):

Derivative Type	2017	2016	2015

Interest rate options	$(18)	$(4)	$(16)
Equity options	—	(13)	(2)
Equity swaps	(14)	7	(4)
Foreign currency forwards	(10)	5	3
Foreign currency swaps	(199)	144	165
Interest rate swaps	20	12	36
Total	$(221)	$151	$182

Embedded Derivatives

The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. At December 31, 2017 and 2016, there were no embedded derivatives that could not be separated from their host contracts.

The following table presents the fair value of the Company’s embedded derivatives in host contracts at December 31, 2017 and 2016 (in millions):

	Consolidated Statements of Financial Position Line Item
		2017	2016

Guaranteed minimum accumulation benefits[1]	Policyholders’ account balances	$33	$180
Other[1]	Other liabilities	3	$3
Total		$3	$3

1 For further information on these embedded derivatives refer to Note 9 – Fair Value Measurements.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 7 – DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the changes in fair value related to embedded derivatives in host contracts for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015

Interest credited to policyholders’ account balances	$(147)	$25	$(26)
Net revenue from reinsurance	$—	$1	$2

NOTE 8 – SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC

The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life insurance products with assets of $32,766 million and $28,819 million at December 31, 2017 and 2016, respectively. The assets of these separate accounts are comprised of investments in shares of the New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Separate Accounts Not Registered with the SEC

The Company also maintains separate accounts, which are not registered with the SEC, with assets of $2,326 million and $1,988 million at December 31, 2017 and 2016, respectively. The assets in these separate accounts are comprised of investments in MainStay VP Funds Trust, non-proprietary mutual funds and limited partnerships. The assets in these separate accounts are carried at fair value.

Refer to Note 12 – Policyholders’ Liabilities for information regarding separate accounts with contractual guarantees for minimum death benefits (“GMDB”), guaranteed minimum accumulation benefits (“GMAB”), enhanced beneficiary benefit (“EBB”) and guaranteed future income benefits (“GFIB”).

NOTE 9 – FAIR VALUE MEASUREMENTS

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company's assets and liabilities recorded at fair value, except certain assets for which the NAV per share is used as a practical expedient, are measured and classified in accordance with a fair value hierarchy consisting of three levels based on the observability of the inputs used in measuring the fair value. The level is determined based on the lowest level input that is significant to the fair value measurement.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The levels of the fair value hierarchy based on the inputs to the valuation are as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities in active markets; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

Determination of Fair Value

The Company has an established and well-documented process for determining fair value of its financial instruments.
Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring of trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities which go through this formal price challenge process.
In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company's Investment Management group, Controller's, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis at December 31, 2017 and 2016 (in millions):

	2017
	Level 1	Level 2	Level 3	NAV as a Practical Expedient[3]	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$982	$—	$—	$982
U.S. government corporations and agencies	—	1,137	12	—	1,149
U.S. agency mortgage-backed and asset-backed securities	—	16,750	1	—	16,751
Foreign governments	—	343	4	—	347
U.S. corporate	—	43,101	66	—	43,167
Affiliated bonds	—	—	1,989	—	1,989
Foreign corporate	—	9,921	13	—	9,934
Non-agency residential mortgage-backed securities	—	967	7	—	974
Non-agency commercial mortgage-backed securities	—	5,550	338	—	5,888
Non-agency asset-backed securities	—	6,213	765	—	6,978
Total fixed maturities - available-for-sale	—	84,964	3,195	—	88,159
Fixed maturities - securities, at fair value
U.S agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	438	—	—	438
Foreign corporate	—	1,902	—	—	1,902
Non-agency residential mortgage-backed securities	—	3	—	—	3
Non-agency commercial mortgage-backed securities	—	34	2	—	36
Non-agency asset-backed securities	—	23	21	—	44
Total fixed maturities - securities, at fair value	—	2,405	23	—	2,428
Equity securities - available-for-sale
Common stock	—	—	25	—	25
Non-redeemable preferred stock	—	—	16	—	16
Total equity securities - available-for-sale	—	—	41	—	41
Equity securities - securities, at fair value
Common stock	701	—	4	—	705
Non-redeemable preferred stock	—	2	—	—	2
Mutual funds	423	—	1	7	431
Total equity securities - securities, at fair value	1,124	2	5	7	1,138
Derivative assets	—	228	13	—	241
Securities purchased under agreements to resell	—	223	—	—	223
Investments, at fair value of consolidated
investment companies	132	236	1	—	369
Other invested assets	—	46	—	—	46
Cash equivalents	200	1,964	—	—	2,164
Short-term investments	—	15	—	—	15
Separate account assets	34,835	—	—	257	35,092
Total assets accounted for at fair value on a recurring basis	$36,291	$90,083	$3,278	$264	$129,916

Policyholders’ account balances [1]	$—	$—	$33	$—	$33
Derivative liabilities	—	115	3	—	118
Total liabilities accounted for at fair value on a recurring basis [2]	$—	$115	$36	$—	$151

1 Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
2 Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
3 The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Level 1	Level 2	Level 3	NAV as a Practical Expedient[3]	Total

Fixed maturities - available-for-sale
U.S. Treasury	$—	$1,654	$—	$—	$1,654
U.S. government corporations and agencies	—	1,213	24	—	1,237
U.S. agency mortgage-backed and asset-backed securities	—	15,552	2	—	15,554
Foreign governments	—	357	6	—	363
U.S. corporate	—	38,072	101	—	38,173
Affiliated bonds	—	—	1,816	—	1,816
Foreign corporate	—	10,566	2	—	10,568
Non-agency residential mortgage-backed securities	—	983	6	—	989
Non-agency commercial mortgage-backed securities	—	5,067	232	—	5,299
Non-agency asset-backed securities	—	5,921	982	—	6,903
Total fixed maturities - available-for-sale	—	79,385	3,171	—	82,556
Fixed maturities - securities, at fair value
U.S. agency mortgage-backed and asset-backed securities	—	5	—	—	5
U.S. corporate	—	326	—	—	326
Foreign corporate	—	1,492	—	—	1,492
Non-agency residential mortgage-backed securities	—	4	—	—	4
Non-agency commercial mortgage-backed securities	—	41	2	—	43
Non-agency asset-backed securities	—	51	2	—	53
Total fixed maturities - securities, at fair value	—	1,919	4	—	1,923
Equity securities - available-for-sale
Common stock	—	—	19	—	19
Non-redeemable preferred stock	—	1	14	—	15
Total equity securities - available-for-sale	—	1	33	—	34
Equity securities - securities, at fair value
Common stock	559	—	2	—	561
Mutual funds	359	—	—	5	364
Total equity securities - securities, at fair value	918	—	2	5	925
Derivative assets	—	429	29	—	458
Securities purchased under agreements to resell	—	298	—	—	298
Investments, at fair value of consolidated
investment companies	181	31	—	—	212
Other invested assets	—	15	—	—	15
Cash equivalents	119	1,671	—	—	1,790
Short-term investments	—	90	—	—	90
Separate account assets	30,444	—	—	363	30,807
Total assets accounted for at fair value on a recurring basis	$31,662	$83,839	$3,239	$368	$119,108

Policyholders’ account balances [1]	$—	$—	$180	$—	$180
Derivative liabilities	—	41	2	—	43
Total liabilities accounted for at fair value on a recurring basis [2]	$—	$41	$182	$—	$223
1 Policyholders’ account balances represent embedded derivatives bifurcated from host contracts.
2 Separate account liabilities are not included above, as they are reported at contract value in accordance with the Company’s policy (refer to Note 3 – Significant Accounting Policies).
3 The fair value amounts presented in the category are intended to permit reconciliation of the total assets in this table to the amounts presented in the statements of financial position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments in the valuation hierarchy.

Fixed maturities available-for-sale and Securities at fair value

Fixed maturity securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses an income-based valuation approach by using a discounted cash flow model or a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognizable, reliable and well regarded benchmarks by participants in the financial industry, which represents the broader U.S. public bond markets.
Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.
For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2.

The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Equity securities

Equity securities valued using unadjusted quoted prices in active markets that are readily and regularly available are classified as Level 1. Those securities valued using a market approach in which market quotes are available but are not considered actively traded are classified as Level 2. Securities priced through an internal valuation where significant inputs are deemed to be unobservable, which includes securities of a government organization, are classified as Level 3.

Derivative assets and liabilities

The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives, which are either exchange-traded, or the fair value is derived using broker quotations. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, non-performance risk and other factors. Exchange-traded derivatives are valued using a market approach as fair value is based on quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

When appropriate, valuations of OTC-bilateral derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC-bilateral derivative assets and liabilities. OTC-bilateral derivative contracts are executed under master netting agreements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions.

Securities purchased under agreements to resell

Due to the short-term nature (generally one month) of this investment, the asset’s carrying value approximates fair value. These investments are classified as Level 2.

Other invested assets

Level 2 assets represent surplus note investments, priced by a third-party pricing service, where the inputs to the valuation are deemed to be observable. Level 3 assets represent residual interests of securitizations, priced by a third-party pricing service, where inputs to the valuation are deemed to be unobservable.

Cash equivalents

These include money market funds, treasury bills, commercial paper and other highly liquid instruments. The highly liquid instruments are classified as Level 1. All other investments are classified as Level 2, since due to their short term nature, amortized cost is used as the best estimate of fair value.

Short term investments

For short term investments, amortized cost is used as the best estimate of fair value, and are classified as Level 2.

Separate account assets

Assets within the separate account are primarily invested in equities and fixed maturities. The fair value of investments in the separate accounts is calculated using the same procedures used for equities and fixed maturities in the general account. The separate accounts also invest in limited partnerships and hedge funds. These investments are valued based on the latest net asset value (“NAV”) using NAV as a practical expedient.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria(in millions):

		2017
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$232	$—	Monthly ,Quarterly and Semi- annual	180 days or less
Hedge Fund	Sector Investing	$23	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$7	$—	Weekly	5 days (Assets subject to lock up periods)

		2016
Category of Investment	Investment Strategy	Fair Value Determined Using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge Fund	Multi-strategy	$337	$—	Monthly, Quarterly, Semi-annual, Annual	180 days or less
Hedge Fund	Sector Investing	$24	$—	Monthly	30 days
Hedge Fund	Long/Short Equity	$2	$—	Monthly	30 days
Mutual Funds	Global Allocation	$5	$—	Weekly	5 days (Assets subject to lock up periods)

Policyholders’ account balances

Policyholders’ account balances carried at fair value consist of embedded derivatives bifurcated from the host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers less the present value of assessed or imputed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. The expected cash flows are discounted using the treasury rate, plus a spread based upon the Company’s medium term notes. The spread reflects the market’s perception of the Company’s non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders’ account balances has been classified as Level 3.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Level 3 Assets and Liabilities by Price Source

The following tables present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources at December 31, 2017 and 2016 (in millions):

	2017
	Internal [1]	External [2]	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$12	$12
U.S. agency mortgage-backed and asset-backed securities	—	1	1
Foreign governments	—	4	4
U.S. corporate	24	42	66
Affiliated bonds	1,989	—	1,989
Foreign corporate	—	13	13
Non-agency residential mortgage-backed securities	1	6	7
Non-agency commercial mortgage-backed securities	78	260	338
Non-agency asset-backed securities	75	690	765
Total fixed maturities - available-for-sale	2,167	1,028	3,195
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	21	21
Total fixed maturities - securities, at fair value	—	23	23
Equity securities
Common stock	28	1	29
Non-redeemable preferred stock	16	—	16
Mutual Funds	—	1	1
Total equity securities	44	2	46
Investments, at fair value of consolidated investment companies		1	1
Derivative assets	—	13	13
Total assets accounted for at fair value on a recurring basis	$2,211	$1,067	$3,278

Policyholders’ account balances	$33	$—	$33
Derivative liabilities	—	3	3
Total liabilities accounted for at fair value on a recurring basis	$33	$3	$36

1 Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs are deemed to be unobservable.
2 Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Internal (1)	External (2)	Total

Fixed maturities - available-for-sale
U.S. government corporations and agencies	$—	$24	$24
U.S. agency mortgage-backed and asset-backed securities	—	2	2
Foreign governments	—	6	6
U.S. corporate	49	52	101
Affiliated bonds	1,816	—	1,816
Foreign corporate	—	2	2
Non-agency residential mortgage-backed securities	—	6	6
Non-agency commercial mortgage-backed securities	123	109	232
Non-agency asset-backed securities	168	814	982
Total fixed maturities - available-for-sale	2,156	1,015	3,171
Fixed maturities - securities, at fair value
Non-agency commercial mortgage-backed securities	—	2	2
Non-agency asset-backed securities	—	2	2
Total fixed maturities - securities, at fair value	—	4	4
Equity securities
Common stock	20	1	21
Non-redeemable preferred stock	14	—	14
Total equity securities	34	1	35
Derivative assets	—	29	29
Total assets accounted for at fair value on a recurring basis	$2,190	$1,049	$3,239

Policyholders’ account balances	$180	$—	$180
Derivative liabilities	—	2	2
Total liabilities accounted for at fair value on a recurring basis	$180	$2	$182

(1) Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information, where pricing inputs that are deemed to be unobservable.
(2) Primarily represents independent non-binding broker quotes, where pricing inputs are not readily available.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Quantitative Information Regarding Internally - Priced Level 3 Assets and Liabilities

The following tables present quantitative information on significant internally priced Level 3 assets and liabilities at December 31, 2017 and 2016 ($ in millions):

	2017
	Fair Value	Valuation Techniques	Unobservable Input	Range	Weighted Average

Assets:
U.S. corporate	$24	Discounted Cash Flow	Discount Rate	2.7%-18.5%	5.5%

Affiliated bonds	$1,989	Discounted Cash Flow	Discount Rate	4.26%

Non-agency asset-backed securities	$75	Discounted Cash Flow	Discount Rate	4.0%-9.9%	5.6%

Non-agency commercial mortgage-backed securities	$78	Discounted Cash Flow	Discount Rate	3.6%-3.9%	3.7%

Equity securities	$18	Market Comparable	Revenue Multiple	4.4x-15.3x

Liabilities:
Policyholders’ account balances	$33	Discounted Cash Flow	Discount Rate	2.0%-6.8%
		(GMAB)	Equity Returns	1.2%-9.2%
			Equity Volatility Curve	16.2%-75.5%
			Lapse Rate	1.0%-31.5%
			Mortality Rate	0.0%-50.0%
			Utilization Rate	0%-100%
			Withdrawal Rate	2.5%-8.3.%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	Fair Value	Valuation Techniques	Unobservable Input	Range	Weighted Average

Assets:
U.S. corporate	$49	Discounted Cash Flow	Discount Rate	2.2% - 13.8%	10%

Affiliated bonds	$1,816	Discounted Cash Flow	Discount Rate	4.25%

Non-agency asset-backed securities	$168	Discounted Cash Flow	Discount Rate	3.5% - 10.4%	6.5%

Non-agency commercial mortgage-backed securities	$123	Discounted Cash Flow	Discount Rate	3.1% - 12.0%	3.9%

Equity securities	$9	Market Comparable	Price to Book Multiple	0.62x
		Market Comparable	Revenue Multiple	5.6x - 26.1x

Liabilities:
Policyholders’ account balances	$180	Discounted Cash Flow	Discount Rate	1.5%-7.9%
		(GMAB)	Equity Returns	1.5%-7.3%
			Equity Volatility Curve	17.5%-62.1%
			Lapse Rate	1.0%-32.0%
			Mortality Rate	0.1%-50.0%
			Utilization Rate	0%-100.0%
			Withdrawal Rate	2.5%-8.3%

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.

U.S. corporate securities

Most corporate securities are valued using a discounted cash flow analysis based on the expected cash flows of each security. The most significant unobservable input to the valuation of these securities is the discount rate, as it usually includes spread adjustments. Significant spread widening would decrease the value of these securities. The opposite effect would occur if spreads tightened significantly. Default rates are also a component of the valuation. If expected default rates on these securities significantly increase, the fair value will decrease, with the opposite being true for significant decreases in default rates.

Affiliated bonds

This security relates to an affiliated bond with Madison Capital Funding which was acquired at December 31, 2017 and therefore cost of $1,989 million and $1,816 million, for 2017 and 2016, respectively approximates fair value. The valuation of this bond in the future may include unobservable inputs and is therefore classified as Level 3.

Non-agency commercial mortgage-backed and asset-backed securities

These securities are mainly valued using discounted cash flow models. Significant spread widening, spread tightening and increases and decreases in default rates will have the same impact on the fair values of these securities as described above under U.S. corporate securities. Significant increases in loss severity assumptions will decrease the estimated fair value of these securities, with the opposite being true for decreases in expected loss severities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Equity securities

The equity securities included in the table above mostly relate to the Company’s holdings in the Federal Home Loan Bank of Pittsburgh ( the “FHLB of Pittsburgh”) stock, refer to Note 17 - Debt. As prescribed in the FHLB of Pittsburgh’s Capital Plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not an observable market for the FHLB of Pittsburgh stock are held at cost and, these securities have been classified as Level 3. The cost basis of the FHLB of Pittsburgh stock was $26 million and $24 million as of December 31, 2017 and 2016, respectively.

Policyholders’ account balances

Policyholders’ account balances consist of embedded derivatives bifurcated from host contracts, which represent the embedded derivatives for GMAB contracts.

The fair values of GMAB liabilities are equal to the present value of future expected payments to customers, less the present value of assessed rider fees attributable to the embedded derivative feature. Generally, higher (lower) equity returns will result in a lower (higher) fair value of the liability, while higher (lower) implied volatility assumptions will result in a higher (lower) fair value of the liability.

Transfers between Levels

Transfers between levels may occur as a result of changes in valuation sources or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company’s policy is to assume the transfer occurs at the beginning of the period.

Transfers between Levels 1 and 2

Periodically, the Company has transfers between Level 1 and Level 2 assets and liabilities.

Transfers between Levels 1 and 2 were not significant during the 12 months ended December 31, 2017 and 2016.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

During the years ended December 31, 2017 and 2016, the Company transferred $154 million and $228 million, respectively, of securities into Level 3 consisting of fixed maturities available-for-sale securities and separate account assets in 2017 and 2016. The transfers into Level 3 related to fixed maturities available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

Transfers out of Level 3 of $531 million and $526 million during the years ended December 31, 2017, and 2016, respectively, were primarily due to significant increases in market activity, or one or more significant input(s) becoming observable, or a change in the valuation technique for fixed maturities available-for-sale, equity securities available-for-sale and other invested assets in 2017 and 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables present the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2017, 2016 and 2015 (in millions):

	U.S. government corporations and agencies	U.S. agency mortgage-backed and asset-backed	Foreign governments	U.S. corporate	Affiliated bonds

Fair Value, December 31, 2014	$24	$27	$8	$266	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(1)	—
Net investment income[1]	—	(1)	—	—	—
Other comprehensive loss	—	—	—	3	1,707
Sales	—	(6)	—	(15)	—
Settlements	—	—	(1)	(8)	—
Transfers into Level 3[2]	—	—	—	3	—
Transfers out of Level 3[2]	—	(18)	—	(141)	—
Fair Value, December 31, 2015	24	2	7	107	1,707
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(16)	—
Net investment income[1]	—	—	—	(1)	—
Other comprehensive loss	—	—	—	10	36
Purchases	—	—	—	14	555
Sales	—	—	—	—	—
Issuances	—	—	—	(16)	—
Settlements	—	—	(1)	(34)	(482)
Transfers into Level 3[2]	—	—	—	84	—
Transfers out of Level 3[2]	—	—	—	(47)	—
Fair Value, December 31, 2016	24	2	6	101	1,816
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(5)	—
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	(1)	—	—	—	78
Purchases	—	1	—	15	346
Sales	—	—	—	(33)	—
Issuances	—	—	—	—	—
Settlements	(11)	—	(2)	(17)	(251)
Transfers into Level 3[2]	—	—	—	26	—
Transfers out of Level 3[2]	—	(2)	—	(21)	—
Fair Value, December 31, 2017	$12	$1	$4	$66	$1,989

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Foreign corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities- available-for-sale

Fair Value, December 31, 2014	$41	$16	$195	$817	$1,394
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(2)	—	(1)
Net investment income[1]	—	—	—	—	(1)
Other comprehensive loss	—	(1)	—	(7)	(9)
Purchases	—	—	233	446	2,389
Sales	—	(1)	(1)	—	(23)
Settlements	(18)	(6)	(12)	(90)	(135)
Transfers into Level 3[2]	—	—	2	33	38
Transfers out of Level 3[2]	(23)	—	—	(358)	(540)
Fair Value, December 31, 2015	—	9	415	841	3,112
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(1)	(14)	(31)
Net investment income[1]	—	—	—	—	(1)
Other comprehensive loss	—	—	(1)	7	52
Purchases	2	(1)	37	444	1,051
Sales	—	—	—	—	—
Issuances	—	—	—	—	(16)
Settlements	—	(3)	(3)	(159)	(682)
Transfers into Level 3[2]	—	1	3	114	202
Transfers out of Level 3[2]	—	—	(218)	(251)	(516)
Fair Value, December 31, 2016	2	6	232	982	3,171
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	(11)	(16)
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	—	—	—	11	88
Purchases	12	—	143	400	917
Sales	(1)	—	—	(31)	(65)
Issuances	—	—	—	—	—
Settlements	—	(1)	(2)	(232)	(516)
Transfers into Level 3[2]	—	2	—	118	146
Transfers out of Level 3[2]	—	—	(35)	(472)	(530)
Fair Value, December 31, 2017	$13	$7	$338	$765	$3,195

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Non-agency commercial mortgage-backed securities	Non-agency asset-backed securities	Total fixed maturities - securities, at fair value	Common stock	Non-redeemable preferred stock

Fair Value, December 31, 2014	$2	$4	$6	$2	$2
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(1)	(1)	—	—
Net investment income[1]	—	—	—	—	—
Other comprehensive loss	—	—	—	(1)	—
Purchase	—	—	—	26	3
Sales	—	—	—	(1)	—
Settlements	—	—	—	—	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—	—
Fair Value, December 31, 2015	2	3	5	26	5
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	—	—
Net investment income[1]	—	—	—	—	—
Other comprehensive loss	—	—	—	—	3
Purchases	—	2	2	2	6
Sales	—	—	—	—	—
Issuances	—	—	—	—	—
Settlements	—	(3)	(3)	—	—
Transfers into Level 3[2]	—	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	(7)	—
Fair Value, December 31, 2016	2	2	4	21	14
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—		—	1	—
Net investment income[1]	—	—	—	—	—
Other comprehensive income/(loss)	—	—	—	—	2
Purchases	—	20	20	3	—
Sales	—	—	—	(3)	—
Issuances	—	—	—	—	—
Settlements	—	—	—	—	—
Transfers into Level 3[2]	—	—	—	7	—
Transfers (out of) Level 3[2]	—	(1)	(1)	—	—
Fair Value, December 31, 2017	$2	$21	$23	$29	$16

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Mutual fund	Total equity securities	Derivative Assets	Investments, at fair value, of consolidated investment companies

Fair Value, December 31, 2014	$—	$4	$4	$—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	(6)	—
Net investment income[1]	—	—	—	—
Other comprehensive loss	—	(1)	—	—
Purchases	3	32	2	—
Sales	—	(1)	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	—	—	—
Transfers (out of) Level 3[2]	—	—	—	—
Fair Value, December 31, 2015	3	34	—	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	—	—	—
Net investment income[1]	—	—	—	—
Other comprehensive loss	—	3	—	—
Purchases	—	8	3	—
Sales	—	—	—	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	—	26	—
Transfers (out of) Level 3[2]	(3)	(10)	—	—
Fair Value, December 31, 2016	—	35	29	—
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	1	(16)	—
Net investment income[1]	—	—	—	—
Other comprehensive income/(loss)	—	2	—	—
Purchases	—	3	—	1
Sales	—	(3)	—	—
Issuances	—	—	—	—
Settlements	—	—	—	—
Transfers into Level 3[2]	—	8	—	—
Transfers (out of) Level 3[2]	1	—	—
Fair Value, December 31, 2017	$1	$46	$13	$1

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	Separate account assets	Total assets	Policyholders’ account balances	Derivative liabilities	Total liabilities

Fair Value, December 31, 2014	$260	$1,668	$181	$—	$181
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(8)	—	3	3
Net investment income[1]	—	(1)	(62)	—	(62)
Other comprehensive loss	—	(10)	(2)	—	(2)
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	2,423	—	—	—
Sales	—	(24)	38	—	38
Settlements	—	(135)	—	—	—
Transfers into Level 3[2]	—	38	—	—	—
Transfers (out of) Level 3[2]	(260)	(800)	—	—	—
Fair Value, December 31, 2015	—	3,151	155	3	158
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	(1)	(1)
Net investment income[1]	—	(1)	(14)	—	(14)
Other comprehensive loss	—	55	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	1,064	40	—	40
Sales	—	—	—	—	—
Issuances	—	(16)	—	—	—
Settlements	—	(685)	(1)	—	(1)
Transfers into Level 3[2]	—	228	—	—	—
Transfers (out of) Level 3[2]	—	(526)	—	—	—
Fair Value, December 31, 2016	—	3,239	180	2	182
Total gains (losses) (realized and unrealized):
Included in earnings
Net investment gains	—	(31)	—	1	1
Net investment income[1]	—	—	(185)	—	(185)
Other comprehensive income/(loss)	—	90	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—
Purchases	—	941	—	—	—
Sales	—	(68)	42	—	42
Issuances	—	—	—	—	—
Settlements	—	(516)	(4)	—	(4)
Transfers into Level 3[2]	—	154	—	—	—
Transfers (out of) Level 3[2]	—	(531)	—	—	—
Fair Value, December 31, 2017	$—	$3,278	$33	$3	$36

1 Net investment income/loss includes amortization of discount and premium on fixed maturities.
2 Transfers into or out of Level 3 are reported at the value as of beginning of the period.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

The following tables include the unrealized gains or losses for the years ended December 31, 2017, 2016 and 2015 by category for Level 3 assets still held at December 31, 2017, 2016 and 2015, respectively (in millions):

	2017
	U.S. corporate	Affiliated bonds	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment (losses) gains	$(2)	$—	$(4)	$(6)
Net investment income	—	—	—	—
Other comprehensive income/(loss)	—	81	13	94
Total change in unrealized (losses) gains	$(2)	$81	$9	$88

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(5)
Net investment income	—	(1)
Other comprehensive income	2	96
Total change in unrealized gains (losses)	$2	$90

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2017.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2016
	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities	Non-agency asset-backed residential securities	Total fixed maturities - available-for-sale
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$(16)	$—	$(1)	$(14)	$(31)
Net investment loss	(1)	—	—	—	(1)
Other comprehensive income	11	36	(1)	7	53
Total change in unrealized gains (losses)	$(6)	$36	$(2)	$(7)	$21

	Non-redeemable preferred stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$—	$(31)
Net investment loss	—	(1)
Other comprehensive income	3	20
Total change in unrealized gains (losses)	$3	$24

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2016.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

	2015
	U.S. agency mortgage-backed and asset-backed securities	Foreign corporate	U.S. corporate	Non-agency residential mortgage-backed securities	Non-agency commercial mortgage-backed securities
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment gains (losses)	$—	$1	$(2)	$1	$—
Net investment income	(1)	—	—	—	(1)
Other comprehensive losses	—	(2)	—	(10)	(12)
Total change in unrealized gains (losses)	$(1)	$(1)	$(2)	$(9)	$(13)

	Non-agency asset-back securities	Total fixed maturities - securities, at fair value	Common stock	Total assets
Earnings
Total gains (losses) (realized/unrealized)
included in earnings:
Net investment losses	$(2)	$(2)	$—	$(2)
Net investment income	—	—	—	(1)
Other comprehensive losses	—	—	(1)	(13)
Total change in unrealized gains (losses)	$(2)	$(2)	$(1)	$(16)

There were no unrealized or realized gains or losses recorded for Level 3 liabilities held at December 31, 2015.

Non-recurring Fair Value Measurements

Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

The following tables represent certain assets measured at estimated fair value during the years ended and still held at December 31, 2017 and 2016 (in millions):

2017
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$—	$—

2016
	Carrying Value Prior to Impairment	Estimated Fair Value After Impairment
Mortgage loans	$1	$1

The impaired mortgage loans presented above were written down to the estimated fair value of the collateral at the date the impairments were recognized and have been categorized as Level 3.

For a description of the Company’s valuation process and controls, refer to “Determination of Fair Value” section above.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Fair Value of Other Financial Instruments

Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments, whether or not fair value is recognized in the Consolidated Statements of Financial Position, for which it is practicable to estimate fair value.

The carrying value and estimated fair value of financial instruments not otherwise disclosed in Notes 6, 12, 15 and 17 of Notes to the Consolidated Financial Statements at December 31, 2017 and 2016 are presented below (in millions):

	2017
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$14,421	$—	$—	$14,750	$14,750
Cash	46	46	—	—	46
Other invested assets	185	—	68	139	207
Other assets	756	—	756	—	756

Liabilities
Policyholders’ account balances - investment contracts	$43,456	$—	$—	$42,349	$42,349
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	173	—	173	—	173
Debt	1	—	1	—	1

	2016
	Carrying	Estimated Fair Value
	Value	Level 1	Level 2	Level 3	Total

Assets
Mortgage loans	$13,705	$—	$—	$13,972	$13,972
Senior secured commercial loans	7	—	—	7	7
Cash	65	65	—	—	65
Other invested assets	207	—	53	182	235
Other assets	705	—	705	—	705

Liabilities
Policyholders’ account balances - investment contracts	$40,556	$—	$—	$39,655	$39,655
Collateral received on securities lending and repurchase agreements	675	—	675	—	675
Collateral received on derivative transactions	398	—	398	—	398
Debt	1	—	1	—	1

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 9 – FAIR VALUE MEASUREMENTS (continued)

Mortgage loans

The estimated fair value of mortgage loans is determined based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions, which take into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs.

Senior secured commercial loans

The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value is calculated by discounting future cash flows using prevailing interest rates on similar loans plus a spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation.

Cash and cash equivalents

The Company believes that due to the short-term nature of cash and cash equivalents, the fair value approximates carrying value.

Other invested assets

These assets include collateral posted on derivative transactions, third-party loans, and investments in qualified affordable housing projects. The fair value for derivative transactions approximates the carrying amount as they are short term in nature. The third-party loans are fair valued by discounting estimated cash flows for each loan at the prevailing interest rates on similar loans plus spread adjustment. The spread is based on management’s judgment and assumptions and is significant to the valuation. The fair value of investments in qualified affordable housing projects is based on a discounted cash flow calculation using a discount rate that is determined internally.

Policyholders’ account balances – investment contracts

These contracts include continued interest accounts, supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and company specific assumptions for lapses, mortality and expenses. The cash flows are discounted using the yield on the Company’s medium term notes. For funding agreements backing medium term notes, fair values are based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Debt

The fair value of the Company’s non-recourse debt and other debt approximates carrying value.

Collateral received on securities lending, repurchase agreements and derivative transactions

The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Fixed maturities	$3,393	$3,299	$3,139
Equity securities	36	23	18
Mortgage loans	616	591	548
Policy loans	53	57	57
Other investments	72	34	129
Gross investment income	4,170	4,004	3,891
Investment expenses	(147)	(133)	(124)

Net investment income	$4,023	$3,871	$3,767

For the years ended December 31, 2017, 2016 and 2015, Net investment gains (losses) were as follows (in millions):

	2017	2016	2015
Fixed maturities
Total OTTI losses	$(55)	$(119)	$(107)
Portion of OTTI losses recognized in OCI	12	14	13
Net OTTI losses on fixed maturities recognized in earnings	(43)	(105)	(94)
All other (losses) gains	384	(23)	(29)
Fixed maturities, net	341	(128)	(123)
Equity securities	145	45	(20)
Mortgage loans	(2)	(2)	(3)
Limited partnerships and other invested assets	(5)	—	—
Derivative instruments	(203)	159	182
Other	(2)	16	24
Net investment gains	$274	$90	$60

The net investment losses on Securities, at fair value (both fixed maturities and equity securities) amounted to $(462) million, $25 million and $212 million for the years ended December 31, 2017, 2016 and 2015, respectively. Of these losses, $(408) million, $5 million and $196 million were related to changes in fair value.

Gains and losses for Securities at fair value are included in Net investment gains or losses.

Realized gains on sales of available-for-sale fixed maturities were $156 million, $111 million and $193 million for the years ended December 31, 2017, 2016 and 2015, respectively; and realized losses were $65 million, $68 million and $32 million, respectively. Realized gains on sales of available-for-sale equity securities were $1 million, $10 million and $9 million for the years ended December 31, 2017, 2016 and 2015, respectively; and realized losses were $0 million, $0 million and $1 million, respectively.

Losses from OTTI on equity securities (included in net investment gains or losses on equity securities above) were $0 million, less than $0 million and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for fixed maturities and equity securities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2017 and 2016 (in millions):

			2017
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$419	$3	$242	$7	$661	$10
U.S. government corporations and agencies	39	—	229	7	268	7
U.S. agency mortgage-backed and asset-backed securities	2,796	29	3,501	159	6,297	188
Foreign governments	53	—	28	1	81	1
U.S. corporate	5,530	56	3,678	132	9,208	188
Foreign corporate	1,017	13	1,018	37	2,035	50
Non-agency residential mortgage-backed securities	26	1	138	5	164	6
Non-agency commercial mortgage-backed securities	1,295	9	924	34	2,219	43
Non-agency asset-backed securities	1,520	9	746	18	2,266	27
Total fixed maturities	$12,695	$120	$10,504	$400	$23,199	$520

			2016
	Less than 12 months		Greater than 12 months		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Fixed maturities
U.S. Treasury	$1,204	$29	$—	$—	$1,204	$29
U.S. government corporations and agencies	252	13	—	—	252	13
U.S. agency mortgage-backed and asset-backed securities	5,109	213	306	20	5,415	233
Foreign governments	48	1	—	—	48	1
U.S. corporate	9,730	375	1,010	65	10,740	440
Foreign corporate	2,490	66	455	42	2,945	108
Non-agency residential mortgage-backed securities	96	2	275	14	371	16
Non-agency commercial mortgage-backed securities	1,824	59	266	8	2,090	67
Non-agency asset-backed securities	2,337	50	1,170	20	3,507	70
Total fixed maturities	$23,090	$808	$3,482	$169	$26,572	$977

At December 31, 2017, the unrealized loss amount consisted of approximately 2,918 different fixed maturities and 1 equity security.

At December 31, 2017, unrealized losses on investment grade fixed maturities were $454 million or 87% of the Company’s total fixed maturities’ unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners (‘‘NAIC’’) of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s; or a rating of AAA, AA, A or BBB from Standard & Poor’s (‘‘S&P’’); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturities with a rating below investment grade represent $67 million or 13% of the Company’s total fixed maturities’ unrealized losses at December 31, 2017.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $44 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $5 million for 6 months or less, less than $1 million for greater than 6 months through 12 months and $38 million for greater than 12 months. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

Net Unrealized Investment Gains or Losses

Net unrealized investment gains or losses on available-for-sale investments are included in the Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains or losses that have been recognized as realized gains or losses during the current year and are included in Net investment gains or losses.

The components of Net unrealized investment gains or losses reported in AOCI at December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Fixed maturities, available-for-sale - all other	$2,826	$1,838	$1,690
Fixed maturities on which an OTTI loss has been recognized	75	58	22
Total fixed maturities	2,901	1,896	1,712
Equity securities, available-for-sale	5	2	8
Derivatives designated as cash flow hedges	11	15	34
Other investments	5	2	2
Subtotal	2,922	1,915	1,756
Amounts recognized for:
DAC	(438)	(321)	(279)
Other assets (sales inducements)	(3)	(5)	(7)
Policyholders’ account balances and future policy benefits	45	39	33
Deferred taxes	(531)	(569)	(525)
Net unrealized gains on investments	$1,995	$1,059	$978

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The net unrealized gains or losses for the years ended December 31, 2017, 2016 and 2015, are presented separately for amounts related to fixed maturities on which an OTTI loss has been recognized and all other net unrealized investment gains or losses, were as follows (in millions):

Net unrealized investment gains and losses on fixed maturities on which an OTTI loss has been recognized
	Net Unrealized Gains (Losses) on Investments	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2014	$34	$(1)	$—	$—	$(11)	$22
Net investment (losses) gains on investments arising during the period	(10)	—	—	—	4	(6)
Reclassification adjustment for (gains) losses included in net income	(2)	—	—	—	1	(1)
Reclassification adjustment for OTTI losses excluded from net income [1]	—	—	—	—	—	—
Impact of net unrealized investment losses (gains) on DAC and sale inducements	—	2	—	—	(1)	1
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2015	22	1	—	—	(7)	16
Net investment gains (losses) on investments arising during the period	50	—	—	—	(17)	33
Reclassification adjustment for (gains) losses included in net income	(6)	—	—	—	2	(4)
Reclassification adjustment for OTTI losses excluded from net income [1]	(8)	—	—	—	3	(5)
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(6)	—	—	2	(4)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2016	58	(5)	—	—	(17)	36
Change in accounting principle - reclass of stranded tax effects	—	—	—	—	6	6
Net investment gains (losses) on investments arising during the period	15	—	—	—	(1)	14
Reclassification adjustment for (gains) losses included in net income	—	—	—	—	—	—
Reclassification adjustment for OTTI losses excluded from net income [1]	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(2)	—	—	—	(2)
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	—	—	—
Balance, December 31, 2017	$73	$(7)	$—	$—	$(12)	$54

*Amounts less than $1 million.

1 Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

All other net unrealized gains and losses in AOCI
	Net Unrealized Gains (Losses) on Investments[1]	DAC	Sales Inducements	Policyholders’ Account Balances and Future Policy Benefits	Deferred Income Tax Asset (Liability)	AOCI Related to Net Unrealized Investment Gains (Losses)
Balance, December 31, 2014	$3,814	$(726)	$(17)	$70	$(1,099)	$2,042
Net investment (losses) gains on investments arising during the period	(2,146)	—	—	—	750	(1,396)
Reclassification adjustment for losses (gains) included in net income	66	—	—	—	(23)	43
Reclassification adjustment for OTTI losses excluded from net income [2]	—	—	—	—	—	—
Impact of net unrealized investment losses (gains) on DAC and sale inducements	—	445	10	—	(159)	296
Impact of net unrealized investment (gains) losses on policyholders’ account balances and future policy benefits	—	—	—	(36)	13	(23)
Balance, December 31, 2015	1,734	(281)	(7)	34	(518)	962
Net investment gains (losses) on investments arising during the period	193	—	—	—	(68)	125
Reclassification adjustment for (gains) losses included in net income	(78)	—	—	—	27	(51)
Reclassification adjustment for OTTI losses excluded from net income [2]	8	—	—	—	(3)	5
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(35)	2	—	12	(21)
Impact of net unrealized investment losses (gains) on policyholders’ account balances and future policy benefits	—	—	—	5	(2)	3
Balance, December 31, 2016	1,857	(316)	(5)	39	(552)	1,023
Change in accounting principle - reclass of stranded tax effects	—	—	—	—	302	302
Net investment gains (losses) on investments arising during the period	944	—	—	—	(285)	659
Reclassification adjustment for losses (gains) included in net income	48	—	—	—	(14)	34
Reclassification adjustment for OTTI losses excluded from net income [2]	—	—	—	—	—	—
Impact of net unrealized investment (gains) losses on DAC and sale inducements	—	(115)	2	—	34	(79)
Impact of net unrealized investment losses (gains) on policyholders’ account balances and future policy benefits	—	—	—	6	(2)	4
Balance, December 31, 2017	$2,849	$(431)	$(3)	$45	$(517)	$1,943

1 Includes cash flow hedges. Refer to Note 7 – Derivative Instruments and Risk Management for information on cash flow hedges.
2 Represents “transfers out” related to the portion of OTTI losses and/or changes in non-credit losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The following table provides a rollforward of the cumulative credit loss component of OTTI losses recognized in earnings for fixed maturities still held for which a portion of the loss was recognized in AOCI (in millions):

	2017	2016
Balance at beginning of year	$182	$158
Additions
Credit loss impairments recognized in the current period on securities previously not impaired	7	34

Additional credit loss impairments recognized in the current period on securities previously impaired	7	6

Reductions
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or sold during the period	(43)	(16)
Balance at end of year	$153	$182

The balance of and changes in each component of AOCI attributable to the Company were as follows (in millions):

	Foreign CTA	Net Unrealized Investment Gains (Losses)[1]	Net Unrealized Gains (Losses) on OTTI Fixed Maturity Investments	Total AOCI
Balance, December 31, 2014	$—	$2,042	$22	$2,064
Change in net unrealized investment losses, net of related offsets, reclassification adjustments and income taxes	—	(1,080)	(6)	(1,086)
Change in foreign currency translation adjustment, net of income taxes	(3)	—	—	(3)
Balance, December 31, 2015	(3)	962	16	975
Change in net unrealized investment gains, net of related offsets, reclassification adjustments and income taxes	—	61	20	81
Balance, December 31, 2016	(3)	1,023	36	1,056
Change in accounting principle - reclass of stranded tax effects	—	302	6	308
Change in net unrealized investment gains, net of related offsets, reclassification adjustments and income taxes	—	616	12	628
Balance, December 31, 2017	$(3)	$1,941	$54	$1,992

1 Includes cash flow hedges. Refer to Note 7 - Derivative Instruments and Risk Management for information on cash flow hedges.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 10 – INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES (continued)

The amounts reclassified out of AOCI(1) for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015	Affected Line Item in the Consolidated Statements of Operations
Net unrealized investment (gains) losses
(Gains)/ losses on cash flow hedges:
Interest rate swaps	$—	$(1)	$1	Net investment income
Interest rate swaps	(2)	(1)	—	Net investment gains (losses)
Currency swaps	(1)	(1)	2	Net investment income
Currency swaps	4	(10)	—	Net investment gains (losses)
(Gains)/ losses on available-for-sale securities:
Impairment losses	—	(6)	(2)	Net investment gains (losses)
All other	47	(65)	66	Net investment gains (losses)
	48	(84)	67	Total before tax
	14	(29)	23	Income tax benefit (expense)
Total reclassifications for the period	$34	$(55)	$44	Net income

1 Negative amounts indicate gains/benefits reclassified out of AOCI. Positive amounts indicate losses/costs reclassified out of AOCI.

NOTE 11 – RELATED PARTY TRANSACTIONS

The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

New York Life provides the Company with certain services and facilities including, but not limited to, the following: accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. The fees incurred associated with these services and facilities, amounted to $968 million, $820 million and $823 million for the years ended December 31, 2017, 2016 and 2015, respectively, and were reflected in Operating expenses and Net investment income.

The Company’s interests in commercial mortgage loans and real estate portfolio acquired through foreclosure (“REO Portfolio”) are held in the form of participations in mortgages originated or acquired by New York Life (and, in the case of the REO Portfolio, a participation in the ownership of the REO Property (“REO Ownership Interest”)). Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval.

The Company is a party to an investment advisory agreement with NYL Investors, as amended from time to time, whereby NYL Investors provides investment advisory and administrative services to the Company. For the years ended December 31, 2017, 2016 and 2015, the total cost for these services amounted to $125 million, $119 million and $110 million, respectively, which is included in the costs of services billed by New York Life to the Company. These costs are included in Operating expenses. The Company also has investment management agreements with certain affiliates, including GoldPoint Partners LLC, Ausbil Investment Management Limited, and Credit Value Partners LLC.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

New York Life Investment Management (“NYLIM”) has an investment advisory agreement with the Mainstay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM of $37 million, $34 million and $35 million for the years ended December 31, 2017, 2016 and 2015, respectively, and was included in Fees-universal life and annuity policies.

NYLIM provides the Company with certain services and facilities including, but not limited to, management and other support. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. The Company incurred fees associated with the services and facilities in the amounts of $14 million, $15 million and $33 million for the years ended December 31, 2017, 2016 and 2015, respectively.

On October 1, 2017, the Company entered into a service agreement with its affiliate, Candriam Luxembourg (“Candriam”), whereby Candriam will provide certain investment fund research for the Company. The research provided by Candriam covers certain non-proprietary funds supporting the Company’s variable universal life insurance and annuity products.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“Distributors”), an indirect wholly owned subsidiary of New York Life, granting Distributors the exclusive right to distribute and to be the underwriter and/or agent of the Company’s variable product policies. For the years ended December 31, 2017, 2016 and 2015, the Company received service fees of $44 million, $39 million and $39 million, respectively, under this agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“Securities”), an indirect wholly owned subsidiary of New York Life, under which registered representatives of Securities solicit sales of multi-funded annuity contracts and variable life insurance policies. For the years ended December 31, 2017, 2016 and 2015, the Company incurred commission expense to Securities’ registered representatives of $119 million, $119 million and $139 million, respectively.

The Company has a service agreement with Securities, whereby Securities charges the Company a fee for management and supervisory services rendered in connection with variable life insurance and variable annuity sales and in-force business. For the years ended December 31, 2017, 2016 and 2015, the Company incurred an expense of $43 million, $48 million and $51 million, respectively.

The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a universal life insurance policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company received from New York Life $19 million, $23 million and $41 million for the years ended December 31, 2017, 2016 and 2015, respectively, and was included in Other income.

New York Life Capital Corporation (“NYLCC”), an indirect wholly owned subsidiary of New York Life, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2017 and 2016, the Company had no outstanding loan balance to NYLCC. During 2017, 2016 and 2015, the Company had no interest expenses recorded by the Company in relation to this agreement.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow up to $490 million from New York Life. During 2017, 2016 and 2015, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life, dated April 1, 1999, as amended, wherein New York Life may borrow up to $490 million from the Company. During 2017, 2016 and 2015, the credit facility was not used, no interest was paid and there was no outstanding balance due.

Prior to December 31, 2015, the Company entered into a revolving loan agreement with MCF, which was a wholly owned subsidiary of NYL Investments (as amended from time to time, the “MCF Loan Agreement”). Under this agreement, the Company provided funding to MCF for lending and equity investment commitments entered into by MCF on or after January

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

1, 2010. The aggregate amount advanced by the Company to MCF under the MCF Loan Agreement, when aggregated with all other funding provided to or on behalf of MCF by the Company, could not exceed 2.75% of the Company’s statutory cash and invested assets as stated on the Company’s most recent quarterly statement. During 2015, the Company received interest payments from MCF totaling $100 million, which are included in Net investment income. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon was due in full on July 1, 2025. At December 31, 2015, all outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon, were paid in full and the agreement was terminated.

On December 31, 2015, the Company entered into a note funding agreement with MCF and New York Life (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “Note”). The Note, which is reported as a bond, had outstanding balances for the Company of $1,875 million and $1,780 million at December 31, 2017 and 2016, respectively, and were reported in Fixed maturities, available-for-sale. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $4,700 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025. During 2017 and 2016, the Company recorded interest income from MCF totaling $79 million and $75 million, respectively. For 2017 and 2016, MCF paid a dividend of $63 million and $56 million to the Company.

The Company had purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2017 and 2016, the Company did not purchase any new loans. At December 31, 2017, all collateralized loans were fully paid down to zero. There were no remaining unfunded commitments and there is no intention of future participation in these collateralized loans. At December 31, 2016, the Company held loans with an outstanding balance of $7 million and had commitments to fund additional amounts on these existing loans of $2 million. These loans were reported in Other investments.

To satisfy its obligations under structured settlement agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.36% to 6.64%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2017 and 2016, the carrying value of the Interest in annuity contracts and the Obligations under structured settlement agreements amounted to $7,431 million and $6,808 million, respectively.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations was 5.84% for 2017. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2017 and 2016, the policyholder reserves related to these contracts amounted to $158 million and $160 million, respectively and were included in liabilities of Future policy benefits.

The Company has issued various Corporate Owned Life Insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. At December 31, 2017 and 2016, the policyholder reserves balances for these policies amounted to $3,969 million and $3,725 million, respectively, and were included in liabilities of Policyholders’ account balances and Separate account liabilities.

The Company has also issued various COLI policies to Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2017 and 2016, the policyholder liability balances for these policies amounted to $411 million and $364 million, respectively, and were included in Policyholders’ account balances and Separate account liabilities.

In connection with the acquisition of an office building in 2017 by REEP-OFC 2300 Empire LLC and a pledge of an unleveraged equity interest in the owner of Retreat at Seven Bridges, an existing multifamily property, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC 2300 Empire LLC and REEP-MF Woodridge

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 11 – RELATED PARTY TRANSACTIONS (continued)

IL LLC.  The mortgage loan's maturity date is August 10, 2022 with fixed rate of 3.75% per annum. For the year ended December 31, 2017, interest earned amounted to $1 million.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirectly wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC LLC.  The interest-only loan, expected to be due and payable on August 10, 2022 was paid off in October 2017.For each of the years ended December 31, 2017, 2016 and 2015, interest earned amounted to $3 million.

In connection with a $150 million acquisition of a fee estate containing an office building and related improvements and encumbered by a ground lease by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, which sets forth the terms that will govern, in part, each entity’s interest in the property. For each of the years ended December 31, 2017, 2016 and 2015, income earned amounted to $3 million.

Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

The Company has an over-retention agreement with New York Life. Refer to Note 14 – Reinsurance for more details.

At December 31, 2017 and 2016, the Company recorded amounts payable to parent and affiliates of $335 million and $239 million, respectively, and is included in Other liabilities. At December 31, 2017 and 2016, the Company recorded amounts due from parent and affiliates of $31 million and $33 million, respectively, and is included in Other assets. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 – POLICYHOLDERS’ LIABILITIES

Policyholders’ Account Balances

Policyholders’ account balances at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Deferred annuities	$45,841	$43,241
Universal life contracts	30,673	29,425
Other	1,275	1,353

Total policyholders’ account balances	$77,789	$74,019

Policyholders’ account balances on the above contracts are equal to cumulative deposits and interest credited, less withdrawals and mortality and expense charges, where applicable.

The following table highlights the interest rate assumptions generally utilized in calculating Policyholders’ account balances at December 31, 2017:

Product	Interest Rate
Deferred annuities	0.05% to 6.91%
Universal life contracts	2.60% to 8.00%

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Future Policy Benefits

Future policy benefits at December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Life insurance:
Taiwan business - 100% coinsured	$1,512	$1,320
Other life insurance	300	262
Total life insurance	1,812	1,582
Individual and group payout annuities	20,318	18,629
Other contract liabilities	116	81
Total future policy benefits	$22,246	$20,292

The following table highlights the key assumptions generally utilized in the calculation of liabilities for future policy benefits at December 31, 2017:

Product	Mortality	Interest Rate	Estimation Method
Individual and group payout annuities	Based upon best estimates at time of policy issuance with PAD	2.53% to 8.75%	Present value of expected future payments at a rate expected at issue with PAD

Guaranteed Minimum Benefits

At December 31, 2017 and 2016, the Company had fixed and variable annuities with guarantees. The Company’s variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For contracts with the EBB optional feature, the net amount at risk is defined as the additional benefit amount that equals to a percentage of earnings in the contract, subject to certain maximums. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date. For guarantees of income, the net amount at risk is defined as the minimum account balance in excess of the current account balance needed to fund the GFIB or guaranteed lifetime income withdrawal benefits (“GLWB”).

Variable Annuity Contracts – GMDB, EBB, GMAB and GFIB

The Company issues certain variable annuity contracts with a GMDB feature that guarantees either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

b)Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages
(adjusted for withdrawals)

Contracts with an optional EBB feature provide an additional death benefit amount equal to a percentage of earnings in the contract at time of death, subject to certain maximums.

The Company issues certain variable annuity contracts with a GMAB feature that guarantees a minimum contract value at the end of the guarantee period equal to 100% or 150% of the initial premium (adjusted for withdrawals), depending on the length of the guarantee period selected at issue. The minimum contract value can be reset after issue, and in such case, is set equal to the account value at the time of reset and the guaranteed period starts over. Older contracts must be surrendered

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

in order to receive the minimum contract value. Newer policies may pay out the higher of the GMDB and GMAB amount upon death, depending on the age of the contract and the guaranteed period selected.

The Company issues variable annuity contracts with a GFIB feature. This feature provides a minimum fixed annuity payment guarantee that will start on a date chosen by the policyholder.

The following tables provide the account value, net amount at risk and average attained age of contract holders at December 31, 2017 and 2016 for GMDBs, GMABs, EBBs and GFIBs ($ in millions):

	2017
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$21,353	$6,537	$54	$9,913	$1,524	$220
Net amount at risk	$19	$59	$7	$93	$10	$—
Average attained age of contract holders	59	59	69	65	62	60

	2016
	Return of Net Deposits			Ratchet		Income

	In the Event of Death	Accumulation at Specified Date	Additional Death Benefits	In the Event of Death	In the Event of Death (1)	Accumulation at Specified Date
	(GMDB)	(GMAB)	(EBB)	(GMDB)	(GMAB)	(GFIB)
Account value	$18,270	$5,839	$56	$9,874	$1,520	$226
Net amount at risk	$48	$84	$6	$172	$19	$1
Average attained age of contract holders	55	58	68	61	62	60

The following summarizes the general account liabilities for guarantees on variable contracts, included in liabilities for Future policy benefits for GMDB, EBB and GFIB, and liabilities for Policyholders’ account balances for GMAB (in millions):

	GMDB	GMAB	EBB	GFIB	Total
Balance at December 31, 2015	$74	$155	$2	$6	$237
Incurred guarantee benefits	(21)	26	—	(2)	3
Paid guarantee benefits	(7)	(1)	—	—	(8)
Balance at December 31, 2016	46	180	2	4	232
Incurred guarantee benefits	3	(143)	—	(1)	(141)
Paid guarantee benefits	(3)	(4)	—	—	(7)
Balance at December 31, 2017	$46	$33	$2	$3	$84

For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and changes in fair value are recorded in Interest credited to Policyholders’ account balances (refer to Note 9 – Fair Value Measurements).

The GMDB and EBB liabilities are determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates assumptions and adjusts the additional liability, with a related charge or credit recorded to increase in liabilities for Future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

The GFIB liability is determined each period by estimating the expected guaranteed minimum income benefit amounts, less the benefit amounts funded by income benefit purchases, and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the liability balance, with a related charge or credit recorded to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following table presents the aggregate fair value of assets at December 31, 2017 and 2016, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB, GMAB, GFIB, EBB and GLWB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB, GFIB and EBB guarantees in each contract, the GMDB, GMAB, GFIB and EBB amounts listed are not mutually exclusive (in millions):

	2017
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$16,157	$4,440	$30	$133
Fixed income	6,651	2,074	12	64
Balanced	4,861	1,324	8	23
Total separate account	27,669	7,838	50	220
General account	3,597	223	4	—
Total	$31,266	$8,061	$54	$220

	2016
	GMDB	GMAB	EBB	GFIB
Separate account
Equity	$13,722	$3,923	$30	$134
Fixed income	6,222	1,926	14	70
Balanced	4,379	1,247	8	22
Total separate account	24,323	7,096	52	226
General account	3,821	263	4	—
Total	$28,144	$7,359	$56	$226

Fixed Annuity Contracts - GLWB

The Company issues fixed annuity contracts with a GLWB feature. The benefit must be elected at the time of contract issuance, and provides for a percentage of the contract holder’s benefit base, subject to certain restrictions, to be available for withdrawal for life as early as age 59 1/2. This benefit base grows for up to 10 years or until lifetime income payments commence, whichever comes first.

The GLWB liability is determined each period end by estimating the expected payments after the account balance is depleted and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to Increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

At December 31, 2017 and 2016, the GLWB liability was $54 million and $17 million, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 12 – POLICYHOLDERS' LIABILITIES (continued)

Additional Liability for Individual Life Products

Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company’s individual life contracts, this requirement primarily affects universal life policies with secondary guarantees. For these policies, we define excess insurance benefits as death benefits paid in excess of account balance released on death when the policy is either being held in force by the presence of a no lapse guarantee or when an amount in excess of the account balance results from a GMDB.

Generally, the Company has separately defined an excess insurance benefit to exist when expected mortality exceeds all assessments. This insurance benefit is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments. The liability for excess insurance benefit features reflected in the general account and included in liabilities for Future policy benefits was $197 million and $162 million at December 31, 2017 and 2016, respectively.

NOTE 13 – DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Policy Acquisition Costs

The following is a rollforward of DAC for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015
Balance at beginning of year	$3,412	$3,530	$3,041

Current year additions	507	461	514
Amortization - current year	(447)	(522)	(435)
Amortization - impact of assumption and experience unlocking	(105)	(16)	(37)
Balance at end of year before related adjustments	3,367	3,453	3,083

Adjustment for changes in unrealized net investment gains	(118)	(41)	447
Balance at end of year	$3,249	$3,412	$3,530

Sales Inducements

The following is a rollforward of deferred sales inducements included in Other assets for the years ended December 31, 2017, 2016 and 2015 (in millions):

	2017	2016	2015
Balance at beginning of year	$664	$657	$634

Current year additions	63	76	113
Amortization - current year	(109)	(78)	(82)
Amortization - impact of assumption and experience unlocking	5	7	(18)
Balance at end of year before related adjustments	623	662	647

Adjustment for changes in unrealized net investment gains	2	2	10
Balance at end of year	$625	$664	$657

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 14 – REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. The Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for many products except for custom guarantee universal life, survivorship custom guarantee universal life, variable universal life and asset preserver products. Most of the reinsured business is on an automatic basis. For new life insurance policies reinsured automatically, the Company retains between 10% and 60% of each risk, with a minimum size policy ceded of $1 million for survivorship variable universal life and either $0 or $1 million for current performance survivorship universal life and no minimum size for single life. Cases in excess of the Company’s retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance which the Company cannot collect.

The Company also participates in assumed reinsurance with third parties in acquiring additional business. The effects of reinsurance on the Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015 were as follows (in millions):

	2017	2016	2015
Direct	$2,713	$2,804	$2,497
Assumed	4	4	4
Ceded	(65)	(65)	(69)
Premiums	$2,652	$2,743	$2,432

Fees - universal life and annuity policies ceded	$(656)	$(684)	$(621)

Direct	$2,487	$2,268	$2,048
Assumed	5	7	2
Ceded	(737)	(674)	(559)
Policyholder benefits	$1,755	$1,601	$1,491

Direct	$1,770	$1,832	$1,647
Ceded	(4)	3	(14)
Increase in liabilities for future policy benefits	$1,766	$1,835	$1,633

The effects of reinsurance on the Consolidated Statements of Financial Position for the years ended December 31, 2017 and 2016 were as follows (in millions):

	2017	2016
Reinsurance recoverable[1]	$5,969	$5,863
Reinsurance payable[1]	$4,081	$4,225

1Reinsurance recoverable is reported in Other Assets and Reinsurance payable is reported in Other Liabilities.

Ceded Reinsurance

Four reinsurance companies account for 76% and 77% of the in-force reinsurance ceded at December 31, 2017 and 2016, respectively.

The Company ceded 52% and 53% of its total life insurance in-force at December 31, 2017 and 2016, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 14 – REINSURANCE (continued)

Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the “Taiwan Branch”). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets were transferred to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life, that was sold to Yuanta Financials Holding Co., Ltd. (“Yuanta”) on December 31, 2013. Under the terms of the sale agreement, Yuanta agreed to satisfy in full, or cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation’s obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. The Company accounts for the policies issued prior to July 2002 as 100% coinsured, and records policyholder liabilities associated with those policies, as well as a reinsurance recoverable asset from Taiwan Corporation/Yuanta of an equal amount.

The effect of this reinsurance agreement with Taiwan Corporation/Yuanta for the years ended December 31, 2017, 2016 and 2015 was as follows (in millions):

	2017	2016	2015
Amounts recoverable from reinsurer[1]	$1,512	$1,320	$1,236
Premiums ceded	$61	$61	$67
Benefits ceded	$42	$53	$29

1 The Company recorded policyholder liabilities of $1,512 million, $1,320 million, and $1,236 million at December 31, 2017, 2016, and 2015, respectively.

The Company reinsures 90% of a block of in-force life insurance business with New York Life. The agreement uses a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for policies in the separate accounts. Under both the MODCO and funds withheld treaties, the Company retains the assets held in relation to the policyholders’ account balances and separate account liabilities. An experience refund is paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the funds withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. Refer to Note 7 - Derivative Instruments and Risk Management for additional details.

The effect of this reinsurance agreement with New York Life for the years ended December 31, 2017, 2016 and 2015 was as follows (in millions):

	2017	2016	2015
Fees-universal life policies ceded	$217	$262	$241
Net revenue from reinsurance	$66	$74	$99
Policyholder benefits ceded	$146	$184	$136
Amounts recoverable from reinsurer	$4,011	$4,150	$4,252
Amounts payable to reinsurer	$4,015	$4,154	$4,255
Other liabilities (deferred gain, net of amortization)	$9	$10	$11

The Company obtains coverage of mortality risk in excess of its retention limits from New York Life on a yearly renewable term basis. The premiums for this coverage were $22 million, $23 million and $11 million for the years ended December 31, 2017, 2016 and 2015, respectively.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS

Litigation

The Company and/or its subsidiaries are defendants in individual and/or alleged class action suits arising from their agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and/or other operations, including actions involving retail sales practices. Some of the actions seek substantial or unspecified compensatory and punitive damages. The Company and/or its subsidiaries are also, from time to time, involved in various governmental, administrative, and investigative proceedings and inquiries.
Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.
Assessments

Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations, which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.
The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in guaranty fund assessments against the Company of approximately $2 million and $2 million at December 31, 2017 and 2016, respectively, which have been accrued in Other liabilities. The Company expects to recover $4 million and $10 million at December 31, 2017 and 2016, respectively, of premium offsets reflected in Other assets.

Guarantees

The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from any such guarantees would not have a material adverse effect on the Company’s financial position.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

Loaned Securities and Repurchase Agreements

The following table represents recognized repurchase agreements that are subject to an enforceable master netting agreement or similar agreements at December 31, 2017 (in millions). The Company’s dollar rolls repurchase agreements to sell and repurchase securities are not done under master netting agreements or similar agreements and therefore are not included in this table:

	2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral[1]	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$223	$—	$223	$(223)	$—
Total assets	$223	$—	$223	$(223)	$—

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral[1]	Net Amount
Offsetting of financial assets
Securities purchased under agreement to resell	$298	$—	$298	$(298)	$—
Total assets	$298	$—	$298	$(298)	$—

1 The actual collateral that was held by the custodian was $227 million and $304 million at December 31 2017 and 2016, respectively, which were capped at the amount recorded in the Consolidated Statements of Financial Position in accordance with the authoritative guidance.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

The following table represents recognized securities lending transactions that are subject to an enforceable master netting agreement or similar agreement at December 31, 2017 and 2016 (in millions):

	2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—

	2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Securities Collateral(1)	Net Amount
Offsetting of financial liabilities
Securities entered into a security lending agreement	$675	$—	$675	$(675)	$—
Total liabilities	$675	$—	$675	$(675)	$—

(1) The amount shown represents the cash collateral received which is included in Other liabilities. At December 31, 2017 and 2016, the securities loaned had a fair value of $660 million and $659 million, respectively. Such assets reflect the extent of the Company’s involvement in securities lending, not the Company’s risk of loss.

The following tables provides information about the Company’s obligation regarding cash collateral received under repurchase agreements and securities lending transactions, by class of securities sold to be repurchased and securities sold to counterparties, including the remaining contractual maturity of such transactions at December 31, 2017 and 2016:

	2017
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$394	$—	$—	$—	$—	$394
U.S. government corporations & agencies	12	—	—	—	—	12
Foreign governments	5	—	—	—	—	5
U.S. corporate	226	—	—	—	—	226
Foreign corporate	38	—	—	—	—	38
Total securities lending transactions	$675	$—	$—	$—	$—	$675

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS
NOTE 15 – COMMITMENTS AND CONTINGENCIES, LOANED SECURITIES AND REPURCHASE AGREEMENTS (continued)

	2016
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
Dollar Repurchase Agreements
U.S. government corporations & agencies	$—	$—	$—	$—	$—	$—
Total dollar repurchase agreements	$—	$—	$—	$—	$—	$—

Securities Lending
U.S. Treasury	$49	$—	$—	$—	$—	$49
U.S. government corporations & agencies	18	—	—	—	—	18
Foreign governments	2	—	—	—	—	2
U.S. corporate	515	—	—	—	—	515
Foreign corporate	91	—	—	—	—	91
Total securities lending transactions	$675	$—	$—	$—	$—	$675

At December 31, 2017 and 2016, the Company had no agreements outstanding to sell and repurchase securities.

Liens

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 16 – INCOME TAXES

The components of the total Income tax (benefit) expense for the years ended December 31, 2017, 2016 and 2015 are as follows (in millions):

	2017	2016	2015
Current
Federal	$300	$323	$266
State and local	5	5	2
Foreign	1	1	1
Total current income tax expense	306	329	269
Deferred
Federal	(311)	(52)	(45)
Income tax (benefit) expense	$(5)	$277	$224

At December 31, 2017 and 2016, the Company recorded a net current income tax receivable of $22 million and a net current income tax payable of $5 million, respectively, which is included in Other assets or liabilities.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES (continued)

The Company’s actual income tax (benefit) expense for the years ended December 31, 2017, 2016 and 2015 differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons ($ in millions):

	2017		2016		2015

Statutory federal income tax expense	$495	35.0%	$345	35.0%	$297	35.0%
Tax exempt income	(52)	(3.7)	(47)	(4.7)	(60)	(7.1)
Audit liability	(1)	—	(6)	(0.6)	13	1.6
Investment credits	(36)	(2.6)	(38)	(3.9)	(49)	(5.8)
Amortization and deductions of investments in qualified affordable housing projects	24	1.7	21	2.1	30	3.6
Non-controlling interest	—	—	(1)	(0.1)	—	—
Impact of the TCJA	(436)	(30.8)	—	—	—	—
Other	1	—	3	0.3	(7)	(0.9)
Actual income tax (benefit) expense	$(5)	(0.4)%	$277	28.1%	$224	26.4%

The TCJA was enacted on December 22, 2017 and it significantly changes U.S. tax law primarily by lowering the corporate income tax rate from 35% to 21% beginning in 2018. The impact of the TCJA reflected above, $436 million, consists of a tax benefit of $435 million due to the revaluation of deferred tax liabilities to 21% and $1 million for other miscellaneous items.

All income tax effects have been identified and appropriately accounted for as a result of the TCJA in accordance with ASC 740 and SAB 118. The tax accounting for the revaluation of deferred tax liabilities is complete. A reasonable estimate of the income tax effects for the restatement of life insurance reserves for tax purposes as pursuant to TCJA has been recorded as provisional as the analysis is incomplete.

For tax years beginning January 1, 2018, the TCJA limits life insurance reserves for tax purposes to the greater of the net surrender value or 92.81% of NAIC required reserves. In general, the TCJA will result in lower life insurance reserves for tax purposes than under pre-TCJA law. Tax accounting for these changes requires the restatement of December 31, 2017 tax insurance reserves from pre-TCJA rules to the amounts required to be held under the TCJA. This revaluation requires establishing a “gross up” in which an additional deferred tax asset for the revised book to tax differences is recorded. The TCJA also requires the recapture of prior years’ tax benefits from the higher life insurance reserves. This recapture is paid ratably over eight years beginning in 2018 and recorded in the financial statements for the year ended December 31, 2017 as a deferred tax liability in an equal amount to the additional deferred tax asset. The Company has recorded as a provisional amount offsetting deferred tax assets and deferred tax liabilities in the amount of $472 million.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES (continued)

The components of the net deferred tax liability reported in Other liabilities at December 31, 2017 and 2016 are as follows (in millions):

	2017	2016
Deferred tax assets
Future policy benefits	$480	$899
Employee and agents benefits	29	52
Other	(4)	—
Gross deferred tax assets	505	951
Deferred tax liabilities
DAC	450	803
Investments	658	682
Other	117	228
Gross deferred tax liabilities	1,225	1,713
Net deferred tax liability	$720	$762

The Company does not have net operating or capital loss carry forwards.

The Company’s federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s consolidated financial position and results of operations as a result of these audits. The Company believes that its recorded income tax liabilities for uncertain tax positions are adequate for all open years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2017, 2016 and 2015 are as follows (in millions):

	2017	2016	2015
Balance at beginning of year	$40	$95	$99
Reductions for tax positions of prior years	(34)	(15)	(15)
Additions for tax positions of current year	—	—	19
Settlements with tax authorities	—	(40)	(8)
Balance at end of year	$6	$40	$95

At December 31, 2017, 2016 and 2015, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by $6 million, $6 million and $15 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits was less than $1 million for the the year ended December 31, 2017, $4 million for the year ended December 31, 2016 and $6 million for the year ended December 31, 2015, and is included in Income tax (benefit) expense. At December 31, 2017, 2016 and 2015, the Company had $1 million, $7 million and $19 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits which are reported in Other liabilities. The $6 million decrease from December 31, 2016 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of less than $1 million of interest expense, and $6 million decrease resulting from settlements with tax authorities. The $12 million decrease from December 31, 2016 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $4 million of interest expense, and $16 million decrease resulting from settlements with tax authorities. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 17 – DEBT

Recourse Debt

The Company issued a promissory note on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest, with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part, and there are no collateral requirements. The note was paid off at December 31, 2016.

Non-Recourse Debt

The Company was required to consolidate one structured investment, in which the Company is considered the primary beneficiary, with an outstanding debt balance of $1 million at December 31, 2017 and 2016. Refer to Note 6 – Investments for a discussion on VIEs.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in other liabilities. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery from the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh capital stock held, in aggregate exclusively in the Company’s general account at December 31, 2017 and 2016 was as follows (in millions):

	2017	2016
Membership stock - Class B	$26	$24
Activity stock	—	—
Aggregate total	$26	$24
Actual or estimated borrowing capacity as determined by the insurer	$4,903	$4,550

At December 31, 2017 and 2016, the Company did not have an outstanding balance due to the FHLB of Pittsburgh.

NOTE 18 – SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid were $296 million, $262 million and $207 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Total interest paid was $15 million, $16 million and $13 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Non-cash transactions

The Company’s non-cash investing transactions were $86 million for the year ended December 31, 2017 related to fixed maturities, equities, mortgage loans and limited partnerships.

The Company’s non-cash investing transactions were $201 million for the year ended December 31, 2016 related to fixed maturities, equities and limited partnerships.

The Company’s non-cash investing transactions were less than $27 million for the year ended December 31, 2015 related to fixed maturities, short terms, mortgage loans and limited partnerships.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO CONSOLIDATED GAAP BASIS FINANCIAL STATEMENTS

NOTE 19 – STATUTORY FINANCIAL INFORMATION
The NAIC Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. At December 31, 2017, the Company does not have any permitted practices.

The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company’s surplus or one hundred percent of net gain from operations. In 2017, the Company paid a $275 million dividend to its sole shareholder, New York Life. The Company did not pay or declare a dividend to New York Life at December 31, 2016. At December 31, 2017, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $5,234 million. The maximum amount of dividends that may be paid in 2018 without prior approval is $916 million.

NOTE 20 – SUBSEQUENT EVENTS

At March 8, 2018, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

(NYLIAC) NI070

PART C. OTHER INFORMATION

ITEM 26. EXHIBITS

(a)	Board of Directors Resolution

Resolution of the Board of Directors of New York Life Insurance and Annuity Company (NYLIAC) establishing the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed on 5/1/00 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2)	Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between NYLIAC and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5) to Registrant’s Initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2)	Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3)	Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(b) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4)	Modification of Policy Provisions Endorsement — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant’s Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5)	Alternative Cash Surrender Value Benefit Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(d) to Registrant’s Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6)	Alternative Cash Surrender Value Benefit Endorsement (8699-02)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7)	Modification of Policy Provisions Endorsement (8721-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(8)	Modification of Policy Provisions Endorsement (8722-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9)	Alternative Cash Surrender Value Benefit Endorsement (8719-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(10)	Alternative Cash Surrender Value Benefit Endorsement (8754-04)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(d)(11)	Alternative Cash Surrender Value Benefit Endorsement (8692-05) to Policy 300-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(12)	Modification of Policy Provisions Endorsement (8784-05) to Policy 300-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(13)	Modification of Policy Provisions Endorsement (8793-05) to Policy 301-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(14)	Endorsements to CorpExec Variable Universal Life Policy Numbers 300-40 and 301-43 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10) to Registrant’s initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Account - I (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant’s initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit 6(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant’s initial registration statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC — Previously filed as Exhibit 6(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

(g)(1)	Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(3)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(4)	Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(5)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(6)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/13/10, and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.

(h)(8)	Participation Agreement, Amended and Restated, dated May 1, 2009, among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, New York Life Insurance and Annuity Corporation and MFS Fund Distributors, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(30) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-161336), filed 11/16/09 and incorporated herein by reference.

(h)(9)	Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Form of Participation Agreement among American Century Variable Portfolios, Inc., American Century Investment Management, Inc., American Century Investment Services, Inc., American Century Services Corporation, and NYLIAC — Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(12)	Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(13)	Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co., Lord Abbett Distributor LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant’s Post-Effective Amendment No. 3 to the registration statement on Form-N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(14)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(19)	Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(20)	Participation Agreement among Baron Capital Funds Trust, Baron Capital, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(21) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(21)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(h)(22)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(h)(23)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(24)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(25)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(26)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(27)	Form of Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc. and Lincoln Investment Advisors Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(28)	Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, OppenheimerFunds, Inc. and Oppenheimer Variable Account Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(29) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(29)	Fund Participation Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(29) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(h)(30)	Fund Participation Agreement, among New York Life Insurance and Annuity Corporation, Voya Investments Distributor, LLC, Voya Investments, LLC, Voya Variable Portfolios, Inc. and Voya Variable Products Trust — Filed herewith.

(h)(31)	Participation Agreement, dated March 21, 2012, among New York Life Insurance and Annuity Corporation; DFA Dimensions Group Inc.; Dimensional Fund Advisors LP, and DFA Securities LLC — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (h)(31) to Post-Effective Amendment No. 30 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333- 48300), filed 11/8/2013 and incorporated herein by reference.

(h)(32)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(33)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(34)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(35)	Participation Agreement among Thrivent Series Fund, Inc., Thrivent Financial for Lutherans and New York Life Insurance and Annuity Corporation — Filed herewith.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account -I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Services Agreement between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Service Agreement between American Century Investment Services, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10)	Service Agreement between Deutsche Asset Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12)	Distribution and Servicing Plan Agreement between Lazard Retirement Series, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(13)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14)	Services Agreement between Pacific Investment Management Company LLC and NYLIAC — Previously filed in statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(15)	Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/12/05 and incorporated herein by reference.

(i)(16)	Administrative Services and Distribution Services Agreement by and between Baron Capital Funds Trust and NYLIAC, dated August 1, 2005 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(16) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(17)	Service Agreement by and between Davis Distributors, LLC, and NYLIAC, dated August 1, 2005 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(18)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(19)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/10/06 and incorporated herein by reference.

(i)(20)	Administrative and Shareholder Services Letter of Agreement, dated January 15, 1998, between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T,17 CFR 232.102(e) as Exhibit (i)(9) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(21)	Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(22)	Form of Administrative Services Agreement, dated as of August 15, 2006, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(23)	Form of Master Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(24)	Form of Administrative Services and Revenue Sharing Agreement, dated May 1, 2007, between New York Life Insurance and Annuity Corporation and OppenheimerFunds, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(24) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)(25)	Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 12/13/07 and incorporated herein by reference.

(i)(26)	Distribution Services Agreement, dated October 28, 2011, between Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and New York Life Insurance and Annuity Corporation – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (i)(26) to Post-Effective Amendment No. 27 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account – I (File No. 333-48300), filed 12/6/11 and incorporated herein by reference.

(i)(27)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(i)(28)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011— Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit 8 (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/11/12 and incorporated herein by reference.

(i)(29)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(30)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033- 87382), filed 5/14/03 and incorporated herein by reference.

(i)(31)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(32)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Filed herewith.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit (9)(e) to Registrant’s Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2)	Supplement to Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit 1.9(g) to Registrant’s Post-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

(q)(3)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies — Previously filed as Exhibit (q)(3) to Registrant’s Post-Effective Amendment No. 35 on Form N-6 (File No. 333-48300), filed 4/14/16 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Director, Chairman & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Cook, Alexander I.	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Grove, Matthew M.	Director & Senior Vice President
Harte, Frank M.	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director & Senior Vice President
Kim, John Y.	Director & President
Madgett, Mark J.	Director, Senior Vice President & Head of Agency
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Wion, Matthew D.	Director & Senior Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Cole, Thomas	Senior Vice President
Del Secolo, Michael	Senior Vice President
DeSanto, Craig L.	Senior Vice President & Actuary
Desiderato, Donald M.	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Girard, Thomas J.	Senior Vice President
Lenz, Scott L.	Senior Vice President & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
Malloy, Anthony R.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Miccuci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Starr, Andrew P.	Senior Vice President
Swanson, Matthew T.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Bartlett, Judy R.	Vice President & Legal Officer
Barton, Jacqueline M.	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Brill, Elizabeth	Vice President & Actuary
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cohen, Louis N.	Vice President
Cristallo, James J.	Vice President & Actuary
Cruz, Jeanne M.	Vice President
DeToro, Karen J.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donnelly, Kathleen A.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Goldstein, Ross M.	Vice President
Hallahan, Mary	Vice President & Treasurer
Hamlen, Renee	Vice President
Hamrick, Jane L.	Vice President & Actuary
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Huang, Angela	Vice President & Actuary
Hynes, Robert J.	Vice President
Kary, Jason	Vice President
Karmen, Robert	Vice President & Legal Officer
Killian, Jeffrey	Vice President
Kim, Terry	Vice President
Kimble, Michael J.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Lamarque, Natalie	Vice President
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Loutrel, Brian C.	Vice President & Chief Privacy Officer
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod	Vice President & Chief Information Security Officer
Morris, Ryan J.	Vice President & Actuary
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Smith, Kevin M.	Vice President
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Tillotson, Sandra G.	Vice President
Trimborn, Timothy A.	Vice President
Valvilala, Raj	Vice President
Verastegui, Victor A.	Vice President
Virendra, Sonali	Vice President
Wagenseil, Taylor	Vice President
Wagner, Robin M.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager 0.00%) [8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
Ausbil IT – Ausbil Microcap Fund	(Australia)	(NYLIAC: 20.47%)
Ausbil IT – Candriam Sustainable Global Equity Fund		(NYLIAC: 30.24%)
MacKay Shields Unconstrained Bond Fund		(NYLIAC: 99.23%)
Ausbil Dividend Income Fund		(NYLIAC: 99.80%)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99%; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF KB Fund LLC	(Delaware)
MCF Fund I LLC	(Delaware)
Ironshore Investment BL I Ltd.	(Bermuda)[8]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF KB Fund LLC	(Delaware)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Institutional Capital LLC	(Delaware) (Dormant)
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 0.00%)
Plainview Funds plc – MacKay Shields Flexible Bond Portfolio	(Ireland)	(NYLIAC: 0%; NYLIC: 0%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 1.91%; MacKay: 1.45%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 92.37%; MacKay 7.39%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[8]
Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.61%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select High Yield Bond Fund GP LLC	(Delaware)
MacKay Shields Select High Yield Bond Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker A, LP	(Delaware)	(GPPMBHA: 7.5%; GPPIVLP: 92.5%)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker B, LP	(Delaware)	(“GPPMBHB: 4.4%; GPPIVLP: 95.6%)
GPP Mezzanine Blocker Holdco C, LP	(Delaware)	(“GPPMBHC”)
GPP Mezzanine Blocker C, LP	(Delaware)	(“GPPMBHC: 0%; GPPIVLP: 0%)
GPP Mezzanine Blocker Holdco D, LP	(Delaware)	(“GPPMBHD”)
GPP Mezzanine Blocker D, LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker G, LP	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GoldPoint Partners VI – ECI Agreegator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker F L.P.	(Delaware)
NYLCAP Canada GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine GenPar GP, LLC	(Delaware)
NYLIM Mezzanine GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners, LP	(Delaware)
NYLIM Mezzanine Partners Parallel Fund, LP	(Delaware)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
Blue Sky Earthworks Ltd.	(Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker A, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco E, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III	(Mauritius)	LLC
NYLIM Jacob Ballas Capital India (FVCI) III	(Mauritius)	LLC
NYLIM Jacob Ballas India (FII) III	(Mauritius)	LLC
Evolvence Asset Management, Ltd.		(Goldpoint: 24.5%)
NYLCAP Holdings LLC	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM-GCR Fund I, LLC	(Delaware)	(50%)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
Financial Development LLC	(Delaware)	(“FD LLC”) (74.37%; IQ Holdings: 25.63%)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
Candriam Group	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
New York Life Investment Management Global Holdings S.a.r.l.	(Luxembourg)	(“NYLIMGH”)
CGH UK Acquisition Company Limited	(UK)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(”CANLUX”) (NYLIMGH: 95.033%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; NYLIMGH: 0.01%)
Candriam France	(France)	(”CANFR”)
Candriam Monétaire		(CANBEL: 1.23%; CANFR: 0.99%)
Candriam Switzerland LLC	(Switzerland)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 36.44%; CANBEL: 32.51%) (“BILPAC”)
Cordius CIG	(Lux)	(CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Bonds Convertible Opportunities	(Lux)	(CANLUX: 29.76%)
Candriam Alternative Return Equity Market Neutral	(Lux)	(21.05%)
Candriam L ESG Defensive Asset Allocation	(Lux)	(5.72%)
Ausbil Investment Management Limited	(Australia)	(79.25%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Investment Management Limited Employee Share Trust (Ausbil: 100%)	(Australia)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(65.85%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)[6]
Private Advisors Small Company Buyout Fund II, L.P.	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman)	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII	(Delaware)
PASCPEF VIII Carry Parent, LLC	(Delaware)
PASCPEF VIII Carry, LLC	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
Private Advisors Stable Value ERISA Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Stable Value Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
NYLM Alternatives LLC	(Delaware)
CVP Holdings, LLC	(Delaware)	(60%)
CVP CLO Manager, LLC	(Delaware)
CVP CLO Holdings GP LLC	(Delaware)
CVP CLO Holdings, LP	(Cayman Is.)
CVP CLO Advisors, LLC	(Delaware)
Credit Value Partners, LLC	(Delaware)
CHIPC Evergreen General, LLC	(Delaware)
CVP High Income Private Credit Master Fund, LP	(Cayman Is.)
CVP Loan Servicing LLC	(Delaware)
CHIPC PE General, LLC	(Delaware)
CHIPC PE Intermediate Fund, LP	(Cayman Is.)
CVP High Income Private Equity PE Fund (Cayman), LP	(Cayman Is.)
CVP High Income Private Credit PE Fund, LP	(Delaware)
CVP Distressed Fund, LLC	(Delaware)
CVF IV General, LLC	(Delaware)
Credit Value Fund IV, LP	(Delaware)
Credit Value Fund (Cayman) IV, LP	(Cayman Is.)
Credit Value Intermediate Fund IV, LP	(Cayman Is.)
Credit Value Master Fund IV-A, LP	(Cayman Is.)
Credit Value Master Fund IV-B, LP	(Cayman Is.)
CVF IV Vert LLC	(Delaware)
CVF IV-A1 Vert LLC	(Delaware)
CVP SPV LLC	(Delaware)
CVP SPV LLC Series I	(Delaware)
CVP SPV LLC Series II	(Delaware)
CVP SPV LLC Series III	(Delaware)
CVP Management Ireland Limited	(Ireland)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.06%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-MF Evanston IL LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust	(Delaware)[9]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]
JREP Fund Holdings I, L.P.	(Cayman Islands)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Islands)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
MAX Ventures and Industries Limited	(India)	(22.51%)

(+)	By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.
(*)	Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.
(†)	New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.
1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.24%, NYLIAC owns 0.00%, and MacKay owns .37% for a total ownership of 13.61%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Private Advisors Hedged Equity Fund (QP), L.P. owns 33.61% and PA Hedged Equity Fund, L.P. owns 66.39% of the Master Fund.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted..
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

ITEM 29. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (f)(2)(b) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
Lehneis, Kirk C.	Chairman of the Board
Gardner, Robert M.	Manager
Harte, Frank M.	Manager & Senior Vice President
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Huang, Dylan W.	Senior Managing Director, Individual Annuities
Hung, Yie-Hsin	Senior Managing Director, New York Life Investment Management & Chief Executive Officer
Mclnerney, Barbara J.	Senior Managing Director, Compliance
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Cristallo, James J.	Managing Director, Advanced Markets Network
Gomez, Mark A.	Managing Director & General Counsel
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Steele, Harvey P.	Managing Director, Third-Party Distribution
Stringer, Chirstopher R.	Managing Director
Sullivan, Howard	Managing Director, Credit Value Partners Institutional Sales
Wagner, Robin M.	Managing Director & Chief Compliance Officer
Wickwire, Brian D.	Managing Director, NYLIM Service Company, Controller & Chief Operating Officer
Bain, Karen A.	Vice President - Tax
Hansen, Marta	Director, Chief Financial Officer, Financial & Operations Principal & Treasurer
Herrera, Rafaela M.	Director, Compliance and Sales Material Review
Howard, Linda M.	Director, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Meade, Colleen A.	Secretary
Sharrier, Elizabeth	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life — Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.

ITEM 32. MANAGEMENT SERVICES.

Not applicable.

ITEM 33. FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec Series Variable Universal Life Insurance Policies in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 12th day of April, 2018.

NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Janis C. Rubin
Janis C. Rubin
Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Janis C. Rubin
Janis C. Rubin
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Christopher T. Ashe*	Director
David G. Bedard*	Director
Alexander I. M. Cook*	Director
John T. Fleurant*	Director & Chief Financial Officer
Robert M. Gardner*	Director & Controller (Principal Accounting Officer)
Matthew M. Grove*	Director
Frank M. Harte*	Director
Thomas A. Hendry*	Director
Dylan W. Huang*	Director
John Y. Kim*	Director & President
Mark J. Madgett*	Director
Theodore A. Mathas*	Chairman & Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Matthew D. Wion*	Director

By:	/s/ Janis C. Rubin
Janis C. Rubin Attorney-in-Fact April 12, 2018

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(h)(30)	Voya Investments Distributors, LLC Participation Agreement

(h)(35)	Thrivent Series Fund, Inc. Participation Agreement

(j)	Powers of Attorney

(k)	Opinion and Consent of Thomas F. English, Esq.

(n)	Consent of PricewaterhouseCoopers LLP